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                                         SOLID PARTNERS, FLEXIBLE SOLUTIONS-SM-

Bringing you a world of opportunity...

                                         FORTIS SERIES FUND, INC.
                                         SEMI-ANNUAL REPORT
                                         JUNE 30, 1998

                                         FORTIS FINANCIAL GROUP

FORTIS SERIES FUND, INC.
SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                        U.S.                                                  GLOBAL
                                           MONEY     GOVERNMENT   DIVERSIFIED     GLOBAL         HIGH         ASSET        ASSET
                                           MARKET    SECURITIES     INCOME         BOND          YIELD      ALLOCATION   ALLOCATION
                                           SERIES      SERIES       SERIES        SERIES        SERIES        SERIES       SERIES
                                          --------   ----------   -----------   -----------   -----------   ----------   ----------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................  $11.03       $10.68       $11.98        $10.65        $10.77        $13.29       $17.62
  End of year...........................  $11.32       $11.11       $12.48        $10.98        $11.00        $14.44       $19.79
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +1.94%       +3.33%       +3.41%        +2.46%        +1.44%        +7.95%      +11.57%
  Harmony Investment Life...............   +2.25%       +3.64%       +3.72%        +2.76%        +1.74%        +8.27%      +11.90%
  Wall Street Series 220/500............   +2.03%       +3.43%       +3.50%        +2.55%        +1.53%        +8.04%      +11.67%
  Wall Street Series Survivor...........   +1.94%       +3.33%       +3.41%        +2.46%        +1.44%        +7.95%      +11.57%
  Empower Variable Annuity*.............    +.66%       +1.69%       +1.64%         +.36%         -.86%        -2.68%       +2.83%


                                                  GROWTH &
                                          VALUE    INCOME
                                          SERIES   SERIES
                                          ------  --------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................  $13.42   $18.76
  End of year...........................  $14.81   $20.69
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters
    Variable Annuity....................   +9.61%   +9.58%
  Harmony Investment Life...............   +9.94%   +9.90%
  Wall Street Series 220/500............   +9.71%   +9.67%
  Wall Street Series Survivor...........   +9.61%   +9.58%
  Empower Variable Annuity*.............   -1.78%    -.34%

                                             S&P      BLUE CHIP   INTERNATIONAL   MID CAP   SMALL CAP    GLOBAL     LARGE CAP
                                          500 INDEX     STOCK         STOCK        STOCK      VALUE      GROWTH      GROWTH
                                           SERIES      SERIES        SERIES       SERIES*    SERIES*     SERIES      SERIES*
                                          ---------   ---------   -------------   -------   ---------   ---------   ---------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................   $14.93      $14.76        $13.36        $9.94      $9.96      $20.29      $10.16
  End of year...........................   $17.53      $17.25        $15.84        $9.43      $9.60      $23.40      $10.60
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters
    Variable Annuity....................   +16.66%      +6.19%       +17.76%       -5.29%     -3.81%     +14.57%      +4.16%
  Harmony Investment Life...............   +17.01%     +16.54%       +18.11%       -5.20%     -3.71%     +14.91%      +4.26%
  Wall Street Series 220/500............   +16.76%     +16.30%       +17.87%       -5.27%     -3.78%     +14.67%      +4.19%
  Wall Street Series Survivor...........   +16.66%     +16.19%       +17.76%       -5.29%     -3.81%     +14.57%      +4.16%
  Empower Variable Annuity*.............    +1.15%      +1.05%         +.56%       -5.28%     -3.79%       -.79%      +4.17%

                                           GROWTH     AGGRESSIVE
                                            STOCK       GROWTH
                                           SERIES       SERIES
                                          ---------   ----------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1998:
NET ASSET VALUE PER SHARE:
  Beginning of year.....................   $36.64       $13.81
  End of year...........................   $42.44       $15.70
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/ Masters
    Variable Annuity....................   +15.05%      +12.91%
  Harmony Investment Life...............   +15.39%      +13.25%
  Wall Street Series 220/500............   +15.15%      +13.01%
  Wall Street Series Survivor...........   +15.05%      +12.91%
  Empower Variable Annuity*.............    +1.60%       -1.77%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:*

                                                      U.S.                                        GLOBAL
                                          MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                          MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION   VALUE
                                          SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES     SERIES
                                          ------   ----------   -----------   ------   ------   ----------   ----------   ------
FOR THE SIX-MONTH PERIOD
   ENDED JUNE 30, 1998:
Investment Advisory and
   Management Fee.......................   .30%       .47%         .47%        .75%     .50%       .90%         .47%       .70%
Other Expenses..........................   .09%       .08%         .08%        .18%     .07%       .16%         .05%       .06%
                                          ------      ---          ---        ------   ------    -----          ---       ------
TOTAL FORTIS SERIES OPERATING EXPENSES..   .39%       .55%         .55%        .93%     .57%      1.06%         .52%       .76%
                                          ------      ---          ---        ------   ------    -----          ---       ------


                                          GROWTH &
                                           INCOME
                                           SERIES
                                          --------
FOR THE SIX-MONTH PERIOD
   ENDED JUNE 30, 1998:
Investment Advisory and
   Management Fee.......................    .64%
Other Expenses..........................    .03%
                                            ---
TOTAL FORTIS SERIES OPERATING EXPENSES..    .67%
                                            ---

                                             S&P      BLUE CHIP   INTERNATIONAL   MID CAP   SMALL CAP   GLOBAL   LARGE CAP   GROWTH
                                          500 INDEX     STOCK         STOCK        STOCK      VALUE     GROWTH    GROWTH     STOCK
                                           SERIES      SERIES        SERIES       SERIES*    SERIES*    SERIES    SERIES*    SERIES
                                          ---------   ---------   -------------   -------   ---------   ------   ---------   ------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1998:
Investment Advisory and Management
  Fee...................................    .40%        .89%          .85%          .90%       .90%      .70%       .90%      .61%
Other Expenses..........................    .05%        .05%          .10%          .35%       .35%      .05%       .35%      .05%
                                            ---         ---           ---         -------   ---------   ------   ---------   ------
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................    .45%        .94%          .95%         1.25%      1.25%      .75%      1.25%      .66%
                                            ---         ---           ---         -------   ---------   ------   ---------   ------

                                          AGGRESSIVE
                                            GROWTH
                                            SERIES
                                          ----------
FOR THE SIX-MONTH PERIOD
  ENDED JUNE 30, 1998:
Investment Advisory and Management
  Fee...................................     .68%
Other Expenses..........................     .04%
                                             ---
TOTAL FORTIS SERIES OPERATING
  EXPENSES..............................     .72%
                                             ---

 * For the period May 1, 1998 to June 30, 1998.
** Represents the expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies, (annualized).

HOW TO USE THIS REPORT

For a quick overview of the fund's
performance during the past
six-months, refer to the Highlights
box. The letter from the portfolio
managers and president provide a
more detailed analysis of the fund
and financial markets.

The charts alongside the letter are
useful because they provide more
information about your investments.
The top holdings chart shows the
types of securities in which the
portfolios invests, and the pie
chart shows a breakdown of the
portfolios' assets by sector. The
portfolio changes show the
investment decisions your portfolio
manager has made over the period in
response to changing market
conditions.

The performance chart graphically
compares the portfolios' total
return performance with a selected
investment index. Remember, however,
that an index may reflect the
performance of securities the
portfolio may not hold. Also, the
index does not deduct investment
advisory fees and other fund
expenses, whereas your portfolio
does. Individuals cannot buy an
unmanaged index fund without
incurring some charges and expenses.

This report is just one of several
tools you can use to learn more
about your investment in the Fortis
Family of Products and Services.
Your investment representative, who
understands your personal financial
situation, can best explain the
features of your investment and how
it's designed to help you meet your
financial goals.
          ----------------------------------------------------------------------

CONTENTS
Letter to Shareholders                                2

Schedules of Investments

  Money Market Series                                22

  U.S. Government Securities Series                  23

  Diversified Income Series                          25

  Global Bond Series                                 30

  High Yield Series                                  32

  Global Asset Allocation Series                     37

  Asset Allocation Series                            42

  Value Series                                       49

  Growth & Income Series                             51

  S&P 500 Index Series                               54

  Blue Chip Stock Series                             59

  International Stock Series                         63

  Mid Cap Stock Series                               66

  Small Cap Value Series                             68

  Global Growth Series                               69

  Large Cap Growth Series                            73

  Growth Stock Series                                75

  Aggressive Growth Series                           77

Statements of Assets and Liabilities                 79

Statements of Operations                             82

Statements of Changes in Net Assets                  85

Notes to Financial Statements                        88

Directors and Officers                              103

Products and Services                               104

          [PHOTO]

FORTIS SERIES FUND, INC. SEMI-ANNUAL REPORT,
JUNE 30, 1998

DEAR SHAREHOLDER:

The first half of 1998 has been another remarkable period for the capital markets. Through June, the S&P 500 advanced 17.70 percent and the long treasury bond returned 6.40 percent. This performance reflects the continuing growth of the U.S. economy and the resulting good environment for jobs and growth in consumer income, enabling corporations to record solid gains in profits. While it is clear that these dynamics have been positively received by investors, it is all the more remarkable given the dire and deteriorating situation which has been unfolding in Asia.

Last fall, the Asian economies began to decline. As the first half of 1998 has unfolded, the Asian crisis has deepened causing economic deterioration, banking system woes, significant debt burdens and pressure on Asian stock and bond markets and currencies. The impact on the U.S. economy has intensified resulting in a deteriorating balance of trade, a meaningful slackening of demand for U.S. produced goods and greater competitive pressure for U.S. corporations. Initially, the Asian problem was confined to certain areas of the U.S. economy such as capital goods and technology companies. However, it now is negatively impacting our economy more broadly and is resulting in a slowing of economic growth and corporate earnings.

Initially, the U.S. capital markets responded favorably to the Asian crisis expecting that inflation would decline further, a positive backdrop for financial assets. Further, the bond market benefited from increased interest in U.S. Treasury obligations which were perceived to be a safe haven, particularly for foreign investors, in light of the uncertainty developing in Asia. However, this summer, the stock and bond markets have focused on the negative results of the Asian problem. Lower demand, lack of pricing power, margin contraction, and disappointing earnings have resulted in a market correction. For many small and midsized companies, the correction to date has been severe, approximating 30 percent.

As we look forward, we believe that most of the correction is now behind us. Although the market is likely to remain around current levels for several more months and the volatility will continue to be high, we see this correction as healthy and indeed normal. As investors evaluate the prospects for next year, it is likely they will again focus on the positive trends of better earnings growth and low inflation which will enable the markets to resume an upward course.

Sincerely,

      [SIGNATURE]                   [SIGNATURE]                         [SIGNATURE]

Dean C. Kopperud                    Lucinda S. Mezey                    Howard G. Hudson
President                           Vice President, Equities            Vice President, Fixed Income

August 7, 1998

PORTFOLIO ALLOCATION AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Financing                 21.7%
Diversified Finance                15.5%
Captive Auto Finance               12.8%
Banks                              12.2%
Utilities-Electric                  8.9%
Captive Equipment Finance           8.2%
Captive Oil Finance                 4.6%
Industrial                          4.4%
Food-Grocery, Misc.                 4.3%
Brokerage and Investment            4.1%
Oil-Refining                        3.3%

FORTIS SERIES FUND: MONEY MARKET SERIES

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

During the six months ending June 30, 1998, short-term interest rates were exceptionally stable as 90-day commercial paper rates ranged from a low of 5.35 percent to a high of 5.55 percent. Throughout this period, the U.S. economy exhibited strong growth and low inflation. In this environment, the Federal Reserve Bank, or the "Fed," has not seen a need to change the federal funds rate. The federal funds rate is the interbank borrowing rate set by the Fed and the primary determinant of short-term interest rates. Therefore, the fund's performance generally is linked to the federal funds rate. The fund's rate has been relatively steady and the return over the last six months was 2.63 percent.

The fund continues to place great emphasis on high quality and liquidity, while looking to target the fund's average maturity at an optimal length. Maturity is the length of time between now and the date a security is repayable. We consider 40 to 50 days to be a neutral target for the portfolio. At the beginning of the year, the average maturity of the securities in the portfolio was 40 days, due, in part, to the possibility that the Fed might raise short-term interest rates in reaction to an Asian-induced slowdown in the U.S. economy. By mid-February, it became apparent to us that these concerns were unwarranted and we increased the average maturity to 60 days. The increase reflected our belief that the Fed would not change interest rates for some time and allowed us to buy securities that offered a modestly higher yield.

In the months ahead, we'll continue to monitor what the Federal Reserve is doing with short-term interest rates as any change in short-term rates will have an impact on this fund's performance. We believe that two things could happen for the Federal Reserve to change interest rates. On the domestic side, we could see an increase in interest rates (referred to as "tightening of monetary policy") if the present level of economic growth continues. Additionally, the level of economic growth in the global economy as a whole has an impact upon interest rates in the U.S. Lately, Asia has had the greatest impact; i.e. slower economic growth.

While most of these events are not likely to be resolved in the near future, they may affect the Federal Reserve's decisions on whether to raise or lower interest rates, and consequently affect the portfolio's return to shareholders.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Securities                31.4%
Other Direct Federal Obligations        25.8%
FNMAs                                   21.2%
GNMAs                                   10.0%
Cash Equivalents/Receivables             4.8%
FHLMCs                                   4.2%
Other                                    2.6%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  TVA Global (6.375%) 2005                                11.2%
 2.  GNMA (7.50%) 2027                                        6.5%
 3.  Federal Home Loan Bank (7.31%) 2004                      6.1%
 4.  U.S. Treasury Note (6.375%) 2000                         5.9%
 5.  U.S. Treasury Note (6.625%) 2002                         5.6%
 6.  U.S. Treasury Strip (5.92%) 2009                         5.5%
 7.  U.S. Treasury Note (6.125%) 2001                         4.2%
 8.  Federal Farm Credit Bank (5.70%) 2001                    3.6%
 9.  FNMA (7%) 30 Year Dollar Roll                            3.3%
10.  FNMA (6.58%) 2007                                        3.0%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES SERIES

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S.GOVERNMENT BONDS, TREASURIES AND GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES.

During the first half of 1998, the U.S. economy continued its brisk pace of growth. Fueled by a rapidly expanding work force -- nearly 1.5 million more jobs were created -- and strong consumer demand, real GDP grew at a 3.5 percent annualized rate. After an initial scare from the emerging markets in January, it appeared that the economic problems overseas, Asia in particular, would remain localized, and that the strong U.S. domestic economy would force the Federal Reserve to raise rates. As the year progressed, however, it became clear that the problems in Asia were more severe and far reaching than originally anticipated. The ripple effects of Asia began to affect the U.S. economy, negatively impacting gross domestic product, or GDP. As a result, growth slowed dramatically from the first quarter -- 5.5 percent real GDP to 1.4 percent real GDP in the second quarter.

The net result of these events was that the interest rates increased during both February and April, and then declined significantly later in the second quarter. The 30-year treasury began the year at 5.92 percent, increased to as high as 6.0 percent, and fell to 5.63 percent on June 30, 1998. Long-term rates decreased more than short-term rates.

We did not believe that the problems in Asia would remedy quickly, and used the back-up in interest rates that accompanied the market's premature relief to extend the portfolio's duration. Duration is a measure of a bond portfolio's sensitivity to changes in interest rates; therefore a "long duration" assumes interest rates will decline. Currently, the portfolio's duration is 4.75 years. Since callable bonds perform poorly in periods of declining interest rates, we also improved the overall call protection in the portfolio. This involved: selling conventional mortgage-backed securities, or MBS, which are subject to immediate prepayment; and buying MBS with better call protection and non-callable agency debentures. If rates either remain at current levels or decline further, these securities should provide better total rates of return than the issues we sold.

Our strategies during the first half of 1998 produced a total rate of return of
4.03 percent. This compared favorably to the 3.38 percent return for the Lehman Brothers Intermediate Government Bond Index, which has almost 10 percent more interest rate risk than does the fund.

Our strategy going forward will depend once again on the severity and duration of the Asian crisis. Should Asia's problems continue, we anticipate that the U.S. dollar will remain strong, exports will continue to be restrained, and the drag on the U.S. economy will prevent the Federal Reserve from having to raise short-term interest rates. In addition, foreign investors will look to our markets for "safe-haven investing." These outcomes all suggest that interest rates will likely remain at these levels or move lower.

VALUE OF $10,000 INVESTED JULY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              LEHMAN BROTHERS         U.S. GOVERNMENT
                                            INTERMEDIATE GOV'T          SECURITIES

                                                     Bond Index**                 Series
7/1/88                                                   $ 10,000               $ 10,000
89                                                       $ 11,009               $ 10,990
90                                                       $ 11,858               $ 11,806
91                                                       $ 13,109               $ 12,874
92                                                       $ 14,795               $ 14,493
93                                                       $ 16,280               $ 16,159
94                                                       $ 16,248               $ 15,334
95                                                       $ 17,865               $ 17,164
96                                                       $ 18,611               $ 17,912
97                                                       $ 19,903               $ 19,274
98                                                       $ 21,570               $ 21,253
U.S. Government Securities Series
Average Annual Total Return*
1 Year                                                     5 Year                10 Year
+10.27%                                                    +5.63%                 +7.83%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Corporate Bonds - Investment Grade               39.5%
Asset Backed Securities                          19.7%
Corporate Bonds - Non-Investment Grade           15.1%
U.S. Treasury Securities                          9.4%
U.S. Government Agencies                          8.1%
Cash Equivalent / Receivables                     8.0%
Equity Securities                                 0.2%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.625%) 2007                         3.5%
 2.  FNMA (7%) 30 Year Dollar Roll                            2.5%
 3.  GNMA (9%) 2020                                           2.2%
 4.  DLJ Mortgage Acceptance Corp. (8.50%) 2001               2.0%
 5.  GTE Corp. (7.51%) 2009                                   2.0%
 6.  Nationslink Funding Corp. (7.52%) 2005                   1.9%
 7.  General Motors Acceptance Corp. (5.875%) 2003            1.8%
 8.  U.S. Treasury Bond (8.125%) 2021                         1.8%
 9.  Green Tree Financial Group (7.20%) 2019                  1.6%
10.  Mortgage Capital Funding, Inc. (7.90%) 2006              1.6%

FORTIS SERIES FUND: DIVERSIFIED INCOME SERIES

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

In our last shareholder letter, we forecasted that inflation would be benign and economic growth would moderate, partly as a result of the economic crisis in Asia. We also mentioned that this environment would result in favorable conditions for U.S. Treasury securities and that prospects for corporate and mortgage-backed bonds were not quite as optimistic. In retrospect, the economy took slightly longer to slow down than we had initially forecast. The first quarter's gross domestic product growth of 5.4 percent was followed by a much more tame 1.4 percent second quarter. Inflation continues to be well behaved, as the consumer price index year-to-date is running at 1.4 percent annual rate. In addition, the Asian financial crisis did negatively impact the various non-government sectors, as they underperformed U.S. treasuries.

For the six months ended June 30, 1998, The Diversified Income Fund earned a
4.10 percent total rate of return, compared with 3.92 percent for the Lehman Brothers Aggregate Index. The fund's return benefited from our strategies regarding duration, sector allocation and security selection. On the duration front, we believed and continue to believe that interest rates were in a trading range with a view that they would move lower. Given this bias, we extended the portfolio's duration to longer than the benchmark as interest rates rose and reduced our duration to that of the benchmark at the lower end of the range. Duration is a measure of a bond portfolio's sensitivity to changes in interest rates; therefore a "long duration" assumes interest rates will decline. Our current duration stands at 5.57 years, which is slightly longer than where we began the year: 5.52 years. During the first six months of 1998 interest rates moved lower -- from 5.92 percent at year end to 5.63 percent on June 30, 1998 -- performance was enhanced by our duration strategy.

Other areas of note include a decrease in the percentage of mortgage-backed securities held in this portfolio, reflecting our concern that the mortgage-backed sector would see rapid prepayments. Our percentage holdings in the high-yield sector were reduced from 20.6 percent to 16.7 percent, as we continued to be wary of the spillover effects of the deteriorating economic situation in the Far East.

Our strategy going forward will depend on the severity and length of the Asian crisis. Specifically, should the difficulties in the Far East continue as anticipated, it is likely to have a dampening effect on U.S. economic growth. Additionally, a continuation of the crisis should bolster the U.S. dollar, making foreign goods cheaper and keeping inflation in check. In this scenario, interest rates would likely stay at current rate levels, if not move lower. These concerns continue to lead us to a cautious stance in the outlook for the various spread sectors, as a slowdown of economic growth and/or a flight of capital to the U.S. would negatively impact the non-governments. Therefore, we are underweight in non-governments relative to our benchmark as we await better entry points, such as wider yield spreads when compared to U.S. treasuries.

VALUE OF $10,000 INVESTED JULY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        LEHMAN BROTHERS      DIVERSIFIED
                                           AGGREGATE            INCOME

                                              Bond Index**          Series
7/1/88                                             $10,000         $10,000
89                                                  11,222          10,974
90                                                  12,103          11,881
91                                                  13,398          13,070
92                                                  15,279          14,723
93                                                  17,080          16,718
94                                                  16,856          16,281
95                                                  18,989          18,130
96                                                  19,822          19,044
97                                                  21,439          20,673
98                                                  23,700          23,062
Diversified Income Series
Average Annual Total Return*
1 Year                                              5 Year         10 Year
+11.56%                                             +6.65%          +8.71%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 ** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Germany                             21.4%
United States                       20.5%
Denmark                             12.4%
Australia                           10.1%
Cash Equivalents/Receivables         8.2%
Canada                               5.4%
France                               5.1%
Italy                                4.8%
Austria                              3.5%
United Kingdom                       2.9%
Sweden                               2.9%
Netherlands                          2.8%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (5.625%) 2000                         4.8%
 2.  Kingdom of Denmark (8%) 2006                             4.8%
 3.  German Government (7.125%) 2002                          4.7%
 4.  Australian Government (7.50%) 2009                       4.7%
 5.  General Electric Capital Corp (8.125%) 2007              4.6%
 6.  Kingdom of Denmark (7%) 2007                             4.0%
 7.  Canadian Government (4.875%) 2008                        3.9%
 8.  Kingdom of Denmark (8%) 2003                             3.6%
 9.  Republic of Austria (7.875%) 2002                        3.6%
10.  Buoni Poliennali Del Tesoro (10.50%) 2000                3.2%

FORTIS SERIES FUND: GLOBAL BOND SERIES
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH-QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

During the six-month period, the Global Bond portfolio performed marginally better than the Salomon World Government Bond Index: 3.15 percent versus 2.79 percent.

The factors benefiting performance were threefold. The portfolio benefited from a long overall duration in relation to the benchmark. Duration is a measure of a bond portfolio's sensitivity to changes in interest rates; therefore a "long duration" portfolio assumes interest rates will decline.

Additionally, the portfolio began the period with the belief that the Japanese yen would continue to weaken, and established a currency hedge that reflected this view. Toward the end of the period, as the yen reached a level of 142 yen to the dollar, the portfolio reduced this position. Finally, within the European profile, the portfolio was overweighted in Denmark bonds which performed well relative to other European issues.

One adverse factor that affected the portfolio was the position in Australian bonds, which were modestly disappointing on potential political uncertainty and the impact of the Asian crisis on the Australian economy.

Looking ahead, we believe that as long as the inflationary environment remains benign, the fixed income markets will continue to do well. The portfolio has maintained an overweight exposure to the global bond market with concentrated positions in the core European markets and the U.S. bond market. On the currency front, the dollar has continued to remain strong against most currencies with the portfolio maintaining an overweight position in the greenback.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   SALOMON BROS WORLD        GLOBAL
                                  GOV'T BOND INDEX ***     BOND SERIES
1/3/95                                           $10,000        $10,000
95                                                11,688         11,541
96                                                11,728         11,588
97                                                12,183         12,083
98                                                12,708         12,715
Global Bond Series
Average Annual Total Return*
                                                   Since
1 Year                                 January 3, 1995**
+5.23%                                            +7.12%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                               34.2%
Telecommunications                  15.3%
Cable Television                    10.5%
Textile Manufacturing                5.9%
Cash Equivalents/Receivables         5.8%
Broadcasting                         4.4%
Steel and Iron                       3.7%
Forest Products                      3.3%
Publishing                           3.1%
Restaurants and Franchising          3.0%
Energy                               2.9%
Food-Miscellaneous                   2.9%
Health Care Services                 2.6%
Chemicals                            2.4%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Unisys Corp (11.75%) 2004                                1.7%
 2.  ITC Deltacom, Inc. (11%) 2007                            1.6%
 3.  Greyhound Lines, Inc. (11.50%) 2007                      1.6%
 4.  MDC Holdings, Inc. (11.125%) 2003                        1.6%
 5.  Grand Casinos, Inc. (10.125%) 2003                       1.6%
 6.  Pillowtex Corp. (10%) 2006                               1.5%
 7.  Sinclair Broadcasting Group, Inc. (10%) 2005             1.5%
 8.  Clark Materials Handling (10.75%) 2006                   1.5%
 9.  Weirton Steel Corp. (11.375%) 2004                       1.5%
10.  Newport News Ship Building (9.25%) 2006                  1.5%

FORTIS SERIES FUND: HIGH YIELD SERIES

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

During this six-month reporting period, from January 1 to June 30, 1998, we've added a new portfolio manager, Ho Wang. Mr. Wang brings to Fortis more than 28 years experience as a high yield specialist and a focus on investing in high-yield bonds that will maximize the total return for shareholders. The fund was up 2.12 percent over the first six months of 1998.

The primary reason that this fund underperformed expectations was due to ongoing problems stemming from two specific holdings in our portfolio, Australis and Wireless One. The negative earnings situation with these companies began last year and continued to deteriorate throughout this reporting period. In addition, our overweighting in the telecommunications sector hurt performance as that sector has lagged the rest of the market in 1998.

Our decision to underweight emerging market bonds has significantly helped the returns for the fund. Specifically, Southeast Asia, Japan and Russia, have underperformed during 1998.

We have refocused our efforts on selecting higher-quality securities for this portfolio. This strategy is crucial to our success in producing consistently above average, total rates of return.

Looking ahead, we see U.S. economic activity beginning to moderate but we do not expect this to have significant influence on the fund. Although we're currently underweighted in the emerging market sector, we will continue to look for opportunities within the sector that may add value in the coming months.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LEHMAN BROTHERS      HIGH
                                     HIGH YIELD        YIELD

                                           Index***     Series
5/2/94                                      $10,000    $10,000
94                                           10,036      9,998
95                                           11,423     10,817
96                                           12,407     11,694
97                                           14,104     13,003
98                                           15,708     13,860
High Yield Series
Average Annual Total Return*
                                              Since
1 Year                                May 2, 1994**
+6.59%                                       +8.15%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                       55.9%
Foreign - Government Bonds - Investment Grade           20.5%
U.S. Government Securities                              14.5%
Cash Equivalents/Receivables                             7.5%
Corporate Bonds - Investment Grade                       1.6%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  United Kingdom Treasury (8.50%) 2007                     3.0%
 2.  U.S. Treasury Note (5.75%) 2003                          2.6%
 3.  U.S. Treasury Note (7.875%) 2004                         2.3%
 4.  U.S. Treasury Bond (8.125%) 2019                         1.8%
 5.  Germany Bundesrepublik (6.50%) 2005                      1.8%
 6.  Bundesrepublik Deutschland (6.00%) 2001                  1.7%
 7.  Italian Government (9.50%) 2006                          1.7%
 8.  U.S. Treasury Note (7.25%) 2004                          1.6%
 9.  German Government (6.25%) 2024                           1.6%

Stocks
-------------------------------------------------------------------
 1.  Philip Morris Co., Inc.                                  1.8%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

STOCK ADDITIONS:                STOCK ELIMINATIONS:
American Stores Co.             AT&T Corp.
BTR plc                         Irish Life plc
Chase Manhattan Corp.           Lukens, Inc.
Compagnie Financiere Richemont  Polaroid Corp.
 AG                             Racal Electronics plc
Fujisawa Pharmaceutical Co.     Svenska Cellulosa B Free
Groupe Danone                   Tate & Lyle plc
Ocean Energy, Inc.              Toys 'R' Us, Inc.
Tupperware Corp.                Unilever plc
Unicom Corp.                    United Meridian Corp.
Wolseley plc

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION SERIES
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

Year-to-date through June 30th, the portfolio had a total return of 8.67 percent versus the benchmark return of 11.20 percent. The relatively poor performance was primarily the result of the underperformance of the global equity portion of the portfolio.

The portfolio's recent underperformance was almost entirely due to weak relative performance from U.S. stock selection. Partly due to individual stock disappointments, it is also clearly reflective of the U.S. market, which has been driven to record levels by large-cap names such as General Electric, Microsoft and Coca-Cola. As value investors, we are loath to pay such premiums in what seems to be an expensive flight to quality.

Several of our U.S. stocks were hurt however by specific events which we believe caused them to be oversold. Borg Warner, for example, the auto components manufacturer, fell 24 percent during the quarter due to Asian fears and production delays within Ford. Oil stocks, Noble Drilling and Ocean Energy, continued to be impacted by the weakness of oil prices. On a positive note, our underweight position and stock selection in Japan and Asia continues to benefit the portfolio.

Over the six-month period, the fixed income portion of the portfolio outperformed its benchmark. This was principally due to our overweighting of Swedish bonds and our overweighting of the U.S. dollar in favor of the yen.

Going forward, Japan and the level of the Japanese yen are now key to any recovery within the Asian economies. It is difficult to predict what will happen in Japan and Asia, but on balance, we feel that the Asian crisis together with its implications for global growth will continue. These fundamentals should continue to support global bonds and also sustain the ongoing flight to quality from the emerging markets. We are therefore positive on global bond markets with the exception of Japan and are therefore positioned for neutral interest rate exposure overall, expecting bonds to remain a good performing asset class over the remainder of the year.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                          SALOMON BROS            MSCI         GLOBAL ASSET
                                           WORLD GOV'T           WORLD          ALLOCATION
                                          BOND INDEX +          INDEX ++          SERIES
1/3/95                                              $10,000         $10,000           $10,000
95                                                   11,688          10,942            11,189
96                                                   11,728          13,021            12,516
97                                                   12,183          15,965            14,368
98                                                   12,708          18,753            16,334
Global Asset Allocation Series
Average Annual Total Return*
                                                      Since
1 Year                                    January 3, 1995**
+13.68%                                             +15.09%

                          Annual period ended June 30

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
   * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  ** Date shares were first offered to the public.
   + An unmanaged index of world government bonds with maturities of at least one year.
  ++ An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO ALLOCATION AS OF 06/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                59.8%
U.S. Treasuries Securities                       10.9%
Asset Backed Securities                           8.0%
Corporate Bonds - Investment Grade                6.7%
Corporate Bonds - Non-Investment Grade            5.3%
U.S. Government Agencies Securities               5.0%
Cash Equivalents/Receivables                      4.3%

TOP 10 HOLDINGS AS OF 06/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  American International Group, Inc.                       2.0%
 2.  Warner-Lambert Co.                                       1.7%
 3.  Camco International, Inc.                                1.5%
 4.  Microsoft Corp.                                          1.5%
 5.  Kohl's Corp.                                             1.4%
 6.  Costco Companies, Inc.                                   1.4%
 7.  Groupe Danone ADR                                        1.4%

Bonds
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.375%) 2000                         2.9%
 2.  FNMA (6.50%) 2028                                        1.8%
 3.  U.S. Treasury Note (6%) 1999                             1.4%

TEN LARGEST PORTFOLIO CHANGES
FOR THE PERIOD ENDED 6/30/98

STOCK ADDITIONS:                STOCK ELIMINATIONS:
America Online, Inc.            Baker Hughes, Inc.
American Express Co.            Cendant Corp.
Exxon Corp.                     Centocor, Inc.
Kmart Corp.                     ConAgra, Inc.
Masco Corp.                     Disney (Walt) Co.
McDonald's Corp.                Ericsson (L.M.) Telephone Co.
New York Times Co.               Class B ADR
St. Joe Corp.                   Heinz (H.J.) Co.
Unisys Corp.                    Loral Space and Communications
Wal-Mart Stores, Inc.            Ltd.
                                U.S. Filter Corp.
                                Union Planters Corp.

FORTIS SERIES FUND: ASSET ALLOCATION SERIES

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

This six-month reporting period, from January 1 to June 30, 1998, the portfolio produced a total return of 12.32 percent. The S&P 500 returned 17.70 percent over the same time period. The S&P 500 Index is the weighted average of 500 of the largest U.S. companies, as calculated by Standard & Poor's. The portfolio currently has 40 percent of its assets in bonds. There are no bonds in the S&P 500 Index.

Presently, the equity portion of the portfolio is most heavily weighted in the health care and retail sectors. Some of the most well-known names in the portfolio carried the portfolio's equity performance during the first half of 1998. These names include: WalMart, McDonalds, Home Depot, Microsoft and Medtronic. Also during the first half of 1998, we've lowered the portfolio's energy and utilities sector weightings and increased the health care sector weighting. These changes have helped the performance of the portfolio.

In the bond portion of this portfolio, we decreased our weighting of investment-grade corporate and high-yield bonds which helped the performance of the portfolio. We've also increased our government bond position to 12.0 percent of the portfolio, up from 5.7 percent at the beginning of the year. We made this shift to take advantage of the considerable inflow of investment dollars, sometimes referred to as the "flight to quality," into U.S. government bonds due to the situation in Southeast Asia.

While our investment strategy will remain the same, two things could impact returns in the short run: Asia's financial ills and higher interest rates. Both of these factors could hamper the performance of the portfolio, its index, and the market overall. We will be closely monitoring events that effect these factors so that we will have the portfolio adjusted accordingly.

Looking forward, we have positioned the equity portion of the portfolio for growth by spreading out our holdings in some well-defined market sectors such as health care. We'll also boost our technology weighting to better position ourselves. We will not greatly overweight sectors relative to the benchmark but will continue to focus on stock selection.

We believe that stronger company earnings will help the portfolio. We do not expect interest rates to rise significantly. Stirred by a strong economy, the environment is right for good portfolio performance in the months ahead.

VALUE OF $10,000 INVESTED JULY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  LEHMAN BROTHERS                       ASSET
                                   AGGREGATE BOND                     ALLOCATION
                                      INDEX +          S&P 500 ++       SERIES
7/1/88                                      $10,000         $10,000       $10,000
89                                           11,222          12,052        11,311
90                                           12,103          14,029        13,089
91                                           13,398          15,065        13,941
92                                           15,279          17,093        15,997
93                                           17,080          19,416        17,951
94                                           16,856          19,676        17,907
95                                           18,989          24,799        21,542
96                                           19,822          31,286        23,980
97                                           21,439          41,922        28,519
98                                           23,700          54,563        34,836
Asset Allocation Series
Average Annual Total Return*
1 Year                                       5 Year         10 Year
+22.15%                                     +14.18%         +13.29%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                35.9%
Banks                                10.5%
Cash Equivalents/Receivables         10.0%
Financial Services                    6.3%
Telephone Services                    5.2%
Oil-Crude Petroleum and Gas           5.1%
Utilities-Electric                    4.1%
Building Materials                    3.9%
Unit Investment Trust                 3.7%
Health Care Services                  3.4%
Food                                  3.2%
Computer-Software                     3.1%
Insurance                             3.1%
Natural Gas Transmissions             2.5%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  S&P 500 Depositary Receipt                               3.7%
 2.  Republic New York Corp                                   2.6%
 3.  Raytheon Co.                                             2.4%
 4.  Sterling Commerce, Inc.                                  2.2%
 5.  U.S. Bancorp                                             2.1%
 6.  Bank of New York Company, Inc.                           2.1%
 7.  BankBoston Corp.                                         2.0%
 8.  Hartford Financial Services Group, Inc.                  2.0%
 9.  Masco Corp.                                              2.0%
10.  Owens Corning                                            1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
Burlington Resources, Inc.      Anadarko Petroleum Corp.
CNF Transportation, Inc.        Citicorp
Chevron Corp.                   Disney (Walt) Co.
First Chicago NBD Corp.         International Business
First Data Corp.                 Machines Corp.
Foundation Health Systems,      Lockheed Martin Corp.
 Inc.                           Mobil Corp.
Masco Corp.                     Morton International, Inc.
Owens Corning                    (with rights)
Raytheon Co. Class A            Raytheon Co. Class B
S&P 500 Depositary Receipt      Royal Dutch Petroleum Co. NY
                                 Shares
                                Texaco, Inc.

FORTIS SERIES FUND: VALUE SERIES

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS POTENTIAL VALUE.

For the six-month period ending June 30, 1998, the S&P 500 Index advanced 17.70 percent while the Fortis Value Series portfolio returned 10.35 percent. While we were disappointed in this performance, it is in line with the performance of our competition: funds investing in large capitalization, value stocks as defined by Morningstar.

The fund's primary strategy is to invest in companies with accelerating earnings growth, where we anticipate a company growth rate to rise over time. To the extent that we cannot find accelerating earnings growth, we focus on our secondary criteria, inexpensively valued growth. In the current market environment, earnings acceleration is rare so we find ourselves focusing on inexpensively valued growth. We continue to maintain adequate diversification across market sectors and remain focused on stock selection.

Owens Corning was one of the fund's better performing stocks during the first six months of 1998. We've also recently added Hubbell and Mead, two companies we feel have relatively attractive prospects at low valuations.

Looking ahead, we see the economy in the late stages of the current expansion and we expect to see a shift to slower economic growth. We believe that the health care sector is a logical place for us to invest in this kind of environment because companies in the business of providing goods and services used in the delivery of health care tend to enjoy relatively stable demand.

Rising interest rates and uncertainties in Southeast Asia could affect the fund's performance. We continue to monitor the effects of interest rates and Asia on the portfolio's holdings.

We remain focused on investing in accelerating earnings growth or inexpensively valued growth. We believe that this investment philosophy will provide good returns to shareholders for the long term.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      VALUE SERIES
5/1/96                                   $10,000         $10,000
96                                        10,300          10,153
97                                        13,802          12,654
98                                        17,964          15,407
Value Series
Average Annual Total Return*
                                           Since
1 Year                             May 1, 1996**
+21.76%                                  +22.10%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                30.8%
Drugs                                 9.0%
Finance Services                      8.5%
Cash Equivalents/Receivables          7.8%
Natural Gas Transmissions             7.0%
Telephone Services                    7.0%
Real Estate-Investment Trust          6.6%
Utilities-Electric                    4.4%
Oil-Crude Petroleum and Gas           4.2%
Insurance                             4.1%
Food                                  4.0%
Banks                                 3.9%
Publishing                            2.7%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Enron Corp.                                              2.5%
 2.  McGraw Hill Companies, Inc.                              2.2%
 3.  Beneficial Corp.                                         2.1%
 4.  SBC Communications, Inc.                                 2.0%
 5.  American Express Co.                                     1.9%
 6.  Pharmacia and UpJohn, Inc.                               1.8%
 7.  General Electric Co.                                     1.8%
 8.  Glaxo Wellcome plc ADR                                   1.8%
 9.  Omnicom Group, Inc.                                      1.8%
10.  Royal Caribbean Cruises Ltd.                             1.7%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

STOCK ADDITIONS:                STOCK ELIMINATIONS:
ALLTEL Corp.                    AT&T Corp.
Columbia Energy Group           Baker Hughes, Inc.
Du Pont (E.I.) de Nemours &     Chase Manhattan Corp.
 Co.                            ConAgra, Inc.
Eastman Kodak Co.               Deutsche Telekom AG ADR
Fleet Financial Group, Inc.     Lilly (Eli) & Co., Inc.
Frontier Corp.                  Pfizer, Inc.
Sea Containers Ltd.             Sprint Corp.
Sealed Air Corp. Convertible    Telecom Corp. Of New Zealand
 Series A                        Ltd. ADR
Starwood Hotels & Resorts       Union Planters Corp.
Teekay Shipping Corp.

FORTIS SERIES FUND: GROWTH & INCOME SERIES

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELDS RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

During this six-month reporting period, from January 1 to June 30, 1998, the U.S. economy has experienced significant growth, inflation continues to be low, and the Fortis Growth and Income portfolio has continued to enjoy steady growth.

The portfolio returned 10.31 percent year-to-date through June 30, 1998, which compares to a 17.70 percent rise in the S&P 500 Index. The index is the weighted average of 500 of the largest U.S. companies, as calculated by Standard & Poor's. However, the portfolio's underperformance is fairly typical during periods of robust growth performance as growth and income vehicles tend to be less volatile due to emphasis on income as well as growth opportunities.

We continue our strategy to invest in companies with higher dividend yields than the portfolio's benchmark. Emphasis is also on well-established companies with consistent growth prospects. This combination of moderate growth and growing dividends should prove to be rewarding over time with less volatility than the overall market.

We continue to favor the telecommunications, utilities and consumer durable sectors. We expect to continue to carry lower than average weightings in technology due to the lack of current yield in this sector. During the first six months, we've added several household names to the fund including McGraw-Hill, DuPont and Readers' Digest.

Looking ahead, we anticipate a slowing in earnings growth for the S&P 500 stocks. We also do not expect any significant upturn in either inflation or interest rates any time soon. This outlook should be good for the Growth and Income portfolio relative to its index in the months ahead.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***       GROWTH & INCOME SERIES
5/2/94                                   $10,000                     $10,000
94                                         9,912                       9,942
95                                        12,492                      11,448
96                                        15,760                      14,430
97                                        21,118                      18,403
98                                        27,486                      22,587
Growth & Income Series
Average Annual Total Return*
                                           Since
1 Year                             May 2, 1994**
+22.73%                                  +21.61%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                    22.7%
Finance                             17.2%
Consumer Discretionary              12.1%
Consumer Staples                    11.6%
Health Care                         10.3%
Utilities                            8.9%
Energy & Related                     7.5%
Basic Industry                       4.6%
Cash Equivalents/Receivables         3.4%
Other                                1.7%

TOP 10 HOLDINGS AS OF 06/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                     3.2%
 2.  Microsoft Corp.                                          2.9%
 3.  Coca-Cola Co.                                            2.3%
 4.  Exxon Corp.                                              1.9%
 5.  Merck & Co., Inc.                                        1.7%
 6.  Pfizer, Inc.                                             1.5%
 7.  Wal-Mart Stores, Inc.                                    1.5%
 8.  Intel Corp.                                              1.4%
 9.  Procter & Gamble Co.                                     1.3%
10.  Royal Dutch Petroleum Co.                                1.3%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
Ascend Communications, Inc.     Charming Shoppes, Inc.
Consolidated Stores Corp.       Echo Bay Mines Ltd.
Franklin Resources, Inc.        Harland (John H.) Co.
Mercantile Bancorporation,      Raytheon Corp.
 Inc.                           Whitman Corp.
Northern Trust Corp.
Summit Bancorp

FORTIS SERIES FUND: S&P 500 INDEX SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

For the six-month period ending June 30, 1998, the portfolio realized a total return of 17.44 percent while the S&P 500 realized a total return of 17.70 percent.

The portfolio is designed to replicate the large-cap U.S. equity market as it is represented by the S&P 500 Index. Large-cap equities again outperformed both small and mid-cap equities over the six-month reporting period.

The objective of the fund is to mirror the holdings of the S&P 500 Index. We will continue to adjust the portfolio to mirror the holdings of the S&P 500 Index.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500 INDEX***     S&P 500 INDEX SERIES
5/1/96                                       $10,000                 $10,000
96                                            10,300                  10,279
97                                            13,802                  13,716
98                                            17,964                  17,760
S&P 500 Index Series
Average Annual Total Return*
                                               Since
1 Year                                 May 1, 1996**
+29.48%                                      +30.39%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                              35.8%
Finance Services                    9.2%
Banks                               8.6%
Drugs                               8.5%
Computer-Software                   7.4%
Cash Equivalent/Receivables         5.6%
Telephone Services                  4.8%
Business Services                   3.9%
Food                                3.8%
Insurance                           3.8%
Retail-Department Stores            2.3%
Health Care Services                2.1%
Aerospace and Equipment             2.1%
Retail-Specialty                    2.1%

TOP 10 HOLDINGS AS OF 06/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Travelers Group, Inc.                                    1.6%
 2.  Bristol-Myers Squibb Co.                                 1.5%
 3.  Tyco International Ltd.                                  1.5%
 4.  Freddie Mac                                              1.5%
 5.  AlliedSignal, Inc.                                       1.5%
 6.  Microsoft Corp.                                          1.5%
 7.  Warner-Lambert Co.                                       1.4%
 8.  Safeway, Inc.                                            1.3%
 9.  Pfizer, Inc.                                             1.2%
10.  Danaher Corp.                                            1.2%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
AirTouch Communications, Inc.   Hubbell, Inc. Class B
CBS Corp.                       JP Foodservice, Inc.
Capital One Financial Corp.     Lockheed Martin Corp.
Fort James Corp.                Motorola, Inc.
Hasbro, Inc.                    Nabisco Holdings Corp. Class A
Hilton Hotels Corp.             SmithKline Beecham plc ADR
MediaOne Group, Inc.            St. Paul Companies, Inc.
Rite Aid Corp.                  Synopsys, Inc.
Sterling Commerce, Inc.         Texaco, Inc.
Tellabs, Inc.                   U.S. West Media Group

FORTIS SERIES FUND: BLUE CHIP STOCK SERIES
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENT AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

We're pleased to announce that the portfolio returned 16.93 percent from the reporting period of Jan 1, 1998 through June 30, 1998. The portfolio's benchmark, the S&P 500, returned 17.70 percent for the same time period. The S&P 500 is the weighted average of the 500 largest U.S. companies, as calculated by Standard & Poor's.

Looking back over the first six months of 1998, the U.S. stock market continued to surge to record highs. Carrying the market's performance were some of the largest companies in the S&P 500 -- such as G.E. and Microsoft. Portfolio performance was also helped by owning many of these same stocks.

The portfolio continued its approach of remaining sector neutral with the exception of being slightly overweighted in the business, transportation, financial and consumer services sectors.

Looking forward, we expect the U.S. economy to continue to grow, albeit at a slower pace. Interest rates should remain stable as the Southeast Asian crisis is monitored closely by Wall Street. This type of environment has historically been favorable for stocks.

We will continue to follow our discipline of investing in high-quality, growing companies. We believe this approach will provide excellent returns for investors in the long run.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      BLUE CHIP STOCK SERIES
5/1/96                                   $10,000                   $10,000
96                                        10,300                    10,134
97                                        13,802                    13,345
98                                        17,964                    17,262
Blue Chip Stock Series
Average Annual Total Return*
                                           Since
1 Year                             May 1, 1996**
+29.36%                                  +28.69%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United Kingdom                      17.3%
France                              17.1%
Japan                               13.9%
Germany                             10.8%
Switzerland                          7.7%
Sweden                               7.0%
Cash Equivalents/Receivables         6.6%
Other                                6.5%
Italy                                5.2%
Netherlands                          4.0%
Spain                                3.9%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Elf Aquitaine S.A.                                       2.7%
 2.  British Aerospace plc                                    2.4%
 3.  Telefonica S.A.                                          2.3%
 4.  Vivendi                                                  2.2%
 5.  Zurich Versicherungs Gesellsharf                         2.2%
 6.  Rhone - Poulenc S.A.                                     2.2%
 7.  Alcatel Alsthom                                          2.2%
 8.  Axa                                                      2.2%
 9.  Viag AG                                                  1.9%
10.  British Petroleum Co. plc                                1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
ABB AB A Shares                 Deutsche Bank AG
Allianz AG                      General Electric Co. plc
Argentaria S.A.                 Havas S.A.
Asahi Breweries Ltd.            Holderbank Financiere Glaris
Broken Hill Proprietary Co.      AG.
 Ltd.                           Metallgesellschaft AG
Imperial Chemical Industries    Mitsubishi Heavy Industries
 plc                             Ltd.
Istituto Bancario San Paolo di  Mitsui Marine & Fire Insurance
 Torino                         Rank Group plc
Michelin (C.G.D.E.) Class B     Royal Dutch Petroleum Co. NY
Suez Lyonnaise des Eaux          Shares
Volvo AB B Shares

FORTIS SERIES FUND: INTERNATIONAL STOCK SERIES
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

After keeping pace with the market's torrid first quarter rise, the International Stock portfolio outpaced the MSCI EAFE Index during the second quarter of 1998. EAFE rose 1.1 percent as Europe's 5.1 percent gain was tempered by continued weakness in Asia. Year-to-date, the Lazard portfolio had a total return of 18.55 percent, significantly ahead of EAFE's 16.08 percent gain.

Consolidation and corporate restructuring accelerated to unprecedented levels during the second quarter. Global competition is forcing companies to alter radically the way they do business. European stock prices are rising as companies embrace change to improve their return on capital by shedding non-core activities and bolstering main business operations through mergers and acquisitions. Change is taking place in every industry, but none was bigger than Daimler-Benz's (Germany) surprise acquisition of Chrysler (U.S.) to create a global automotive powerhouse in the largest industrial takeover in history. In telecom equipment, Alcatel (France) extended its global reach with the acquisition of DSC Communications in the U.S. During the past two years, Alcatel has successfully restructured itself from a French conglomerate into a leading global telecom equipment company.

The Japanese equity market slipped 4.6 percent in the second quarter, but ended on a positive note as talk of new economic recovery plans and the potential for financial industry reform provided a glimmer of hope to investors. Although the portfolio is underweight in Japan, valuations are becoming more compelling and signs of change in Japan are beginning to appear. However, companies must ultimately show the ability to improve their returns for the stock market to recover.

Longer term, we feel the pendulum is swinging in favor of international equities, especially Europe. The three factors that have contributed to the strong performance of European equities have been: the restructuring of European conglomerates, declining interest rates, and a growing acceptance among European investors with equities as an asset class. We see these trends continuing for some time.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                        MSCI         INTERNATIONAL
                                      EAFE***         STOCK SERIES
1/3/95                                      $10,000         $10,000
95                                          $10,276         $10,488
96                                          $11,707         $12,355
97                                          $13,237         $14,683
98                                          $14,081         $17,310
International Stock Series
Average Annual Total Return*
                                              Since
1 Year                            January 3, 1995**
+17.89%                                     +17.02%

           Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the stocks of Europe, Australia, and the Far East.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer Cyclical                    17.7%
Capital Spending                     17.6%
Finance                              13.4%
Basic Industry                       10.3%
Utilities                             8.8%
Health Care                           8.3%
Energy & Related                      7.7%
Consumer Non-Cyclical                 7.2%
Cash Equivalents/Receivables          6.6%
Transportation                        1.4%
Metals-Mining, Miscellaneous          1.0%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  BMC Software, Inc.                                       1.9%
 2.  Commonwealth Energy System                               1.6%
 3.  TJX Companies, Inc.                                      1.5%
 4.  STERIS Corp.                                             1.4%
 5.  Century Telephone Enterprises, Inc.                      1.4%
 6.  Watson Pharmaceuticals, Inc.                             1.4%
 7.  BEC Energy                                               1.3%
 8.  Tellabs, Inc.                                            1.3%
 9.  Compuware Corp.                                          1.3%
10.  Waters Corp.                                             1.3%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:
BEC Energy
BMC Software, Inc.
Century Telephone Enterprises,
 Inc.
Commonwealth Energy System
Compuware Corp.
STERIS Corp.
TJX Companies, Inc.
Tellabs, Inc.
Waters Corp.
Watson Pharmaceuticals, Inc.

FORTIS SERIES FUND: MID CAP STOCK SERIES
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WISH TO INVEST IN MID CAPITALIZATION COMPANIES THAT HAVE EXCELLENT POTENTIAL GROWTH CHARACTERISTICS BUT ARE REASONABLY PRICED.

Since the inception of this portfolio on May 1, 1998, the fund has returned -5.08 percent. The S&P 400 Midcap Index returned -4.60 percent over the same time period.

Dreyfus employs its disciplined investment process in the management of the Fortis mid-cap portfolio. It is designed to maximize stock selection, while neutralizing risks that are not rewarded by the market. The economic sectors are closely managed to the S&P 400 Midcap Index, minimizing industry risk while market risk is neutralized by managing the portfolio's volatility in line with the S&P 400. Stock selection is based upon 14 fundamentally based factors, which focus both on a stock's valuation and earnings health. These factors are dynamically weighted to capture those characteristics that are preferred by the market in the current environment.

Mid-cap stocks significantly underperformed large-cap stocks during the first two months of the portfolio's existence as large-caps continue the trend of market leadership. The portfolio underperformed marginally relative to the S&P 400 during this period. After outperforming in May, the portfolio underperformed the S&P 400 Midcap in June, largely due to not holding the largest stock in the S&P 400, America Online, until late in the month. America Online was over 26 percent in the month of June.

Despite the recent underperformance of mid-cap stocks relative to the large-cap sector, we are confident that the underlying opportunity in mid-cap stocks will ultimately be recognized by the marketplace. Typically, mid-cap companies have better earnings growth than large-cap companies, and lesser volatility as compared to the small-cap sector. It is for these reasons that we believe that this sector should remain an important component of long-term investors' portfolios.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 400       MID CAP

                                    Mid Cap   Stock Series
5/1/98                              $10,000        $10,000
98                                   $9,592         $9,492
Mid Cap Stock Series
Average Annual Total Return*
Since
May 1, 1998**
-5.08%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                           19.5%
Cash Equivalents/Receivables                    18.0%
Banks                                            9.8%
Real Estate Investment Trust                     9.2%
Savings and Loans, Mortgage Companies            6.7%
Telecommunication Equipment                      6.1%
Closed End Global Country Fund                   5.9%
Telecommunications                               4.7%
Ship Building, Shipping                          4.6%
Consumer Goods                                   4.4%
Machinery                                        3.8%
Computer-Hardware                                3.7%
Electronic-Controls and Equipment                3.6%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Knightsbridge Tankers Ltd.                               4.6%
 2.  Federal Signal Corp.                                     4.5%
 3.  Jostens, Inc.                                            4.4%
 4.  CCB Financial Group                                      4.1%
 5.  Jones Intercable Inc. Class A                            3.5%
 6.  Hollinger International, Inc.                            3.3%
 7.  Summit Properties, Inc.                                  3.2%
 8.  IRT Property Co.                                         3.1%
 9.  First Savings Bank of Washington                         2.9%
10.  Eagle Hardware & Garden                                  2.3%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:
CCB Financial Group
Eagle Hardware & Garden
Federal Signal Corp.
First Savings Bank of
 Washington
Hollinger International, Inc.
IRT Property Co.
Jones Intercable, Inc. Class A
Jostens, Inc.
Knightsbridge Tankers Ltd.
Summit Properties, Inc.

FORTIS SERIES FUND: SMALL CAP VALUE SERIES
(SUBADVISED BY BERGER)

THIS PORTFOLIO IS DESIGNED FOR AGGRESSIVE INVESTORS WHO WANT TO INVEST IN SMALL COMPANY STOCKS THAT THE PORTFOLIO MANAGERS BELIEVE ARE SIGNIFICANTLY "UNDERVALUED".

The Small Cap Value portfolio's performance for the period May 1 to June 30, 1998 was -3.60 percent. Compared to the broad market index returns, our portfolio return, and that of the small-cap stock dominating Russell 2000, reflect 1998's two-tiered market. Investors concerned about Asia, and about sustainability of the market's lofty valuations, again favored liquidity and visibility of earnings, the hallmarks of large companies. Thus, large-cap stocks continued to outperform small-caps, even though their returns were lower this quarter than last.

One of our core strategies is to invest approximately 15 percent of total fund assets in "fallen" growth stocks -- stocks that due to what we believe are temporary problems, are 50 to 70 percent off of their highs. The current problem faced by many of our fallen growth stock holdings is Asia. As a result, this strategy has not performed for us in the short term. We feel confident in the long-term prospects of these stocks, however, because we believe the risk/reward factor at these price levels are in our favor.

We increased our REIT industry holdings during the second quarter. We believe REITs are underpriced due to unwarranted concern about the potential resurgence of commercial real estate construction to meet high demand.

The market today is trading at all-time highs, but the emphasis is on large-cap stocks. We believe that the value market, relative to the general market, is as cheap as it has been in many years. Going forward, we will continue to invest in fallen growth companies and to maintain a relatively high cash position in order to take advantage of buying opportunities created by a market we feel is overemphasizing short-term problems. We believe this approach takes less risk and offers greater potential rewards over the long term.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 RUSSELL 2000 ***    SMALL CAP VALUE SERIES
5/1/98                                     $10,000                   $10,000
98                                          $9,491                    $9,640
Small Cap Value Series
Average Annual Total Return*
Since
May 1, 1998**
-3.60%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       38.7%
Other                               15.1%
Germany                              8.1%
United Kingdom                       6.1%
Netherlands                          5.2%
France                               4.7%
Finland                              4.4%
Receivables/Cash Equivalents         4.3%
Japan                                3.9%
Sweden                               3.4%
Switzerland                          3.1%
Spain                                3.0%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  SAP AG Systeme Preferred                                 4.4%
 2.  Nokia Oyj K Shares                                       3.1%
 3.  Cisco Systems, Inc.                                      2.9%
 4.  Telefonica S.A.                                          2.5%
 5.  Ericsson Telephone Co. Class B ADR                       2.0%
 6.  Gartner Group, Inc. Class A                              2.0%
 7.  Orange plc                                               1.9%
 8.  Randstad Holdings N.V.                                   1.7%
 9.  Tellabs, Inc.                                            1.7%
10.  Novartis AG                                              1.6%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
ADC Telecommunications, Inc.    CIPE France S.A.
Banca di Roma                   Deutsche Lufthansa AG
Bayerische Vereinsbank AG       ENSCO International, Inc.
Citrix Systems, Inc.            Hong Kong Land Holdings Ltd.
Dresdner Bank AG                Matsushita Electric Industrial
Grupo Televisa S.A. ADR          Co. Ltd. ADR
Heller Financial, Inc.          Motorola, Inc.
Honda Motor Co. Ltd.            Oracle Corp.
Newbridge Networks Corp. ADR    Powerscreen International plc
Union Bank of Switzerland       Tommy Hilfiger Corp.
                                Vans, Inc.

FORTIS SERIES FUND: GLOBAL GROWTH SERIES

SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.

We're pleased to report that during this six-month reporting period, from January 1 to June 30, 1998, this fund returned 15.34 percent. This compares to a
16.85 percent rate in the MSCI World Index.

This fund's charter is to take advantage of a world of opportunities and invest in stock markets around the world. We look to invest in segments of the world's economy which demonstrate consistently strong levels of growth.

During the first six months of 1998, large company stocks did particularly well for this fund. Specifically, SAP AG Systems Preferred, a Germany-based software producer, was a good performer and our largest holding. Other strong performers were Nokia, a Finnish company which is a worldwide leader in both the cellular phone and the cellular infrastructure equipment markets, and Telefonica de Espana, Spain's telephone company, which is currently building the largest telephone network in Latin America.

We have been overweighted in Europe over the past several months which has helped this fund's performance because of Europe's strong performing markets. On the other hand, our underweighting in the lagging Asian and Japanese markets has also helped this fund to diminish the significant impact of that region's poor performance.

In the months ahead, we expect the economies of the United States and Europe to continue to benefit from an environment of low inflation and low interest rates. We should also continue to see moderate economic growth. These elements combined create an environment that provides a favorable backdrop for the financial markets.

We also should see continued volatility in the world markets in general. We anticipate that Japan will continue struggle to turn its economy around which will likely result in a slow growth environment.

We would like to emphasize that while country economic performance is important, this fund focuses on individual stocks. Therefore we believe the fund's focus on individual companies with sound fundamental growth outlooks should help it to continue to perform well over the long term.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   MSCI WORLD INDEX***                      GLOBAL GROWTH PORTFOLIO
5/1/92                                           $10,000          $10,000
92                                               $10,057           $9,967
93                                               $11,828          $11,996
94                                               $13,102          $12,002
95                                               $14,571          $14,808
96                                               $17,340          $19,668
97                                               $21,260          $21,027
98                                               $24,973          $24,290
Global Growth Series
Average Annual Total Return*
                                                                    Since
1 Year                                            5 Year    May 1, 1992**
+15.51%                                          +15.15%          +15.48%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         23.1%
Cash Equivalents/Receivables                  13.8%
Financial Services                            11.4%
Drugs                                          8.2%
Computer-Communications Equipment              8.1%
Banks                                          6.7%
Telephone Services                             4.7%
Telecommunications                             4.1%
Business Services and Supplies                 3.8%
Retail-Department Stores                       3.7%
Retail-Specialty                               3.7%
Tobacco                                        3.4%
Computer-Software                              2.8%
Broadcasting                                   2.5%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Dell Computers Corp.                                     4.3%
 2.  Associates First Capital Corp.                           4.0%
 3.  AirTouch Communications, Inc.                            4.0%
 4.  Nokia Oyj Corp. ADR                                      3.9%
 5.  Tyco International Ltd.                                  3.8%
 6.  Cisco Systems, Inc.                                      3.8%
 7.  Home Depot, Inc.                                         3.7%
 8.  Philip Morris Companies, Inc.                            3.4%
 9.  Citicorp                                                 2.9%
10.  Merck & Co., Inc.                                        2.6%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:
AirTouch Communications, Inc.
Associates First Capital Corp.
Cisco Systems, Inc.
Citicorp
Dell Computers Corp.
Home Depot, Inc.
Merck & Co., Inc.
Nokia Oyj Corp. ADR
Philip Morris Companies, Inc.
Tyco International Ltd.

FORTIS SERIES FUND: LARGE CAP GROWTH SERIES
(SUBADVISED BY ALLIANCE)

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO WANT TO INVEST IN LARGE CAPITALIZATION, FAST GROWING COMPANIES.

We are pleased to report that the portfolio performance was 4.39 percent over the two-month period May 1 to June 30, 1998. The S&P 500 performed 1.43 percent over the same period.

During the first six months of 1998 the U.S. stock market continued to attain record levels. Carrying the markets performance were some of the largest companies in the S&P 500, companies such as General Electric, Microsoft and Cisco. Portfolio performance was also helped by owning many of these same stocks. Also performing well during this period were several technology stocks. The portfolio's slight overweighting in this area helped fund performance as well.

One other sector that performed well was the financials. The portfolio's holdings in AIG and Morgan Dean Witter helped portfolio performance during May and June.

Underperforming sectors included the oil services stocks and airlines. Norwest Airlines in particular was hurt by Asian economic problems and a tough labor situation. Disney also has been hurt recently as several of their new movie releases have not met expectations and several senior managers have left the company. While the underperforming releases are not worrisome, the management staff departures are a development that we will monitor closely.

With the U.S. 30-year bond at 5.6 percent and receding inflationary fears, U.S. equities are an attractive investment at this time. While the portfolio's composition reflects that view, it also recognizes that the U.S. equity market has risen quite sharply this past quarter. The portfolio returns should weather potential market volatility due to stock selection and our trading methodology.

VALUE OF $10,000 INVESTED MAY 1, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500 ***    LARGE CAP GROWTH SERIES
5/1/98                                 $10,000                     $10,000
98                                     $10,227                     $10,439
Large Cap Growth Series
Average Annual Total Return*
Since
May 1, 1996**
+4.39%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                         26.2%
Computer-Software                             13.4%
Cash Equivalents/Receivables                   9.2%
Retail-Specialty                               7.9%
Finance Services                               8.6%
Health Care Services                           5.5%
Computer-Communications Equipment              4.3%
Insurance                                      4.1%
Medical Supplies                               3.9%
Telephone Services                             3.4%
Telecommunication Equipment                    3.2%
Retail-Department Stores                       2.9%
Banks                                          2.8%
Oil-Offshore Drilling                          2.3%
Drugs                                          2.3%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Cisco Systems, Inc.                                      3.5%
 2.  Capital One Financial Corp.                              3.4%
 3.  WorldCom, Inc.                                           3.4%
 4.  BMC Software, Inc.                                       3.4%
 5.  Microsoft Corp.                                          3.2%
 6.  HBO & Co.                                                3.1%
 7.  Staples, Inc.                                            3.0%
 8.  Kohl's Corp.                                             2.9%
 9.  Home Depot, Inc.                                         2.7%
10.  Tellabs, Inc.                                            2.6%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
Concord EFS, Inc.               ADC
Crompton & Knowles Corp.         Telecommunications,
Life Re Corp.                    Inc.
Mercury General Corp.           Cendant Corp.
Platinum Technology, Inc.       ENSCO International,
Royal Caribbean Cruises Ltd.     Inc.
Sofamor Danek Group, Inc.       Fannie Mae
Storage Technology Corp.        Input/Output, Inc.
Total Renal Care Holdings,      Medpartners, Inc.
 Inc.                           Medtronic, Inc. (with
Watson Pharmaceuticals, Inc.     rights)
                                Noble Drilling Corp.
                                Oracle Corp.
                                Schlumberger Ltd.

FORTIS SERIES FUND: GROWTH STOCK SERIES

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK TO REWARD POTENTIAL ENTIRELY THROUGH U.S. EXCHANGE LISTED STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT MOVED BEYOND THE VENTURE STAGE.

For the first six months of this year the Fortis Growth portfolio had a total return of 15.82 percent. This compares to an 8.63 percent return for the S&P 400 Midcap Index. This index is the most relevant comparison for the Fortis Growth portfolio as the portfolio's primary investment focus is in mid-capitalization stocks, typically those with a market capitalization between $1 billion and $6 billion.

There are a number of factors which contributed to the favorable performance versus the S&P 400 Index. The portfolio had a overweighting in the technology sector, particularly in the software and telecommunications equipment stocks. These areas performed extremely well during this period. Conversely, there was little exposure to the semiconductor industry, a business that was hard hit by overcapacity and margin concerns. The portfolio also had a major presence in the retail sector. This industry is enjoying solid growth due to recent strong gains in personal income as the economic expansion in the U.S. continues.

The portfolio's positions in retailers Kohl's, Dollar Tree and Staples all were up more than 40 percent. Performance was also aided by underweightings in the basic materials, capital goods and utility sectors. We believe these areas offer limited growth opportunities since they have underperformed in the first half due to unfavorable supply/demand characteristics.

The growth portfolio had a change of portfolio manager in March, and has seen a substantial modification in the composition of the portfolio as a result. The number of holdings has risen from 49 to 64, large weightings in certain economic sectors have been reduced, while diversification has been increased. These changes are designed to reduce the volatility and overall risk of the portfolio. Other changes include increasing exposure to the health care, business services and financial sectors while decreasing positions in technology and energy. Going forward, the portfolio will maintain a disciplined investment process by investing in a well-diversified group of companies, with an emphasis on companies with strong earnings growth, upside earnings momentum and reasonable valuation.

The stock market outlook for the second half of 1998 is somewhat mixed. While the U.S. economy remains healthy, inflation is subdued, interest rates are low, and the economic crisis in Asia is clearly having a negative impact, particularly on corporate profits. Declining corporate profit growth coupled with relatively high stock valuation levels could produce the long-awaited market correction. More likely, the market will resist further appreciation until the Asian situation begins to show signs of improvement. While large capitalization stocks have outperformed mid-caps for the last several years, mid-cap stocks have considerably less exposure to Asia than the large-caps and are more dependent on the U.S. economy for their earnings growth, and thus may reverse the recent investment underperformance trend versus large-caps.

We appreciate your investment in the Fortis Growth Portfolio and emphasize that regardless of the short-term market environment, we will retain our disciplined investment process, both in buying and selling stocks, and will maintain a well-diversified portfolio. We believe this approach offers the best opportunity for portfolio performance over the long term.

VALUE OF $10,000 INVESTED JULY 1, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                  S&P 500**     GROWTH STOCK SERIES
7/1/88                                $10,000                 $10,000
89                                    $12,052                 $12,182
90                                    $14,029                 $14,605
91                                    $15,065                 $15,701
92                                    $17,093                 $18,188
93                                    $19,416                 $21,602
94                                    $19,676                 $20,280
95                                    $24,799                 $26,334
96                                    $31,286                 $31,416
97                                    $41,922                 $35,206
98                                    $54,563                 $42,819
Growth Stock Series
Average Annual Total Return*
1 Year                                 5 Year                 10 Year
+21.62%                               +14.66%                 +15.65%

                          Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 6/30/98

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                    19.4%
Computer-Software                        16.0%
Business Services                        12.9%
Cash Equivalents/Receivables             13.0%
Retail-Specialty                         10.2%
Telephone Services                        9.5%
Telecommunication Equipment               4.9%
Oil and Gas Field Services                4.5%
Health Care Services                      4.1%
Computer-Communications Equip.            3.1%
Telecommunications                        2.4%

TOP 10 HOLDINGS AS OF 6/30/98

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Worldcom, Inc.                                           2.6%
 2.  Cisco Systems, Inc.                                      2.3%
 3.  Acxiom Corp.                                             2.2%
 4.  Intermedia Communications, Inc.                          2.2%
 5.  Petroleum Geo-Services ADR                               2.1%
 6.  USA Waste Services, Inc.                                 2.0%
 7.  Bed Bath & Beyond, Inc.                                  2.0%
 8.  Qwest Communications Intl., Inc.                         2.0%
 9.  Parametric Technology Corp.                              1.9%
10.  Sterling Commerce, Inc.                                  1.9%

TEN LARGEST PORTFOLIO CHANGES FOR THE PERIOD ENDED 6/30/98

ADDITIONS:                      ELIMINATIONS:
ALLTEL Corp.                    BMC Industries, Inc.
Ascend Communications, Inc.     Brooks Fiber Properties, Inc.
CIENA Corp.                     CORESTAFF, Inc.
Metamor Worldwide, Inc.         Camco International, Inc.
Michaels Stores, Inc.           Corrections Corp. of America
Mobius Management Systems,      E* Trade Group, Inc.
 Inc.                           HSN, Inc.
Pier 1 Imports, Inc.            Netscape Communications Corp.
Primus Telecommunications       Spine Tech, Inc.
 Group, Inc.                    Viking Office Products, Inc.
Sylvan Learning Systems, Inc.
USA Networks, Inc.

FORTIS SERIES FUND: AGGRESSIVE GROWTH SERIES

DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS OR SERVICES.

Over the period of January 1, 1998 through June 30, 1998, the portfolio significantly outperformed the Russell 2000 Index, the widely-used index for small capitalization portfolios. During this six-month period, the portfolio was up 13.67 percent versus the 5.27 percent return of the Russell 2000 Index.

The performance of small-cap companies has trailed that of large-cap companies since 1994. This is at least partially due to the perception that big companies are "safer." Big companies are perceived as safer, in part, due to a comfort level of owning a well-known company. Additionally, investors can buy and sell large blocks of their shares quickly, without moving the price much. When a large company reports disappointing earnings, the stock can fall sharply, but trading typically remains orderly. In addition, large companies have broad, deep businesses that can withstand a period of weakness.

The outperformance of the portfolio over this time period can be attributed directly to successful stock picking. No one sector stood out. The stocks that did well are the ones that continued to exceed the expectations of earnings and sales growth. For example, Ascend Communications, a manufacturer of networking products, appreciated more than 102 percent on strong second-quarter profits and higher sales. Legato Systems, a developer of network software, was up 77.3 percent as their array of products continued to gain wide-scale acceptance. Bed Bath & Beyond, a national retailer of domestic merchandise and home furnishings, appreciated 34.6 percent and benefited from strong home sales. On the negative side, the companies with businesses linked to the oil industry underperformed as the price of oil declined.

Looking ahead, there is concern about poorer earnings growth as the economy slows down. In anticipation about this possible occurrence; the portfolio holds moderately higher cash positions, increased diversification via a greater number of holdings, and ownership of companies that are in the upper range of the acceptable level of market capitalization. Notwithstanding the prospect of increased short-term volatility, we are confident that investors will ultimately recognize the superior profit growth and relatively lower price-to-earnings ratios enjoyed by small stocks.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                   S&P 500***      AGGRESSIVE GROWTH SERIES
            5/2/94                   $10,000                $10,000
94                                        $9,912                       $9,133
95                                       $12,492                      $11,352
96                                       $15,760                      $14,722
97                                       $21,118                      $12,960
98                                       $27,486                      $15,815
Aggressive Growth Series
Average Annual Total Return*
                                           Since
1 Year                             May 2, 1994**
+22.03%                                  +11.64%

           Annual period ended June 30
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

SHORT-TERM INVESTMENTS-99.89%

--------------------------------------------------------------------------------
                                                                                          Standard
    Principal                                                              Maturity       & Poor's
     Amount                                                      Yield       Date          Rating         Value (a)
   -----------                                                   ------    ---------   ---------------   ------------
                 BANKS-12.16%
   $2,700,000    Banc One Funding Corp. (c)...................   5.65%     09/03/98              A1      $ 2,673,187
    2,700,000    Deutsche Bank AG.............................   5.63%     09/08/98             A1+        2,671,230
    2,000,000    First Union National Bank....................   5.65%     09/21/98              A1        1,975,008
       22,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit...............................   5.42%     07/01/98             A1+           22,000
                                                                                                         ------------
                                                                                                           7,341,425
                                                                                                         ------------
                 BROKERAGE AND INVESTMENT-4.05%
    2,500,000    Merrill Lynch & Co., Inc.....................   5.70%     11/18/98             A1+        2,446,146
                                                                                                         ------------
                 CAPTIVE AUTO FINANCE-12.79%
    2,800,000    Ford Motor Credit Corp.......................   5.64%     08/05/98              A1        2,784,656
    1,100,000    General Motors Acceptance Corp...............   5.66%     09/18/98              A1        1,086,727
    1,600,000    General Motors Acceptance Corp...............   5.66%     09/16/98              A1        1,580,968
    2,300,000    Toyota Motor Credit Corp.....................   5.67%     09/25/98             A1+        2,269,374
                                                                                                         ------------
                                                                                                           7,721,725
                                                                                                         ------------
                 CAPTIVE EQUIPMENT FINANCE-8.22%
    2,500,000    IBM Credit Corp..............................   5.66%     08/26/98              A1        2,478,308
    2,500,000    John Deere Capital Corp......................   5.63%     07/30/98              A1        2,488,562
                                                                                                         ------------
                                                                                                           4,966,870
                                                                                                         ------------
                 CAPTIVE OIL FINANCE-4.62%
    2,800,000    Chevron Oil Finance Co.......................   5.61%     07/21/98             A1+        2,791,017
                                                                                                         ------------
                 CONSUMER FINANCING-21.65%
    2,800,000    American Express Credit Corp.................   5.66%     10/09/98              A1        2,756,951
    2,700,000    American General Finance Corp................   5.65%     08/12/98              A1        2,682,359
    2,500,000    Beneficial Corp..............................   5.69%     09/23/98              A1        2,467,476
    2,600,000    Commercial Credit Corp.......................   5.65%     08/19/98              A1        2,580,103
    2,600,000    Household Finance Corp.......................   5.60%     08/07/98              A1        2,585,043
                                                                                                         ------------
                                                                                                          13,071,932
                                                                                                         ------------
                 DIVERSIFIED FINANCE-15.46%
    1,415,000    Associates Corp. Master Variable Rate Note...   5.42%     07/01/98             A1+        1,415,000
    2,700,000    CIT Group Inc................................   5.61%     07/24/98              A1        2,690,100
    2,500,000    General Electric Capital Corp................   5.69%     09/15/98             A1+        2,470,644
    2,800,000    Prudential Funding Corp......................   5.67%     09/25/98              A1        2,763,257
                                                                                                         ------------
                                                                                                           9,339,001
                                                                                                         ------------
                 FOOD-GROCERY, MISCELLANEOUS-4.30%
    2,600,000    Nestle Capital Corp..........................   5.57%     07/08/98             A1+        2,596,839
                                                                                                         ------------
                 INDUSTRIAL-4.42%
    2,700,000    Xerox Credit Corp............................   5.63%     09/11/98              A1        2,670,435
                                                                                                         ------------
                 OIL-REFINING-3.31%
    2,000,000    Texaco, Inc..................................   5.55%     07/07/98              A1        1,997,877
                                                                                                         ------------
                 UTILITIES-ELECTRIC-8.91%
    2,000,000    CSW Credit, Inc..............................   5.64%     07/16/98             A1+        1,995,102
      600,000    CSW Credit, Inc..............................   5.65%     08/07/98             A1+          596,504
    2,800,000    Duke Energy Corp.............................   5.61%     07/22/98              A1        2,790,640
                                                                                                         ------------
                                                                                                           5,382,246
                                                                                                         ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $60,325,513) (b)...........................                                           $60,325,513
                                                                                                         ------------
                                                                                                         ------------

 (a) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (b) Also represents cost for federal income tax purposes.
 (c) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be liquid under the guidelines established by the Board of Directors. The aggregate value of this security at June 30, 1998, was $2,673,187, which represents 4.43% of total net assets.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

U.S. GOVERNMENT SECURITIES-95.23%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-4.18%
                  MORTGAGE BACKED SECURITIES:
   $ 3,718,475    5.50% 2001...................................   $   3,681,813    $   3,685,938
        12,321    11.25% 2015..................................          13,402           13,703
                                                                  -------------    -------------
                                                                      3,695,215        3,699,641
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.75% Global 2006............................       2,058,087        2,132,908
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION................................       5,753,302        5,832,549
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-21.21%
                  MORTGAGE BACKED SECURITIES:
     1,506,043    6.00% 2013...................................       1,483,645        1,489,092
     1,949,830    6.20% 2006...................................       1,956,837        1,967,959
       798,099    6.36% 2008...................................         796,867          813,313
     1,842,522    6.48% 2008...................................       1,860,411        1,899,205
     4,388,684    6.50% 2013-2028..............................       4,378,178        4,393,424
       746,499    6.54% 2007...................................         759,971          769,594
     6,247,151    7.00% 2003-2028 (e)..........................       6,279,608        6,338,071
     2,694,656    7.50% 2023...................................       2,772,969        2,763,687
       192,574    8.50% 2017...................................         196,983          200,999
       138,302    9.00% 2020-2021..............................         138,029          145,995
       869,634    9.75% 2020...................................         938,118          934,721
                                                                  -------------    -------------
                                                                     21,561,616       21,716,060
                                                                  -------------    -------------
                  NOTES:
     1,510,000    5.625% 2001..................................       1,509,013        1,508,579
     3,935,000    6.58% 2007...................................       3,926,189        4,168,629
     2,020,000    7.15% 2007...................................       2,190,876        2,216,239
                                                                  -------------    -------------
                                                                      7,626,078        7,893,447
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      29,187,694       29,609,507
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE
                  ASSOCIATION-10.03%
                  MORTGAGE BACKED SECURITIES:
     8,881,117    7.50% 2027...................................       8,940,261        9,122,594
     2,070,893    9.00% 2020...................................       2,169,261        2,215,856
     2,480,713    9.50% 2018-2021..............................       2,572,833        2,661,468
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      13,682,355       13,999,918
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS-25.81%
                  FEDERAL FARM CREDIT BANK:
     5,000,000    5.70% 2001...................................       5,020,441        5,002,340
                                                                  -------------    -------------
                  FEDERAL HOME LOAN BANK:
     3,350,000    5.60% 2001...................................       3,337,719        3,339,615
     1,075,000    5.75% 2001...................................       1,073,889        1,075,752
     2,500,000    5.925% 2000..................................       2,503,097        2,514,197
     7,895,000    7.31% 2004...................................       7,914,237        8,512,452
                                                                  -------------    -------------
                                                                     14,828,942       15,442,016
                                                                  -------------    -------------
                  TENNESSEE VALLEY AUTHORITY:
    15,000,000    6.375% Global 2005...........................      14,443,417       15,573,135
                                                                  -------------    -------------
                  TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......      34,292,800       36,017,491
                                                                  -------------    -------------
                  OTHER GOVERNMENT AGENCIES-2.58%
                  RESOLUTION FUNDING CORPORATION:
     9,000,000    8.395% Zero Coupon Strips 2014 (d)...........       2,630,372        3,596,490
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  U.S. TREASURY SECURITIES-31.42%
                  BONDS:
   $14,450,000    5.92% 2009 (d)...............................   $   7,441,079    $   7,642,749
     4,650,000    6.07% 2019 (d)...............................       1,335,246        1,432,851
     6,450,000    6.10% 2021 (d)...............................       1,583,172        1,698,994
     3,700,000    6.375% 2027..................................       4,055,509        4,064,221
     1,040,000    8.125% 2021..................................       1,224,762        1,354,276
                                                                  -------------    -------------
                                                                     15,639,768       16,193,091
                                                                  -------------    -------------
                  NOTES:
     4,100,000    5.625% 1999..................................       4,094,333        4,103,846
     1,350,000    6.00% 1999...................................       1,349,567        1,356,329
     5,825,000    6.125% 2001..................................       5,750,765        5,928,761
       305,000    6.25% 2002...................................         313,300          312,530
     8,065,000    6.375% 2000..................................       8,145,279        8,185,975
     7,500,000    6.625% 2002..................................       7,703,932        7,767,188
                                                                  -------------    -------------
                                                                     27,357,176       27,654,629
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      42,996,944       43,847,720
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 128,543,467    $ 132,903,675
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-7.41%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 BANKS-4.08%
   $5,700,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $   5,700,000
                                                                 -------------
                 DIVERSIFIED FINANCE-3.33%
    4,641,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................       4,641,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      10,341,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $138,884,467) (a)..........................   $ 143,244,675
                                                                 -------------
                                                                 -------------

 (a) At June 30, 1998, the cost of securities for federal income tax purposes was $139,086,588 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $4,193,467
Unrealized depreciation..........................................     (35,380)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $4,158,087
-----------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.
 (e) The cost of securities purchased on a when-issued basis at June 30, 1998, was $4,653,426 .

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

WARRANTS - 0.19%

--------------------------------------------------------------------------------
                                                                                 Market
   Shares                                                      Cost (b)         Value (c)
   -------                                                   -------------    -------------
             CONSUMER GOODS - 0.19%
    1,000    Iridium LLC/Capital Corp. (Warrants)
               (a)(e).....................................   $      96,501    $     205,000
                                                             -------------    -------------

ASSET BACKED SECURITIES - 19.67%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 COMMERCIAL LOANS - 10.46%
   $  428,939    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $     432,097    $     445,723
    1,250,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*         1,262,031        1,326,875
      774,486    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*           774,437          794,878
      795,066    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA           800,693          803,128
      823,694    Merrill Lynch Mortgage Investors, Inc., 6.76%
                   Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA           801,889          839,904
    1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA         1,365,400        1,481,270
    1,000,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA         1,009,015        1,076,875
    1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+         1,664,463        1,791,917
    2,000,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA         2,002,072        2,118,760
      817,477    Nationslink Funding Corp., 7.53% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA           823,311          854,403
                                                                                -------------    -------------
                                                                                   10,935,408       11,533,733
                                                                                -------------    -------------
                 HOUSING - 1.16%
      750,000    Money Store (The) Home Improvement Trust,
                   7.41% Ser 1997-1 Class M1 5-15-2017........           AA           752,978          782,935
      500,000    Money Store (The) Residential Trust, 7.09%
                   1997-I-M1 7-15-2016........................           AA           499,923          504,375
                                                                                -------------    -------------
                                                                                    1,252,901        1,287,310
                                                                                -------------    -------------
                 MANUFACTURED HOMES - 3.08%
    1,800,000    Green Tree Financial Corp., 7.20% Ser 1993-4
                   Class B1 1-15-2019.........................        Baa3*         1,787,478        1,814,616
    1,500,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*         1,494,141        1,586,775
                                                                                -------------    -------------
                                                                                    3,281,619        3,401,391
                                                                                -------------    -------------
                 MISCELLANEOUS - 0.19%
      206,216    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A           206,112          207,498
                                                                                -------------    -------------
                 MULTI-FAMILY LOANS - 3.91%
    2,150,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A         2,176,363        2,218,757
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-MF12 Class B1 9-18-2003...............           NR         1,473,750        1,553,955
      676,938    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.76% Ser 1996-1 Class
                   A Principal Only 1-1-2033 (f)(h)...........        Baa3*           514,410          536,685
                                                                                -------------    -------------
                                                                                    4,164,523        4,309,397
                                                                                -------------    -------------
                 WHOLE LOAN RESIDENTIAL - 0.87%
      923,825    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA           923,250          956,759
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  20,763,813    $  21,696,088
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE - 39.49%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AEROSPACE AND EQUIPMENT - 0.51%
   $  500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $     502,816    $     556,665
                                                                                -------------    -------------
                 AIRLINES - 1.59%
    1,300,000    Delta Airlines, 10.50% Pass Thru Certificate
                   4-30-2016..................................          BBB         1,578,778        1,753,206
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 BANKS - 7.94%
   $  750,000    Banco Santiago S.A., 7.00% Sub Note
                   7-18-2007..................................          BBB     $     743,730    $     752,955
    1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (f)........................................          AAA         1,497,243        1,637,898
    1,000,000    CoreStates Capital Corp., 6.75% Medium Term
                   Note 11-15-2006............................            A         1,007,022        1,038,445
    1,500,000    Keystone Financial Funding Corp., 7.30%
                   Medium Term Note 5-15-2004.................         BBB+         1,496,794        1,575,658
    1,000,000    Republic NY Capital I, 7.75% 11-15-2026......           A+           969,282        1,086,540
    1,100,000    Republic NY Capital II, 7.53% 12-4-2026......           A+         1,053,425        1,151,791
      500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-           498,057          515,523
    1,000,000    US Bancorp., 6.00% Sub Note 10-15-2003.......            A           998,104        1,000,856
                                                                                -------------    -------------
                                                                                    8,263,657        8,759,666
                                                                                -------------    -------------
                 BROKERAGE AND INVESTMENT - 3.27%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB         1,499,143        1,529,854
      500,000    Donaldson, Lufkin & Jenrette, 6.50% Note
                   6-1-2008...................................           A-           497,934          502,006
    1,500,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A         1,494,853        1,577,656
                                                                                -------------    -------------
                                                                                    3,491,930        3,609,516
                                                                                -------------    -------------
                 CABLE TELEVISION - 1.78%
    1,000,000    Comcast Cable Communications, Inc., 8.50%
                   Note 5-1-2027 (with rights)................         BBB-           998,306        1,204,733
      750,000    Cox Communications, Inc., 6.95% 1-15-2028....           A-           747,230          755,918
                                                                                -------------    -------------
                                                                                    1,745,536        1,960,651
                                                                                -------------    -------------
                 CAPTIVE AUTO FINANCE - 1.80%
    2,000,000    General Motors Acceptance Corp., 5.875% Sr.
                   Sub Deb 1-22-2003..........................            A         1,993,835        1,981,370
                                                                                -------------    -------------
                 CHEMICALS - 0.96%
    1,000,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-           946,674        1,063,004
                                                                                -------------    -------------
                 ENERGY - 0.80%
      750,000    NGC Corp. Capital Trust, 8.32% 6-1-2027......          BBB           750,000          877,921
                                                                                -------------    -------------
                 FINANCE COMPANIES - 1.16%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................           A+         1,249,659        1,278,993
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT - 1.17%
    1,250,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-         1,244,362        1,285,938
                                                                                -------------    -------------
                 FOREST PRODUCTS - 0.46%
      500,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           499,471          504,919
                                                                                -------------    -------------
                 HOUSING - 1.38%
    1,500,000    Masco Corp., 6.625% 4-15-2018................           A-         1,497,895        1,519,914
                                                                                -------------    -------------
                 INDUSTRIAL - 0.92%
    1,000,000    Tyco International, 7.00% 6-15-2028..........           A-           992,794        1,016,358
                                                                                -------------    -------------
                 MEDIA - 1.09%
    1,000,000    News America Holdings, 8.875% Deb
                   4-26-2023..................................         BBB-           992,460        1,206,301
                                                                                -------------    -------------
                 NATURAL GAS TRANSMISSIONS - 1.70%
    1,000,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB           984,481        1,091,997
      750,000    Trans-Canada Pipelines Ltd., 7.06% Note
                   10-14-2025.................................           A-           750,000          786,869
                                                                                -------------    -------------
                                                                                    1,734,481        1,878,866
                                                                                -------------    -------------
                 OIL-EQUIPMENT WELLS AND SERVICES - 0.47%
      500,000    Petroleum Geo-Services, 7.125% Sr Note
                   3-30-2028..................................          BBB           498,554          516,641
                                                                                -------------    -------------
                 OIL-REFINING - 3.00%
    1,500,000    Coastal Corp., 7.42% Note 2-15-2037..........         BBB-         1,427,119        1,621,245
    1,500,000    Tosco Corp., 7.80% 1-1-2027..................         BBB-         1,498,343        1,691,846
                                                                                -------------    -------------
                                                                                    2,925,462        3,313,091
                                                                                -------------    -------------
                 REAL ESTATE-INVESTMENT TRUST - 0.94%
    1,000,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-         1,000,000        1,038,900
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 SUPRANATIONAL - 0.93%
   $1,000,000    Corp Andina de Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+     $     999,532    $   1,025,703
                                                                                -------------    -------------
                 TELECOMMUNICATIONS - 0.97%
    1,000,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................            A           998,085        1,071,478
                                                                                -------------    -------------
                 TELEPHONE SERVICES - 3.32%
    1,500,000    Century Telephone Enterprises, Inc., 6.15%
                   1-15-2005..................................         BBB+         1,497,842        1,477,524
    2,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A         1,984,856        2,180,184
                                                                                -------------    -------------
                                                                                    3,482,698        3,657,708
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC - 3.33%
    1,500,000    Empresa Nacional de Electricidad, 7.325%
                   Yankee Bond 2-1-2037.......................           A-         1,500,000        1,565,474
      750,000    Puget Sound Energy, Inc., 7.02% Medium Term
                   Note 12-1-2027.............................           A-           750,000          777,674
    1,250,000    Texas Utilities Electric Capital V, 8.175%
                   1-30-2037..................................          BBB         1,250,000        1,332,565
                                                                                -------------    -------------
                                                                                    3,500,000        3,675,713
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  40,888,679    $  43,552,522
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE - 15.13%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 BROADCASTING - 0.49%
   $  500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B     $     500,000    $     536,250
                                                                                -------------    -------------
                 CABLE TELEVISION - 2.13%
    1,008,177    Australis Media Ltd., 16.20% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (a)(e)(g)...............            D           796,220           50,409
    1,000,000    CSC Holdings, Inc., 10.50% 5-15-2016.........          BB-         1,014,585        1,167,500
    1,000,000    Lenfest Communications, 8.25% Sr Note
                   2-15-2008 (f)..............................          BB-           997,332        1,040,000
      500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................         CCC+           490,523           93,750
                                                                                -------------    -------------
                                                                                    3,298,660        2,351,659
                                                                                -------------    -------------
                 COMPUTER-HARDWARE - 1.04%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-         1,078,757        1,153,750
                                                                                -------------    -------------
                 ENERGY - 0.89%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         1,000,000          980,000
                                                                                -------------    -------------
                 ENTERTAINMENT - 0.94%
    1,000,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+         1,008,233        1,035,000
                                                                                -------------    -------------
                 FOREIGN - GOVERNMENT - 1.06%
      125,000    Korea (Republic of), 8.75% Global Bond
                   4-15-2003..................................          BB+           119,138          117,355
      375,000    Korea (Republic of), 8.875% Sr Note
                   4-15-2008..................................          BB+           369,991          340,319
      750,000    Philippines (Republic of), 8.875% Sr Note
                   4-15-2008..................................          BB+           746,119          716,250
                                                                                -------------    -------------
                                                                                    1,235,248        1,173,924
                                                                                -------------    -------------
                 HOUSING - 0.50%
      500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................          BB-           523,930          548,750
                                                                                -------------    -------------
                 MEDICAL SUPPLIES - 0.50%
      500,000    Maxxim Medical, 10.50% Sr Sub Note
                   8-1-2006...................................            B           549,501          548,750
                                                                                -------------    -------------
                 RESTAURANTS AND FRANCHISING - 0.46%
      500,000    Tricon Global Restaurant, 7.65% Sr Note
                   5-15-2008..................................           BB           498,887          507,871
                                                                                -------------    -------------
                 STEEL AND IRON - 0.97%
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B         1,055,475        1,067,500
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

CORPORATE BONDS-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 TELECOMMUNICATIONS - 3.26%
   $  500,000    Intermedia Communications, 8.50% Sr Note
                   1-15-2008..................................            B     $     512,717    $     500,000
      500,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2007 (Zero coupon until
                   9-15-2002, thereafter 10.65%) (g)..........         CCC+           330,850          336,250
      500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+           488,828          526,250
      500,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+           487,651          526,250
      250,000    Phonetel Technologies, Inc., 12.00% Sr Note
                   12-15-2006.................................          CCC           260,447          250,000
    1,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                   6-1-2008...................................          BB+         1,061,385        1,037,500
      500,000    Winstar Communications, Inc., 9.83% Sr Disc
                   Note 10-15-2005 (Zero coupon until
                   10-15-2000, thereafter 14.00%) (g).........         CCC+           424,977          416,250
                                                                                -------------    -------------
                                                                                    3,566,855        3,592,500
                                                                                -------------    -------------
                 TEXTILE MANUFACTURING - 0.98%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+         1,050,122        1,080,000
                                                                                -------------    -------------
                 TRANSPORTATION - 1.01%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           B-         1,077,650        1,110,000
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC - 0.90%
    1,000,000    Niagara Mohawk Power, 7.25% Sr Note
                   10-1-2002..................................          BB-           994,283          994,280
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $  17,437,601    $  16,680,234
                                                                                -------------    -------------
                                                                                -------------    -------------

U.S. GOVERNMENT SECURITIES - 17.48%

--------------------------------------------------------------------------------
    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 4.93%
                 MORTGAGE BACKED SECURITIES:
   $  837,241    6.00% 2013...................................   $     824,790    $     827,818
      279,312    6.30% 2008...................................         279,680          283,502
    2,758,437    7.00% 2028 (i)...............................       2,792,056        2,797,207
    1,485,379    7.50% 2022-2027..............................       1,532,373        1,523,432
                                                                 -------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................       5,428,899        5,431,959
                                                                 -------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                 3.13%
                 MORTGAGE BACKED SECURITIES:
    2,230,193    9.00% 2020...................................       2,336,127        2,386,306
      994,941    9.50% 2019...................................       1,032,954        1,065,761
                                                                 -------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................       3,369,081        3,452,067
                                                                 -------------    -------------
                 U.S. TREASURY SECURITIES - 9.42%
                 BONDS:
    2,750,000    6.07% 2019 (g)...............................         789,997          847,385
      950,000    6.10% 2021 (g)...............................         242,379          250,239
    1,500,000    6.375% 2027..................................       1,626,284        1,647,657
    1,500,000    8.125% 2021..................................       1,900,185        1,953,282
                                                                 -------------    -------------
                                                                     4,558,845        4,698,563
                                                                 -------------    -------------
                 NOTES:
      800,000    5.625% 1999..................................         798,894          800,750
    1,000,000    5.75% 2003...................................       1,006,659        1,009,688

--------------------------------------------------------------------------------

    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
   $3,610,000    6.625% 2007..................................   $   3,844,666    $   3,879,624
                                                                 -------------    -------------
                                                                     5,650,219        5,690,062
                                                                 -------------    -------------
                 TOTAL U.S. TREASURY SECURITIES...............      10,209,064       10,388,625
                                                                 -------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............      19,007,044       19,272,651
                                                                 -------------    -------------
                                                                 -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $  98,193,638    $ 101,406,495
                                                                 -------------    -------------
                                                                 -------------    -------------

SHORT-TERM INVESTMENTS - 9.35%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS - 3.20%
   $3,525,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate - 5.42%.........   $   3,525,000
                                                                 -------------
                 DIVERSIFIED FINANCE - 3.71%
    4,096,000    Associates Corp. Master Variable Rate Note,
                   Current rate - 5.42%.......................       4,096,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY - 2.44%
    1,200,000    Federal Home Loan Mortgage Corp., 5.54%,
                   7-6-1998...................................       1,198,912
    1,500,000    Federal National Mortgage Association, 5.59%,
                   7-27-1998..................................       1,493,835
                                                                 -------------
                                                                     2,692,747
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      10,313,747
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $108,507,385) (b)..........................   $ 111,720,242
                                                                 -------------
                                                                 -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $108,507,385 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $4,540,756
Unrealized depreciation.....................................  (1,327,899)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $3,212,857
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statement regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.84% of total net assets as of June 30, 1998.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

        DATE ACQUIRED           SHARES/PAR                  SECURITY                      COST BASIS
--------------------------------------------------------------------------------------------------------
1997                            1,008,177   Australis Media Ltd., 16.20% Sr Sub Disc
                                              Note 5-15-2003 (Zero coupon through
                                              5-15-2000, thereafter 15.75%)               $  796,220
1996                              428,939   DLJ Mortgage Acceptance Corp., 7.28% Ser
                                              1996-CF1                                       432,097
1997                                1,000   Iridium LLC/Capital Corp. (Warrants)              96,501

The aggregate value of these securities at June 30, 1998, was $701,132, which represents .64% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 1998, was $3,214,583, which represents 2.91% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents the effective yield at June 30, 1998, based upon future cash flows. This investment has been identified by portfolio management as a liquid security. The aggregate value of this security at June 30, 1998, was $536,685, which represents .49% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at June 30, 1998, was $2,792,056.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-75.99%

--------------------------------------------------------------------------------
                                                                      Standard
      Principal                                                       & Poor's                         Market
       Amount                                                          Rating       Cost (a)(d)     Value (b)(d)
   ---------------                                                  -------------   ------------    ------------
                     AUSTRALIA-10.06%
   $       800,000   Australian Government (Australian Dollar),
                       10.00% 10-15-2007..........................          AAA     $   617,226     $   652,896
         1,360,000   Australian Government (Australian Dollar),
                       7.50% 9-15-2009............................          AAA         970,352         971,414
           640,000   Australian Government (Australian Dollar),
                       9.50% 8-15-2003............................          AAA         509,873         467,950
                                                                                    ------------    ------------
                                                                                      2,097,451       2,092,260
                                                                                    ------------    ------------
                     AUSTRIA-3.58%
           700,000   Republic of Austria (US Dollar), 7.875%
                       3-26-2002..................................          AAA         729,267         744,625
                                                                                    ------------    ------------
                     CANADA-5.36%
           345,000   Canadian Government (Canadian Dollar), 8.00%
                       6-1-2023...................................          AAA         287,948         312,837
         1,450,000   Canadian Government (German Deutschemark),
                       4.875% 7-7-2008............................          AA+         802,824         801,267
                                                                                    ------------    ------------
                                                                                      1,090,772       1,114,104
                                                                                    ------------    ------------
                     DENMARK-12.42%
         5,000,000   Kingdom of Denmark (Danish Krone), 7.00%
                       11-15-2007.................................          AAA         810,341         837,211
         5,700,000   Kingdom of Denmark (Danish Krone), 8.00%
                       3-15-2006..................................          AAA         926,259         990,675
         4,550,000   Kingdom of Denmark (Danish Krone), 8.00%
                       5-15-2003..................................          AAA         828,271         756,075
                                                                                    ------------    ------------
                                                                                      2,564,871       2,583,961
                                                                                    ------------    ------------
                     FRANCE-5.10%
           450,000   Government of France (European Currency
                       Unit), 4.50% Treasury Bill 7-12-2002.......           NR         494,575         495,640
           500,000   Government of France (European Currency
                       Unit), 5.25% 4-25-2008.....................         Aaa*         559,193         564,262
                                                                                    ------------    ------------
                                                                                      1,053,768       1,059,902
                                                                                    ------------    ------------
                     GERMANY-21.38%
         1,100,000   Bundesobligation (German Deutschemark), 4.50%
                       Bond 8-1-2002..............................         Aaa*         601,699         613,089
           900,000   Deutsche Ausgleichsbank (German
                       Deutschemark), 6.375% 11-7-2002............          AAA         551,403         534,110
           350,000   Freistaat Bayern (German Deutschemark), 6.00%
                       10-30-2006.................................           NR         203,123         208,256
         1,050,000   German Government (German Deutschemark),
                       6.00% 1-5-2006.............................         Aaa*         613,915         628,797
         1,600,000   German Government (German Deutschemark),
                       7.125% 12-20-2002..........................         Aaa*         964,369         982,831
           750,000   Helaba International Finance plc (German
                       Deutschemark), 5.50% 2-4-2013..............          AAA         415,513         426,683
           550,000   Kredit Fuer Wiederaufbau (German
                       Deutschemark), 5.00% 1-4-2009..............          AAA         301,245         305,841
           400,000   Kredit Fuer Wiederaufbau (German
                       Deutschemark), 5.50% 1-22-2018.............          AAA         221,001         226,593
           860,000   Landeskreditbank Baden-Wuerttemberg (German
                       Deutschemark), 6.625% 8-20-2003............          AAA         611,668         519,747
                                                                                    ------------    ------------
                                                                                      4,483,936       4,445,947
                                                                                    ------------    ------------
                     ITALY-4.81%
     1,080,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       10.50% 4-1-2000............................          AAA         687,234         665,998
       530,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       9.50% 2-1-2001.............................          AAA         343,347         334,034
                                                                                    ------------    ------------
                                                                                      1,030,581       1,000,032
                                                                                    ------------    ------------
                     NETHERLANDS-2.82%
         1,100,000   Dutch Government (Dutch Guilders), 6.50%
                       4-15-2003..................................         Aaa*         676,023         587,434
                                                                                    ------------    ------------
                     SWEDEN-2.90%
         3,900,000   Kingdom of Sweden (Swedish Krona), 13% Deb
                       6-15-2001..................................         Aa1*         619,589         603,190
                                                                                    ------------    ------------
                     UNITED KINGDOM-2.92%
           280,000   United Kingdom Treasury (British Pound),
                       8.00% 6-7-2021.............................         Aaa*         596,472         607,626
                                                                                    ------------    ------------
                     UNITED STATES-4.64%
           850,000   General Electric Capital Corp., 8.125%
                       2-23-2007..................................          AAA         922,760         964,219
                                                                                    ------------    ------------
                     TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $15,865,490     $15,803,300
                                                                                    ------------    ------------
                                                                                    ------------    ------------

U.S. GOVERNMENT SECURITIES-15.84%

--------------------------------------------------------------------------------
    Principal                                                                       Market
     Amount                                                        Cost (a)       Value (b)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-15.84%
                 BONDS:
   $  300,000    6.50% 2026...................................   $   323,274     $   333,188
    1,450,000    6.82% 2017 (e)...............................       401,971         494,711
      450,000    7.50% 2016...................................       502,826         540,281
      400,000    8.125% 2019..................................       457,527         516,250
      270,000    11.75% 2014..................................       400,177         406,519
                                                                 ------------    ------------
                                                                   2,085,775       2,290,949
                                                                 ------------    ------------
                 NOTES:
    1,000,000    5.625% 2000..................................     1,001,380       1,002,188
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............     3,087,155       3,293,137
                                                                 ------------    ------------
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $18,952,645     $19,096,437
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-2.41%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                     Value (b)(d)
   ---------                                                   ------------
               BANKS-0.00%
   $    872    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.42%........   $       872
                                                               ------------
               INVESTMENT COMPANY-2.41%
    500,063    First American Institutional Government Fund,
                 Current rate -- 5.28%......................       500,063
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................       500,935
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $19,453,580) (a)...........................   $19,597,372
                                                               ------------
                                                               ------------

 (a) At June 30, 1998, the cost of securities for federal income tax purposes was $19,455,877 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   501,921
Unrealized depreciation.....................................     (360,426)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   141,495
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
 (e) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS AND WARRANTS-0.30%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              APPAREL-0.02%
       250    Hosiery Corp. of America Class A (a)(e)......   $     4,230     $    17,500
                                                              ------------    ------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.01%
       500    Highwaymaster Communications, Inc. (Warrants)
                (a)(e).....................................         5,000           3,750
                                                              ------------    ------------
              CABLE TELEVISION-0.00%
     2,500    American Telecasting, Inc. (Warrants)
                (a)(e).....................................         5,000              25
                                                              ------------    ------------
              CONSUMER GOODS-0.00%
     1,000    Wireless One, Inc. (Warrants) (a)(e).........         7,831              10
                                                              ------------    ------------
              PUBLISHING-0.04%
    79,000    Marvel Entertainment Group, Inc. (a)(e)......       849,041          25,280
                                                              ------------    ------------
              TELECOMMUNICATIONS-0.23%
     3,300    Clearnet Communications, Inc. (Warrants)
                (a)(e).....................................        42,075          11,550
     1,000    e.spire Communications, Inc. (Warrants)
                (a)(e).....................................        45,700         140,000
     2,560    Powertel, Inc. (Warrants) (a)(e).............        18,823          10,240
                                                              ------------    ------------
                                                                  106,598         161,790
                                                              ------------    ------------
              TOTAL COMMON STOCKS AND WARRANTS.............   $   977,700     $   208,355
                                                              ------------    ------------
                                                              ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-0.14%

--------------------------------------------------------------------------------
                                                               Standard
   Principal                                                   & Poor's                         Market
    Amount                                                      Rating         Cost (b)       Value (c)
   --------                                                  -------------   ------------    ------------
              FINANCE COMPANIES-0.14%
   $81,000    Homeside, Inc., 11.25% Sr Secured Second
                Priority Note 5-15-2003....................           A+     $    81,000     $    96,086
                                                                             ------------    ------------

CORPORATE BONDS - NON-INVESTMENT GRADE-93.72%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 AIR FREIGHT-0.74%
   $  500,000    Kitty Hawk, Inc., 9.95% Sr Note 11-15-2004...           B+     $   511,762     $   517,500
                                                                                ------------    ------------
                 APPAREL-0.79%
      500,000    Hosiery Corp. of America, Inc., 13.75% Sr Sub
                   Note 8-1-2002..............................           B-         531,286         548,750
                                                                                ------------    ------------
                 AUTOMOBILE MANUFACTURERS-1.44%
    1,000,000    Navistar International Corp., 8.00% Sr Sub
                   Note 2-1-2008..............................          BB-       1,002,078       1,005,000
                                                                                ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-1.99%
    1,000,000    Diamond Triumph Auto, 9.25% Sr Note 4-1-2008
                   (e)........................................           B+       1,019,863       1,017,500
      500,000    Highwaymaster, Inc., 13.75% Sr Note 9-15-2005
                   (e)........................................           B-         536,374         375,000
                                                                                ------------    ------------
                                                                                  1,556,237       1,392,500
                                                                                ------------    ------------
                 BROADCASTING-4.39%
      500,000    Chancellor Media Corp., 8.125% Sr Sub Note
                   12-15-2007.................................         Ba3*         498,765         506,250
      500,000    Grupo Televisa S.A., 10.04% Sr Disc Note
                   5-15-2008 (Zero coupon through 5-15-2001,
                   thereafter 13.25%) (g).....................           BB         398,902         403,750
      500,000    Shop at Home, Inc., 11.00% Sr Secured Note
                   4-1-2005...................................            B         500,000         527,500
    1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B       1,032,245       1,072,500
      500,000    Young Broadcasting, Inc., 11.75% Sr Sub Note
                   11-15-2004.................................            B         549,455         552,500
                                                                                ------------    ------------
                                                                                  2,979,367       3,062,500
                                                                                ------------    ------------
                 BUSINESS SERVICES AND SUPPLIES-0.78%
      500,000    Dialog Corp. plc, 11.00% Sr Sub Note
                   11-15-2007.................................            B         500,000         543,750
                                                                                ------------    ------------

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 CABLE TELEVISION-10.50%
   $1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                   10-1-2002..................................          B2*     $ 1,018,525     $ 1,037,500
    3,033,461    Australis Media Ltd., 14.00% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%)(with warrants)
                   (a)(e)(g)..................................            D       2,277,149         151,673
    1,000,000    Century Communications Corp., 8.875% Sr Note
                   1-15-2007..................................          BB-       1,030,655       1,060,000
    1,000,000    CSC Holdings Inc., 9.25% 11-1-2005...........          BB-       1,050,714       1,057,500
      500,000    Galaxy Telecom L.P., 12.375% Sr Sub Note
                   10-1-2005..................................           B-         545,210         556,250
      500,000    Lenfest Communications, 7.625% Sr Note
                   2-15-2008 (f)..............................          BB+         498,638         508,125
      500,000    Lenfest Communications, 8.25% Sr Note
                   2-15-2008 (f)..............................          BB-         498,666         520,000
      500,000    Marcus Cable Co.,7.23% Sr Disc Note
                   12-15-2005 (Zero coupon through 6-15-2000,
                   thereafter 14.25%) (g).....................            B         462,827         465,000
      500,000    Mediacom LLC/Capital, 8.50% Sr Note 4-15-2008
                   (e)........................................           B+         500,000         498,125
      500,000    Olympus Communication L.P., 10.625% Sr Note
                   11-15-2006.................................            B         500,000         552,500
      150,000    People's Choice T.V. Corp., 17.08% Sr Disc
                   Note 6-1-2004 (Zero coupon until 6-1-2000,
                   thereafter 13.125%) (g)....................         CCC-          79,860          46,500
      500,000    Rifkin Acquisition Partners L.P., 11.125% Sr
                   Sub Note 1-15-2006.........................           B-         552,347         551,250
    1,500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................         CCC+       1,188,503         281,250
      500,000    Wireless One, Inc., 13.463% Sr Disc Note
                   8-1-2006 (Zero coupon through 8-1-2001,
                   thereafter 13.50%) (g).....................         CCC+         343,479          50,000
                                                                                ------------    ------------
                                                                                 10,546,573       7,335,673
                                                                                ------------    ------------
                 CHEMICALS-2.38%
      500,000    Agricultural Minerals & Chemicals, 10.75% Sr
                   Note 9-30-2003.............................          BB-         521,705         532,500
      500,000    NL Industries, Inc., 11.75% Sr Secured Note
                   10-15-2003.................................            B         553,368         550,625
    1,000,000    Trans-Resources, Inc., 11.93% Sr Disc Note
                   3-15-2008 (Zero coupon until 3-15-2003,
                   thereafter 12.00%) (g).....................           B-         582,232         580,000
                                                                                ------------    ------------
                                                                                  1,657,305       1,663,125
                                                                                ------------    ------------
                 COMPUTER-HARDWARE-1.65%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-       1,115,843       1,153,750
                                                                                ------------    ------------
                 CONSUMER GOODS-1.88%
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................           B-         257,887         280,000
    1,000,000    Drypers Corp., 10.25% Sr Note 6-15-2007
                   (f)........................................            B       1,033,925       1,035,000
                                                                                ------------    ------------
                                                                                  1,291,812       1,315,000
                                                                                ------------    ------------
                 DAIRY PRODUCTS-1.39%
    1,000,000    Fage Dairy Industries, Inc., 9.00% Sr Note
                   2-1-2007...................................           BB         966,957         972,500
                                                                                ------------    ------------
                 ELECTRIC-COMPONENTS AND PARTS-0.71%
      500,000    Wesco Distribution, Inc., 9.125% Sr Sub Note
                   6-1-2008 (f)...............................            B         498,382         495,000
                                                                                ------------    ------------
                 ELECTRONIC-DEFENSE-0.78%
      500,000    Tracor, Inc., 8.50% Sr Sub Note 3-1-2007.....           B+         522,972         542,500
                                                                                ------------    ------------
                 ENERGY-2.87%
    1,000,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         997,631         980,000
      500,000    Gulfmark Offshore, 8.75% Sr Note 6-1-2008
                   (f)........................................           NR         498,352         485,000
      500,000    KCS Energy, Inc., 11.00% Sr Note 1-15-2003...            B         549,592         537,500
                                                                                ------------    ------------
                                                                                  2,045,575       2,002,500
                                                                                ------------    ------------
                 ENTERTAINMENT-1.48%
    1,000,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+       1,008,826       1,035,000
                                                                                ------------    ------------
                 FOOD SERVICE-1.48%
    1,000,000    SC International Services, Inc., 9.25% Sr Sub
                   Note 9-1-2007..............................            B       1,042,284       1,035,000
                                                                                ------------    ------------
                 FOOD-MISCELLANEOUS-2.92%
      500,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........           B+         531,463         531,250
      500,000    Favorite Brands International, Inc., 10.75%
                   Sr Note 5-15-2006 (e)......................           B-         500,000         505,000
      500,000    Fresh Foods, Inc., 10.75% Sr Note 6-1-2006
                   (e)........................................            B         500,321         500,000
      500,000    Smithfield Foods, Inc., 7.625% Sr Note
                   2-15-2008 (e)..............................          BB+         498,311         505,000
                                                                                ------------    ------------
                                                                                  2,030,095       2,041,250
                                                                                ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

CORPORATE BONDS - NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 FOREIGN-GOVERNMENT-1.33%
   $  500,000    Korea (Republic of), 8.875% Sr Note
                   4-15-2008..................................          BB+     $   493,322     $   453,758
      500,000    Philippines (Republic of), 8.875% Sr Note
                   4-15-2008..................................          BB+         497,413         477,500
                                                                                ------------    ------------
                                                                                    990,735         931,258
                                                                                ------------    ------------
                 FOREST PRODUCTS-3.33%
    1,000,000    Domtar, Inc., 8.75% Note 8-1-2006............          BB+       1,047,239       1,045,000
      750,000    Pacific Lumber Co., 10.50% Sr Note
                   3-1-2003...................................            B         772,029         770,625
      500,000    Stone Container Corp., 9.875% Sr Note
                   2-1-2001...................................            B         509,447         511,875
                                                                                ------------    ------------
                                                                                  2,328,715       2,327,500
                                                                                ------------    ------------
                 HEALTH CARE SERVICES-2.58%
      250,000    Oxford Health Plans, 11.00% Sr Note 5-15-2005
                   (f)........................................           B-         250,000         256,250
    1,000,000    Quorum Health Group, Inc., 8.75% Sr Sub Note
                   11-1-2005..................................          BB-       1,041,171       1,030,000
      500,000    Tenet Healthcare Corp., 8.625% Sr Sub Note
                   1-15-2007..................................          BB-         517,065         515,625
                                                                                ------------    ------------
                                                                                  1,808,236       1,801,875
                                                                                ------------    ------------
                 HEALTH PRODUCTS-0.71%
      500,000    Global Health Sciences, 11.00% Sr Note
                   5-1-2008 (e)...............................           B+         485,466         493,750
                                                                                ------------    ------------
                 HOUSING-1.57%
    1,000,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................          BB-       1,060,263       1,097,500
                                                                                ------------    ------------
                 LEISURE TIME-AMUSEMENTS-1.57%
    1,000,000    Grand Casinos, Inc., 10.125% First Mtg Bond
                   12-1-2003..................................           BB       1,085,211       1,095,000
                                                                                ------------    ------------
                 MACHINERY-1.53%
    1,000,000    Clark Materials Handling, 10.75% Sr Note
                   11-15-2006.................................           B+       1,026,382       1,070,000
                                                                                ------------    ------------
                 MACHINERY-TOOLS-0.36%
      250,000    Simonds Industries, Inc., 10.25% Sr Sub Note
                   7-1-2008 (e)...............................           B-         250,000         250,000
                                                                                ------------    ------------
                 MEDICAL SUPPLIES-0.79%
      500,000    Maxxim Medical, 10.50% Sr Sub Note
                   8-1-2006...................................            B         549,501         548,750
                                                                                ------------    ------------
                 METALS-FABRICATING-1.39%
    1,000,000    Metals USA, Inc., 8.625% Sr Sub Note
                   2-15-2008 (f)..............................            B       1,003,660         972,500
                                                                                ------------    ------------
                 MISCELLANEOUS-0.72%
      500,000    La Petite Acad/LPA Holdings, 10.00% Sr Note
                   5-15-2008 (e)..............................           B-         500,000         503,750
                                                                                ------------    ------------
                 PAPER-0.72%
      500,000    Plainwell, Inc., 11.00% Sr Sub Note 3-1-2008
                   (e)........................................           B-         500,000         502,500
                                                                                ------------    ------------
                 PRINTING-0.78%
      500,000    Day International Group, Inc., 11.125% Sr
                   Note 6-1-2005..............................           B+         544,926         543,125
                                                                                ------------    ------------
                 PUBLISHING-3.02%
      550,000    Affinity Group, 11.50% Sr Sub Note
                   10-15-2003.................................            B         583,723         580,250
      500,000    Garden State Newspapers, 8.75% Sr Sub Note
                   10-1-2009..................................           B+         503,648         507,500
      500,000    Primedia, Inc., 10.25% Sr Note 6-1-2004......          BB-         537,990         532,500
      500,000    Primedia, Inc., 7.625% Sr Note 4-1-2008......          BB-         497,198         486,250
                                                                                ------------    ------------
                                                                                  2,122,559       2,106,500
                                                                                ------------    ------------
                 RESTAURANTS AND FRANCHISING-2.99%
      500,000    Advantica Restaurant Group, Inc., 11.25% Sr
                   Note 1-15-2008.............................            B         540,136         531,250
    1,000,000    Friendly Ice Cream, 10.50% Sr Note
                   12-1-2007..................................            B       1,032,908       1,050,000
      500,000    Tricon Global Restaurant, 7.65% Sr Note
                   5-15-2008..................................           BB         498,887         507,871
                                                                                ------------    ------------
                                                                                  2,071,931       2,089,121
                                                                                ------------    ------------
                 RETAIL-GROCERY-1.43%
    1,000,000    Fred Meyer, Inc., 7.45% Sr Note 3-1-2008.....          BB+         997,523       1,002,109
                                                                                ------------    ------------
                 SHIP BUILDING, SHIPPING-1.52%
    1,000,000    Newport News Ship Building, 9.25% Sr Sub Note
                   12-1-2006..................................           B+       1,062,968       1,062,500
                                                                                ------------    ------------

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                         Market
     Amount                                                        Rating         Cost (b)       Value (c)
   -----------                                                  -------------   ------------    ------------
                 STEEL AND IRON-3.69%
   $1,000,000    Gulf States Steel Corp., 13.50% First Mtg
                   Bond 4-15-2003.............................           B-     $ 1,036,438     $ 1,000,000
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B       1,043,066       1,067,500
      500,000    Wheeling-Pittsburgh Corp., 9.25% Sr Note
                   11-15-2007.................................          BB-         511,062         510,000
                                                                                ------------    ------------
                                                                                  2,590,566       2,577,500
                                                                                ------------    ------------
                 TECHNOLOGY-0.33%
      500,000    Diva Systems Corp., 12.58% Sr Disc Note
                   3-1-2008 (Zero coupon through 3-1-2003,
                   thereafter 12.625%)(and warrants) (e)(g)...           NR         283,253         230,000
                                                                                ------------    ------------
                 TELECOMMUNICATIONS-15.03%
    1,000,000    Comcast Cellular Holdings, 9.50% Sr Note
                   5-1-2007...................................          BB+       1,043,916       1,042,500
      500,000    Flag Limited, 8.25% Sr Note 1-30-2008 (e)....           B+         500,000         505,000
      500,000    Fonorola, Inc., 12.50% Sr Secured Note
                   8-15-2002..................................          BB-         513,904         553,750
      500,000    Globalstar LP/Capital, 11.25% Sr Note
                   6-15-2004..................................            B         515,964         485,000
      500,000    Hyperion Telecommunication, 12.25% Sr Note
                   9-1-2004...................................            B         537,557         538,750
      750,000    Intermedia Communications, 8.50% Sr Note
                   1-15-2008..................................            B         778,269         750,000
      500,000    Intermedia Communications, Inc., 11.25% Sr
                   Disc Note 7-15-2007 (Zero Coupon until
                   7-15-2002, thereafter 11.25%) (g)..........            B         375,930         365,625
    1,000,000    ITC Deltacom, Inc., 11.00% Sr Note
                   6-1-2007...................................            B       1,130,760       1,127,500
    1,000,000    Level III Communications, 9.125% Sr Note
                   5-1-2008 (f)...............................            B         995,836         973,750
      970,000    McleodUSA, Inc., 9.25% Sr Note 7-15-2007.....           B+       1,045,183       1,006,375
      500,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2007 (Zero coupon until
                   9-15-2002, thereafter 10.65%) (f)(g).......         CCC+         337,167         336,250
    1,000,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+         968,945       1,052,500
    1,000,000    Qwest Communications Int'l, 8.29% Sr Disc
                   Note 2-1-2008 (Zero coupon until 2-1-2003,
                   thereafter 8.29%) (f)(g)...................          BB+         689,171         720,000
    1,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                   6-1-2008...................................          BB+       1,061,385       1,037,500
                                                                                ------------    ------------
                                                                                 10,493,987      10,494,500
                                                                                ------------    ------------
                 TEXTILE MANUFACTURING-5.87%
    1,000,000    Anvil Knitwear, Inc., 10.875% Sr Note
                   3-15-2007..................................           B+       1,020,663       1,025,000
    1,000,000    Galey & Lord, Inc., 9.125% Sr Sub Note
                   3-1-2008...................................          B3*         995,113         965,000
    1,000,000    Maxim Group, Inc., 9.25% Sr Note
                   10-15-2007.................................            B         989,179       1,027,500
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+       1,072,669       1,080,000
                                                                                ------------    ------------
                                                                                  4,077,624       4,097,500
                                                                                ------------    ------------
                 TRANSPORTATION-1.59%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           B-       1,053,501       1,110,000
                                                                                ------------    ------------
                 UTILITIES-ELECTRIC-1.45%
    1,000,000    AES Corp., 8.50% Sr Sub Note 11-1-2007.......           B+       1,026,627       1,010,000
                                                                                ------------    ------------
                 UTILITIES-WATER AND SEWER-0.63%
      500,000    Cathay International, Ltd., 13.00% Sr Note
                   4-15-2008 (e)..............................          BB-         480,097         440,000
                                                                                ------------    ------------
                 WASTE DISPOSAL-0.62%
      375,000    Norcal Waste Systems, Inc., 13.50% Increasing
                   Rate Sr Note 11-15-2005....................          BB-         375,000         431,250
                                                                                ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                   68,576,085      65,449,786
                                                                                ------------    ------------
                                                                                ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $69,634,785     $65,754,227
                                                                                ------------    ------------
                                                                                ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

SHORT-TERM INVESTMENTS-4.00%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-2.72%
   $1,904,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $ 1,904,000
                                                                 ------------
                 DIVERSIFIED FINANCE-1.28%
      894,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................       894,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     2,798,000
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $72,432,785) (b)...........................   $68,552,227
                                                                 ------------
                                                                 ------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $72,436,559 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,082,008
Unrealized depreciation.....................................   (4,966,340)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $(3,884,332)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8 .70% of total net assets as of June 30, 1998.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

DATE ACQUIRED   SHARES/PAR                             SECURITY                             COST BASIS
-------------------------------------------------------------------------------------------------------
1995             $   2,500   American Telecasting, Inc. (Warrants)                          $     5,000
1996 - 1998      3,033,461   Australis Media Ltd. 0/14.00% 5-15-2003                          2,277,149
1998               500,000   Cathay International Ltd. 13.00% 4-15-2008 -- 144A                 480,097
1996                 3,300   Clearnet Communications, Inc. (Warrants)                            42,075
1998             1,000,000   Diamond Triumph Auto, 9.25% 4-1-2008 -- 144A                     1,019,863
1998               500,000   Diva Systems Corp. 0/12.625% 3-1-2008 -- 144A                      283,253
1995                 1,000   e.spire Communications, Inc. (Warrants) -- 144A                     45,700
1998               500,000   Favorite Brands International, Inc., 10.75% 5-15-2006 -- 144A      500,000
1998               500,000   Flag Limited 8.25% 1-30-2008 -- 144A                               500,000
1998               500,000   Fresh Foods, Inc., 10.75% 6-1-2006 -- 144A                         500,321
1998               500,000   Global Health Sciences 11.00% 5-1-2008 -- 144A                     485,466
1998                   500   Highwaymaster Communications, Inc. (Warrants) -- 144A                5,000
1997               500,000   Highwaymaster, Inc., 13.75% 9-15-2005                              536,374
1994                   250   Hosiery Corp. of America - Class A -- 144A                           4,230
1998               500,000   La Petite Acad/LPA Holdings 10.00% 5-15-2008 -- 144A               500,000
1994 - 1996         79,000   Marvel Entertainment Group, Inc. -- 144A                           849,041
1998               500,000   Mediacom LLC/Capital 8.50% 4-15-2008 -- 144A                       500,000
1998               500,000   Plainwell, Inc., 11.00% 3-1-2008 -- 144A                           500,000
1997                 2,560   Powertel, Inc. (Warrants)                                           18,823
1998               250,000   Simonds Industries, Inc., 10.25% 7-1-2008 -- 144A                  250,000
1998               500,000   Smithfield Foods, Inc 7.625% 2-15-2008 -- 144A                     498,311
1996                 1,000   Wireless One, Inc. (Warrants) -- 144A                                7,831

      The aggregate value of these securities at June 30, 1998, was $6,685,653, which represents 9.57% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at June 30, 1998, was $6,301,875, which represents 9.02% of total net assets.
 (g) The interest rates disclosed for these securities represents the effective yield on the date of acquisition.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
June 30,1998 (Unaudited)

COMMON STOCKS-55.90%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                    Cost (b)(f)     Value (c)(f)
   --------                                                   ------------    ------------
              AUSTRALIA-0.48%
    55,000    CSR Limited -- BUILDING MATERIALS............   $   188,584     $   158,727
    52,700    Telstra Corp. -- TELECOMMUNICATIONS..........        73,623         135,118
                                                              ------------    ------------
                                                                  262,207         293,845
                                                              ------------    ------------
              BELGIUM-0.48%
     2,700    Delhaize-Le Lion
                S.A. -- RETAIL-MISCELLANEOUS...............       153,029         188,659
     1,846    G.I.B. Holdings
                Ltd. -- RETAIL-MISCELLANEOUS...............        91,244         104,182
                                                              ------------    ------------
                                                                  244,273         292,841
                                                              ------------    ------------
              BERMUDA-0.53%
    10,300    Terra Nova (Burmuda) Holdings -- INSURANCE...       202,333         323,162
                                                              ------------    ------------
              CANADA-0.90%
     4,016    Potash Corp. of Saskatchewan -- CHEMICALS....       324,569         302,579
     9,470    Telus Corp. -- TELEPHONE SERVICES............       199,155         245,025
                                                              ------------    ------------
                                                                  523,724         547,604
                                                              ------------    ------------
              FINLAND-0.26%
     9,195    Valmet OY -- MACHINERY.......................       119,396         158,543
                                                              ------------    ------------
              FRANCE-2.95%
       341    Bongrain S.A. -- FOOD........................       169,170         171,233
     1,683    Elf Aquitaine S.A. -- OIL-CRUDE PETROLEUM AND
                GAS........................................       119,270         236,611
     2,300    France Telecom S.A. -- TELECOMMUNICATIONS....        72,517         158,634
     2,250    Groupe Danone -- FOOD........................       486,777         620,369
     9,650    Scor S.A. -- INSURANCE.......................       494,336         612,103
                                                              ------------    ------------
                                                                1,342,070       1,798,950
                                                              ------------    ------------
              GERMANY-2.91%
     5,000    Basf AG -- CHEMICALS.........................       110,339         236,842
    10,130    Bayer AG -- CHEMICALS........................       353,720         522,495
       660    Karstadt AG -- RETAIL-DEPARTMENT STORES......       255,306         318,848
     5,200    Veba AG -- UTILITIES-ELECTRIC................       264,108         354,349
       250    Viag AG -- ELECTRIC PRODUCTS.................       102,693         168,975
       180    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....        60,621         173,019
                                                              ------------    ------------
                                                                1,146,787       1,774,528
                                                              ------------    ------------
              HONG KONG-0.11%
    78,000    Hysan Development, Co., (with
                warrants) -- REAL ESTATE...................       120,560          64,489
                                                              ------------    ------------
              IRELAND-1.75%
    21,900    Bank of Ireland -- BANKS.....................       272,700         448,713
    23,700    Clondalkin Group Units plc -- CONTAINERS AND
                PACKAGING..................................       205,365         198,355
    60,388    Green Property plc -- REAL ESTATE............       194,211         421,176
                                                              ------------    ------------
                                                                  672,276       1,068,244
                                                              ------------    ------------
              ITALY-1.25%
    74,300    Mediaset S.p.A. -- BROADCASTING..............       358,531         474,211
    59,193    Telecom Italia S.p.A -- TELEPHONE SERVICES...       128,527         286,549
                                                              ------------    ------------
                                                                  487,058         760,760
                                                              ------------    ------------
              JAPAN-4.03%
    17,000    Fuji Photo Film -- PHOTOGRAPHIC..............       508,385         591,635
    18,000    Fujisawa Pharmaceutical Co. -- DRUGS.........       156,210         168,347
    20,000    Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
                EQUIPMENT..................................       159,743         130,418
    22,000    Kao Corp. -- HOUSEHOLD PRODUCTS..............       300,249         339,230
    20,000    Matsushita Electric Industrial Co.
                Ltd. -- ELECTRIC PRODUCTS..................       308,597         321,360
    54,000    Nichido Fire & Marine
                Insurance -- INSURANCE.....................       419,179         282,091
        22    Nippon Telegraph & Telephone
                Corp. -- TELEPHONE SERVICES................       158,519         182,296
     2,000    Sony Corp. -- ELECTRONIC COMPONENTS..........       114,488         172,209
     2,000    TDK Corp. -- ELECTRIC-COMPONENTS AND PARTS...       105,885         147,710

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30,1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                    Cost (b)(f)     Value (c)(f)
   --------                                                   ------------    ------------
     6,000    Yamanouchi Pharmaceutical -- DRUGS...........   $   126,213     $   124,941
                                                              ------------    ------------
                                                                2,357,468       2,460,237
                                                              ------------    ------------
              NETHERLANDS-3.12%
    13,872    ABN-AMRO Holding NV -- BANKS.................       127,746         324,603
     1,300    Akzo Nobel NV -- CHEMICALS...................       142,361         288,988
     3,650    Benckiser NV Class B -- MISCELLANEOUS........       123,179         224,469
     2,050    Hollandsche Beton Groep NV -- CONSTRUCTION...        31,456          42,729
    10,722    ING Groep NV -- INSURANCE....................       316,828         702,080
     3,800    Philips Electronics NV -- ELECTRIC
                PRODUCTS...................................       123,910         319,438
                                                              ------------    ------------
                                                                  865,480       1,902,307
                                                              ------------    ------------
              NEW ZEALAND-0.27%
    74,900    Lion Nathan Ltd. -- BUILDING MATERIALS.......       180,673         166,409
                                                              ------------    ------------
              PORTUGAL-0.28%
     4,930    Cimpor Cimentos De Portugal -- BUILDING
                MATERIALS..................................       124,185         173,212
                                                              ------------    ------------
              SPAIN-1.42%
    25,500    Iberdrola S.A. -- UTILITIES-ELECTRIC.........       230,401         414,756
     9,818    Telefonica S.A. -- TELECOMMUNICATIONS........       140,631         454,697
                                                              ------------    ------------
                                                                  371,032         869,453
                                                              ------------    ------------
              SWEDEN-1.46%
    56,900    Nordbanken Holding AB -- BANKS...............       271,659         417,391
    33,000    Skandia Forsakrings AB -- INSURANCE..........       145,049         471,730
                                                              ------------    ------------
                                                                  416,708         889,121
                                                              ------------    ------------
              SWITZERLAND-4.61%
        92    ABB AG Baden -- ELECTRONIC-CONTROLS AND
                EQUIPMENT..................................       123,082         135,865
       145    Ascom Holding AG -- TELECOMMUNICATIONS.......       145,129         267,669
        65    Bobst S.A. -- MACHINERY......................        79,455         119,561
       390    Compagnie Financiere Richemont
                AG -- TOBACCO..............................       537,066         510,384
       690    Forbo Holding AG -- HOUSEHOLD PRODUCTS.......       288,071         351,187
       500    Holderbank Financiere Glaris AG -- BUILDING
                MATERIALS..................................       400,197         636,208
       280    Nestle S.A. Registered -- FOOD...............       292,398         599,209
       240    SIG Schweizerische Industrie-Gesellschaft
                Holding AG -- MACHINERY....................       146,200         195,411
                                                              ------------    ------------
                                                                2,011,598       2,815,494
                                                              ------------    ------------
              UNITED KINGDOM-7.02%
    89,500    Aegis Group plc -- MEDIA.....................       121,651         144,104
    14,911    Bass plc -- BEVERAGE.........................       197,252         278,645
    92,881    BTR plc -- MISCELLANEOUS.....................       265,434         263,840
    12,100    Burmah Castrol plc -- OIL-CRUDE PETROLEUM AND
                GAS........................................       199,890         216,626
    12,150    Danka Business Systems plc ADR -- BUSINESS
                SERVICES AND SUPPLIES......................       198,696         143,522
    36,232    English China Clays plc -- MINERALS..........       153,276         125,138
    42,000    Imperial Tobacco Group plc -- TOBACCO........       264,801         308,689
    50,000    Matthews (Bernard) plc -- FOOD...............        74,479          98,024
    24,200    Peninsular & Orient Steam Navigation -- SHIP
                BUILDING, SHIPPING.........................       273,443         349,065
    33,800    Premier Farnell plc -- ELECTRONIC
                COMPONENTS.................................       257,505         172,006
    32,867    Reckitt & Colman plc -- HOUSEHOLD PRODUCTS...       368,722         627,344
    38,600    Royal & Sun Alliance Insurance Group
                plc -- INSURANCE...........................       331,004         393,831
    15,969    Southern Electric
                plc -- UTILITIES-ELECTRIC..................        86,853         147,476
    48,700    Wolseley plc -- BUILDING MATERIALS...........       345,728         288,662
   110,850    WPP Group plc -- ADVERTISING-PUBLIC
                RELATIONS..................................       431,435         729,640
                                                              ------------    ------------
                                                                3,570,169       4,286,612
                                                              ------------    ------------
              UNITED STATES-22.07%
     8,600    Albertson's, Inc. -- RETAIL-GROCERY..........       299,495         445,588
     4,200    Aluminum Company of
                America -- METALS-FABRICATING..............       211,484         276,937
    29,400    American Stores Co. -- FOOD..................       723,781         711,112
     3,000    Beazer Homes USA, Inc. (a) -- MANUFACTURED
                HOMES......................................        43,950          77,812
    13,500    BJ's Wholesale Club, Inc.
                (a) -- RETAIL-MISCELLANEOUS................       240,005         548,438

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                    Cost (b)(f)     Value (c)(f)
   --------                                                   ------------    ------------
     7,900    Borg-Warner Automotive, Inc. -- CONSUMER
                CYCLICAL...................................   $   338,112     $   379,694
    35,110    Cadiz Land Co., Inc. (a) -- LAND
                DEVELOPMENT................................       302,647         405,959
     5,600    Chase Manhattan Corp. -- BANKS...............       374,662         422,800
    26,330    Comsat Corp. -- TELECOMMUNICATIONS...........       499,024         745,468
    27,150    Data General Corp.
                (a) -- COMPUTER-SOFTWARE...................       385,841         405,553
    18,300    Egghead, Inc. (a) -- RETAIL-SPECIALTY........       163,751         154,406
    18,200    Enhance Financial Services Group,
                Inc. -- INSURANCE..........................       203,568         614,250
     9,750    Finova Group, Inc. -- FINANCE SERVICES.......       205,318         552,094
     3,300    General Signal Corp. -- ELECTRICAL
                EQUIPMENT..................................       149,405         118,800
    13,000    GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
                EQUIPMENT..................................        73,818         256,750
     5,600    Georgia-Pac (Georgia-Pac GP) -- FOREST
                PRODUCTS...................................       320,108         330,050
     2,850    Georgia-Pacific (Timber Grp) -- FOREST
                PRODUCTS...................................        46,747          65,728
     7,800    Goodrich (B.F.) Co. -- CHEMICALS-SPECIALTY...       335,915         387,075
    15,500    Homebase, Inc. (a) -- RETAIL-MISCELLANEOUS...        75,381         123,031
    25,900    Houghton Mifflin Co. -- PUBLISHING...........       643,633         822,325
     7,200    IBP, Inc. -- FOOD............................       167,646         130,500
    39,300    Intelidata Technologies Corp.
                (a) -- TELECOMMUNICATIONS..................       311,431          38,072
     5,900    MBIA, Inc. -- INSURANCE......................       232,045         441,762
     6,300    Mellon Bank Corp. -- BANKS...................       134,470         438,637
     7,953    NCR Corp. -- COMPUTER-COMMUNICATIONS
                EQUIPMENT..................................       235,095         258,472
     8,960    Noble Drilling Corp. (a) -- OIL-OFFSHORE
                DRILLING...................................       256,745         215,600
    11,180    Ocean Energy, Inc. -- OIL-CRUDE PETROLEUM AND
                GAS........................................       253,029         218,709
    19,000    Penncorp Financial Group, Inc. -- FINANCE
                SERVICES...................................       626,598         389,500
    14,800    Pharmacia and UpJohn, Inc. -- DRUGS..........       501,873         682,650
    27,600    Philip Morris Companies, Inc. -- TOBACCO.....     1,041,905       1,086,750
     3,600    Tecumseh Products Co. Class A -- MACHINERY...       193,800         190,125
     8,000    Tenneco, Inc. -- AUTOMOBILE AND MOTOR VEHICLE
                PARTS......................................       353,119         304,500
    12,050    Tupperware Corp. (a) -- HOUSEHOLD PRODUCTS...       316,560         338,906
     5,500    Unicom Corp. -- UTILITIES-ELECTRIC...........       203,251         192,844
     5,400    United Dominion Industries
                Ltd. -- MACHINERY..........................       135,070         180,225
    19,400    UST Corp. -- BANKS...........................       290,001         514,100
    15,200    WorldCorp, Inc. (a) -- AIRLINES..............       138,291           4,750
                                                              ------------    ------------
                                                               11,027,574      13,469,972
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $26,045,571     $34,115,783
                                                              ------------    ------------
                                                              ------------    ------------

PREFERRED STOCKS-0.28%

--------------------------------------------------------------------------------
                                                                              Market
   Shares                                                  Cost (b)(f)     Value (c)(f)
   -----                                                   ------------    ------------
           GERMANY-0.28%
    250    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....   $    53,169     $   170,360
                                                           ------------    ------------

CORPORATE BONDS-INVESTMENT GRADE-22.14%

--------------------------------------------------------------------------------
                                                                      Standard
      Principal                                                       & Poor's                         Market
       Amount                                                          Rating       Cost (b)(f)     Value (c)(f)
   ---------------                                                  -------------   ------------    ------------
                     AUSTRALIA-1.40%
   $       400,000   Australian Government (Australian Dollar),
                       10.00% 2-15-2006...........................          AAA     $   339,607     $   315,426
           600,000   Australian Government (Australian Dollar),
                       12.00% 11-15-2001..........................          AAA         421,411         447,377
           120,000   Australian Government (Australian Dollar),
                       8.75% 8-15-2008............................          AAA          98,360          92,140
                                                                                    ------------    ------------
                                                                                        859,378         854,943
                                                                                    ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30,1998 (Unaudited)

CORPORATE BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                      Standard
      Principal                                                       & Poor's                         Market
       Amount                                                          Rating       Cost (b)(f)     Value (c)(f)
   ---------------                                                  -------------   ------------    ------------
                     CANADA-1.62%
   $       180,000   Canadian Government (Canadian Dollar), 8.00%
                       6-1-2023...................................          AAA     $   163,635     $   163,219
         1,010,000   Canadian Government (Canadian Dollar), 8.75%
                       12-1-2005..................................          AAA         846,698         827,896
                                                                                    ------------    ------------
                                                                                      1,010,333         991,115
                                                                                    ------------    ------------
                     DENMARK-1.84%
         3,650,000   Kingdom of Denmark (Danish Krone), 7.00%
                       12-15-2004.................................          AAA         593,584         594,495
           600,000   Kingdom of Denmark (Danish Krone), 8.00%
                       11-15-2001.................................          AAA         105,928          96,632
         2,700,000   Kingdom of Denmark (Danish Krone), 9.00%
                       11-15-2000.................................          AAA         437,227         432,577
                                                                                    ------------    ------------
                                                                                      1,136,739       1,123,704
                                                                                    ------------    ------------
                     GERMANY-8.22%
         1,700,000   Bundesrepublik Deutschland (German
                       Deutschemark), 6.00% 5-21-2001.............           NR       1,026,727       1,023,402
         1,300,000   Bundesrepublik Deutschland (German
                       Deutschemark), 8.375% 5-21-2001............         Aaa*         813,187         801,321
         1,550,000   German Government (German Deutschemark),
                       6.25% 1-4-2024.............................         Aaa*         944,572         965,556
           900,000   German Government (German Deutschemark),
                       6.50% 7-15-2003............................         Aaa*         562,570         544,135
           980,000   German Unity Fund (German Deutschemark),
                       8.00% 1-21-2002............................           NR         710,330         608,176
         1,750,000   Germany Bundesrepublik (German Deutschemark),
                       6.50% 10-14-2005...........................           NR       1,062,947       1,076,953
                                                                                    ------------    ------------
                                                                                      5,120,333       5,019,543
                                                                                    ------------    ------------
                     ITALY-2.56%
       790,000,000   Italian Government (Italian Lira), 10.00%
                       8-1-2003...................................          AAA         526,315         549,717
     1,400,000,000   Italian Government BTP (Italian Lira), 9.50%
                       Bond 2-1-2006..............................          AAA         961,807       1,015,331
                                                                                    ------------    ------------
                                                                                      1,488,122       1,565,048
                                                                                    ------------    ------------
                     JAPAN-1.17%
        27,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 4.75% 12-20-2004...........          AAA         238,713         238,048
        56,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................          AAA         608,670         474,987
                                                                                    ------------    ------------
                                                                                        847,383         713,035
                                                                                    ------------    ------------
                     MALAYSIA-0.15%
           100,000   Petroliam Nasional Berhd (U.S. Dollar),
                       7.125% Note 10-18-2006 (e).................           A-          93,710          88,027
                                                                                    ------------    ------------
                     SWEDEN-1.89%
         4,500,000   Swedish Government (Swedish Krona), 6.00%
                       2-9-2005...................................         Aa1*         590,151         602,153
         3,300,000   Swedish Government (Swedish Krona), 9.00%
                       4-20-2009..................................         Aa1*         523,353         549,143
                                                                                    ------------    ------------
                                                                                      1,113,504       1,151,296
                                                                                    ------------    ------------
                     UNITED KINGDOM-2.96%
           920,000   United Kingdom Treasury (British Pound),
                       8.50% 7-16-2007............................         Aaa*       1,768,352       1,803,648
                                                                                    ------------    ------------
                     UNITED STATES-0.33%
           100,000   Met Life Insurance, 7.45% Note 11-1-2023
                       (e)........................................           A+         101,379         100,325
           100,000   Nationwide Mutual Insurance, 7.50% Note
                       2-15-2024 (e)..............................           A+         101,949         102,688
                                                                                    ------------    ------------
                                                                                        203,328         203,013
                                                                                    ------------    ------------
                     TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $13,641,182     $13,513,372
                                                                                    ------------    ------------
                                                                                    ------------    ------------

U.S. GOVERNMENT SECURITIES-14.46%

--------------------------------------------------------------------------------
    Principal                                                                        Market
      Amount                                                      Cost (b)(f)     Value (c)(f)
   ------------                                                   ------------    ------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-1.28%
                  NOTES:
   $50,000,000    2.00% 1999 (Japanese Yen)....................   $   354,557     $   367,700
       400,000    6.375% 2007..................................       258,070         255,293
       250,000    6.50% 2002...................................       184,719         160,274
                                                                  ------------    ------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................       797,346         783,267
                                                                  ------------    ------------

--------------------------------------------------------------------------------

    Principal                                                                        Market
      Amount                                                      Cost (b)(f)     Value (c)(f)
   ------------                                                   ------------    ------------
                  U.S. TREASURY SECURITIES-13.18%
                  BONDS:
   $   900,000    6.25% 2023...................................   $   945,318     $   963,282
       850,000    8.125% 2019..................................     1,052,717       1,097,031
                                                                  ------------    ------------
                                                                    1,998,035       2,060,313
                                                                  ------------    ------------
                  NOTES:
       700,000    3.625% 2008..................................       695,717         692,125
       350,000    5.625% 2001..................................       342,454         350,875
     1,600,000    5.75% 2003...................................     1,534,535       1,617,000
       900,000    7.25% 2004...................................       936,701         976,500
       850,000    7.50% 2005...................................       933,991         941,110
     1,250,000    7.875% 2004..................................     1,351,211       1,403,906
                                                                  ------------    ------------
                                                                    5,794,609       5,981,516
                                                                  ------------    ------------
                  TOTAL U.S. TREASURY SECURITIES...............     7,792,644       8,091,829
                                                                  ------------    ------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............     8,589,990       8,825,096
                                                                  ------------    ------------
                                                                  ------------    ------------
                  TOTAL LONG-TERM INVESTMENTS..................   $48,329,912     $56,624,611
                                                                  ------------    ------------
                                                                  ------------    ------------

SHORT-TERM INVESTMENTS-5.33%

--------------------------------------------------------------------------------
     Principal                                                        Market
      Amount                                                       Value (c)(f)
   -------------                                                   ------------
                   BANKS-5.33%
   $ 157,712,022   Sumitomo Bank Tokyo Time Deposit (Japanese
                     Yen), 0.46% 7-2-1998.......................   $ 1,136,377
       2,115,656   U.S. Bank N.A. Money Market Variable Rate
                     Time Deposit, Current rate -- 5.42%........     2,115,656
                                                                   ------------
                   TOTAL SHORT-TERM INVESTMENTS.................     3,252,033
                                                                   ------------
                                                                   ------------
                   TOTAL INVESTMENTS IN SECURITIES (COST:
                     $51,562,192) (b)...........................   $59,876,644
                                                                   ------------
                                                                   ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $51,562,192 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $10,108,721
Unrealized depreciation.....................................   (1,794,269)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 8,314,452
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities.

                 PERIOD
                ACQUIRED                  SHARES/PAR                  SECURITY                      COST BASIS
------------------------------------------------------------------------------------------------------------------
1998                                      $ 100,000   Met Life Insurance, 7.45% 11-1-2023           $  101,379
1998                                        100,000   Nationwide Mutual Insurance, 7.50%               101,949
                                                        2-15-2024
1998                                        100,000   Petroliam Nasional Berhd, 7.125%                  93,710
                                                        10-18-2006

The aggregate value of these securities at June 30, 1998, was $291,040, which represents .48% of total net assets.

 (f) Cost and market value are stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-59.78%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-0.75%
      67,600   Interpublic Group of Companies, Inc.            $   3,196,787    $   4,102,475
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-0.58%
         500   Highwaymaster Communications, Inc. (Warrants)
                 (a)(e).....................................           9,093            3,750
      46,000   Magna International, Inc. Class A............       2,185,416        3,156,750
                                                               -------------    -------------
                                                                   2,194,509        3,160,500
                                                               -------------    -------------
               BANKS-1.96%
      58,300   Banc One Corp................................       2,049,927        3,253,869
      67,000   Mellon Bank Corp.............................       4,502,735        4,664,875
      73,000   Norwest Corp.................................       2,700,804        2,728,375
                                                               -------------    -------------
                                                                   9,253,466       10,647,119
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-1.01%
      84,000   Amgen, Inc. (a)..............................       4,837,813        5,491,500
                                                               -------------    -------------
               BROADCASTING-0.55%
      51,000   Viacom, Inc. Class B (a).....................       2,265,723        2,970,750
                                                               -------------    -------------
               BUILDING MATERIALS-1.08%
     135,000   Dal-Tile International, Inc. (a).............       1,147,500        1,324,687
      75,000   Masco Corp...................................       4,035,463        4,537,500
                                                               -------------    -------------
                                                                   5,182,963        5,862,187
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-2.09%
      55,000   Cognizant Corp...............................       2,362,225        3,465,000
     139,950   Fiserv, Inc. (a).............................       3,711,764        5,943,502
      45,000   Ingram Micro, Inc. Class A (a)...............         893,400        1,991,250
                                                               -------------    -------------
                                                                   6,967,389       11,399,752
                                                               -------------    -------------
               CHEMICALS-0.88%
      86,000   Monsanto Co..................................       3,665,635        4,805,250
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-1.74%
      27,000   Ascend Communications, Inc. (a)..............       1,239,437        1,338,187
      38,000   Cisco Systems, Inc. (a)......................         300,703        3,498,375
     165,000   Unisys Corp. (a).............................       3,893,389        4,661,250
                                                               -------------    -------------
                                                                   5,433,529        9,497,812
                                                               -------------    -------------
               COMPUTER-SOFTWARE-4.69%
      40,000   America Online, Inc. (a).....................       1,990,221        4,240,000
      52,800   Computer Sciences Corp. (a)..................       2,544,012        3,379,200
      36,000   EMC Corp. (a)................................       1,265,400        1,613,250
      75,000   Microsoft Corp. (a)..........................       2,318,035        8,128,125
     135,700   Novell, Inc. (a).............................       1,797,604        1,730,175
     133,000   Sterling Commerce, Inc. (a)..................       2,319,294        6,450,500
                                                               -------------    -------------
                                                                  12,234,566       25,541,250
                                                               -------------    -------------
               DRUGS-4.32%
      74,000   Abbott Laboratories..........................       1,681,465        3,024,750
      88,000   Forest Laboratories, Inc. (a)................       1,602,562        3,146,000
      60,000   Lilly (Eli) & Co., Inc.......................       1,915,257        3,963,750
     133,000   Mylan Laboratories, Inc......................       2,422,610        3,998,312
     135,000   Warner-Lambert Co............................       5,358,265        9,365,625
                                                               -------------    -------------
                                                                  12,980,159       23,498,437
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ELECTRICAL EQUIPMENT-0.87%
      52,000   General Electric Co..........................   $   2,339,305    $   4,732,000
                                                               -------------    -------------
               ELECTRONIC-COMMUNICATION SECURITY-0.57%
      96,000   Bay Networks, Inc. (a).......................       2,968,147        3,096,000
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.44%
      46,000   Motorola, Inc................................       2,629,914        2,417,875
                                                               -------------    -------------
               FINANCE SERVICES-3.25%
      53,000   American Express Co..........................       5,196,149        6,042,000
      95,000   Fannie Mae...................................       2,957,225        5,771,250
      90,000   MBNA Corp....................................       1,155,859        2,970,000
      51,000   MGIC Investment Corp.........................       1,724,992        2,910,187
                                                               -------------    -------------
                                                                  11,034,225       17,693,437
                                                               -------------    -------------
               FOOD-1.99%
      80,000   Archer-Daniels-Midland Co....................       1,694,800        1,550,000
     135,000   Groupe Danone ADR............................       4,185,000        7,425,000
      52,000   Nabisco Holdings Corp. Class A...............       2,485,639        1,875,250
                                                               -------------    -------------
                                                                   8,365,439       10,850,250
                                                               -------------    -------------
               HEALTH CARE SERVICES-0.67%
      39,000   Cardinal Health, Inc.........................       1,848,080        3,656,250
                                                               -------------    -------------
               HOTEL AND GAMING-0.84%
      72,500   Mirage Resorts, Inc. (a).....................         826,500        1,545,156
      67,000   Sun International Hotels Ltd. (a)............       3,206,317        3,048,500
                                                               -------------    -------------
                                                                   4,032,817        4,593,656
                                                               -------------    -------------
               HOUSEHOLD PRODUCTS-0.30%
      18,000   Procter & Gamble Co..........................       1,614,780        1,639,125
                                                               -------------    -------------
               INSURANCE-3.35%
      75,200   American International Group, Inc............       5,256,265       10,979,200
     127,400   Hartford Life, Inc. Class A..................       4,363,467        7,253,838
                                                               -------------    -------------
                                                                   9,619,732       18,233,038
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-0.23%
     123,300   Royal Olympic Cruise Lines, Inc. (a).........       1,888,801        1,233,000
                                                               -------------    -------------
               MACHINERY-0.51%
      80,000   McDermott International, Inc.................       3,195,497        2,755,000
                                                               -------------    -------------
               MACHINERY-TOOLS-0.18%
      27,000   Danaher Corp.................................         971,740          990,563
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-1.16%
      99,400   Medtronic, Inc. (with rights)................       2,020,745        6,336,750
                                                               -------------    -------------
               NATURAL GAS TRANSMISSIONS-1.14%
      62,000   Enron Corp...................................       3,145,285        3,351,875
      84,000   Williams Companies, Inc......................       2,060,232        2,835,000
                                                               -------------    -------------
                                                                   5,205,517        6,186,875
                                                               -------------    -------------
               OFFICE EQUIPMENT AND SUPPLIES-0.26%
      50,000   Compaq Computer Corp.........................       1,628,000        1,418,750
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-2.58%
     105,000   Camco International, Inc.....................       5,817,132        8,176,875
      86,000   Schlumberger Ltd.............................       3,979,114        5,874,875
                                                               -------------    -------------
                                                                   9,796,246       14,051,750
                                                               -------------    -------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-1.99%
      54,000   Exxon Corp...................................   $   3,942,007    $   3,850,875
     100,400   Nuevo Energy Co. (a).........................       3,991,559        3,225,350
     217,000   Santa Fe Energy Resources, Inc. (a)..........       1,949,146        2,332,750
      40,000   Triton Energy Ltd. (a).......................       1,613,644        1,427,500
                                                               -------------    -------------
                                                                  11,496,356       10,836,475
                                                               -------------    -------------
               PAPER-0.75%
     150,000   St. Joe Corp.................................       5,100,000        4,106,250
                                                               -------------    -------------
               PERSONAL SERVICES-0.29%
      37,000   Service Corp. International..................       1,426,010        1,586,375
                                                               -------------    -------------
               PUBLISHING-2.13%
      53,300   New York Times Co............................       3,760,848        4,224,025
      86,000   Time Warner, Inc.............................       4,513,824        7,347,625
                                                               -------------    -------------
                                                                   8,274,672       11,571,650
                                                               -------------    -------------
               RAILROAD AND RAILROAD EQUIPMENT-0.14%
     112,500   Tranz Rail Holdings Ltd. ADR.................       2,025,000          745,313
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-0.78%
      61,200   McDonald's Corp..............................       3,697,131        4,222,800
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-2.38%
     150,000   Kohl's Corp. (a).............................       1,464,971        7,781,250
      85,000   Wal-Mart Stores, Inc.........................       4,449,725        5,163,750
                                                               -------------    -------------
                                                                   5,914,696       12,945,000
                                                               -------------    -------------
               RETAIL-MISCELLANEOUS-1.64%
     270,000   Kmart Corp. (a)..............................       4,237,234        5,197,500
      77,500   Tiffany & Co.................................       3,798,317        3,720,000
                                                               -------------    -------------
                                                                   8,035,551        8,917,500
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               RETAIL-SPECIALTY-2.91%
      45,900   AutoZone, Inc. (a)...........................   $   1,603,257    $   1,465,931
     120,000   Costco Companies, Inc. (a)...................       1,946,859        7,567,500
      82,000   Home Depot, Inc..............................       2,771,544        6,811,125
                                                               -------------    -------------
                                                                   6,321,660       15,844,556
                                                               -------------    -------------
               RETAIL-VARIETY AND VARIETY MAIL ORDER-0.71%
      92,900   Walgreen Co..................................       3,034,504        3,837,931
                                                               -------------    -------------
               TELECOMMUNICATIONS-0.02%
       1,000   Hyperion Telecom (Warrants) (a)(e)...........           4,022          100,000
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-0.33%
      25,000   Tellabs, Inc. (a)............................         505,150        1,790,625
                                                               -------------    -------------
               TELEPHONE SERVICES-3.57%
     103,200   AirTouch Communications, Inc. (a)............       2,813,833        6,030,750
     120,100   Frontier Corp................................       2,973,906        3,783,150
      61,000   MCI Communications Corp......................       2,461,875        3,545,625
     126,000   WorldCom, Inc. (a)...........................       1,721,974        6,103,125
                                                               -------------    -------------
                                                                   9,971,588       19,462,650
                                                               -------------    -------------
               TOBACCO-0.95%
     132,000   Philip Morris Companies, Inc.................       4,750,716        5,197,500
                                                               -------------    -------------
               TOYS-0.64%
      82,000   Mattel, Inc..................................       1,586,023        3,469,625
                                                               -------------    -------------
               UTILITIES-ELECTRIC-2.00%
     135,000   AES Corp. (a)................................       3,435,481        7,095,938
     176,000   Endesa S.A. ADR..............................       3,963,168        3,806,000
                                                               -------------    -------------
                                                                   7,398,649       10,901,938
                                                               -------------    -------------
               WASTE DISPOSAL-0.56%
      62,000   USA Waste Services, Inc. (a).................       2,286,796        3,061,250
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 219,200,048    $ 325,458,789
                                                               -------------    -------------
                                                               -------------    -------------

ASSET BACKED SECURITIES-7.97%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 COMMERCIAL LOANS-4.09%
   $1,715,756    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (e)..........          AAA     $   1,728,381    $   1,782,893
    2,500,000    First Union Lehman Brothers Commercial
                   Mortgage, 7.30% Ser 1997-C1 Class A2
                   12-18-2006.................................         Aaa*         2,524,061        2,653,750
    2,510,000    GMAC Commercial Mortgage Securities, Inc.,
                   7.09% Ser 1997-C1 Class E 12-15-2010.......            A         2,522,004        2,539,216
    2,517,080    GS Mortgage Securities Corp. II Protective
                   Life, 7.02% Ser 1996-PL Class A1
                   3-1-2026...................................         Aaa*         2,475,349        2,583,354
    1,192,599    J.P. Morgan Commercial Mortgage Finance
                   Corp., 6.47% Ser 1996-C2 Class A
                   11-25-2027.................................          AAA         1,201,039        1,204,692
      860,000    J.P. Morgan Commercial Mortgage Finance
                   Corp., 7.47% Ser 1997-C4 Class B
                   12-26-2028.................................         Aa2*           866,376          917,244
    1,152,716    Merrill Lynch Mortgage Investors, Inc., 6.76%
                   Variable Rate Ser 1995-C3 Class A1
                   12-26-2025.................................          AAA         1,163,866        1,175,402
      682,447    Merrill Lynch Mortgage Investors, Inc., 6.82%
                   Variable Rate Ser 1995-C2 Class A1
                   6-15-2021..................................         Aaa*           692,388          697,646
    1,600,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996-C1 Class B 4-25-2028..............           AA         1,602,453        1,692,880
    1,200,000    Midland Realty Acceptance Corp., 7.76% Ser
                   1996-C1 Class B 7-25-2008..................           AA         1,210,818        1,292,250
    1,000,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MC1 Class B 2-15-2006.................          AA+         1,008,766        1,086,010
    1,870,000    Nationslink Funding Corp., 7.52% Ser 1996-1
                   Class A2 7-20-2005.........................          AAA         1,871,938        1,981,041
    2,534,180    Nationslink Funding Corp., 7.53% Ser 1996-1
                   Class A1 9-20-2002.........................          AAA         2,544,539        2,648,649
                                                                                -------------    -------------
                                                                                   21,411,978       22,255,027
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

ASSET BACKED SECURITIES-CONTINUED
--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 HOUSING-0.71%
   $  830,447    Green Tree, Recreational, Equipment &
                   Consumer Trust, 6.71% Ser 1998-A Class A1H
                   5-15-2029..................................          AAA     $     826,953    $     832,523
      500,000    Money Store (The) Home Improvement Trust,
                   7.41% Ser 1997-1 Class M1 5-15-2017........           AA           501,985          521,957
    2,500,000    Money Store (The) Residential Trust, 7.09%
                   1997-I-M1 7-15-2016........................           AA         2,499,617        2,521,875
                                                                                -------------    -------------
                                                                                    3,828,555        3,876,355
                                                                                -------------    -------------
                 MANUFACTURED HOMES-1.07%
    1,500,000    Green Tree Financial Corp., 7.54% Ser 1997-2
                   Class M1 4-15-2028.........................         Aa3*         1,542,767        1,572,656
    4,000,000    Green Tree Financial Corp., 7.65% Ser 1994-1
                   Class A5 4-15-2019.........................         Aa2*         4,070,313        4,231,400
                                                                                -------------    -------------
                                                                                    5,613,080        5,804,056
                                                                                -------------    -------------
                 MISCELLANEOUS-0.06%
      349,518    Fifth Third Auto Grantor Trust, 6.70% Ser
                   1996-B Class B 3-15-2002...................            A           349,342          351,692
                                                                                -------------    -------------
                 MULTI-FAMILY LOANS-1.61%
    1,500,000    DLJ Mortgage Acceptance Corp., 7.14%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1997-CF2 Class B1 10-15-2007 (e)...........          BBB         1,514,453        1,520,156
    4,851,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-MF4 Class A2 4-18-2001................            A         4,910,483        5,006,135
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-MF12 Class B1 9-18-2003...............           NR         1,473,750        1,553,955
      846,172    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.76% Ser 1996-1 Class
                   A Principal Only 1-1-2033 (f)(h)...........        Baa3*           635,366          670,856
                                                                                -------------    -------------
                                                                                    8,534,052        8,751,102
                                                                                -------------    -------------
                 WHOLE LOAN RESIDENTIAL-0.43%
    1,402,363    Blackrock Capital Funding L.L.C., 7.75%
                   97-R1-Cl Class A1 3-1-2027 (e).............         Aaa*         1,415,143        1,415,948
      923,825    Mid-State Trust, 7.54% Ser 6 Class A3
                   7-1-2035...................................           AA           923,250          956,759
                                                                                -------------    -------------
                                                                                    2,338,393        2,372,707
                                                                                -------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                  $  42,075,400    $  43,410,939
                                                                                -------------    -------------
                                                                                -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-6.68%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AEROSPACE AND EQUIPMENT-0.31%
   $1,500,000    Lockheed Martin Corp., 7.65% Deb 5-1-2016....         BBB+     $   1,508,447    $   1,669,996
                                                                                -------------    -------------
                 AIR FREIGHT-0.30%
    1,487,260    Federal Express Corp., 7.50% 1997-A Pass Thru
                   Certificate 1-15-2018......................          AAA         1,487,260        1,622,913
                                                                                -------------    -------------
                 BANKS-0.84%
    1,500,000    Bank Austria AG, 7.25% Sub Note 2-15-2017
                   (f)........................................          AAA         1,497,244        1,637,898
    1,350,000    CoreStates Capital Corp., 6.75% Medium Term
                   Note 11-15-2006............................            A         1,359,480        1,401,901
    1,500,000    St. Paul Bancorp, Inc., 7.125% Sr Note
                   2-15-2004..................................         BBB-         1,494,170        1,546,570
                                                                                -------------    -------------
                                                                                    4,350,894        4,586,369
                                                                                -------------    -------------
                 BROKERAGE AND INVESTMENT-0.72%
    1,500,000    Bear Stearns Capital Trust I, 7.00% Variable
                   Rate Bond 1-15-2027........................          BBB         1,499,143        1,529,854
    2,250,000    Lehman Brothers Holdings, 7.375% Sr Note
                   5-15-2004..................................            A         2,242,280        2,366,485
                                                                                -------------    -------------
                                                                                    3,741,423        3,896,339
                                                                                -------------    -------------
                 CHEMICALS-0.29%
    1,500,000    Lyondell Petrochemical, 7.55% Deb
                   2-15-2026..................................         BBB-         1,414,029        1,594,506
                                                                                -------------    -------------
                 CONSUMER FINANCE-0.18%
    1,000,000    Beneficial Corp., 6.33% Medium Term Note
                   12-18-2000.................................            A           993,397        1,004,974
                                                                                -------------    -------------

--------------------------------------------------------------------------------

                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 ELECTRONIC-MISCELLANEOUS-0.09%
   $  500,000    Sony Corp., 6.125% Bond 3-4-2003.............           A+     $     498,999    $     501,058
                                                                                -------------    -------------
                 ENERGY-0.16%
      750,000    NGC Corp. Capital Trust, 8.32% 6-1-2027......          BBB           750,000          877,921
                                                                                -------------    -------------
                 FINANCE COMPANIES-0.23%
    1,250,000    Homeside Lending, Inc., 6.875% Medium Term
                   Note 6-30-2002.............................           A+         1,249,659        1,278,993
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT-0.19%
    1,000,000    Poland (Republic of), 7.125% Yankee Bond
                   7-1-2004...................................         BBB-           995,489        1,028,750
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT AGENCIES-0.24%
    1,250,000    Quebec (Province of), 7.50% Yankee Bond
                   7-15-2002..................................           A+         1,282,627        1,311,413
                                                                                -------------    -------------
                 FOREST PRODUCTS-0.19%
    1,000,000    Fort James Corp., 6.50% Sr Note 9-15-2002....         BBB-           998,942        1,009,837
                                                                                -------------    -------------
                 HOUSING-0.23%
    1,250,000    Masco Corp., 6.625% 4-15-2018................           A-         1,248,246        1,266,595
                                                                                -------------    -------------
                 INDUSTRIAL-0.23%
    1,250,000    Tyco International Group, 6.375% 6-15-2005...           A-         1,244,922        1,252,363
                                                                                -------------    -------------
                 MEDIA-0.15%
      750,000    Belo (A.H.) Corp., 7.25% Note 9-15-2027......         BBB-           745,608          811,001
                                                                                -------------    -------------
                 MISCELLANEOUS-0.05%
      195,000    New York (City of), 10.00% General Obligation
                   Ser D 8-1-2005.............................         BBB+           192,785          218,020
       55,000    New York (City of), 10.00% General Obligation
                   Taxable Bond Ser D 8-1-2005
                   (Prerefunded 8-1-2001 @103)................         BBB+            54,375           62,488
                                                                                -------------    -------------
                                                                                      247,160          280,508
                                                                                -------------    -------------
                 NATURAL GAS TRANSMISSIONS-0.35%
    1,250,000    Tennessee Gas Pipeline, 7.50% Bond
                   4-1-2017...................................          BBB         1,230,601        1,364,996
      500,000    Trans-Canada Pipelines Ltd., 7.06% Note
                   10-14-2025.................................           A-           500,000          524,579
                                                                                -------------    -------------
                                                                                    1,730,601        1,889,575
                                                                                -------------    -------------
                 OIL-CRUDE PETROLEUM AND GAS-0.19%
    1,000,000    Saga Petroleum ASA, 7.25% Yankee Bond
                   9-23-2027..................................         BBB+           990,065        1,035,002
                                                                                -------------    -------------
                 OIL-EQUIPMENT WELLS AND SERVICES-0.19%
    1,000,000    Petroleum Geo-Services, 7.125% Sr Note
                   3-30-2028..................................          BBB           997,107        1,033,281
                                                                                -------------    -------------
                 RAILROAD AND RAILROAD EQUIPMENT-0.10%
      500,000    CSX Corp., 7.90% Deb 5-1-2017................          BBB           499,717          570,174
                                                                                -------------    -------------
                 REAL ESTATE-INVESTMENT TRUST-0.29%
    1,500,000    Meditrust, 7.82% Note 9-10-2026..............         BBB-         1,569,564        1,558,350
                                                                                -------------    -------------
                 SUPRANATIONAL-0.24%
    1,250,000    Corp Andina de Fomento, 7.10% Yankee Bond
                   2-1-2003...................................         BBB+         1,249,416        1,282,129
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-0.25%
    1,250,000    360 Communications Co., 7.50% Sr Note
                   3-1-2006...................................            A         1,247,606        1,339,348
                                                                                -------------    -------------
                 TELEPHONE SERVICES-0.38%
    1,000,000    Century Telephone Enterprises, Inc., 6.15%
                   1-15-2005..................................         BBB+           998,562          985,016
    1,000,000    GTE Corp., 7.51% Note 4-1-2009...............            A           992,428        1,090,092
                                                                                -------------    -------------
                                                                                    1,990,990        2,075,108
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC-0.29%
    1,500,000    Texas Utilities Electric Capital V, 8.175%
                   1-30-2037..................................          BBB         1,500,000        1,599,078
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                  $  34,532,168    $  36,375,581
                                                                                -------------    -------------
                                                                                -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

CORPORATE BONDS-NON-INVESTMENT GRADE-5.35%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-0.07%
   $  500,000    Highwaymaster, Inc., 13.75% Sr Note 9-15-2005
                   (e)........................................           NR     $     519,725    $     375,000
                                                                                -------------    -------------
                 BROADCASTING-0.20%
    1,000,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                   Sub Note 9-30-2005.........................            B         1,000,000        1,072,500
                                                                                -------------    -------------
                 CABLE TELEVISION-0.97%
    1,000,000    Adelphia Communications, Inc., 8.375% Sr Note
                   2-1-2008...................................            B         1,007,356          995,000
    1,000,000    Adelphia Communications, Inc., 9.25% Sr Note
                   10-1-2002..................................          B2*         1,018,244        1,037,500
    1,008,177    Australis Media Ltd., 16.20% Sr Sub Disc Note
                   5-15-2003 (Zero coupon through 5-15-2000,
                   thereafter 15.75%) (a)(e)(g)...............            D           802,731           50,409
    1,000,000    CSC Holdings, Inc., 10.50% 5-15-2016.........          BB-         1,014,585        1,167,500
      750,000    CSC Holdings, Inc., 8.125% Sr Deb
                   8-15-2009..................................          BB+           770,888          800,625
    1,000,000    Lenfest Communications, 8.25% Sr Note
                   2-15-2008 (f)..............................          BB-           997,335        1,040,000
    1,000,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................         CCC+           981,045          187,500
                                                                                -------------    -------------
                                                                                    6,592,184        5,278,534
                                                                                -------------    -------------
                 COMPUTER-HARDWARE-0.21%
    1,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......          BB-         1,078,757        1,153,750
                                                                                -------------    -------------
                 ENERGY-0.32%
    1,750,000    Energy Corp. of America, 9.50% Sr Sub Note
                   5-15-2007..................................            B         1,750,000        1,715,000
                                                                                -------------    -------------
                 ENTERTAINMENT-0.19%
    1,000,000    Speedway Motorsports, Inc., 8.50% Sr Sub Deb
                   8-15-2007..................................           B+         1,008,233        1,035,000
                                                                                -------------    -------------
                 FOREIGN-GOVERNMENT-0.47%
    1,000,000    Korea (Republic of), 8.875% Sr Note
                   4-15-2008..................................          BB+           986,644          907,516
    1,750,000    Philippines (Republic of), 8.875% Sr Note
                   4-15-2008..................................          BB+         1,740,944        1,671,250
                                                                                -------------    -------------
                                                                                    2,727,588        2,578,766
                                                                                -------------    -------------
                 HOUSING-0.30%
    1,500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................          BB-         1,582,489        1,646,250
                                                                                -------------    -------------
                 RESTAURANTS AND FRANCHISING-0.19%
    1,000,000    Tricon Global Restaurant, 7.65% Sr Note
                   5-15-2008..................................           BB           997,773        1,015,742
                                                                                -------------    -------------
                 STEEL AND IRON-0.20%
    1,000,000    Weirton Steel Corp., 11.375% Sr Note
                   7-1-2004...................................            B         1,030,818        1,067,500
                                                                                -------------    -------------
                 TELECOMMUNICATIONS-1.65%
    1,000,000    Hyperion Telecommunication, 12.25% Sr Note
                   9-1-2004...................................            B         1,094,508        1,077,500
      750,000    Intermedia Communications, 8.50% Sr Note
                   1-15-2008..................................            B           750,000          750,000
    1,000,000    Iridium LLC/Capital Corp., 14.00% Sr Note
                   7-15-2005..................................           B-         1,118,642        1,112,500
      750,000    Microcell Telecommunications, Inc., 11.80%
                   Disc Note 6-1-2006 (Zero coupon until
                   12-1-2001, thereafter 14.00%) (g)..........           NR           523,805          556,875
    1,000,000    Nextel Communications, Inc., 9.58% Sr Disc
                   Note 9-15-2007 (Zero coupon until
                   9-15-2002, thereafter 10.65%) (g)..........         CCC+           661,701          672,500
      500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+           488,828          526,250
      750,000    Omnipoint Corp., 11.625% Sr Note Ser A
                   8-15-2006..................................         CCC+           741,637          789,375
    1,000,000    Phonetel Technologies, Inc., 12.00% Sr Note
                   12-15-2006.................................          CCC         1,022,058        1,000,000
    2,000,000    Rogers Cantel, Inc., 9.375% Sr Secured Deb
                   6-1-2008...................................          BB+         2,122,770        2,075,000
      500,000    Winstar Communications, Inc., 9.83% Sr Disc
                   Note 10-15-2005 (Zero coupon until
                   10-15-2000, thereafter 14.00%) (g).........         CCC+           424,977          416,250
                                                                                -------------    -------------
                                                                                    8,948,926        8,976,250
                                                                                -------------    -------------
                 TEXTILE MANUFACTURING-0.20%
    1,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                   11-15-2006.................................           B+         1,050,168        1,080,000
                                                                                -------------    -------------
                 TRANSPORTATION-0.20%
    1,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                   4-15-2007..................................           B-         1,077,650        1,110,000
                                                                                -------------    -------------
                 UTILITIES-ELECTRIC-0.18%
    1,000,000    Niagara Mohawk Power, 7.25% Sr Note
                   10-1-2002..................................          BB-           994,283          994,280
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $  30,358,594    $  29,098,572
                                                                                -------------    -------------
                                                                                -------------    -------------

U.S. GOVERNMENT SECURITIES-15.88%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.82%
                  MORTGAGE BACKED SECURITIES:
   $ 1,664,574    6.00% 2013...................................   $   1,639,819    $   1,645,839
       749,075    6.30% 2008...................................         750,061          760,311
     9,928,182    6.50% 2028...................................       9,793,663        9,884,676
     5,269,538    7.00% 2011-2028 (i)..........................       5,285,017        5,349,582
     1,980,375    7.50% 2022-2027..............................       2,044,059        2,031,108
     1,016,405    8.00% 2025...................................       1,031,810        1,051,344
        47,826    9.00% 2021...................................          47,722           50,487
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      20,592,151       20,773,347
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -
                  1.12%
                  MORTGAGE BACKED SECURITIES:
     2,717,545    7.50% 2023...................................       2,589,311        2,791,435
     3,028,155    9.00% 2022-2023..............................       3,126,570        3,240,126
        81,495    9.50% 2020...................................          81,291           87,989
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................       5,797,172        6,119,550
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES - 10.94%
                  BONDS:
    11,200,000    5.92% 2009 (g)...............................       5,732,605        5,923,792
     3,300,000    6.07% 2019 (g)...............................         946,366        1,016,862
     7,350,000    6.10% 2021 (g)...............................       1,786,565        1,936,064
       350,000    6.375% 2027..................................         371,271          384,453
                                                                  -------------    -------------
                                                                      8,836,807        9,261,171
                                                                  -------------    -------------
                  NOTES:
     1,250,000    5.50% 2000...................................       1,248,351        1,249,610
     5,100,000    5.625% 1999..................................       5,097,027        5,104,784
     8,800,000    5.75% 2000-2003..............................       8,857,035        8,874,941
     7,650,000    6.00% 1999...................................       7,643,845        7,685,863
     3,490,000    6.125% 2000-2001.............................       3,505,177        3,542,815
     1,655,000    6.25% 2002...................................       1,693,346        1,695,859
    15,535,000    6.375% 2000..................................      15,762,764       15,768,025
     5,935,000    6.625% 2007..................................       6,328,938        6,378,273
                                                                  -------------    -------------
                                                                     50,136,483       50,300,170
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      58,973,290       59,561,341
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............      85,362,613       86,454,238
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................   $ 411,528,823    $ 520,798,119
                                                                  -------------    -------------
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

SHORT-TERM INVESTMENTS-5.32%
--------------------------------------------------------------------------------

    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-3.59%
  $19,547,000     U.S. Bank N.A. Money Market Variable Rate Time
                    Deposit, Current rate -- 5.42%................   $   19,547,000
                                                                     --------------
                  DIVERSIFIED FINANCE-0.74%
    4,035,000     Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.42%.........................        4,035,000
                                                                     --------------
                  U.S. GOVERNMENT AGENCY-0.99%
    5,400,000     Federal Home Loan Mortgage Corp., 5.53%,
                    7-8-1998......................................        5,395,113
                                                                     --------------
                  TOTAL SHORT-TERM INVESTMENTS....................       28,977,113
                                                                     --------------
                                                                     --------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $440,505,936) (b).............................   $  549,775,232
                                                                     --------------
                                                                     --------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $440,508,968 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $117,767,376
Unrealized depreciation.....................................   (8,501,112)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $109,266,264
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.07% of net assets as of June 30, 1998.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

DATE ACQUIRED   SHARES/PAR                                       SECURITY                                       COST BASIS
---------------------------------------------------------------------------------------------------------------------------
1997             $1,008,177  Australis Media Ltd., 16.20% Sr Sub Disc Note 5-15-2003                             $ 802,731
                             (Zero coupon through 5-15-2000, thereafter 15.75%)
1997             1,402,363   Blackrock Capital Funding L.L.C., 7.75% 97-R1-C1 Class                              1,415,143
                             A1 3-1-2027
1997             1,500,000   DLJ Mortgage Acceptance Corp., 7.14% Multifamily Mtg                                1,514,453
                             Pass thru Certificate Ser 1997-CF2 Class B1 10-15-2007
1996             1,715,756   DLJ Mortgage Acceptance Corp., 7.28% Ser 1996-CF1                                   1,728,381
                             Class A-1A 3-13-2028
1997               500,000   Highwaymaster, Inc. 13.75% Sr Sub Note 9-15-2005                                      519,725
1997                   500   Highwaymaster Communications, Inc. (Warrants)                                           9,093
1996                 1,000   Hyperion Telecom (Warrants)                                                             4,022

The aggregate value of these securities at June 30, 1998, was $5,248,156, which represents .96% of total net assets.

 (f) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are deemed to be liquid. The aggregate value of these securities at June 30, 1998, was $3,348,754, which represents .62% of total net assets.
 (g) The interest rate disclosed for these securities represents the effective yield on the date of acquisition.
 (h) The interest rate disclosed for principal only strips represents effective yield at June 30, 1998, based upon future cash flows. This security has been identified by portfolio management as a liquid security. The aggregate value of this security at June 30, 1998, was $670,856, which represents .12% of total net assets.
 (i) The cost of securities purchased on a when-issued basis at June 30, 1998, was $3,722,741.
  * Moody's Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-90.03%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              AEROSPACE AND EQUIPMENT-2.41%
     34,342   Raytheon Co. Class A.........................   $  1,863,195    $  1,978,958
                                                              ------------    ------------
              AUTOMOBILE MANUFACTURERS-1.52%
     18,700   General Motors Corp..........................      1,137,519       1,249,394
                                                              ------------    ------------
              BANKS-10.47%
     27,900   Bank of New York Company, Inc................      1,258,745       1,693,181
     20,800   Chase Manhattan Corp.........................      1,075,677       1,570,400
     16,500   First Chicago NBD Corp.......................      1,438,480       1,462,312
     33,800   Republic New York Corp.......................      1,973,738       2,127,287
     40,300   U.S. Bancorp.................................      1,244,385       1,732,900
                                                              ------------    ------------
                                                                 6,991,025       8,586,080
                                                              ------------    ------------
              BROADCASTING-0.93%
     18,800   Comcast Corp. Special Class A................        492,664         763,162
                                                              ------------    ------------
              BUILDING MATERIALS-3.91%
     26,700   Masco Corp...................................      1,448,221       1,615,350
     39,100   Owens Corning................................      1,489,210       1,595,769
                                                              ------------    ------------
                                                                 2,937,431       3,211,119
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-1.55%
     38,200   First Data Corp..............................      1,334,610       1,272,537
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-1.43%
     29,300   Air Products and Chemicals, Inc..............      1,183,665       1,172,000
                                                              ------------    ------------
              COMPUTER-COMMUNICATIONS EQUIPMENT-2.22%
      9,100   Cisco Systems, Inc. (a)......................        593,006         837,769
     22,600   Sun Microsystems, Inc. (a)...................        954,157         981,687
                                                              ------------    ------------
                                                                 1,547,163       1,819,456
                                                              ------------    ------------
              COMPUTER-SOFTWARE-3.07%
     13,050   Computer Associates International, Inc.......        619,566         725,091
     36,900   Sterling Commerce, Inc. (a)..................      1,416,896       1,789,650
                                                              ------------    ------------
                                                                 2,036,462       2,514,741
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-2.14%
     15,600   Crown Cork & Seal Company, Inc...............        813,631         741,000
     33,660   Sonoco Products Co...........................      1,117,694       1,018,215
                                                              ------------    ------------
                                                                 1,931,325       1,759,215
                                                              ------------    ------------
              DIVERSIFIED COMPANIES-0.40%
      4,000   Minnesota Mining and Manufacturing Co.               376,441         328,750
                                                              ------------    ------------
              DRUGS-1.84%
     19,400   Abbott Laboratories..........................        711,676         792,975
      6,200   Bristol-Myers Squibb Co......................        586,790         712,612
                                                              ------------    ------------
                                                                 1,298,466       1,505,587
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-0.90%
      8,100   General Electric Co..........................        561,950         737,100
                                                              ------------    ------------
              ELECTRIC-COMPONENTS AND PARTS-0.24%
      5,700   Etec Systems, Inc. (a).......................        340,775         200,569
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-1.16%
     31,600   American Power Conversion Corp. (a)..........      1,005,092         948,000
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.36%
      9,900   Altera Corp. (a).............................        410,850         292,669
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              FINANCE SERVICES-6.34%
     29,700   BankBoston Corp..............................   $  1,368,865    $  1,652,062
     19,000   Fannie Mae...................................        952,329       1,154,250
     27,200   Finova Group, Inc............................      1,205,223       1,540,200
     17,100   Household International, Inc.................        755,896         850,725
                                                              ------------    ------------
                                                                 4,282,313       5,197,237
                                                              ------------    ------------
              FOOD-3.23%
     36,500   Archer-Daniels-Midland Co....................        820,027         707,187
     36,900   ConAgra, Inc.................................      1,155,623       1,169,269
     15,500   Dole Food Company, Inc.......................        748,314         770,156
                                                              ------------    ------------
                                                                 2,723,964       2,646,612
                                                              ------------    ------------
              FREIGHT CARRIERS-1.78%
     34,300   CNF Transportation, Inc......................      1,376,408       1,457,750
                                                              ------------    ------------
              GLASS AND GLASS PRODUCTS, POTTERY-0.33%
      7,700   Corning, Inc.................................        337,418         267,575
                                                              ------------    ------------
              HEALTH CARE SERVICES-3.41%
     52,500   Foundation Health Systems, Inc. (a)..........      1,547,498       1,384,687
     45,200   Tenet Healthcare Corp. (a)...................      1,484,341       1,412,500
                                                              ------------    ------------
                                                                 3,031,839       2,797,187
                                                              ------------    ------------
              HOTEL AND GAMING-0.86%
     18,400   Promus Hotel Corp. (with rights)(a)..........        839,933         708,400
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.11%
     19,900   Kimberly-Clark Corp..........................      1,055,044         912,912
                                                              ------------    ------------
              INSURANCE-3.06%
      6,000   American International Group, Inc............        757,023         876,000
     14,300   Hartford Financial Services Group, Inc.......      1,303,261       1,635,563
                                                              ------------    ------------
                                                                 2,060,284       2,511,563
                                                              ------------    ------------
              METALS-FABRICATING-1.77%
     29,200   Newell Co....................................      1,314,320       1,454,525
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-2.52%
     11,500   Coastal Corp.................................        699,453         802,844
     23,400   Enron Corp...................................        970,081       1,265,063
                                                              ------------    ------------
                                                                 1,669,534       2,067,907
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-0.92%
     15,600   Pitney Bowes, Inc............................        674,543         750,750
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-5.13%
     39,200   Apache Corp..................................      1,358,368       1,234,800
     32,900   Burlington Resources, Inc....................      1,458,514       1,416,756
     18,700   Chevron Corp.................................      1,429,927       1,553,269
                                                              ------------    ------------
                                                                 4,246,809       4,204,825
                                                              ------------    ------------
              OIL-OFFSHORE DRILLING-0.82%
     16,900   Diamond Offshore Drilling, Inc...............        756,164         676,000
                                                              ------------    ------------
              OIL-REFINING-0.95%
     10,000   Atlantic Richfield Co........................        771,031         781,250
                                                              ------------    ------------
              PAPER-1.27%
     23,480   Fort James Corp..............................        907,978       1,044,860
                                                              ------------    ------------
              PERSONAL SERVICES-0.87%
     16,600   Service Corp. International..................        694,705         711,725
                                                              ------------    ------------

FORTIS SERIES FUND, INC.
VALUE SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              PRECISION INSTRUMENTS-TEST, RESEARCH-1.10%
     15,000   Emerson Electric Co..........................   $    895,984    $    905,625
                                                              ------------    ------------
              PUBLISHING-1.24%
     12,500   McGraw Hill Companies, Inc...................        874,180       1,019,531
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-0.55%
      4,600   Burlington Northern Santa Fe Corp............        437,411         451,663
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-0.89%
     30,100   Manufactured Home Communities, Inc...........        795,757         726,163
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-1.12%
     17,100   Federated Department Stores, Inc. (a)........        758,524         920,194
                                                              ------------    ------------
              RETAIL-SPECIALTY-1.39%
     35,800   AutoZone, Inc. (a)...........................      1,140,025       1,143,363
                                                              ------------    ------------
              TELECOMMUNICATIONS-0.87%
     24,800   Cincinnati Bell, Inc.........................        735,559         709,900
                                                              ------------    ------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              TELEPHONE SERVICES-5.20%
     31,512   Bell Atlantic Corp...........................   $  1,207,066    $  1,437,735
     14,100   GTE Corp.....................................        664,517         784,313
     33,900   SBC Communications, Inc......................      1,143,933       1,356,000
      9,700   Sprint Corp..................................        471,424         683,850
                                                              ------------    ------------
                                                                 3,486,940       4,261,898
                                                              ------------    ------------
              UNIT INVESTMENT TRUST-3.73%
     27,000   S & P 500 Depositary Receipt.................      3,032,434       3,059,438
                                                              ------------    ------------
              UTILITIES-ELECTRIC-4.06%
     26,400   CMS Energy Corp..............................      1,046,203       1,161,600
     16,400   Duke Energy Corp.............................        891,172         971,700
     26,400   New Century Energies, Inc....................      1,178,314       1,199,550
                                                              ------------    ------------
                                                                 3,115,689       3,332,850
                                                              ------------    ------------
              WASTE DISPOSAL-0.96%
     16,000   USA Waste Services, Inc. (a).................        791,030         790,000
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 68,254,453    $ 73,851,040
                                                              ------------    ------------
                                                              ------------    ------------

SHORT-TERM INVESTMENTS-11.86%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-4.08%
   $3,341,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $ 3,341,000
                                                                 ------------
                 DIVERSIFIED FINANCE-2.07%
    1,697,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................     1,697,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-5.71%
    4,700,000    Federal Home Loan Mortgage Corp., 5.56%,
                   7-20-1998..................................     4,685,769
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     9,723,769
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $77,978,222) (b)...........................   $83,574,809
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $77,989,983 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 7,503,783
Unrealized depreciation.....................................   (1,918,957)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 5,584,826
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-84.84%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               AEROSPACE AND EQUIPMENT-1.20%
      39,200   United Technologies Corp. (e)................   $   2,250,682    $   3,626,000
                                                               -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-2.28%
     101,000   Genuine Parts Co. (e)........................       3,100,061        3,490,812
      89,000   Tenneco, Inc.................................       4,007,655        3,387,562
                                                               -------------    -------------
                                                                   7,107,716        6,878,374
                                                               -------------    -------------
               BANKS-3.93%
      85,800   Banc One Corp................................       3,075,007        4,788,712
      34,000   Fleet Financial Group, Inc...................       2,416,040        2,839,000
      31,710   U.S. Bancorp.................................         787,129        1,363,530
      65,850   Washington Mutual, Inc. (e)..................       2,414,719        2,860,359
                                                               -------------    -------------
                                                                   8,692,895       11,851,601
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-1.77%
     107,000   Omnicom Group, Inc. (e)......................       2,883,907        5,336,625
                                                               -------------    -------------
               CHEMICALS-0.96%
      39,000   Du Pont (E.I.) de Nemours & Co...............       2,919,197        2,910,375
                                                               -------------    -------------
               CONSUMER GOODS-0.94%
      74,000   Fortune Brands, Inc..........................       2,360,839        2,844,375
                                                               -------------    -------------
               DIVERSIFIED COMPANIES-1.10%
      25,500   Chemed Corp..................................         901,850          868,594
      30,000   Minnesota Mining and Manufacturing Co. (e)...       1,860,371        2,465,625
                                                               -------------    -------------
                                                                   2,762,221        3,334,219
                                                               -------------    -------------
               DRUGS-8.99%
      86,600   Abbott Laboratories..........................       2,067,438        3,539,775
      98,000   American Home Products Corp..................       2,713,760        5,071,500
      90,000   Glaxo Wellcome plc ADR (e)...................       3,606,890        5,383,125
      42,000   Johnson & Johnson............................       2,821,928        3,097,500
      33,500   Merck & Co., Inc.............................       1,966,881        4,480,625
     120,500   Pharmacia and UpJohn, Inc....................       4,853,589        5,558,062
                                                               -------------    -------------
                                                                  18,030,486       27,130,587
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-1.79%
      59,200   General Electric Co..........................       2,295,975        5,387,200
                                                               -------------    -------------
               FINANCE SERVICES-8.47%
      49,500   American Express Co..........................       3,400,398        5,643,000
      41,100   Beneficial Corp..............................       2,323,026        6,296,006
      43,200   Fannie Mae...................................         975,787        2,624,400
      96,000   Household International, Inc. (e)............       1,737,322        4,776,000
      48,000   Marsh and McLennan Companies, Inc............       2,429,360        2,901,000
     100,912   MBNA Corp....................................         899,370        3,330,096
                                                               -------------    -------------
                                                                  11,765,263       25,570,502
                                                               -------------    -------------
               FOOD-3.96%
      86,800   Groupe Danone ADR............................       2,941,286        4,774,000
      65,000   Heinz (H.J.) Co..............................       2,076,425        3,648,125
      37,000   Keebler Foods Co. (a)........................         888,000        1,017,500
      46,000   Quaker Oats Co...............................       1,944,305        2,527,125
                                                               -------------    -------------
                                                                   7,850,016       11,966,750
                                                               -------------    -------------
               FURNITURE-0.30%
      60,000   Shelby Williams Industries, Inc..............         825,000          900,000
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               HAND TOOLS AND GENERAL HARDWARE-0.81%
      67,500   Snap-On, Inc.................................   $   2,030,431    $   2,446,875
                                                               -------------    -------------
               HOUSEHOLD PRODUCTS-1.19%
      37,600   Clorox Co. (e)...............................       1,266,517        3,586,100
                                                               -------------    -------------
               INSURANCE-2.58%
     128,000   LaSalle Re Holdings Ltd. (e).................       4,302,091        4,848,000
      70,000   St. Paul Companies, Inc......................       2,533,891        2,944,375
                                                               -------------    -------------
                                                                   6,835,982        7,792,375
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-1.71%
      65,000   Royal Caribbean Cruises Ltd..................       2,640,625        5,167,500
                                                               -------------    -------------
               MACHINERY-OIL AND WELL-1.40%
      41,000   Dresser Industries, Inc......................         892,957        1,806,562
      54,000   Halliburton Co...............................       1,263,695        2,406,375
                                                               -------------    -------------
                                                                   2,156,652        4,212,937
                                                               -------------    -------------
               MEDICAL SUPPLIES-1.03%
      58,000   Baxter International, Inc....................       2,145,564        3,121,125
                                                               -------------    -------------
               NATURAL GAS TRANSMISSIONS-7.00%
      51,600   Columbia Energy Group........................       2,942,282        2,870,250
     114,254   El Paso Natural Gas Co. (e)..................       1,836,879        4,370,215
     137,212   Enron Corp...................................       5,399,914        7,418,024
      57,900   Sonat, Inc...................................       2,238,564        2,236,388
     125,500   Williams Companies, Inc. (e).................       1,609,680        4,235,625
                                                               -------------    -------------
                                                                  14,027,319       21,130,502
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-3.49%
      66,200   Amoco Corp...................................       2,373,442        2,755,575
      48,000   Exxon Corp...................................       1,982,160        3,423,000
      72,888   Texaco, Inc..................................       3,433,067        4,350,503
                                                               -------------    -------------
                                                                   7,788,669       10,529,078
                                                               -------------    -------------
               OIL-REFINING-0.96%
      38,000   Mobil Corp...................................       2,532,196        2,911,750
                                                               -------------    -------------
               PHOTOGRAPHIC-1.21%
      50,000   Eastman Kodak Co.............................       3,435,033        3,653,125
                                                               -------------    -------------
               PUBLISHING-2.65%
      80,000   McGraw Hill Companies, Inc...................       4,678,239        6,525,000
      54,500   Readers Digest Association, Inc. Class A.....       1,468,042        1,478,313
                                                               -------------    -------------
                                                                   6,146,281        8,003,313
                                                               -------------    -------------
               RAILROAD AND RAILROAD EQUIPMENT-0.20%
      89,500   Tranz Rail Holdings Ltd. ADR.................       1,190,250          592,938
                                                               -------------    -------------
               REAL ESTATE-INVESTMENT TRUST-6.58%
     156,000   Cornerstone Properties, Inc..................       2,257,051        2,749,500
      63,600   Crescent Real Estate Equities Trust..........       1,649,766        2,138,550
      99,847   Equity Office Properties Trust...............       2,091,137        2,833,167
     135,200   Excel Legacy Corp. (a).......................         246,143          591,500
     175,356   Excel Realty Trust, Inc. (e).................       4,488,979        5,052,445
      49,500   Highwoods Properties, Inc....................       1,487,050        1,599,469
      52,000   Manufactured Home Communities, Inc...........       1,355,120        1,254,500
      38,000   Spieker Properties, Inc......................       1,311,000        1,472,500

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      45,000   Starwood Hotels & Resorts (e)................   $   2,341,098    $   2,174,063
                                                               -------------    -------------
                                                                  17,227,344       19,865,694
                                                               -------------    -------------
               RETAIL-CLOTHING-0.99%
      90,000   Limited (The), Inc...........................       1,668,247        2,981,250
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-0.87%
      42,800   Sears Roebuck & Co...........................       1,764,053        2,613,475
                                                               -------------    -------------
               RETAIL-SPECIALTY-1.98%
      77,000   Intimate Brands, Inc.........................       1,137,947        2,122,313
     102,800   Rite Aid Corp. (e)...........................       1,663,663        3,861,425
                                                               -------------    -------------
                                                                   2,801,610        5,983,738
                                                               -------------    -------------
               SHIP BUILDING, SHIPPING-1.33%
      50,000   Knightsbridge Tankers Ltd....................       1,049,581        1,337,500
      70,000   Sea Containers Ltd...........................       3,035,436        2,677,500
                                                               -------------    -------------
                                                                   4,085,017        4,015,000
                                                               -------------    -------------
               TELECOMMUNICATIONS-1.49%
     100,000   Ameritech Corp...............................       3,744,862        4,487,500
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TELEPHONE SERVICES-7.04%
      57,000   ALLTEL Corp. (e).............................   $   2,411,215    $   2,650,500
     140,000   Frontier Corp................................       3,783,463        4,410,000
      82,000   GTE Corp.....................................       3,840,836        4,561,250
     150,000   SBC Communications, Inc. (e).................       4,736,309        6,000,000
      77,000   U.S. West, Inc...............................       2,735,145        3,619,000
                                                               -------------    -------------
                                                                  17,506,968       21,240,750
                                                               -------------    -------------
               TOBACCO-1.04%
      80,000   Philip Morris Companies, Inc.................       2,287,660        3,150,000
                                                               -------------    -------------
               TRANSPORTATION-0.73%
      88,000   Teekay Shipping Corp.........................       2,282,500        2,205,500
                                                               -------------    -------------
               UTILITIES-ELECTRIC-2.87%
      79,896   Duke Energy Corp. (e)........................       2,347,508        4,733,838
     182,000   Endesa S.A. ADR (e)..........................       3,400,902        3,935,750
                                                               -------------    -------------
                                                                   5,748,410        8,669,588
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 181,056,387    $ 256,096,721
                                                               -------------    -------------
                                                               -------------    -------------

PREFERRED STOCKS-5.35%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              CONSTRUCTION-0.62%
    45,000    Sealed Air Corp., Convertible, Ser A.........   $   2,896,789    $   1,890,000
                                                              -------------    -------------
              CONTAINERS AND PACKAGING-0.56%
    37,900    Crown Cork and Seal Co, Inc., Convertible
                4.50%......................................       1,677,075        1,696,025
                                                              -------------    -------------
              INSURANCE-1.51%
    95,000    Sunamerica, Inc., Convertible 8.50%..........       3,564,404        4,560,000
                                                              -------------    -------------
              MEDIA-0.41%
    24,000    Metromedia International Group, Inc.,
                Cumulative Convertible 7.25%...............       1,200,000        1,236,000
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-0.70%
    46,000    Nuevo Energy Co., Convertible, Ser A, 5.75%
                (e)........................................       2,236,990        2,101,625
                                                              -------------    -------------
              UTILITIES-ELECTRIC-1.55%
    60,000    AES Corp., Convertible, Ser A "Tecons"
                5.375%.....................................       3,000,000        4,680,000
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................   $  14,575,258    $  16,163,650
                                                              -------------    -------------
                                                              -------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-0.66%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 WASTE DISPOSAL-0.66%
   $1,600,000    USA Waste Services, Inc., 4.00% Convertible
                   Sub Note 2-1-2002..........................         BBB-     $   1,643,875    $   1,980,000
                                                                                -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-1.32%

--------------------------------------------------------------------------------
                                                                  Standard
    Principal                                                     & Poor's                          Market
     Amount                                                        Rating         Cost (b)         Value (c)
   -----------                                                  -------------   -------------    -------------
                 ELECTRONIC-MISCELLANEOUS-0.05%
   $  200,000    Kent Electronics Corp., 4.50% Convertible Sub
                   Note 9-1-2004..............................            B     $     200,000    $     158,000
                                                                                -------------    -------------
                 ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.00%
    1,700,000    Assisted Living Concepts, Inc., Convertible
                   5.625% 5-1-2003 (d)........................           NR         1,700,000        1,612,875
    1,600,000    Cypress Semiconductor, Corp., Convertible
                   6.00% 10-1-2002 (d)........................            B         1,600,000        1,400,000
                                                                                -------------    -------------
                                                                                    3,300,000        3,012,875
                                                                                -------------    -------------
                 METALS-MINING AND MISCELLANEOUS-0.27%
    1,000,000    Coeur D'Alene Mines, Corp., 7.25% Convertible
                   Sub Deb 10-31-2005 (d).....................         CCC+         1,000,000          821,250
                                                                                -------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                  $   4,500,000    $   3,992,125
                                                                                -------------    -------------
                                                                                -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................                  $ 201,775,520    $ 278,232,496
                                                                                -------------    -------------
                                                                                -------------    -------------

SHORT-TERM INVESTMENTS-8.26%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-3.15%
   $9,511,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $   9,511,000
                                                                 -------------
                 DIVERSIFIED FINANCE-1.01%
    3,045,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................       3,045,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-4.10%
    2,700,000    Federal Home Loan Mortgage Corp., 5.53%,
                   7-8-1998...................................       2,696,742
    9,700,000    Federal Home Loan Mortgage Corp., 5.56%,
                   7-20-1998..................................       9,670,630
                                                                 -------------
                                                                    12,367,372
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $  24,923,372
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $226,698,892) (b)..........................   $ 303,155,868
                                                                 -------------
                                                                 -------------

 (a) Presently not paying Dividend Income
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $226,698,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $80,998,252
Unrealized depreciation.....................................   (4,541,276)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $76,456,976
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

 DATE ACQUIRED      SHARES/PAR                         SECURITY                            COST BASIS
-------------------------------------------------------------------------------------------------------
1998               $1,700,000    Assisted Living Concepts, Inc. 5.625% 5-1-2003           $1,700,000
1997                1,000,000    Coeur D'Alene Mines, Corp. 6.00% 10-31-2005               1,000,000
1997                1,600,000    Cypress Semiconductor, Corp. 6.00% 10-1-2002              1,600,000

The value of these securities at June 30, 1998, was $3,834,125, which represents 1.27% of total net assets.

 (e) Security is fully or partially on loan at June 30, 1998. See Note 1 of accompanying Notes to Financial Statements.
 (f) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.91% of total net assets as of June 30, 1998.

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-96.55%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BASIC INDUSTRY-4.56%
      1,500   Adobe Systems, Inc...........................   $      67,799    $      63,656
      4,700   Air Products & Chemicals, Inc................         181,935          188,000
        700   Armstrong World Industries, Inc..............          47,940           47,162
      1,400   Ashland, Inc.................................          68,296           72,275
      3,100   AutoZone, Inc. (a)...........................          87,745           99,006
      2,900   Avery Dennison Corp..........................         135,341          155,875
        600   Ball Corp....................................          21,696           24,112
        900   Bemis Co., Inc...............................          35,088           36,787
        900   Boise Cascade Corp...........................          32,727           29,475
      1,300   Centex Corp..................................          29,780           49,075
      2,000   Champion International Corp..................         108,518           98,375
      2,500   Clear Channel Communications, Inc. (a).......         201,682          272,812
      2,500   Crown Cork & Seal Co., Inc...................         127,892          118,750
      4,500   Dow Chemical Co..............................         401,138          435,094
     22,800   Du Pont (E.I.) de Nemours and Co.............       1,331,610        1,701,450
      1,500   Eastman Chemical Co..........................          91,383           93,375
      2,700   Engelhard Corp...............................          54,118           54,675
      1,400   Fluor Corp...................................          76,933           71,400
        700   FMC Corp. (a)................................          54,619           47,731
      5,000   Fort James Corp..............................         200,576          222,500
      3,100   General Instrument Corp. (a).................          49,486           84,281
      1,800   Georgia-Pacific Group........................         123,642          106,087
      1,400   Goodrich (B.F.) Co...........................          63,215           69,475
      1,200   Great Lakes Chemical Corp....................          52,321           47,325
      8,500   HBO & Co.....................................         212,680          299,625
      1,900   Hercules, Inc................................          91,169           78,137
      6,700   International Paper Co.......................         313,405          288,100
        600   Kaufman & Broad Home Corp....................           8,596           19,050
     11,700   Kimberly-Clark Corp..........................         573,249          536,737
      1,900   KLA-Tenor Corp. (a)..........................          98,694           52,606
      2,300   Louisiana-Pacific Corp.......................          46,250           41,975
      3,200   Masco Corp...................................         137,670          193,600
      2,000   Mead Corp....................................          64,803           63,500
     11,700   Monsanto Co..................................         489,415          653,737
      2,400   Morton International, Inc. (with rights).....          75,667           60,000
      1,100   Nalco Chemical Co............................          41,221           38,637
      7,200   Occidental Petroleum Corp....................         185,401          194,400
      4,000   Omnicom Group, Inc...........................         170,577          199,500
      2,900   Owens-Illinois, Inc. (a).....................         109,288          129,775
      5,600   Parametric Technology Corp. (a)..............         139,589          151,900
        600   Potlatch Corp................................          29,831           25,200
      3,200   Praxair, Inc.................................         154,318          149,800
      1,100   Rohm & Haas Co...............................          96,707          114,331
      1,443   Sealed Air Corp. (a).........................          78,906           53,030
      3,200   Sherwin-Williams Co..........................          95,295          106,000
      2,200   Sigma-Aldrich Corp...........................          73,445           77,275
      2,100   Stone Container Corp. (a)....................          28,912           32,812
      1,200   Temple-Inland, Inc...........................          71,514           64,650
      3,600   Tenneco, Inc.................................         154,516          137,025
      1,400   Union Camp Corp..............................          79,671           69,475
      2,700   Union Carbide Corp...........................         130,739          144,112
      1,200   W.R. Grace & Co. (a).........................          17,157           20,475
      2,200   Westvaco Corp................................          67,431           62,150
      3,800   Weyerhaeuser Co..............................         190,389          175,512
      2,200   Willamette Industries, Inc...................          79,852           70,400
                                                              -------------    -------------
                                                                  7,751,837        8,492,279
                                                              -------------    -------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              CAPITAL SPENDING-22.68%
      7,000   3Com Corp. (a)...............................   $     287,149    $     214,812
      2,600   Advanced Micro Devices, Inc. (a).............          66,779           44,362
        400   Aeroquip-Vickers, Inc........................          14,999           23,350
      3,692   Allegheny Teledyne, Inc......................          96,901           84,454
     11,000   AlliedSignal, Inc............................         425,149          488,125
      4,400   AMP, Inc.....................................         184,349          151,250
      1,600   Andrew Corp. (with rights) (a)...............          49,099           28,900
      2,600   Apple Computer, Inc. (a).....................          57,608           74,587
      7,500   Applied Materials, Inc. (a)..................         244,071          221,250
      3,700   Ascend Communications, Inc. (a)..............         178,949          183,381
        700   Autodesk, Inc................................          27,422           27,037
      6,000   Automatic Data Processing, Inc...............         309,560          437,250
      4,200   Bay Networks, Inc. (a).......................         114,177          135,450
     20,706   Boeing Co....................................       1,018,911          922,711
        300   Briggs & Stratton Corp.......................          14,378           11,231
      3,500   Browning-Ferris Industries, Inc..............         114,057          121,625
      3,300   Cabletron Systems, Inc. (a)..................          79,869           44,344
      1,600   Case Corp....................................         104,548           77,200
      7,400   Caterpillar, Inc.............................         364,948          391,275
      1,300   Ceridian Corp. (a)...........................          54,715           76,375
        600   Cincinnati Milacron, Inc.....................          15,570           14,587
     20,300   Cisco Systems, Inc. (a)......................       1,048,320        1,868,869
      3,100   Cognizant Corp...............................         123,482          195,300
     32,905   Compaq Computer Corp. (a)....................         772,204          933,679
     10,700   Computer Associates International, Inc.               459,342          594,519
      3,500   Computer Sciences Corp. (a)..................         149,134          224,000
      3,000   Cooper Industries, Inc.......................         155,909          164,812
      1,650   Crane Co.....................................          73,978           80,128
      1,500   Cummins Engine Co., Inc......................          81,789           76,875
        700   Data General Corp. (a).......................          20,376           10,456
      5,600   Deere & Co...................................         282,776          296,100
     12,800   Dell Computer Corp. (a)......................         469,812        1,188,000
      1,400   Deluxe Corp..................................          47,310           50,137
      4,500   Dover Corp...................................         141,048          154,125
      2,100   Dow Jones & Co., Inc.........................          96,364          117,075
      3,500   Dresser Industries, Inc......................         131,550          154,219
      2,400   DSC Communications Corp. (a).................          60,683           72,000
      3,600   Dun & Bradstreet Corp........................         104,028          130,050
      1,400   Eaton Corp...................................         113,003          108,850
      1,100   EG&G, Inc....................................          26,606           33,000
     10,400   EMC Corp. (a)................................         272,080          466,050
      8,800   Emerson Electric Co..........................         481,322          531,300
      8,700   First Data Corp..............................         311,998          289,819
        600   Foster Wheeler Corp..........................          24,899           12,862
      3,100   Gateway 2000, Inc. (a).......................         176,406          156,937
      2,300   General Dynamics Corp........................          93,249          106,950
     65,500   General Electric Co..........................       4,270,599        5,960,500
      1,100   General Signal Corp..........................          46,001           39,600
      3,550   Genuine Parts Co.............................         115,997          122,697
      1,800   Grainger (W.W.), Inc.........................          76,792           89,662
        800   Harnischfeger Industries, Inc................          34,258           22,650
      1,600   Harris Corp..................................          72,654           71,500
     21,000   Hewlett-Packard Co...........................       1,226,091        1,257,375
      2,400   Honeywell, Inc...............................         170,560          200,550
      2,500   IKON Office Solutions, Inc...................          76,790           36,406
      4,900   Illinois Tool Works, Inc.....................         241,436          326,769
      3,150   Ingersoll-Rand Co............................         119,329          138,797
     34,100   Intel Corp...................................       2,548,450        2,527,662
     18,700   International Business Machines Corp.               1,665,024        2,146,994
      2,700   Interpublic Group of Companies, Inc..........         121,551          163,856

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      2,600   ITT Industries, Inc..........................   $      77,000    $      97,175
      1,500   Johnson Controls, Inc........................          66,703           85,781
      3,800   Lockheed Martin Corp.........................         373,540          402,325
      2,600   LSI Logic Corp. (a)..........................          75,198           59,962
     26,362   Lucent Technologies, Inc.....................       1,093,379        2,192,989
      1,200   McDermott International, Inc.................          36,095           41,325
     12,700   MediaOne Group, Inc. (a).....................         327,752          558,006
      4,400   Micron Technology, Inc. (a)..................         140,930          109,175
     49,500   Microsoft Corp. (a)..........................       3,134,906        5,364,562
      7,900   Minnesota Mining & Manufacturing Co.                  695,804          649,281
     11,800   Motorola, Inc................................         728,494          620,237
      3,300   National Semiconductor Corp. (a).............          85,374           43,519
        900   National Service Industries, Inc.............          37,779           45,787
     10,300   Northern Telecom Ltd.........................         448,233          584,525
      1,200   Northrop Grumman Corp........................         119,300          123,750
      6,700   Novell, Inc. (a).............................          64,594           85,425
     19,100   Oracle Corp. (a).............................         560,491          469,144
      1,300   Owens Corning................................          52,880           53,056
      2,600   Pall Corp....................................          58,398           53,300
      2,100   Parker-Hannifin Corp.........................          80,422           80,062
        800   Perkin-Elmer Corp............................          52,906           49,750
      5,200   Pitney Bowes, Inc............................         197,399          250,250
      3,600   PPG Industries, Inc..........................         216,503          250,425
      1,700   Raychem Corp.................................          71,807           50,256
      6,600   Raytheon Co. Class B.........................         345,242          390,225
      3,700   Rockwell International Corp..................         199,214          177,831
      1,400   Ryder System, Inc............................          46,925           44,187
      1,400   Scientific-Atlanta, Inc......................          26,362           35,525
      4,900   Seagate Technology, Inc. (a).................         151,909          116,681
      5,100   Service Corp. International..................         173,583          218,662
        400   Shared Medical Systems Corp..................          25,542           29,375
      3,900   Silicon Graphics, Inc. (a)...................          66,092           47,287
      1,300   Snap-on, Inc.................................          51,724           47,125
      1,700   Stanley Works................................          71,509           70,656
      8,200   Sun Microsystems, Inc. (a)...................         326,317          356,187
      1,100   Tektronix, Inc...............................          44,724           38,912
      3,600   Tellabs, Inc. (a)............................         202,612          257,850
      7,600   Texas Instruments, Inc.......................         338,523          443,175
      3,200   Textron, Inc.................................         189,748          229,400
      3,000   Thermo Electron Corp. (a)....................         114,275          102,562
      1,300   Thomas & Betts Corp..........................          63,761           64,025
      1,100   Timken Co....................................          31,981           33,894
     11,500   Tyco International Ltd.......................         473,450          724,500
      4,800   Unisys Corp. (a).............................          71,347          135,600
      4,600   United Technologies Corp.....................         351,888          425,500
      9,300   Waste Management, Inc........................         286,063          325,500
      6,400   Xerox Corp...................................         465,796          650,400
                                                              -------------    -------------
                                                                 33,240,882       42,179,812
                                                              -------------    -------------
              CONSUMER DISCRETIONARY-12.08%
      5,500   Albertson's, Inc.............................         230,372          284,969
      1,600   American Greetings Corp. Class A.............          59,826           81,500
      5,200   American Stores Co...........................         119,412          125,775
      1,700   Black & Decker Corp..........................          72,021          103,700
      2,000   Brunswick Corp...............................          57,288           49,500
     14,100   CBS Corp. (a)................................         353,737          447,675
     12,600   Chrysler Corp................................         450,587          710,325
      2,700   Circuit City Stores - Circuit City Group              104,382          126,562
      7,900   Comcast Corp. Special Class A................         212,397          320,691
      2,000   Consolidated Stores Corp. (a)................          84,246           72,500
      1,300   Cooper Tire & Rubber Co......................          29,876           26,812
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      4,300   Costco Companies, Inc. (a)...................   $     161,911    $     271,169
      8,200   CVS Corp.....................................         252,767          319,287
      2,200   Dana Corp....................................          98,250          117,700
      2,900   Darden Restaurants, Inc......................          32,684           46,037
      9,300   Dayton Hudson Corp...........................         291,066          451,050
      2,000   Dillard's, Inc. Class A......................          72,655           82,875
     13,800   Disney (Walt) Co.............................       1,206,822        1,449,862
      2,700   Donnelley (R.R.) & Sons Co...................          96,737          123,525
      1,100   Echlin, Inc..................................          37,934           53,969
      4,300   Federated Department Stores, Inc. (a)                 176,486          231,394
        800   Fleetwood Enterprises, Inc...................          29,075           32,000
     24,700   Ford Motor Co................................         842,256        1,457,300
      1,600   Fruit of the Loom, Inc. Class A (a)..........          53,398           53,100
      5,700   Gannett Co., Inc.............................         290,595          405,056
      8,250   Gap, Inc.....................................         266,626          508,406
     13,600   General Motors Corp..........................         792,778          908,650
      1,200   Giant Food, Inc. Class A.....................          41,763           51,675
      3,100   Goodyear Tire & Rubber Co....................         185,803          199,756
        800   Great Atlantic & Pacific Tea Co., Inc........          24,995           26,450
      1,400   Harcourt General, Inc........................          70,354           83,300
      1,700   Harrah's Entertainment, Inc. (a).............          34,607           39,525
      2,700   Hasbro, Inc..................................          82,364          106,144
      5,000   Hilton Hotels Corp...........................         149,153          142,500
     14,650   Home Depot, Inc..............................         740,453        1,216,866
        700   Jostens, Inc.................................          17,193           16,887
      1,700   King World Productions, Inc. (a).............          36,895           43,350
      9,400   Kmart Corp. (a)..............................         123,595          180,950
      1,700   Knight-Ridder, Inc...........................          83,761           93,606
      5,800   Kroger Co. (a)...............................         196,162          248,675
      4,700   Limited (The), Inc...........................         112,921          155,687
      1,400   Liz Claiborne, Inc...........................          63,447           73,150
        700   Longs Drug Stores Corp.......................          20,007           20,212
      6,800   Lowe's Companies, Inc........................         156,620          275,825
      5,100   Marriott International, Inc. Class A.........         162,384          165,112
      6,500   Mattel, Inc..................................         225,576          275,031
      5,000   May Department Stores Co.....................         267,631          327,500
      1,900   Maytag Corp..................................          60,213           93,812
     13,700   McDonald's Corp..............................         688,541          945,300
      2,000   McGraw-Hill Companies, Inc...................         122,655          163,125
        900   Mercantile Stores Co., Inc...................          54,331           71,044
      1,200   Meredith Corp................................          37,717           56,325
      3,300   Mirage Resorts, Inc. (a).....................          85,510           70,331
      1,700   Moore Corp. Ltd..............................          31,188           22,525
      1,600   Navistar International Corp. (a).............          32,861           46,200
      1,800   New York Times Co. Class A...................          92,554          142,650
      5,700   Nike, Inc. Class B...........................         310,336          277,519
      1,400   Nordstrom, Inc...............................          68,393          108,150
      1,400   PACCAR, Inc..................................          57,415           73,150
      4,900   Penney (J.C.) Co., Inc.......................         289,326          354,331
      1,400   Pep Boys-Manny, Moe & Jack...................          38,431           26,512
      1,000   Reebok International Ltd. (a)................          31,947           27,687
      5,100   Rite Aid Corp................................         138,894          191,569
        600   Russell Corp.................................          17,349           18,112
      7,900   Sears, Roebuck & Co..........................         410,559          482,394
        600   Springs Industries, Inc. Class A.............          32,932           27,675
      1,100   SUPERVALU, Inc...............................          37,651           48,812
      6,500   SYSCO Corp...................................         125,263          166,562
      2,200   Tandy Corp...................................          74,800          116,737
     10,000   Tele-Communications TCI Group, Inc. Class A
                (a)........................................         196,959          384,375
     12,100   Time Warner, Inc.............................         681,332        1,033,794

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      1,700   Times Mirror Co. Class A.....................   $      91,460    $     106,887
      9,500   TJX Companies, Inc...........................         171,855          229,187
      5,500   Toys "R" Us, Inc. (a)........................         162,411          129,594
      2,500   Tribune Co...................................         129,201          172,031
      2,800   Tricon Global Restaurants, Inc. (a)..........          77,862           88,725
      3,000   TRW, Inc.....................................         160,748          163,875
      2,300   V F Corp.....................................         102,298          118,450
      2,600   Venator Group, Inc. (a)......................          59,545           49,725
      7,000   Viacom, Inc. Class B (a).....................         266,494          407,750
     45,100   Wal-Mart Stores, Inc.........................       1,640,547        2,739,825
      9,800   Walgreen Co..................................         270,742          404,862
      2,800   Wendy's International, Inc...................          62,582           65,800
      1,500   Whirlpool Corp...............................          84,778          103,125
      2,800   Winn-Dixie Stores, Inc.......................         111,937          143,325
                                                              -------------    -------------
                                                                 16,381,485       22,475,442
                                                              -------------    -------------
              CONSUMER STAPLES-11.63%
      1,200   Alberto-Culver Co. Class B...................          33,106           34,800
      9,900   Anheuser-Busch Companies, Inc................         425,484          467,156
     11,823   Archer-Daniels-Midland Co....................         239,767          229,071
      2,600   Avon Products, Inc...........................         172,362          201,500
      5,500   Bestfoods....................................         241,648          319,344
      1,300   Brown-Forman Corp. Class B...................          63,617           83,525
      9,600   Campbell Soup Co.............................         448,512          510,000
      2,100   Cardinal Health, Inc.........................         143,399          196,875
     16,636   Cendant Corp. (a)............................         467,137          347,277
      2,000   Clorox Co....................................         136,680          190,750
     49,600   Coca-Cola Co.................................       3,136,415        4,240,800
      5,900   Colgate-Palmolive Co.........................         398,104          519,200
      9,700   ConAgra, Inc.................................         288,125          307,369
        600   Coors (Adolph) Co. Class B...................          16,343           20,400
      4,700   Corning, Inc.................................         195,575          163,325
      6,500   Eastman Kodak Co.............................         469,615          474,906
      2,600   Ecolab, Inc..................................          61,535           80,600
      3,300   Fortune Brands, Inc..........................         111,813          126,844
      3,200   General Mills, Inc...........................         212,140          218,800
     22,100   Gillette Co..................................       1,000,357        1,252,794
      7,100   Heinz (H.J.) Co..............................         326,443          398,488
      2,800   Hershey Foods Corp...........................         167,125          193,200
      2,200   International Flavors & Fragrances, Inc.              104,895           95,563
     27,100   Johnson & Johnson Co.........................       1,675,541        1,998,625
      8,000   Kellogg Co...................................         321,137          300,500
        100   NACCO Industries, Inc. Class A...............           6,117           12,925
      3,000   Newell Co....................................         113,287          149,438
     29,400   PepsiCo, Inc.................................       1,009,093        1,210,913
     48,800   Philip Morris Companies, Inc.................       1,993,395        1,921,500
      5,000   Pioneer Hi-Bred International, Inc...........         148,071          206,875
      1,100   Polaroid Corp................................          49,698           39,119
     27,000   Procter & Gamble Co..........................       1,861,293        2,458,688
      2,700   Quaker Oats Co...............................         121,110          148,331
      2,000   Ralston-Ralston Purina Group.................         169,179          233,625
      2,800   Rubbermaid, Inc..............................          75,421           92,925
      9,100   Sara Lee Corp................................         418,457          509,031
      7,000   Seagram (The) Co. Ltd........................         260,937          286,563
      1,400   Tupperware Corp..............................          49,646           39,375
     13,000   Unilever N.V. NY Shares......................         715,184        1,026,188
      3,900   UST, Inc.....................................         118,322          105,300
      2,200   Wrigley (WM.) Jr. Co.........................         148,426          215,600
                                                              -------------    -------------
                                                                 18,114,511       21,628,108
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              ENERGY & RELATED-7.50%
      2,000   Amerada Hess Corp............................   $     107,919    $     108,625
     18,900   Amoco Corp...................................         804,099          786,713
      1,200   Anadarko Petroleum Corp......................          84,967           80,625
      2,000   Apache Corp..................................          71,564           63,000
      6,400   Atlantic Richfield Co........................         462,755          500,000
      3,400   Baker Hughes, Inc............................         130,918          117,513
      3,305   Burlington Resources, Inc....................         148,461          142,322
     13,300   Chevron Corp.................................         982,952        1,104,731
      2,100   Coastal Corp.................................         115,615          146,606
      1,500   Columbia Energy Group........................          66,598           83,438
      1,900   Consolidated Natural Gas Co..................         101,571          111,863
        600   Eastern Enterprises..........................          25,175           25,725
      6,500   Enron Corp...................................         272,679          351,406
     49,100   Exxon Corp...................................       2,851,034        3,501,444
      5,200   Halliburton Co...............................         220,338          231,725
      1,200   Helmerich & Payne, Inc.......................          40,580           26,700
        900   Kerr-McGee Corp..............................          62,667           52,088
     15,900   Mobil Corp...................................       1,105,458        1,218,338
        800   NICOR, Inc...................................          28,571           32,100
        600   ONEOK, Inc...................................          18,850           23,925
      2,000   Oryx Energy Co. (a)..........................          46,074           44,250
        700   Pennzoil Co..................................          40,922           35,438
        600   People's Energy Corp. (with rights)..........          20,472           23,175
      5,000   Phillips Petroleum Co........................         220,873          240,938
      1,500   Rowan Companies, Inc. (a)....................          37,675           29,156
     43,100   Royal Dutch Petroleum Co. NY Shares                 2,124,124        2,362,419
     10,400   Schlumberger Ltd.............................         695,497          710,450
      4,256   Sempra Energy (a)............................         106,813          118,096
      2,400   Sonat, Inc...................................         105,679           92,700
      1,800   Sun Co., Inc.................................          65,099           69,863
     11,200   Texaco, Inc..................................         608,781          668,500
      5,092   Union Pacific Resources Group, Inc...........         126,360           89,428
      4,800   Unocal Corp..................................         185,381          171,600
      5,900   USX-Marathon Group...........................         178,925          202,444
      1,000   Western Atlas, Inc. (a)......................          57,389           84,875
      9,000   Williams Companies, Inc......................         238,151          303,750
                                                              -------------    -------------
                                                                 12,560,986       13,955,969
                                                              -------------    -------------
              FINANCE-17.18%
      2,944   Aetna, Inc...................................         254,733          224,112
      2,100   Ahmanson (H.F.) & Co.........................         103,072          149,100
      8,300   Allstate Corp................................         627,362          759,969
      9,200   American Express Co..........................         687,722        1,048,800
      5,110   American General Corp........................         261,731          363,768
     14,150   American International Group, Inc............       1,398,687        2,065,900
      3,750   Aon Corp.....................................         201,544          263,438
      6,856   Associates First Capital Corp. Class A.......         328,515          527,055
     14,540   Banc One Corp................................         700,120          811,514
      7,600   Bank of New York Co., Inc....................         353,068          461,225
     13,600   BankAmerica Corp.............................         892,488        1,175,550
      5,600   BankBoston Corp..............................         229,862          311,500
      1,800   Bankers Trust of New York Corp. and
                Subsidiaries...............................         188,628          208,913
      2,800   BB&T Corp....................................         179,355          189,350
      1,100   Beneficial Corp..............................          99,780          168,506
      2,000   Block H & R, Inc.............................          73,693           84,250
     17,100   Chase Manhattan Corp.........................         907,175        1,291,050
      3,200   Chubb Corp...................................         202,625          257,200
      4,200   CIGNA Corp...................................         232,621          289,800
      3,500   Cincinnati Financial Corp....................         156,451          134,313

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      9,000   Citicorp.....................................   $   1,108,508    $   1,343,250
      3,250   Comerica, Inc................................         160,833          215,313
      4,400   Conseco, Inc.................................         189,873          205,700
      2,300   Countrywide Credit Industries, Inc...........          92,803          116,725
      2,700   Equifax, Inc.................................          88,857           98,044
     20,500   Fannie Mae...................................         984,186        1,245,375
      5,125   Fifth Third Bancorp..........................         212,538          322,875
      5,600   First Chicago NBD Corp.......................         370,272          496,300
     19,670   First Union Corp.............................         901,139        1,145,778
      5,600   Fleet Financial Group, Inc...................         363,054          467,600
      4,900   Franklin Resources, Inc......................         260,545          264,600
     13,700   Freddie Mac..................................         490,843          644,756
      1,500   General Re Corp..............................         284,900          380,250
      1,000   Golden West Financial Corp...................          75,049          106,313
      2,600   Green Tree Financial Corp....................          92,436          111,313
      2,200   Hartford Financial Services Group, Inc.               192,177          251,625
      7,000   Household International, Inc.................         275,367          348,250
      3,800   Huntington Bancshares, Inc...................         131,289          127,300
      3,500   J.P. Morgan & Co., Inc.......................         385,656          409,938
      1,950   Jefferson-Pilot Corp.........................          94,169          112,978
      8,900   KeyCorp......................................         273,731          317,063
      2,400   Lehman Brothers Holdings, Inc................         142,854          186,150
      2,000   Lincoln National Corp........................         139,979          182,750
      2,200   Loews Corp...................................         211,381          191,675
      4,950   Marsh & McLennan Companies, Inc..............         231,859          299,166
      1,800   MBIA, Inc....................................         109,323          134,775
      9,850   MBNA Corp....................................         258,110          325,050
      5,100   Mellon Bank Corp.............................         252,208          355,088
      3,200   Mercantile Bancorporation, Inc...............         175,160          161,200
      6,800   Merrill Lynch & Co...........................         425,847          627,300
      2,300   MGIC Investment Corp.........................         112,306          131,244
     11,915   Morgan Stanley, Dean Witter & Co.............         618,115        1,088,733
      6,500   National City Corp...........................         398,042          461,500
     19,028   NationsBank Corp.............................       1,114,984        1,455,642
      2,100   Northern Trust Corp..........................         148,122          160,125
     15,100   Norwest Corp.................................         461,133          564,363
      5,800   PNC Bank Corp................................         260,303          312,113
      1,400   Progressive Corp.............................         160,047          197,400
      1,900   Providian Financial Corp. (a)................          75,685          149,269
      1,200   Pulte Corp...................................          24,594           35,850
      2,000   Republic New York Corp.......................         101,105          125,875
      2,700   SAFECO Corp..................................         122,854          122,681
      5,200   Schwab (Charles) Corp........................         164,530          169,000
      4,458   St. Paul Companies, Inc......................         168,658          187,515
      3,100   State Street Corp............................         176,305          215,450
      3,600   Summit Bancorp...............................         178,555          171,000
      3,800   SunAmerica, Inc..............................         149,916          218,263
      4,200   SunTrust Banks, Inc..........................         263,420          341,513
      4,950   Synovus Financial Corp.......................         107,804          117,563
      2,700   Torchmark Corp...............................          99,825          123,525
      1,200   Transamerica Corp............................         121,822          138,150
     22,991   Travelers Group, Inc.........................       1,004,166        1,393,829
      2,700   UNUM Corp....................................         118,733          149,850
     15,271   US Bancorp...................................         478,422          656,653
      4,000   Wachovia Corp................................         280,679          338,000
      7,500   Washington Mutual, Inc.......................         330,006          325,781
      1,700   Wells Fargo & Co.............................         494,936          627,300
                                                              -------------    -------------
                                                                 24,789,245       31,958,000
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              HEALTH CARE-10.26%
     31,200   Abbott Laboratories..........................   $   1,001,503    $   1,275,300
      1,100   Allergan, Inc................................          37,936           51,013
      2,400   ALZA Corp. (a)...............................          84,696          103,800
     26,200   American Home Products Corp..................       1,005,063        1,355,850
      5,100   Amgen, Inc. (a)..............................         292,411          333,413
      1,100   Bard (C.R.), Inc.............................          36,455           41,869
      1,100   Bausch & Lomb, Inc...........................          44,888           55,138
      6,200   Baxter International, Inc....................         320,093          333,638
      2,500   Becton, Dickinson and Co.....................         126,182          194,063
      2,400   Biomet, Inc..................................          54,772           79,350
      4,000   Boston Scientific Corp. (a)..................         228,013          286,500
     20,000   Bristol-Myers Squibb Co......................       1,597,301        2,298,750
     12,950   Columbia/HCA Healthcare Corp.................         432,023          377,169
      3,000   Guidant Corp.................................         151,544          213,938
      7,900   HEALTHSOUTH Corp. (a)........................         194,324          210,831
      3,200   Humana, Inc. (a).............................          70,925           99,800
     22,400   Lilly (Eli) & Co.............................       1,206,849        1,479,800
      1,300   Mallinckrodt, Inc............................          48,203           38,594
      1,100   Manor Care, Inc..............................          33,687           42,281
      9,200   Medtronic, Inc...............................         387,861          586,500
     24,000   Merck & Co., Inc.............................       2,358,984        3,210,000
        900   Millipore Corp...............................          35,087           24,525
     26,300   Pfizer, Inc..................................       1,714,807        2,858,481
     10,300   Pharmacia & Upjohn, Inc......................         394,907          475,088
     14,600   Schering-Plough Corp.........................         786,547        1,337,725
      1,600   St. Jude Medical, Inc. (a)...................          61,655           58,900
      5,900   Tenet Healthcare Corp. (a)...................         172,532          184,375
      1,700   U S Surgical Corp............................          60,485           77,563
      3,900   United Healthcare Corp.......................         206,624          247,650
     16,700   Warner-Lambert Co............................         696,582        1,158,563
                                                              -------------    -------------
                                                                 13,842,939       19,090,467
                                                              -------------    -------------
              METAL & MINING-0.66%
      4,700   Alcan Aluminium Ltd..........................         150,821          129,838
      3,200   Aluminum Co. of America......................         239,224          211,000
      2,100   Armco, Inc. (a)..............................          10,563           13,388
        900   ASARCO, Inc..................................          26,473           20,025
      7,200   Barrick Gold Corp............................         163,174          138,150
      4,500   Battle Mountain Gold Co......................          27,611           26,719
      2,400   Bethlehem Steel Corp. (a)....................          26,430           29,850
      1,700   Cyprus Amax Minerals Co......................          37,068           22,525
      3,800   Freeport-McMoran Copper & Gold, Inc.                   93,480           57,713
      4,100   Homestake Mining Co..........................          52,047           42,538
      3,200   Inco Ltd.....................................          80,694           43,600
        800   Inland Steel Industries, Inc.................          17,007           22,550
      2,801   Newmont Mining Corp..........................         100,487           66,174
      2,000   Nucor Corp...................................         101,176           92,000
      1,800   Phelps Dodge Corp............................         114,489          102,938
      5,100   Placer Dome, Inc.............................          87,812           59,925
      1,200   Reynolds Metals Co...........................          76,501           67,125
      1,600   USX-US Steel Group, Inc......................          54,081           52,800
      2,100   Worthington Industries, Inc..................          39,175           31,631
                                                              -------------    -------------
                                                                  1,498,313        1,230,489
                                                              -------------    -------------
              TRANSPORTATION-1.07%
      3,600   AMR Corp. (a)................................         197,571          299,700
      3,000   Burlington Northern Santa Fe Corp............         272,595          294,563
      4,400   CSX Corp. (with rights)......................         229,534          200,200
      1,400   Delta Air Lines, Inc.........................         135,379          180,950
      2,780   FDX Corp. (a)................................         157,392          174,445
      6,400   Laidlaw, Inc.................................          86,546           78,000

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      7,700   Norfolk Southern Corp........................   $     245,116    $     229,556
      4,350   Southwest Airlines Co........................          92,862          128,869
      5,600   Union Pacific Corp...........................         323,467          247,100
      1,900   US Airways Group, Inc. (a)...................          83,488          150,575
                                                              -------------    -------------
                                                                  1,823,950        1,983,958
                                                              -------------    -------------
              UTILITIES-8.93%
     11,900   AirTouch Communications, Inc. (a)............         456,384          695,406
      3,500   ALLTEL Corp..................................         122,066          162,750
      2,800   Ameren Corp..................................         107,234          111,300
      4,500   American Electric Power Co., Inc.............         201,610          204,188
     22,400   Ameritech Corp...............................         794,395        1,005,200
     32,800   AT&T Corp....................................       1,545,734        1,873,700
      2,900   Baltimore Gas & Electric Co..................          81,879           90,081
     30,818   Bell Atlantic Corp...........................       1,191,392        1,406,071
     20,100   BellSouth Corp...............................       1,007,882        1,349,213
      3,000   Carolina Power & Light Co....................         111,106          130,125
      4,200   Central & South West Corp....................         104,298          112,875
      3,100   Cinergy Corp.................................         103,024          108,500
      5,400   Consolidated Edison, Inc.....................         197,401          248,738
      4,500   Dominion Resources, Inc......................         175,765          183,375
      2,900   DTE Energy Co................................          93,497          117,088
      7,053   Duke Energy Corp.............................         344,624          417,890
      7,500   Edison International.........................         178,591          221,719
      5,000   Entergy Corp.................................         129,825          143,750
      4,500   FirstEnergy Corp.............................         113,894          138,375
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      3,500   FPL Group, Inc...............................   $     178,384    $     220,500
      3,600   Frontier Corp................................          89,116          113,400
      2,600   GPU, Inc.....................................          93,060           98,313
     19,200   GTE Corp.....................................         929,030        1,068,000
      5,774   Houston Industries, Inc......................         134,383          178,272
     14,200   MCI Communications Corp......................         559,625          825,375
      6,000   Nextel Communications, Inc. Class A (a)......         194,844          149,250
      3,000   Niagara Mohawk Power Corp. (a)...............          32,210           44,813
      3,000   Northern States Power Co.....................          77,051           85,875
      6,500   PacifiCorp...................................         143,947          147,063
      4,400   PECO Energy Co...............................         103,850          128,425
      7,500   PG&E Corp....................................         198,222          236,719
      3,100   PP&L Resources, Inc..........................          69,410           70,331
      4,500   Public Service Enterprise Group, Inc.........         126,759          154,969
     37,002   SBC Communications, Inc......................       1,176,715        1,480,080
     13,700   Southern Co..................................         319,778          379,319
      8,700   Sprint Corp..................................         464,698          613,350
      5,702   Texas Utilities Co...........................         228,228          237,346
      4,400   Unicom Corp..................................         121,778          154,275
     10,519   US West, Inc.................................         415,350          494,393
     20,700   WorldCom, Inc. (a)...........................         686,361        1,002,656
                                                              -------------    -------------
                                                                 13,403,400       16,603,068
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 143,407,548    $ 179,597,592
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS-4.30%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-4.10%
   $7,627,578    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $   7,627,578
                                                                 -------------
                 INVESTMENT COMPANY-0.00%
          600    First American Prime Obligation Fund, Current
                   rate -- 5.13%..............................             600
                                                                 -------------
                 U.S. TREASURY BILL-0.20%
      365,000    U.S. Treasury Bill, 5.03%, 9-24-1998 (e).....         360,794
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       7,988,972
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $151,396,458) (b)..........................   $ 187,586,564
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $151,450,878 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $40,004,099
Unrealized depreciation..........................................  (3,868,413)
-----------------------------------------------------------------------------
Net unrealized appreciation......................................  $36,135,686
-----------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.47% of total net assets as of June 30, 1998.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                             MARKET                  UNREALIZED
                                                                              VALUE                  APPRECIATION
                                                               NUMBER OF   COVERED BY                (DEPRECIATION)
ISSUER                                                        CONTRACT(S)  CONTRACT(S)  EXPIRATION   AT 6/30/98
----------------------------------------------------------------------------------------------------------------
                                                                                          September
Standard & Poor's 500.......................................       23      $6,572,250            98  $ 243,813

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-94.40%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              AEROSPACE AND EQUIPMENT-2.13%
     44,300   AlliedSignal, Inc............................   $   1,719,720    $   1,965,812
        400   Boeing Co....................................          20,197           17,825
     15,200   Raytheon Co. Class B.........................         809,372          898,700
                                                              -------------    -------------
                                                                  2,549,289        2,882,337
                                                              -------------    -------------
              APPAREL-0.76%
     24,300   Warnaco Group Class A........................         776,886        1,031,231
                                                              -------------    -------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-0.38%
      7,600   Federal-Mogul Corp...........................         374,598          513,000
                                                              -------------    -------------
              BANKS-8.63%
     22,190   Banc One Corp................................       1,100,338        1,238,479
     17,300   Chase Manhattan Corp.........................         942,595        1,306,150
      8,100   Citicorp.....................................       1,003,061        1,208,925
     19,200   First Union Corp.............................         976,390        1,118,400
     18,600   Mellon Bank Corp.............................         900,647        1,295,025
      4,400   National City Corp...........................         324,320          312,400
     20,700   NationsBank Corp.............................       1,357,696        1,583,550
     35,700   Norwest Corp.................................       1,082,001        1,334,287
     25,600   U.S. Bancorp.................................         881,374        1,100,800
      9,900   Washington Mutual, Inc.......................         439,537          430,031
      2,000   Wells Fargo & Co.............................         633,855          738,000
                                                              -------------    -------------
                                                                  9,641,814       11,666,047
                                                              -------------    -------------
              BEVERAGE-0.67%
     21,900   PepsiCo, Inc.................................         748,552          902,006
                                                              -------------    -------------
              BIOMEDICS, GENETICS RESEARCH AND
              DEVELOPMENT-0.46%
     12,600   Biogen, Inc. (a).............................         488,044          617,400
                                                              -------------    -------------
              BUILDING MATERIALS-0.76%
     17,000   Masco Corp...................................         806,612        1,028,500
                                                              -------------    -------------
              BUSINESS SERVICES AND SUPPLIES-3.94%
      4,400   Ceridian Corp. (a)...........................         245,557          258,500
      9,500   Equifax, Inc.................................         343,392          344,969
     28,700   First Data Corp..............................       1,015,470          956,069
     17,700   Galileo International, Inc...................         611,628          797,606
     20,000   Omnicom Group, Inc...........................         776,926          997,500
     31,316   Tyco International Ltd.......................       1,118,114        1,972,908
                                                              -------------    -------------
                                                                  4,111,087        5,327,552
                                                              -------------    -------------
              CABLE TELEVISION-0.46%
     14,300   Media One Group, Inc. (a)....................         388,966          628,306
                                                              -------------    -------------
              CHEMICALS-0.95%
      7,300   Du Pont (E.I.) de Nemours & Co...............         411,438          544,762
     12,000   Great Lakes Chemical Corp....................         515,645          473,250
      6,400   Hercules, Inc................................         292,648          263,200
                                                              -------------    -------------
                                                                  1,219,731        1,281,212
                                                              -------------    -------------
              COMPUTER-COMMUNICATIONS EQUIPMENT-1.31%
     12,150   Cisco Systems, Inc. (a)......................         574,350        1,118,559
      5,200   Dell Computer Corp. (a)......................         261,616          482,625
      4,000   Sun Microsystems, Inc. (a)...................         178,139          173,750
                                                              -------------    -------------
                                                                  1,014,105        1,774,934
                                                              -------------    -------------
              COMPUTER-SOFTWARE-7.43%
      8,900   Adobe Systems, Inc...........................         432,430          377,694
      4,800   America Online, Inc. (a).....................         423,637          508,800

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     13,700   Automatic Data Processing, Inc...............   $     691,848    $     998,387
     27,400   BMC Software, Inc. (a).......................         767,519        1,423,087
     12,100   Cadence Design Systems, Inc. (a).............         416,787          378,125
     16,500   EMC Corp. (a)................................         550,634          739,406
     18,100   Microsoft Corp. (a)..........................       1,227,069        1,961,587
     17,500   Networks Associates, Inc. (a)................         652,244          837,812
     24,200   Oracle Corp. (a).............................         626,336          594,412
     35,900   Parametric Technology Corp. (a)..............         946,181          973,787
     14,800   Sterling Commerce, Inc. (a)..................         630,745          717,800
     13,900   SunGard Data Systems, Inc. (a)...............         314,087          533,412
                                                              -------------    -------------
                                                                  7,679,517       10,044,309
                                                              -------------    -------------
              CONSUMER DISCRETIONARY-0.65%
     22,300   Hasbro, Inc. (a).............................         811,589          876,669
                                                              -------------    -------------
              CONSUMER GOODS-0.88%
      9,700   Colgate-Palmolive Co.........................         605,021          853,600
      4,200   Unilever N.V. ADR............................         251,653          331,537
                                                              -------------    -------------
                                                                    856,674        1,185,137
                                                              -------------    -------------
              CONSUMER NON-CYCLICAL-0.07%
      2,800   Interstate Bakeries Corp.....................          82,670           92,925
                                                              -------------    -------------
              CONTAINERS AND PACKAGING-0.08%
      2,200   Crown Cork & Seal Company, Inc...............         121,376          104,500
                                                              -------------    -------------
              COSMETICS AND SUNDRIES-0.33%
      7,800   Gillette Co..................................         426,407          442,162
                                                              -------------    -------------
              DIVERSIFIED COMPANIES-0.56%
     23,800   CBS Corp.....................................         756,851          755,650
                                                              -------------    -------------
              DRUGS-8.53%
     10,600   Abbott Laboratories..........................         337,354          433,275
     22,100   American Home Products Corp..................         827,150        1,143,675
     18,100   Bristol-Myers Squibb Co......................       1,717,081        2,080,369
     14,700   Johnson & Johnson............................         891,560        1,084,125
      7,500   Lilly (Eli) & Co., Inc.......................         404,065          495,469
     11,900   Merck & Co., Inc.............................       1,168,712        1,591,625
     15,500   Pfizer, Inc..................................         871,607        1,684,656
        200   R.P. Scherer Corp. (a).......................          15,461           17,725
     12,500   Schering-Plough Corp.........................         655,277        1,145,312
     26,600   Warner-Lambert Co............................       1,198,951        1,845,375
                                                              -------------    -------------
                                                                  8,087,218       11,521,606
                                                              -------------    -------------
              ELECTRICAL EQUIPMENT-1.08%
     16,000   General Electric Co..........................         997,837        1,456,000
                                                              -------------    -------------
              ELECTRIC PRODUCTS-0.37%
      6,000   Honeywell, Inc...............................         438,521          501,375
                                                              -------------    -------------
              ELECTRIC-COMPONENTS AND PARTS-0.33%
      7,300   Linear Technology Corp.......................         422,430          440,281
                                                              -------------    -------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-0.58%
      2,800   Cooper Industries, Inc.......................         185,958          153,825
     10,600   Hewlett-Packard Co...........................         691,299          634,675
                                                              -------------    -------------
                                                                    877,257          788,500
                                                              -------------    -------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.01%
     11,300   Intel Corp...................................         895,491          837,612
     14,700   Maxim Integrated Products, Inc. (a)..........         421,985          465,806

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
      1,000   Texas Instruments, Inc.......................   $      55,759    $      58,312
                                                              -------------    -------------
                                                                  1,373,235        1,361,730
                                                              -------------    -------------
              FINANCE SERVICES-9.21%
     12,400   American Express Co..........................       1,053,116        1,413,600
      4,900   Associates First Capital Corp. Class A.......         390,624          376,687
     17,800   BankBoston Corp..............................         763,193          990,125
     18,100   Block H & R, Inc.............................         673,227          762,462
      5,800   Capital One Financial Corp...................         387,080          720,288
     24,600   Fannie Mae...................................       1,211,968        1,494,450
     41,800   Freddie Mac..................................       1,574,339        1,967,213
     19,400   Household International, Inc.................         810,560          965,150
      7,700   Morgan Stanley, Dean Witter & Co.............         472,257          703,588
     17,100   SLM Holding Corp.............................         736,406          837,900
     36,449   Travelers Group, Inc.........................       1,671,103        2,209,721
                                                              -------------    -------------
                                                                  9,743,873       12,441,184
                                                              -------------    -------------
              FOOD-3.80%
      4,200   Dean Foods Co................................         205,357          230,738
      9,100   Heinz (H.J.) Co..............................         406,615          510,738
      6,200   Hershey Foods Corp...........................         373,500          427,800
      5,300   Ralston -- RALSTON PURINA GROUP..............         470,090          619,106
     36,600   Rentokil Initial plc.........................         199,219          263,504
     41,700   Safeway, Inc. (a)............................       1,184,660        1,696,669
     16,600   Sara Lee Corp................................         754,087          928,563
     13,270   U.S. Foodservice, Inc. (a)...................         458,420          465,279
                                                              -------------    -------------
                                                                  4,051,948        5,142,397
                                                              -------------    -------------
              HEALTH CARE-0.34%
      6,400   Guidant Corporation..........................         436,124          456,400
                                                              -------------    -------------
              HEALTH CARE SERVICES-2.08%
     41,600   HEALTHSOUTH Corp. (a)........................       1,037,595        1,110,200
     13,700   Tenet Healthcare Corp. (a)...................         438,813          428,125
     20,000   United HealthCare Corp.......................       1,093,166        1,270,000
                                                              -------------    -------------
                                                                  2,569,574        2,808,325
                                                              -------------    -------------
              HOTEL AND GAMING-0.45%
     21,600   Hilton Hotels Corporation....................         660,446          615,600
                                                              -------------    -------------
              HOUSEHOLD PRODUCTS-0.99%
     17,200   Kimberly-Clark Corp..........................         882,728          789,050
      6,000   Procter & Gamble Co..........................         370,862          546,375
                                                              -------------    -------------
                                                                  1,253,590        1,335,425
                                                              -------------    -------------
              INSURANCE-3.84%
     35,800   Ace Ltd......................................         914,869        1,396,200
      1,000   Allstate Corp................................          96,632           91,563
      1,200   American International Group, Inc............         145,580          175,200
     12,400   Exel Limited.................................         735,117          964,875
        500   Fairfax Financial Holdings Ltd. (f)..........         167,667          195,158
      1,000   Hartford Financial Services Group, Inc.               100,650          114,375
      8,200   Mid Ocean Ltd................................         454,472          643,700
     21,400   Travelers Property Casualty Corp.............         781,793          917,525
     12,400   Unum Corp....................................         584,507          688,200
                                                              -------------    -------------
                                                                  3,981,287        5,186,796
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS-1.67%
     30,600   Carnival Corp. Class A.......................         689,191        1,212,525
     10,000   Disney (Walt) Co.............................         902,727        1,050,625
                                                              -------------    -------------
                                                                  1,591,918        2,263,150
                                                              -------------    -------------
              MACHINERY-0.48%
     17,200   Teleflex, Inc................................         510,924          653,600
                                                              -------------    -------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              MACHINERY-OIL AND WELL-0.84%
      8,200   Cooper Cameron Corp. (a).....................   $     345,584    $     418,200
     16,200   Halliburton Co...............................         688,516          721,913
                                                              -------------    -------------
                                                                  1,034,100        1,140,113
                                                              -------------    -------------
              MACHINERY-TOOLS-1.46%
     45,800   Danaher Corp.................................       1,322,122        1,680,288
      4,600   SPX Corp.....................................         251,966          296,125
                                                              -------------    -------------
                                                                  1,574,088        1,976,413
                                                              -------------    -------------
              MEDICAL SUPPLIES-1.27%
      8,800   Arterial Vascular Engineering, Inc. (a)......         321,413          314,600
      4,500   STERIS Corp. (a).............................         249,754          286,172
     24,600   US Surgical Corp.............................         843,263        1,122,375
                                                              -------------    -------------
                                                                  1,414,430        1,723,147
                                                              -------------    -------------
              MEDICAL TECHNOLOGY-0.35%
      2,000   Boston Scientific Corp. (a)..................         123,376          143,250
      5,100   Medtronic, Inc. (with rights)................         189,736          325,125
                                                              -------------    -------------
                                                                    313,112          468,375
                                                              -------------    -------------
              METALS-FABRICATING-0.50%
     13,500   Newell Co....................................         555,178          672,469
                                                              -------------    -------------
              METALS-MINING AND MISCELLANEOUS-0.24%
     13,600   Newmont Mining Corp..........................         481,314          321,300
                                                              -------------    -------------
              MISCELLANEOUS-0.12%
      4,000   Stanley Works................................         179,912          166,250
                                                              -------------    -------------
              OFFICE EQUIPMENT AND SUPPLIES-0.75%
     11,700   Compaq Computer Corp.........................         366,253          331,988
      5,100   International Business Machines Corp.                 541,994          585,544
      1,000   Xerox Corp...................................          91,806          101,625
                                                              -------------    -------------
                                                                  1,000,053        1,019,157
                                                              -------------    -------------
              OIL AND GAS FIELD SERVICES-0.40%
      7,000   Camco International, Inc.....................         391,574          545,125
                                                              -------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-0.95%
      8,100   British Petroleum Co. plc ADR................         581,698          714,825
      2,800   Chevron Corp.................................         221,936          232,575
      9,900   USX-Marathon Group, Inc......................         324,421          339,694
                                                              -------------    -------------
                                                                  1,128,055        1,287,094
                                                              -------------    -------------
              OIL-REFINING-1.10%
      4,000   Atlantic Richfield Co........................         308,994          312,500
     15,300   Mobil Corp...................................       1,049,164        1,172,363
                                                              -------------    -------------
                                                                  1,358,158        1,484,863
                                                              -------------    -------------
              PAPER-0.45%
     13,800   Fort James Corp..............................         577,721          614,100
                                                              -------------    -------------
              PERSONAL SERVICES-0.62%
     19,500   Service Corp. International..................         666,914          836,063
                                                              -------------    -------------
              PRINTING-0.38%
      4,400   Donnelley (R.R.) & Sons Co...................         159,921          201,300
      8,000   Valassis Communications, Inc. (a)............         212,612          308,500
                                                              -------------    -------------
                                                                    372,533          509,800
                                                              -------------    -------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              PUBLISHING-1.92%
     13,800   Time Warner, Inc.............................   $     799,286    $   1,179,038
     20,500   Tribune Co...................................       1,147,762        1,410,656
                                                              -------------    -------------
                                                                  1,947,048        2,589,694
                                                              -------------    -------------
              RAILROAD AND RAILROAD EQUIPMENT-0.97%
      5,700   Burlington Northern Santa Fe Corp............         521,841          559,669
     25,000   Norfolk Southern Corp........................         797,538          745,313
                                                              -------------    -------------
                                                                  1,319,379        1,304,982
                                                              -------------    -------------
              REAL ESTATE-INVESTMENT TRUST-1.34%
     20,100   Crescent Real Estate Equities Trust..........         737,012          675,863
     23,600   Starwood Hotels & Resorts....................       1,187,917        1,140,175
                                                              -------------    -------------
                                                                  1,924,929        1,816,038
                                                              -------------    -------------
              RESTAURANTS AND FRANCHISING-0.52%
     10,100   McDonald's Corp..............................         537,211          696,900
                                                              -------------    -------------
              RETAIL-DEPARTMENT STORES-2.27%
      9,000   Dayton Hudson Corp...........................         347,564          436,500
      8,700   Federated Department Stores, Inc. (a)                 362,020          468,169
      9,800   Kohl's Corp. (a).............................         255,383          508,375
     10,900   Neiman-Marcus Group, Inc. (a)................         309,663          473,469
     19,400   Wal-Mart Stores, Inc.........................         729,123        1,178,550
                                                              -------------    -------------
                                                                  2,003,753        3,065,063
                                                              -------------    -------------
              RETAIL-GROCERY-0.68%
     21,700   Fred Meyer, Inc. (a).........................         836,034          922,250
                                                              -------------    -------------
              RETAIL-MISCELLANEOUS-1.02%
     35,342   CVS Corp.....................................       1,018,929        1,376,129
                                                              -------------    -------------
              RETAIL-SPECIALTY-2.07%
     25,300   Cendant Corp. (a)............................         783,340          528,138
     19,100   General Nutrition Companies, Inc. (a)........         518,422          594,488
     11,550   Home Depot, Inc..............................         592,030          959,372
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
     18,900   Rite Aid Corp................................   $     638,530    $     709,931
                                                              -------------    -------------
                                                                  2,532,322        2,791,929
                                                              -------------    -------------
              TELECOMMUNICATIONS-0.73%
      1,000   Lucent Technologies, Inc.....................          36,096           83,188
     12,400   Nokia Oyj Corp., ADR Class A.................         560,011          899,775
                                                              -------------    -------------
                                                                    596,107          982,963
                                                              -------------    -------------
              TELECOMMUNICATION EQUIPMENT-0.73%
     13,800   Tellabs, Inc. (a)............................         822,206          988,425
                                                              -------------    -------------
              TELEPHONE SERVICES-4.84%
     13,800   AirTouch Communications, Inc. (a)............         648,345          806,438
     11,500   ALLTEL Corp..................................         397,784          534,750
     13,600   AT & T Corp..................................         650,090          776,900
     19,400   MCI Communications Corp......................         784,191        1,127,625
     30,700   SBC Communications, Inc......................         962,787        1,228,000
      3,100   Telecomunicacoes Brasileiras S.A.-Telebras
                ADR........................................         350,631          338,481
      1,600   Vodafone Group plc ADR.......................         102,695          201,700
     31,600   WorldCom, Inc. (a)...........................       1,127,833        1,530,625
                                                              -------------    -------------
                                                                  5,024,356        6,544,519
                                                              -------------    -------------
              TEXTILE MANUFACTURING-0.23%
      9,200   Unifi, Inc...................................         356,862          315,100
                                                              -------------    -------------
              TOBACCO-0.99%
     34,000   Philip Morris Companies, Inc.................       1,383,279        1,338,750
                                                              -------------    -------------
              TOYS-0.38%
     12,000   Mattel, Inc..................................         464,737          507,750
                                                              -------------    -------------
              WASTE DISPOSAL-1.07%
     29,200   USA Waste Services, Inc. (a).................       1,202,766        1,441,750
                                                              -------------    -------------
              TOTAL COMMON STOCKS..........................   $ 102,868,010    $ 127,572,757
                                                              -------------    -------------
                                                              -------------    -------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

SHORT-TERM INVESTMENTS-5.54%
--------------------------------------------------------------------------------

   Principal                                                     Market
    Amount                                                      Value (c)
   --------                                                   -------------
                 INVESTMENT COMPANY-1.45%
   $1,954,094    First American Prime Obligation Fund, Current
                   rate -- 5.13%..............................   $   1,954,094
                                                                 -------------
                 DIVERSIFIED FINANCE-0.59%
      800,000    Rio Tinto America, Inc., 5.62%, 7-10-1998
                   (e)........................................         798,773
                                                                 -------------
                 FINANCE COMPANIES-0.55%
      750,000    Preferred Rec Funding, 5.64%, 7-1-1998 (e)...         749,885
                                                                 -------------
                 FOOD-GROCERY, MISCELLANEOUS-2.58%
    2,300,000    Kellogg Company, 5.62%, 7-24-1998............       2,291,551
    1,200,000    Kellogg Company, 5.63%, 7-28-1998............       1,194,848
                                                                 -------------
                                                                     3,486,399
                                                                 -------------
                 UTILITIES-TELEPHONE-0.37%
      500,000    France Telecom, 5.63%, 7-27-1998.............         497,938
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................       7,487,089
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $110,355,099) (b)..........................   $ 135,059,846
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $110,437,276 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $25,969,768
Unrealized depreciation.....................................   (1,347,198)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $24,622,570
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.37% of total net assets as of June 30, 1998.
 (e) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". This security has been determined to be illiquid under the guidelines established by the Board of Directors. The aggregate value of this security at June 30, 1998, was $1,548,658, which represents 1.15% of total net assets.
 (f) Securities sold within the terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 144A security transactions:

DATE ACQUIRED     SHARES/PAR                                         SECURITY                                       COST BASIS
-------------------------------------------------------------------------------------------------------------------------------
3/19/98                  500     Fairfax Financial Holdings Ltd.                                                      $167,667

      The aggregate value of these securities at June 30, 1998, was $195,158, which represents 0.14% of total net assets.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
June 30,1998 (Unaudited)

COMMON STOCKS-92.72%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               AUSTRALIA - 1.75%
    114,200    Broken Hill Proprietary Co. Ltd. -- STEEL AND
                 IRON.......................................   $ 1,126,723     $   965,384
    121,100    Westpac Banking Corp. Ltd. -- BANKS..........       600,706         738,723
                                                               ------------    ------------
                                                                 1,727,429       1,704,107
                                                               ------------    ------------
               DENMARK-1.29%
     14,000    Unidanmark A/S Class A -- BANKS..............       725,372       1,258,107
                                                               ------------    ------------
               FINLAND-0.95%
     76,800    Merita plc A Shares -- BANKS.................       393,689         506,727
     15,000    UPM-Kymmene Corp. -- PAPER...................       307,943         412,831
                                                               ------------    ------------
                                                                   701,632         919,558
                                                               ------------    ------------
               FRANCE-17.05%
     10,610    Alcatel Alsthom -- TELECOMMUNICATIONS........     1,002,308       2,160,256
     18,600    Axa -- INSURANCE.............................     1,263,353       2,091,962
     19,500    Banque Nationale de Paris -- BANKS...........       805,098       1,593,285
      9,450    Compagnie de Saint Gobain -- BUILDING
                 MATERIALS..................................     1,274,171       1,752,142
     18,600    Elf Aquitaine S.A. -- OIL-CRUDE PETROLEUM AND
                 GAS........................................     1,701,089       2,614,952
     14,800    Michelin (C.G.D.E.) Class B -- RUBBER AND
                 PLASTIC....................................       916,273         854,317
     38,488    Rhone -- POULENC S.A. -- BUILDING
                 MATERIALS..................................     1,185,370       2,170,759
      7,000    Suez Lyonnaise des Eaux -- UTILITIES-WATER
                 AND SEWER..................................       887,426       1,152,001
     10,200    Vivendi -- TELECOMMUNICATIONS................     1,203,512       2,178,002
                                                               ------------    ------------
                                                                10,238,600      16,567,676
                                                               ------------    ------------
               GERMANY-10.76%
      2,710    Allianz AG -- INSURANCE......................       928,527         893,324
     13,900    Daimler-Benz AG -- AUTOMOBILE
                 MANUFACTURERS..............................       895,104       1,363,047
     16,600    Daimler-Benz AG -- RTS (A) -- AUTOMOBILE
                 MANUFACTURERS..............................        17,473          18,393
     19,900    Dresdner Bank AG -- BANKS....................       838,068       1,072,726
     34,800    Hoechst AG -- CHEMICALS......................     1,111,940       1,737,108
     12,200    Mannesmann AG -- MACHINERY...................       476,321       1,237,573
     21,670    Metro AG -- CONSUMER GOODS...................     1,013,306       1,314,607
      3,700    Thyssen AG -- STEEL AND IRON.................       747,065         936,787
      2,780    Viag AG -- ELECTRIC PRODUCTS.................     1,185,718       1,879,003
                                                               ------------    ------------
                                                                 7,213,522      10,452,568
                                                               ------------    ------------
               HONG KONG-1.84%
     52,405    HSBC Holdings plc -- BANKS...................     1,163,620       1,281,618
     74,500    Swire Pacific Ltd. "A" -- DIVERSIFIED
                 COMPANIES..................................       600,798         281,228
    233,000    Wharf Holdings Ltd. -- REAL ESTATE...........       632,322         230,035
                                                               ------------    ------------
                                                                 2,396,740       1,792,881
                                                               ------------    ------------
               ITALY-4.58%
    134,800    Credito Italiano -- BANKS....................       276,631         705,642
    179,300    ENI S.p.A. -- OIL-REFINING...................       961,655       1,175,126
     92,000    Istituto Bancario San Paolo di
                 Torino -- BANKS............................     1,378,381       1,327,557
    256,200    Telecom Italia S.p.A -- TELEPHONE SERVICES...       911,853       1,240,247
                                                               ------------    ------------
                                                                 3,528,520       4,448,572
                                                               ------------    ------------
               JAPAN-13.87%
     44,000    Asahi Breweries Ltd. -- BEVERAGE.............       538,438         554,815
     26,000    Honda Motor Co. Ltd. -- AUTOMOBILE
                 MANUFACTURERS..............................       789,347         925,460
     21,000    Ito-Yokado Co. Ltd. -- FOOD..................     1,055,184         988,075
        144    Japan Tobacco, Inc. -- TOBACCO...............     1,092,185         974,284
    101,000    Matsushita Electric Industrial Co.
                 Ltd. -- ELECTRIC PRODUCTS..................     1,769,221       1,622,870
     12,600    Nintendo Co. Ltd. -- TOYS....................       901,597       1,166,625
        176    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................     1,587,942       1,458,371
     41,000    Omron Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       737,397         626,292
     17,800    Orix Corp. -- LEASING........................       676,771       1,201,758
     17,300    Promise Co. Ltd. -- FINANCE SERVICES.........       783,424         711,770

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
June 30,1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
     77,000    Ricoh Co. Ltd. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................   $   925,936     $   810,585
     22,000    Sekisui Chemical Co. Ltd. -- CHEMICALS.......       168,423         112,548
     15,600    Sony Corp. -- ELECTRONIC COMPONENTS..........     1,080,487       1,343,229
    220,000    Sumitomo Trust & Banking Co. -- BANKS........     1,871,689         982,815
                                                               ------------    ------------
                                                                13,978,041      13,479,497
                                                               ------------    ------------
               MALAYSIA-0.27%
    145,000    Genting Berhad -- LEISURE TIME-AMUSEMENTS....       590,817         262,206
                                                               ------------    ------------
               NETHERLANDS-4.05%
     31,350    Heineken NV -- BEVERAGE......................       990,739       1,231,376
     18,800    KPN NV -- TELEPHONE SERVICES.................       528,928         723,646
     17,800    Philips Electronics NV -- ELECTRIC
                 PRODUCTS...................................     1,015,844       1,496,313
     18,800    TNT Post Group NV (a) -- TRANSPORTATION......       362,123         480,582
                                                               ------------    ------------
                                                                 2,897,634       3,931,917
                                                               ------------    ------------
               SINGAPORE-0.40%
    124,000    United Overseas Bank, Ltd. -- BANKS..........       601,030         385,321
                                                               ------------    ------------
               SPAIN-3.94%
     72,000    Argentaria S.A. -- BANKS.....................     1,270,053       1,617,872
     47,673    Telefonica S.A. -- TELECOMMUNICATIONS........     1,243,448       2,207,862
                                                               ------------    ------------
                                                                 2,513,501       3,825,734
                                                               ------------    ------------
               SWEDEN-7.02%
     90,700    ABB AB A Shares -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................     1,441,272       1,285,170
     84,567    Astra AB -- CLASS B SHARES -- DRUGS..........     1,466,970       1,686,052
     54,000    Electrolux AB Ser B -- HOUSEHOLD PRODUCTS....       594,459         927,660
     30,200    Fastights AB Balder (Warrants) (a) -- REAL
                 ESTATE.....................................             0             954
     73,300    Nordbanken Holding AB -- BANKS...............       406,791         537,693
     30,200    Svenska Handelsbanken -- BANKS...............       653,146       1,401,146
     33,000    Volvo AB-B Shares -- AUTOMOBILE
                 MANUFACTURERS..............................       970,158         982,771
                                                               ------------    ------------
                                                                 5,532,796       6,821,446
                                                               ------------    ------------
               SWITZERLAND-7.67%
      8,060    Credit Suisse Group -- REG -- BANKS..........     1,094,915       1,793,414
        468    Nestle S.A. Registered -- FOOD...............       531,175       1,001,535
        670    Novartis AG -- DRUGS.........................       829,644       1,114,900
        690    S.M.H. AG -- MISCELLANEOUS...................       434,122         533,149
        494    SGS Societe Generale de Surveillance Holding
                 S.A. -- BANKS..............................       965,942         837,338
      3,410    Zurich Versicherungs
                 Gesellsharf -- INSURANCE...................     1,152,483       2,176,213
                                                               ------------    ------------
                                                                 5,008,281       7,456,549
                                                               ------------    ------------
               UNITED KINGDOM-17.28%
    140,400    B.A.T. Industries plc -- TOBACCO.............     1,194,888       1,402,030
    306,432    British Aerospace plc -- AEROSPACE AND
                 EQUIPMENT..................................     1,263,181       2,351,895
    126,700    British Petroleum Co.
                 plc -- OIL-MISCELLANEOUS...................     1,733,515       1,844,455
     64,910    Cadbury Schweppes plc -- FOOD................       553,238       1,005,045
    130,814    Diageo, plc -- BEVERAGE......................     1,068,793       1,557,307
     67,320    EMI Group plc -- MISCELLANEOUS...............       725,052         590,259
     66,100    Granada Group plc -- DIVERSIFIED COMPANIES...       926,309       1,217,577
     57,000    Imperial Chemical Industries
                 plc -- CHEMICALS...........................       948,452         914,905
    280,900    LucasVarity plc -- AUTOMOBILE AND MOTOR
                 VEHICLE PARTS..............................       956,252       1,123,664
     94,800    Mirror Group plc -- PUBLISHING...............       290,173         357,473
     93,400    National Power plc -- UTILITIES-ELECTRIC.....       739,376         878,926
     94,300    National Westminster Bank plc -- BANKS.......     1,372,636       1,688,253
     76,300    Prudential Corp. plc -- INSURANCE............       711,883       1,005,721
     79,200    Unilever plc -- CONSUMER GOODS...............       412,343         850,354
                                                               ------------    ------------
                                                                12,896,091      16,787,864
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $70,550,006     $90,094,003
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-0.64%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               ITALY-0.64%
    142,570    Fiat S.p.A. ORD -- AUTOMOBILE
                 MANUFACTURERS..............................   $   473,500     $   624,002
                                                               ------------    ------------
               TOTAL LONG-TERM INVESTMENTS..................   $71,023,506     $90,718,005
                                                               ------------    ------------
                                                               ------------    ------------

SHORT-TERM INVESTMENTS-6.40%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-6.40%
   $6,214,900    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $ 6,214,900
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $77,238,406) (b)...........................   $96,932,905
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $77,283,625 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $23,426,834
Unrealized depreciation..........................................   (3,777,554)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $19,649,280
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
MID CAP STOCK SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-93.36%

--------------------------------------------------------------------------------
                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              BASIC INDUSTRY-10.34%
        700   ABT Building Products Corp. (a)..............   $    10,240    $    12,031
      1,400   Allied Waste Industries, Inc. (a)............        34,756         33,600
        600   America Online, Inc. (a).....................        64,884         63,600
        500   AptarGroup, Inc..............................        30,445         31,094
      1,200   Ball Corp....................................        43,017         48,225
      1,600   Cadence Design Systems, Inc. (a).............        57,829         50,000
      1,700   Caraustar Industries, Inc....................        56,918         49,087
        900   Centex Construction Products, Inc............        34,830         34,650
      1,500   Compuware Corp. (a)..........................        67,186         76,687
      2,100   Crompton & Knowles Corp......................        61,690         52,894
      1,300   Cytec Industries, Inc. (a)...................        73,196         57,525
        300   Federal-Mogul Corp...........................        19,375         20,250
      2,700   International Specialty Products, Inc. (a)...        53,389         50,287
        600   Solectron Corp. (a)..........................        24,336         25,237
                                                              -----------    -----------
                                                                  632,091        605,167
                                                              -----------    -----------
              CAPITAL SPENDING-17.58%
      1,600   AccuStaff, Inc. (a)..........................        58,889         50,000
        600   Apple Computer, Inc. (a).....................        16,896         17,212
        600   Billing Concepts Corp. (a)...................        17,775          9,300
      2,100   BMC Software, Inc. (a).......................        94,887        109,069
        600   Case Corp....................................        39,924         28,950
      2,200   CHS Electronics, Inc. (a)....................        45,837         39,325
      1,200   CORT Business Services Corp. (a).............        50,848         37,800
        400   Cummins Engine Co., Inc......................        20,766         20,500
        900   Danaher Corp.................................        34,026         33,019
      1,000   Gulfstream Aerospace Corp. (a)...............        45,484         46,500
      1,300   Hertz Corp. Class A..........................        62,371         57,606
        600   Keane, Inc. (a)..............................        31,068         33,600
        800   Linear Technology Corp.......................        58,156         48,250
      1,800   Maxim Integrated Products, Inc. (a)..........        66,662         57,037
        900   Networks Associates, Inc. (a)................        38,147         43,087
      1,500   Sabre Group Holdings, Inc. (a)...............        56,557         57,000
      1,400   Snyder Communications, Inc. (a)..............        69,562         61,600
      1,200   Storage Technology Corp. (a).................        48,940         52,050
      1,100   Stratus Computer, Inc. (a)...................        48,013         27,844
      1,100   Tellabs, Inc.(a).............................        75,331         78,787
      1,400   Timken (The) Co..............................        48,025         43,137
      1,300   Waters Corp. (a).............................        68,677         76,619
                                                              -----------    -----------
                                                                1,096,841      1,028,292
                                                              -----------    -----------
              CONSUMER CYCLICAL-17.74%
        800   Computer Task Group, Inc.....................        29,663         26,800
        700   Cracker Barrel Old Country Store, Inc........        27,256         22,225
        900   Dollar Tree Stores, Inc. (a).................        32,133         36,562
      2,700   Family Dollar Stores, Inc....................        48,501         49,950
      1,200   First Security Corp..........................        28,247         25,687
      1,700   Furniture Brands International, Inc. (a).....        53,807         47,706
      1,200   General Nutrition Companies, Inc. (a)........        42,387         37,350
      1,000   Harley-Davidson, Inc.........................        35,784         38,750
        700   King World Productions, Inc. (a).............        19,703         17,850
      2,400   Leggett & Platt, Inc.........................        66,706         60,000
      1,000   Nautica Enterprises, Inc. (a)................        27,494         26,812
        700   New Holland NV (a)...........................        13,890         13,737
        600   Payless ShoeSource, Inc. (a).................        44,018         44,212
      1,700   Proffitt's, Inc. (a).........................        64,768         68,637
        500   Pulitzer Publishing Co.......................        42,082         44,625
        700   RenaissanceRe Holdings, Ltd..................        34,222         32,419
        500   Rohm & Haas Co...............................        55,395         51,969
      1,400   Ross Stores, Inc.............................        61,181         60,200
      1,500   Sterling Software, Inc. (a)..................        44,849         44,344
        200   The McClatchy Co.............................         5,858          6,925
      3,700   TJX Companies, Inc...........................        84,801         89,263
        800   USA Waste Services, Inc. (a).................        38,658         39,500

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
      1,200   VF Corp......................................   $    62,410    $    61,800
        600   Whole Foods Market, Inc. (a).................        37,754         36,300
      1,700   Zale Corp. (a)...............................        52,724         54,081
                                                              -----------    -----------
                                                                1,054,291      1,037,704
                                                              -----------    -----------
              CONSUMER NON-CYCLICAL-7.16%
        800   Alberto-Culver Co............................        24,019         23,200
      1,100   American Power Conversion Corp. (a)..........        35,012         33,000
      1,300   Bowne & Co., Inc.............................        56,146         58,500
      1,600   Cellstar Corp. (a)...........................        25,937         20,700
        500   Estee Lauder Companies, Inc. Class A.........        35,332         34,844
      1,600   Hormel Foods Corp............................        53,564         55,300
        800   IHOP Corp. (a)...............................        35,844         33,100
      1,600   Interstate Bakeries Corp.....................        52,395         53,100
        600   Lancaster Colony Corp........................        25,561         22,725
      1,100   STAR Telecommunications, Inc. (a)............        25,737         24,613
      2,700   Universal Foods Corp.........................        66,948         59,906
                                                              -----------    -----------
                                                                  436,495        418,988
                                                              -----------    -----------
              ENERGY & RELATED-7.68%
      1,900   BEC Energy...................................        76,573         78,850
        800   Cliffs Drilling Co. (a)......................        35,713         26,250
        600   Cooper Cameron Corp. (a).....................        36,168         30,600
      1,200   El Paso Natural Gas Co.......................        44,682         45,900
      1,400   Helmerich & Payne, Inc.......................        42,631         31,150
      1,100   National Fuel Gas Co.........................        50,635         47,919
      1,700   Noble Drilling Corp. (a).....................        54,362         40,906
      1,500   Questar Corp.................................        32,367         29,438
      1,500   Rowan Companies, Inc. (a)....................        42,279         29,156
      1,700   Sun Co., Inc.................................        71,524         65,981
        700   Valero Energy, Corp. (a).....................        22,591         23,275
                                                              -----------    -----------
                                                                  509,525        449,425
                                                              -----------    -----------
              FINANCE-13.44%
        600   A.G. Edwards, Inc............................        28,087         25,613
      1,100   AFLAC, Inc...................................        35,882         33,344
      1,100   Bear Stearns Companies, Inc..................        64,175         62,563
      1,300   Charter One Financial, Inc. (a)..............        42,918         43,794
      1,500   City National Corp...........................        59,529         55,406
        600   CMAC Investment Corp.........................        37,718         36,900
        700   Cullen/Frost Bankers, Inc....................        40,991         37,975
        800   Downey Financial Corp........................        26,405         26,150
      1,200   FIRSTPLUS Financial Group, Inc. (a)..........        60,298         43,200
      1,100   Imperial Bancorp (a).........................        33,144         33,000
      1,200   Mercantile Bankshares Corp...................        45,625         41,775
        550   North Fork Bancorporation, Inc...............        14,910         13,441
      1,700   Old Republic International Corp..............        51,359         49,831
        800   PMI Group, Inc...............................        64,563         58,700
      1,200   Provident Financial Group, Inc...............        63,236         54,750
      1,600   SouthTrust Corp..............................        70,263         69,600
      1,400   T. Rowe Associates, Inc......................        49,788         52,588
        900   Zions Bancorporation.........................        47,508         47,813
                                                              -----------    -----------
                                                                  836,399        786,443
                                                              -----------    -----------
              HEALTH CARE-8.25%
      1,000   Arterial Vascular Engineering, Inc. (a)......        33,450         35,750
      1,600   Ballard Medical Products.....................        40,058         28,800
      1,300   Biogen, Inc. (a).............................        58,529         63,700
      1,900   Biomet, Inc..................................        56,814         62,819
        200   DENTSPLY International, Inc..................         6,283          5,000
      1,100   Elan Corp. (a)...............................        69,055         70,744
        700   Lincare Holdings, Inc........................        30,133         29,444
        700   Rexall Sundown, Inc. (a).....................        24,748         24,675
      1,300   STERIS Corp. (a).............................        71,652         82,672

--------------------------------------------------------------------------------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
      1,700   Watson Pharmaceuticals, Inc. (a).............   $    67,612    $    79,369
                                                              -----------    -----------
                                                                  458,334        482,973
                                                              -----------    -----------
              METALS-MINING AND MISCELLANEOUS-1.04%
      1,700   Bethlehem Steel Corp. (a)....................        27,049         21,144
        200   Cleveland-Cliffs, Inc........................        11,321         10,725
      1,000   General Cable Corp...........................        30,127         28,875
                                                              -----------    -----------
                                                                   68,497         60,744
                                                              -----------    -----------
              TRANSPORTATION-1.35%
        500   GATX Corp. (a)...............................        20,977         21,938
      1,300   Trico Marine Services, Inc. (a)..............        25,888         17,794
        500   UAL Corp. (a)................................        39,008         39,000
                                                              -----------    -----------
                                                                   85,873         78,732
                                                              -----------    -----------
                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              UTILITIES-8.78%
        900   AES Corp. (a)................................   $    45,923    $    47,306
      1,800   Century Telephone Enterprises, Inc...........        80,147         82,575
      2,500   Commonwealth Energy System...................        94,219         94,375
      1,300   DQE, Inc.....................................        46,758         46,800
      1,800   GPU, Inc.....................................        76,460         68,063
      1,100   Montana Power Co.............................        40,650         38,225
      1,500   Pinnacle West Capital Corp...................        66,866         67,500
      1,200   Sierra Pacific Resources.....................        44,090         43,575
      1,700   Tel-Save Holdings, Inc. (a)..................        39,631         25,075
                                                              -----------    -----------
                                                                  534,744        513,494
                                                              -----------    -----------
              TOTAL COMMON STOCKS..........................   $ 5,713,090    $ 5,461,962
                                                              -----------    -----------
                                                              -----------    -----------

SHORT-TERM INVESTMENTS-11.82%

--------------------------------------------------------------------------------
   Principal                                                     Market
    Amount                                                      Value (c)
   ---------                                                   -----------
               BANKS-11.48%
   $671,656    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.42%........   $  671,656
                                                               -----------
               U.S. TREASURY BILL-0.34%
     20,000    U.S. Treasury Bill, 5.13%, 9-24-1998 (e).....       19,770
                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS.................      691,426
                                                               -----------
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $6,404,508) (b)............................   $6,153,388
                                                               -----------
                                                               -----------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $6,404,508 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   148,557
Unrealized depreciation.....................................     (399,677)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (251,120)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

    FINANCIAL FUTURES-LONG
                                                                             MARKET
                                                                              VALUE                  UNREALIZED
                                                                             COVERED                 APPRECIATION
                                                               NUMBER OF       BY                    (DEPRECIATION)
    ISSUER                                                    CONTRACT(S)   CONTRACTS   EXPIRATION   AT 6/30/98
----------------------------------------------------------------------------------------------------------------
                                                                                          September
    Mid Cap 400.............................................        1      $ 182,300             98  $  3,150

FORTIS SERIES FUND, INC.
SMALL CAP VALUE SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-82.02%

--------------------------------------------------------------------------------
                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              AGRICULTURE-0.58%
      1,600   Stratus Computer, Inc. (a)...................   $    56,466    $    40,500
                                                              -----------    -----------
              APPAREL-2.20%
     10,000   Gerber Childrenswear, Inc....................       130,000        154,375
                                                              -----------    -----------
              BANKS-9.77%
      2,700   CCB Financial Group..........................       299,389        286,875
      2,000   Community Bank System, Inc...................        69,977         62,625
      8,000   First Source Bancorp, Inc....................        80,000         77,500
      2,200   GBC Bancorp..................................        55,000         58,300
      3,000   New England Community Bancorp, Inc...........        69,375         69,000
      4,500   Trico Bancshares.............................       151,500        132,187
                                                              -----------    -----------
                                                                  725,241        686,487
                                                              -----------    -----------
              CARPETS AND FLOOR COVERINGS-1.62%
     12,000   Congoleum Corp. Class A......................       119,298        114,000
                                                              -----------    -----------
              CLOSED END GLOBAL COUNTRY FUND-5.90%
     10,000   Central European Value Fund..................       129,250        111,250
     10,000   Emerging Markets Telecomm Fund...............       149,975        125,000
     11,000   Latin American Equity Fund, Inc..............       150,710        114,125
     10,000   Morgan Stanley Asia Pacific Fund.............        64,350         64,375
                                                              -----------    -----------
                                                                  494,285        414,750
                                                              -----------    -----------
              COMPUTER-HARDWARE-3.66%
      8,200   Smart Modular Technologies...................       110,749        119,925
      8,000   Splash Technology Holdings...................       139,698        137,500
                                                              -----------    -----------
                                                                  250,447        257,425
                                                              -----------    -----------
              CONSUMER GOODS-4.43%
     12,900   Jostens, Inc.................................       311,949        311,212
                                                              -----------    -----------
              ELECTRONIC COMPONENTS-1.07%
      5,100   Sawtek, Inc. (a).............................        70,925         75,225
                                                              -----------    -----------
              ELECTRONIC-CONTROLS AND EQUIPMENT-3.61%
     10,400   Brooks Automation, Inc.......................       149,526        135,200
      8,200   CFM Technologies, Inc........................        97,675        118,900
                                                              -----------    -----------
                                                                  247,201        254,100
                                                              -----------    -----------
              MACHINERY-3.81%
     17,500   PPT Vision, Inc..............................       137,271        133,438
      7,300   Speedfam International, Inc..................       174,806        134,594
                                                              -----------    -----------
                                                                  312,077        268,032
                                                              -----------    -----------
              MEDICAL SUPPLIES-1.72%
     12,000   Perrigo Co. (a)..............................       139,687        120,750
                                                              -----------    -----------

                                                                               Market
    Shares                                                     Cost (b)       Value (c)
   --------                                                   -----------    -----------
              OIL AND GAS FIELD SERVICES-3.32%
      5,300   Chieftain International, Inc.................   $   123,676    $   125,544
      8,200   Key Energy Group, Inc........................       138,772        107,625
                                                              -----------    -----------
                                                                  262,448        233,169
                                                              -----------    -----------
              PUBLISHING-3.29%
     13,600   Hollinger International, Inc.................       219,454        231,200
                                                              -----------    -----------
              REAL ESTATE-INVESTMENT TRUST-9.23%
      5,000   Federal Realty Investment Trust..............       122,474        120,313
      3,000   Gables Residential Trust.....................        82,636         81,375
     20,000   IRT Property Co..............................       237,056        220,000
     12,000   Summit Properties, Inc.......................       245,633        227,250
                                                              -----------    -----------
                                                                  687,799        648,938
                                                              -----------    -----------
              RESTAURANTS AND FRANCHISING-1.60%
      6,200   Landry's Seafood Restaurants, Inc. (a).......       125,214        112,181
                                                              -----------    -----------
              RETAIL-DEPARTMENT STORES-1.84%
     18,000   Spiegel, Inc. Cl A...........................       107,375        129,375
                                                              -----------    -----------
              RETAIL-LEISURE TIME-2.30%
      7,000   Eagle Hardware & Garden......................       124,875        161,875
                                                              -----------    -----------
              SAVINGS AND LOANS, MORTGAGE COMPANIES-6.74%
      8,000   First Savings Bank of Washington.............       207,000        202,000
      5,000   St Paul Bancorp..............................       131,800        112,969
     12,000   Warren Bancorp, Inc..........................       151,375        159,000
                                                              -----------    -----------
                                                                  490,175        473,969
                                                              -----------    -----------
              SHIP BUILDING, SHIPPING-4.57%
     12,000   Knightsbridge Tankers Ltd....................       349,788        321,000
                                                              -----------    -----------
              TELECOMMUNICATIONS-4.70%
     14,500   General Communication Cl A...................       112,375         87,906
      9,700   Jones Intercable, Inc. Cl A..................       185,763        242,500
                                                              -----------    -----------
                                                                  298,138        330,406
                                                              -----------    -----------
              TELECOMMUNICATION EQUIPMENT-6.06%
     12,900   Federal Signal Corp..........................       305,010        313,631
     11,200   Hypercom Corp................................       126,109        112,000
                                                              -----------    -----------
                                                                  431,119        425,631
                                                              -----------    -----------
              TOTAL COMMON STOCKS..........................   $ 5,953,961    $ 5,764,600
                                                              -----------    -----------
                                                              -----------    -----------

SHORT-TERM INVESTMENTS-18.13%

--------------------------------------------------------------------------------
    Principal                                                      Market
     Amount                                                       Value (c)
   -----------                                                   -----------
                 BANKS-18.13%
   $1,273,821    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $1,273,821
                                                                 -----------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $7,227,782) (b)............................   $7,038,421
                                                                 -----------
                                                                 -----------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $7,229,282 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   214,405
Unrealized depreciation.....................................     (405,266)
-------------------------------------------------------------------------
Net unrealized depreciation.................................  $  (190,861)
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.57% of total net assets as of June 30, 1998.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-90.85%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ARGENTINA-1.07%
    130,000    Disco S.A. ADR (a)(f) -- RETAIL-GROCERY......   $   2,049,750    $   4,160,000
                                                               -------------    -------------
               AUSTRIA-1.14%
     33,000    OMV AG (e) -- OIL-CRUDE PETROLEUM AND GAS....       3,380,433        4,420,269
                                                               -------------    -------------
               BELGIUM-1.02%
     14,120    Barco N.V. -- TELECOMMUNICATION EQUIPMENT....       1,993,251        3,946,466
                                                               -------------    -------------
               BRAZIL-1.22%
     24,000    Telecomunicacoes Brasileiras S.A.-Telebras
                 ADR (f) -- TELEPHONE SERVICES..............       1,514,978        2,620,500
     52,000    Uniao de Bancos Brasileiros S.A. GDR
                 (f) -- BANKS...............................       1,755,000        1,534,000
     74,000    Votorantim Celulose e Papel S.A. ADR
                 (f) -- PAPER...............................       1,104,080          566,218
                                                               -------------    -------------
                                                                   4,374,058        4,720,718
                                                               -------------    -------------
               CANADA-0.53%
     85,500    Newbridge Networks Corp. ADR
                 (a)(f) -- TELECOMMUNICATIONS...............       2,307,558        2,046,656
                                                               -------------    -------------
               DENMARK-0.07%
      6,900    Vestas Wind Systems A/S
                 (a)(e) -- MACHINERY........................         273,645          272,408
                                                               -------------    -------------
               FINLAND-4.41%
     99,100    KCI Konecranes International plc
                 (e) -- MACHINERY...........................       2,400,981        5,021,380
    164,000    Nokia Oyj K Shares -- TELECOMMUNICATION
                 EQUIPMENT..................................       1,611,926       12,076,187
                                                               -------------    -------------
                                                                   4,012,907       17,097,567
                                                               -------------    -------------
               FRANCE-4.73%
     86,000    Companie Generale de Geophysique S.A. ADR
                 (a)(f) -- OIL AND GAS FIELD SERVICES.......       1,721,790        2,526,250
     10,000    Dexia France -- BANKS........................       1,242,782        1,346,345
     17,500    Groupe Danone -- FOOD........................       2,981,850        4,825,091
     29,100    Michelin (C.G.D.E.) Class B -- RUBBER AND
                 PLASTIC....................................       1,774,454        1,679,772
     63,327    Rhone-Poulenc (Warrants)
                 (a)(f) -- CHEMICALS........................         216,168          403,710
     63,327    Rhone-Poulenc S.A. ADR (f) -- CHEMICALS......       2,572,753        3,558,186
     34,000    Sanofi S.A. -- DRUGS.........................       1,996,096        3,998,346
                                                               -------------    -------------
                                                                  12,505,893       18,337,700
                                                               -------------    -------------
               GERMANY-3.71%
     28,000    Bayerische Vereinsbank AG -- BANKS...........       1,822,118        2,381,163
     45,000    Dresdner Bank AG -- BANKS....................       2,173,463        2,425,762
     10,000    Mannesmann AG -- MACHINERY...................         891,762        1,014,404
    179,660    Phoenix AG -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................       2,898,863        4,125,710
     38,000    SGL Carbon AG -- STEEL AND IRON..............       1,949,942        4,442,105
                                                               -------------    -------------
                                                                   9,736,148       14,389,144
                                                               -------------    -------------
               HONG KONG-0.29%
    210,000    Hutchison Whampoa Ltd. -- DIVERSIFIED
                 COMPANIES..................................       1,379,712        1,108,458
                                                               -------------    -------------
               HUNGARY-1.34%
     35,000    Matav Rt. ADR (a)(f) -- TELEPHONE SERVICES...         652,750        1,030,312
    155,000    MOL Magyar Olaj-es Gazipari Rt. GDR
                 (e) -- OIL-CRUDE PETROLEUM AND GAS.........       1,255,500        4,179,993
                                                               -------------    -------------
                                                                   1,908,250        5,210,305
                                                               -------------    -------------
               ISRAEL-1.56%
     84,000    ECI Telecommunications
                 Ltd. -- TELECOMMUNICATION EQUIPMENT........       1,662,746        3,181,500
     81,000    Teva Pharmaceutical Industries Ltd. ADR
                 (f) -- DRUGS...............................       2,755,500        2,850,187
                                                               -------------    -------------
                                                                   4,418,246        6,031,687
                                                               -------------    -------------
               ITALY-1.82%
    900,000    Banca di Roma (a) -- BANKS...................       1,766,797        1,873,365
     52,000    Industrie Natuzzi S.p.A. ADR
                 (f) -- FURNITURE...........................         765,795        1,352,000
    519,000    Telecom Italia S.p.A. -- TELEPHONE
                 SERVICES...................................       3,457,555        3,820,492
                                                               -------------    -------------
                                                                   5,990,147        7,045,857
                                                               -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               JAPAN-3.90%
    135,000    Canon, Inc. ADR (f) -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................   $   2,113,633    $   3,088,125
     48,000    Honda Motor Co. Ltd. -- AUTOMOBILE
                 MANUFACTURERS..............................       1,813,932        1,708,542
     24,000    Kyocera Corp. -- ELECTRONIC COMPONENTS.......       1,947,177        1,172,461
    118,600    Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                 RADIO, TV, AUDIO...........................       2,231,544          730,648
        439    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................       3,775,023        3,637,641
     30,000    Sony Corp. -- ELECTRONIC COMPONENTS..........       1,951,042        2,583,132
     50,000    Tokyo Electron Limited -- MACHINERY..........       1,894,508        1,531,145
     51,000    Toppan Forms Co. Ltd. (e) -- BUSINESS
                 SERVICES AND SUPPLIES......................         462,911          665,864
                                                               -------------    -------------
                                                                  16,189,770       15,117,558
                                                               -------------    -------------
               MEXICO-1.05%
     51,000    Grupo Televisa S.A. ADR
                 (f) -- BROADCASTING........................       1,798,448        1,918,875
     68,000    Panamerican Beverages, Inc. Class A
                 (f) -- BEVERAGE............................       1,189,321        2,137,750
                                                               -------------    -------------
                                                                   2,987,769        4,056,625
                                                               -------------    -------------
               NETHERLANDS-5.25%
     56,000    ASM Lithography Holding N.V.
                 (a)(f) -- MACHINERY........................       2,209,620        1,627,500
     63,000    IHC Caland N.V. -- OIL AND GAS FIELD
                 SERVICES...................................       2,132,115        3,546,111
    112,500    Randstad Holdings N.V. -- BUSINESS SERVICES
                 AND SUPPLIES...............................       1,260,270        6,774,776
    140,000    VNU-Verenigde Bezit -- PUBLISHING............       3,256,385        5,086,029
     24,000    Wolters Kluwer N.V. -- PUBLISHING............       1,404,741        3,294,071
                                                               -------------    -------------
                                                                  10,263,131       20,328,487
                                                               -------------    -------------
               NORWAY-1.87%
    118,000    Petroleum Geo-Services ADR (a) -- OIL AND GAS
                 FIELD SERVICES.............................       1,587,170        3,599,000
    130,000    Stolt Comex Seaway, S.A. ADR (a) -- OIL AND
                 GAS FIELD SERVICES.........................         916,705        2,518,750
     65,000    Stolt Comex Seaway, S.A. ADR Class A
                 (a) -- OIL AND GAS FIELD SERVICES..........         227,658        1,137,500
                                                               -------------    -------------
                                                                   2,731,533        7,255,250
                                                               -------------    -------------
               PORTUGAL-1.26%
     65,000    Electricidade De Portugal
                 S.A. -- UTILITIES-ELECTRIC.................       1,512,855        1,510,990
     63,800    Portugal Telecom S.A. ADR -- TELEPHONE
                 SERVICES...................................       1,989,354        3,377,412
                                                               -------------    -------------
                                                                   3,502,209        4,888,402
                                                               -------------    -------------
               SPAIN-3.01%
     35,000    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       1,448,791        1,931,870
     70,000    Telefonica S.A. (f) -- TELEPHONE SERVICES....       4,789,094        9,734,375
                                                               -------------    -------------
                                                                   6,237,885       11,666,245
                                                               -------------    -------------
               SWEDEN-3.45%
    276,000    Ericsson (L.M.) Telephone Co. Class B
                 ADR -- TELECOMMUNICATION EQUIPMENT.........       2,352,375        7,900,500
    142,500    Hoganas AB Class B -- CHEMICALS..............       2,474,103        3,180,604
    208,000    Industri-Matematik International Corp.
                 (a) -- COMPUTER-SOFTWARE...................       1,974,108        2,275,000
                                                               -------------    -------------
                                                                   6,800,586       13,356,104
                                                               -------------    -------------
               SWITZERLAND-3.12%
      3,830    Novartis AG -- DRUGS.........................       5,138,617        6,373,233
        300    Roche Holding AG -- DRUGS....................       1,568,202        2,946,005
      7,500    Union Bank of Switzerland -- BANKS...........       2,397,895        2,788,766
                                                               -------------    -------------
                                                                   9,104,714       12,108,004
                                                               -------------    -------------
               TAIWAN-0.23%
     52,500    Taiwan Semiconductor Manufacturing Co. Ltd.
                 ADR (a)(f) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       1,300,950          885,938
                                                               -------------    -------------
               UNITED KINGDOM-6.14%
    800,000    Avis Europe plc -- BUSINESS SERVICES AND
                 SUPPLIES...................................       1,650,954        3,610,632
    491,700    Capita Group plc -- BUSINESS SERVICES AND
                 SUPPLIES...................................       1,050,020        4,229,168
     32,000    Computacenter plc (a)(e) -- BUSINESS SERVICES
                 AND SUPPLIES...............................         350,716          399,906
    110,000    Dr. Solomon's Group plc ADR
                 (a)(f) -- COMPUTER-SOFTWARE................       2,321,250        3,836,250
     36,300    Energis plc (a) -- TELEPHONE SERVICES........         174,091          552,670
     52,000    Glaxo Wellcome plc ADR (f) -- DRUGS..........       2,043,923        3,110,250

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     85,000    JBA Holdings plc -- COMPUTER-SOFTWARE........   $   1,142,196    $     865,117
    675,000    Orange plc (a) -- TELEPHONE SERVICES.........       2,141,022        7,196,654
                                                               -------------    -------------
                                                                  10,874,172       23,800,647
                                                               -------------    -------------
               UNITED STATES-38.66%
    121,000    3Com Corp. (a) -- COMPUTER-COMMUNICATIONS
                 EQUIPMENT..................................       1,486,105        3,713,188
    150,000    AccuStaff, Inc. (a)(f) -- BUSINESS SERVICES
                 AND SUPPLIES...............................       3,418,110        4,687,500
     49,000    ADC Telecommunications, Inc.
                 (a)(f) -- TELECOMMUNICATION EQUIPMENT......         852,495        1,790,031
     66,000    Altera Corp. (a) -- ELECTRONIC-SEMICONDUCTOR
                 AND CAPACITOR..............................       1,388,406        1,951,125
    192,500    Apple South, Inc. (f) -- RESTAURANTS AND
                 FRANCHISING................................       2,430,573        2,514,531
    106,500    Avant! Corp. (a)(f) -- COMPUTER-SOFTWARE.....       2,471,320        2,635,875
    110,000    Bed Bath & Beyond, Inc.
                 (a)(f) -- RETAIL-SPECIALTY.................       2,189,769        5,699,375
    115,500    Blyth Industries, Inc. (a)(f) -- CONSUMER
                 GOODS......................................       3,510,585        3,840,375
     49,000    Camco International, Inc. -- OIL AND GAS
                 FIELD SERVICES.............................       2,097,316        3,815,875
    139,000    Cendant Corp. (a) -- RETAIL-SPECIALTY........       3,296,052        2,901,625
    166,950    Cheesecake Factory (The), Inc.
                 (a)(f) -- RESTAURANTS AND FRANCHISING......       3,046,325        3,777,244
    120,000    Cisco Systems, Inc.
                 (a) -- COMPUTER-COMMUNICATIONS EQUIPMENT...         917,000       11,047,500
     28,000    Citrix Systems, Inc.
                 (a)(f) -- COMPUTER-SOFTWARE................       1,517,175        1,914,500
      9,000    Com21, Inc. (a) -- TELECOMMUNICATIONS........         108,000          191,250
    163,200    Covance, Inc. (a)(f) -- BUSINESS SERVICES AND
                 SUPPLIES...................................       3,177,281        3,672,000
    135,000    Data Processing Resources Corp.
                 (a) -- BUSINESS SERVICES AND SUPPLIES......       2,708,975        4,193,438
    389,500    DSP Communications, Inc. (a) -- ELECTRONIC
                 COMPONENTS.................................       6,671,755        5,355,625
     22,000    Enron Corp. -- NATURAL GAS TRANSMISSIONS.....       1,100,000        1,189,375
     52,000    Galileo International, Inc. -- BUSINESS
                 SERVICES AND SUPPLIES......................       1,274,000        2,343,250
    220,000    Gartner Group, Inc. Class A
                 (a)(f) -- BUSINESS SERVICES AND SUPPLIES...       1,100,000        7,700,000
     70,000    Heller Financial, Inc. (a) -- FINANCE
                 SERVICES...................................       1,890,000        2,100,000
    130,000    Input/Output, Inc. (a) -- OIL AND GAS FIELD
                 SERVICES...................................         934,975        2,315,625
    106,000    Interim Services, Inc. (a) -- BUSINESS
                 SERVICES AND SUPPLIES......................       2,292,250        3,405,250
     27,000    Intuit, Inc. (a)(f) -- COMPUTER-SOFTWARE.....       1,279,125        1,653,750
     79,600    Landry's Seafood Restaurants, Inc.
                 (a)(f) -- RESTAURANTS AND FRANCHISING......       2,344,934        1,440,263
    105,000    Outback Steakhouse, Inc.
                 (a)(f) -- RESTAURANTS AND FRANCHISING......       3,179,413        4,095,000
    146,000    Parametric Technology Corp.
                 (a)(f) -- COMPUTER-SOFTWARE................       1,081,329        3,960,250
     70,100    Perkin-Elmer Corp. (f) -- PRECISION
                 INSTRUMENTS-TEST, RESEARCH.................       5,006,621        4,359,344
     58,500    Pier 1 Imports, Inc. (f) -- RETAIL-HOUSEHOLD
                 FURNITURE..................................       1,621,935        1,396,688
    126,000    Polo Ralph Lauren Corp. (a) -- APPAREL.......       3,047,870        3,528,000
     24,500    Premiere Technologies, Inc. (a) -- BUSINESS
                 SERVICES AND SUPPLIES......................         771,084          203,273
    120,000    R & B Falcon Corp. (a) -- OIL-OFFSHORE
                 DRILLING...................................       2,081,252        2,715,000
     32,600    R.P. Scherer Corp. (a) -- DRUGS..............       1,599,105        2,889,175
    100,000    Service Corp. International -- PERSONAL
                 SERVICES...................................       2,209,570        4,287,500
      3,500    Software.net Corp.
                 (a) -- RETAIL-MISCELLANEOUS................          31,500           66,938
     21,000    Steelcase, Inc. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................         588,000          546,000
     35,700    STERIS Corp. (a) -- MEDICAL SUPPLIES.........         615,731        2,270,297
    170,000    Sykes Enterprises, Inc. (a) -- BUSINESS
                 SERVICES AND SUPPLIES......................       4,100,880        3,410,625
    123,000    Synopsys, Inc. (a)(f) -- COMPUTER-SOFTWARE...       3,207,693        5,627,250
     90,000    Tellabs, Inc. (a)(f) -- TELECOMMUNICATION
                 EQUIPMENT..................................       1,210,073        6,446,250
    180,003    Total Renal Care Holdings, Inc.
                 (a)(f) -- HEALTH CARE SERVICES.............       4,284,899        6,210,097
     78,000    Transocean Offshore, Inc. -- OIL-OFFSHORE
                 DRILLING...................................       2,137,040        3,471,000
     35,000    Univision Communications, Inc.
                 (a) -- BROADCASTING........................       1,365,000        1,303,750
     37,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                 SERVICES...................................       1,338,427        3,182,813
     60,000    Xilinx, Inc.
                 (a)(f) -- ELECTRONIC-SEMICONDUCTOR AND
                 CAPACITOR..................................       1,193,640        2,040,000
     66,800    Xylan Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                 EQUIPMENT..................................       2,244,617        1,991,475
                                                               -------------    -------------
                                                                  96,418,205      149,849,295
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 220,740,922    $ 352,099,790
                                                               -------------    -------------
                                                               -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

PREFERRED STOCKS-4.83%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              BRAZIL-0.45%
    93,000    Petroleo Brasileiro S.A. ADR Preferred
                (f) -- OIL-CRUDE PETROLEUM AND GAS.........   $   2,104,125    $   1,728,759
                                                              -------------    -------------
              GERMANY-4.38%
    25,000    SAP AG Systeme
                Preferred -- COMPUTER-SOFTWARE.............       1,338,914       16,994,460
                                                              -------------    -------------
              TOTAL PREFERRED STOCKS.......................       3,443,039       18,723,219
                                                              -------------    -------------
                                                              -------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $ 224,183,961    $ 370,823,009
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS-5.12%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-3.87%
   $14,999,000    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 5.42%........   $  14,999,000
                                                                  -------------
                  DIVERSIFIED FINANCE-0.32%
     1,242,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.42%......................       1,242,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-0.93%
     3,645,000    Federal Home Loan Mortgage Corp. , 5.58%,
                    8-24-1998..................................       3,614,595
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      19,855,595
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $244,039,556) (b)..........................   $ 390,678,604
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $244,080,246 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $157,661,385
Unrealized depreciation.....................................   (11,063,027)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $146,598,358
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

DATE ACQUIRED       SHARES/PAR                   SECURITY                   COST BASIS
---------------------------------------------------------------------------------------
1998                  32,000      Computacenter plc                         $  350,716
1996 and 1998         99,100      KCI Konecranes International plc           2,400,981
1995                 155,000      MOL Magyar Olaj-es Gazipari Rt. GDR        1,255,500
1996                  33,000      OMV AG                                     3,380,433
1998                  51,000      Toppan Forms Co. Ltd.                        462,911
1998                   6,900      Vestas Wind Systems A/S                      273,645

The aggregate value of these securities at June 30, 1998, was $14,959,820, which represents 3.86% of total net assets.

 (f) Security is fully or partially on loan at June 30, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-86.24%

--------------------------------------------------------------------------------
                                                                              Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                   -----------    -----------
             AEROSPACE AND EQUIPMENT-1.37%
    1,000    United Technologies Corp.....................   $    94,881    $    92,500
                                                             -----------    -----------
             AIRLINES-2.23%
    2,500    Northwest Airlines Corp. (a).................       138,373         96,406
      700    UAL Corp. (a)................................        65,441         54,600
                                                             -----------    -----------
                                                                 203,814        151,006
                                                             -----------    -----------
             BANKS-6.73%
    1,000    Chase Manhattan Corp.........................        70,125         75,500
    1,300    Citicorp.....................................       201,206        194,025
      800    Fifth Third Bancorp..........................        40,650         50,400
    1,600    NationsBank Corp.............................       122,436        122,400
      300    Washington Mutual, Inc.......................        14,937         13,031
                                                             -----------    -----------
                                                                 449,354        455,356
                                                             -----------    -----------
             BEVERAGE-0.38%
      300    Coca-Cola (The) Co...........................        24,196         25,650
                                                             -----------    -----------
             BROADCASTING-2.47%
    4,300    Liberty Media Group (a)......................       150,162        166,894
                                                             -----------    -----------
             BROKERAGE AND INVESTMENT-1.50%
    1,100    Merrill Lynch & Co., Inc.....................        96,224        101,475
                                                             -----------    -----------
             BUSINESS SERVICES AND SUPPLIES-3.82%
    4,100    Tyco International Ltd.......................       222,840        258,300
                                                             -----------    -----------
             COMPUTER-COMMUNICATIONS EQUIPMENT-8.06%
    2,800    Cisco Systems, Inc. (a)......................       197,409        257,775
    3,100    Dell Computer Corp. (a)......................       215,744        287,719
                                                             -----------    -----------
                                                                 413,153        545,494
                                                             -----------    -----------
             COMPUTER-SOFTWARE-2.82%
    1,600    EMC Corp. (a)................................        69,675         71,700
    1,100    Microsoft Corp. (a)..........................       102,114        119,212
                                                             -----------    -----------
                                                                 171,789        190,912
                                                             -----------    -----------
             CONSUMER GOODS-0.39%
      300    Colgate-Palmolive Co.........................        26,040         26,400
                                                             -----------    -----------
             DRUGS-8.22%
    1,300    Bristol-Myers Squibb Co......................       138,202        149,419
    1,100    Humana, Inc..................................        33,249         34,306
    1,300    Merck & Co., Inc.............................       171,765        173,875
      900    Pfizer, Inc..................................        90,157         97,819
    1,100    Schering-Plough Corp.........................        93,267        100,787
                                                             -----------    -----------
                                                                 526,640        556,206
                                                             -----------    -----------
             ELECTRIC PRODUCTS-0.12%
      100    Honeywell, Inc...............................         7,982          8,356
                                                             -----------    -----------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.21%
    1,100    Intel Corp...................................        84,075         81,537
                                                             -----------    -----------
             FINANCE SERVICES-11.39%
    3,531    Associates First Capital Corp. Class A.......       270,316        271,446
      800    Beneficial Corp..............................       107,669        122,550
      600    Fannie Mae...................................        39,780         36,450
      800    Freddie Mac..................................        38,146         37,650
    1,500    Household International, Inc.................        72,200         74,625

                                                                              Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                   -----------    -----------
    2,200    MBNA Corp....................................   $    76,976    $    72,600
    1,700    Morgan Stanley, Dean Witter & Co.............       130,185        155,337
                                                             -----------    -----------
                                                                 735,272        770,658
                                                             -----------    -----------
             FOOD-0.86%
    1,100    Campbell Soup Co.............................        56,047         58,437
                                                             -----------    -----------
             HEALTH CARE SERVICES-1.31%
    1,400    United HealthCare Corp.......................        91,421         88,900
                                                             -----------    -----------
             INSURANCE-1.70%
      400    American International Group, Inc............        51,020         58,400
      400    Progressive Corp. (The)......................        53,070         56,400
                                                             -----------    -----------
                                                                 104,090        114,800
                                                             -----------    -----------
             LEISURE TIME-AMUSEMENTS-2.18%
    1,400    Disney (Walt) Co.............................       160,658        147,087
                                                             -----------    -----------
             MACHINERY-OIL AND WELL-1.71%
    2,600    Halliburton Co...............................       129,765        115,862
                                                             -----------    -----------
             MEDIA-1.26%
    1,200    Gannett Co., Inc.............................        79,941         85,275
                                                             -----------    -----------
             MEDICAL SUPPLIES-0.68%
    1,000    US Surgical Corp.............................        41,882         45,625
                                                             -----------    -----------
             MEDICAL TECHNOLOGY-0.10%
      100    Medtronic, Inc. (with rights)................         5,411          6,375
                                                             -----------    -----------
             MISCELLANEOUS-0.18%
      300    Proffitt's, Inc. (a).........................        11,753         12,112
                                                             -----------    -----------
             OFFICE EQUIPMENT AND SUPPLIES-0.80%
    1,900    Compaq Computer Corp.........................        49,283         53,912
                                                             -----------    -----------
             OIL AND GAS FIELD SERVICES-2.16%
      300    Camco International, Inc.....................        22,783         23,363
    1,800    Schlumberger Ltd.............................       133,433        122,963
                                                             -----------    -----------
                                                                 156,216        146,326
                                                             -----------    -----------
             RETAIL-DEPARTMENT STORES-3.74%
    2,500    Dayton Hudson Corp...........................       111,260        121,250
    1,100    Federated Department Stores, Inc. (a)........        57,177         59,194
    1,400    Kohl's Corp. (a).............................        59,610         72,625
                                                             -----------    -----------
                                                                 228,047        253,069
                                                             -----------    -----------
             RETAIL-SPECIALTY-3.68%
    3,000    Home Depot, Inc..............................       210,188        249,188
                                                             -----------    -----------
             SAVINGS AND LOANS, MORTGAGE COMPANIES-1.68%
    1,600    Ahmanson (H.F.) & Co.........................       124,463        113,600
                                                             -----------    -----------
             TELECOMMUNICATIONS-4.11%
      200    Lucent Technologies, Inc.....................        14,473         16,638
    3,600    Nokia Oyj Corp., ADR Class A.................       217,307        261,225
                                                             -----------    -----------
                                                                 231,780        277,863
                                                             -----------    -----------
             TELECOMMUNICATION EQUIPMENT-1.29%
    1,800    Ericsson (L.M.) Telephone Co. Class B ADR....        46,463         51,525
      500    Tellabs, Inc. (a)............................        31,981         35,813
                                                             -----------    -----------
                                                                  78,444         87,338
                                                             -----------    -----------

FORTIS SERIES FUND, INC.
LARGE CAP GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                              Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                   -----------    -----------
             TELEPHONE SERVICES-4.66%
    4,600    AirTouch Communications, Inc. (a)............   $   226,013    $   268,813
      800    MCI Communications Corp......................        40,538         46,500
                                                             -----------    -----------
                                                                 266,551        315,313
                                                             -----------    -----------
                                                                              Market
   Shares                                                     Cost (b)       Value (c)
   -------                                                   -----------    -----------
             TOBACCO-3.43%
    5,900    Philip Morris Companies, Inc.................   $   235,551    $   232,313
                                                             -----------    -----------
             TOTAL COMMON STOCKS..........................   $ 5,467,913    $ 5,834,139
                                                             -----------    -----------
                                                             -----------    -----------

SHORT-TERM INVESTMENTS-12.53%

--------------------------------------------------------------------------------
   Principal                                                     Market
    Amount                                                      Value (c)
   ---------                                                   -----------
               BANKS-12.53%
   $847,607    U.S. Bank N.A. Money Market Variable Rate
                 Time Deposit, Current rate -- 5.42%........   $  847,607
                                                               -----------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $6,315,520) (b)............................   $6,681,746
                                                               -----------
                                                               -----------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $6,315,520 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   508,054
Unrealized depreciation.....................................     (141,828)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   366,226
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.62% of total net assets as of June 30, 1998.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-90.76%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ADVERTISING-PUBLIC RELATIONS-0.49%
     119,700   Young & Rubicam, Inc.(a).....................   $   3,255,418    $   3,830,400
                                                               -------------    -------------
               AIRLINES-1.15%
     163,100   Alaska Air Group, Inc. (a)...................       9,569,385        8,899,144
                                                               -------------    -------------
               APPAREL-1.68%
     209,000   Tommy Hilfiger Corp. (a).....................       7,768,525       13,062,500
                                                               -------------    -------------
               BANKS-2.84%
     240,048   Banc One Corp................................       5,961,694       13,397,668
     162,000   Zions Bancorporation.........................       8,321,150        8,606,250
                                                               -------------    -------------
                                                                  14,282,844       22,003,918
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-0.92%
     270,200   BioChem Pharma, Inc. (a).....................       6,016,273        7,160,300
                                                               -------------    -------------
               BROADCASTING-0.56%
     117,000   Univision Communications, Inc. (a)...........       3,671,732        4,358,250
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-1.86%
     329,500   AccuStaff, Inc. (a)..........................       8,390,628       10,296,875
     148,300   Viad Corp....................................       4,023,363        4,115,325
                                                               -------------    -------------
                                                                  12,413,991       14,412,200
                                                               -------------    -------------
               CAPITAL SPENDING-1.76%
     360,000   Newpark Resources, Inc. (a)..................       8,383,318        4,005,000
     163,200   Waters Corp. (a).............................       9,557,201        9,618,600
                                                               -------------    -------------
                                                                  17,940,519       13,623,600
                                                               -------------    -------------
               CHEMICALS-1.39%
     427,500   Crompton & Knowles Corp......................      11,888,825       10,767,656
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-4.29%
     296,100   Cisco Systems, Inc. (a)......................       2,473,569       27,259,706
     212,800   Unisys Corp. (a).............................       4,820,471        6,011,600
                                                               -------------    -------------
                                                                   7,294,040       33,271,306
                                                               -------------    -------------
               COMPUTER-HARDWARE-1.25%
     224,000   Storage Technology Corp. (a).................       8,350,435        9,716,000
                                                               -------------    -------------
               COMPUTER-SOFTWARE-13.37%
     501,600   BMC Software, Inc. (a).......................       3,478,985       26,051,850
     226,400   Microsoft Corp. (a)..........................       2,416,862       24,536,100
     135,000   National Instruments Corp. (a)...............       4,516,497        4,826,250
     618,600   Parametric Technology Corp. (a)..............       5,476,673       16,779,525
     495,000   Platinum Technology, Inc. (a)................      13,270,537       14,138,437
     288,419   Sterling Commerce, Inc. (a)..................       2,797,559       13,988,321
      88,200   SunGard Data Systems, Inc. (a)...............       3,160,904        3,384,675
                                                               -------------    -------------
                                                                  35,118,017      103,705,158
                                                               -------------    -------------
               CONSTRUCTION-0.88%
     180,000   Centex Corporation...........................       6,892,061        6,795,000
                                                               -------------    -------------
               DRUGS-2.32%
     180,000   Mylan Laboratories, Inc......................       5,614,288        5,411,250
     270,000   Watson Pharmaceuticals, Inc. (a).............      11,360,667       12,605,625
                                                               -------------    -------------
                                                                  16,974,955       18,016,875
                                                               -------------    -------------
               ELECTRONIC COMPONENTS-1.53%
     283,000   Solectron Corp. (a)..........................       4,309,518       11,903,687
                                                               -------------    -------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-0.99%
     122,800   Uniphase Corp. (a)...........................   $   6,834,504    $   7,709,537
                                                               -------------    -------------
               FINANCE-1.04%
     270,000   Imperial Bancorp (a).........................       8,263,536        8,100,000
                                                               -------------    -------------
               FINANCE SERVICES-8.55%
     210,800   Capital One Financial Corp...................       6,343,017       26,178,725
     406,900   Concord EFS, Inc. (a)........................       8,923,636       10,630,263
     300,000   Franklin Resources, Inc......................       3,604,950       16,200,000
     403,750   MBNA Corp....................................       6,864,397       13,323,750
                                                               -------------    -------------
                                                                  25,736,000       66,332,738
                                                               -------------    -------------
               FREIGHT CARRIERS-0.77%
     135,000   Expeditors International of Washington,
                 Inc........................................       5,790,645        5,940,000
                                                               -------------    -------------
               FURNITURE-0.99%
     315,000   Herman Miller, Inc...........................      10,089,560        7,658,438
                                                               -------------    -------------
               HEALTH CARE SERVICES-5.46%
     686,000   HBO & Co.....................................       6,070,191       24,181,500
     194,100   Omnicare, Inc................................       7,597,516        7,400,063
     312,700   Total Renal Care Holdings, Inc. (a)..........      10,126,718       10,788,150
                                                               -------------    -------------
                                                                  23,794,425       42,369,713
                                                               -------------    -------------
               INSURANCE-4.15%
     253,000   Horace Mann Educators Corp...................       8,841,239        8,728,500
     147,300   Life Re Corp.................................      10,538,287       12,078,600
     176,300   Mercury General Corp.........................      11,377,131       11,360,331
                                                               -------------    -------------
                                                                  30,756,657       32,167,431
                                                               -------------    -------------
               LEISURE TIME-AMUSEMENTS-1.39%
     135,600   Royal Caribbean Cruises Ltd..................       9,200,037       10,780,200
                                                               -------------    -------------
               MACHINERY-OIL AND WELL-1.04%
     157,500   Cooper Cameron Corp. (a).....................       6,350,987        8,032,500
                                                               -------------    -------------
               MEDICAL SUPPLIES-3.93%
     128,100   Sofamor Danek Group, Inc. (a)................      10,693,969       11,088,656
     182,000   STERIS Corp. (a).............................       6,495,597       11,574,063
     309,000   Sybron International Corp. (a)...............       7,337,416        7,802,250
                                                               -------------    -------------
                                                                  24,526,982       30,464,969
                                                               -------------    -------------
               METALS-FABRICATING-0.74%
     107,100   Precision Castparts Corp.....................       6,428,607        5,716,463
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-1.84%
     469,200   Petroleum Geo-Services ADR (a)...............       6,317,222       14,310,600
                                                               -------------    -------------
               OIL-OFFSHORE DRILLING-2.28%
     452,600   R & B Falcon Corp. (a).......................       8,184,848       10,240,075
     167,600   Transocean Offshore, Inc.....................       5,387,312        7,458,200
                                                               -------------    -------------
                                                                  13,572,160       17,698,275
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-1.35%
     196,700   Starbucks Corp. (a)..........................       3,595,457       10,511,156
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-2.90%
     433,800   Kohl's Corp. (a).............................      12,737,527       22,503,375
                                                               -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               RETAIL-GROCERY-1.30%
      45,000   Fred Meyer, Inc. (a).........................   $   2,070,000    $   1,912,500
     135,000   Whole Foods Market, Inc. (a).................       7,810,765        8,167,500
                                                               -------------    -------------
                                                                   9,880,765       10,080,000
                                                               -------------    -------------
               RETAIL-SPECIALTY-7.95%
     252,750   Dollar Tree Stores, Inc. (a).................       5,545,250       10,267,969
     250,800   Home Depot, Inc..............................       7,113,402       20,832,075
     238,975   Office Depot, Inc. (a).......................       4,752,504        7,542,648
     795,187   Staples, Inc. (a)............................       7,902,357       23,010,724
                                                               -------------    -------------
                                                                  25,313,513       61,653,416
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TELECOMMUNICATION EQUIPMENT-3.17%
     270,000   PairGain Technologies, Inc. (a)..............   $   6,188,170    $   4,708,125
     277,300   Tellabs, Inc.(a).............................       2,041,544       19,861,613
                                                               -------------    -------------
                                                                   8,229,714       24,569,738
                                                               -------------    -------------
               TELEPHONE SERVICES-3.36%
     538,000   WorldCom, Inc. (a)...........................       7,819,419       26,059,375
                                                               -------------    -------------
               WASTE DISPOSAL-1.27%
     200,000   USA Waste Services, Inc. (a).................       7,240,616        9,875,000
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 418,224,871    $ 704,058,918
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-9.51%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-4.03%
   $31,242,595    U.S. Bank N.A. Money Market Variable Rate
                    Time Deposit, Current rate -- 5.42%........   $  31,242,595
                                                                  -------------
                  DIVERSIFIED FINANCE-2.12%
    16,472,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.42%......................      16,472,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-3.36%
     7,000,000    Federal Home Loan Mortgage Corp., 5.54%,
                    7-6-1998...................................       6,993,677
     9,300,000    Federal Home Loan Mortgage Corp., 5.58%,
                    7-24-1998..................................       9,266,024
     2,900,000    Federal National Mortgage Association, 5.56%,
                    7-15-1998..................................       2,893,390
     6,900,000    Federal National Mortgage Association, 5.57%,
                    7-17-1998..................................       6,882,177
                                                                  -------------
                                                                     26,035,268
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      73,749,863
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $491,974,734) (b)..........................   $ 777,808,781
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $491,974,734 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $298,686,966
Unrealized depreciation.....................................   (12,852,919)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $285,834,047
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.84% of total net assets as of June 30, 1998.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-86.96%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               AEROSPACE AND EQUIPMENT-0.39%
      24,000   Hexcel Corp. (a).............................   $    757,632    $     543,000
                                                               ------------    -------------
               APPAREL-0.91%
      53,000   North Face, Inc. (a)(e)......................      1,226,416        1,272,000
                                                               ------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND
               DEVELOPMENT-1.17%
      62,000   BioChem Pharma, Inc. (a)(e)..................      1,421,725        1,643,000
                                                               ------------    -------------
               BROADCASTING-1.08%
      60,000   USA Networks, Inc. (a).......................      1,045,876        1,507,500
                                                               ------------    -------------
               BUSINESS SERVICES AND SUPPLIES-12.93%
      27,920   AccuStaff, Inc. (a)(e).......................        696,080          872,500
     121,700   Acxiom Corp. (a).............................      1,559,387        3,034,894
       7,200   Catalina Marketing Corp. (a).................        200,394          373,950
      52,000   Covance, Inc. (a)............................        999,211        1,170,000
      30,900   Envoy Corp. (a)(e)...........................      1,056,232        1,463,887
      30,800   Fastenal Co.(e)..............................      1,089,700        1,430,275
      39,000   Fiserv, Inc. (a).............................        971,656        1,656,281
      32,000   Metamor Worldwide, Inc. (a)(e)...............        853,611        1,126,000
      20,025   Paychex, Inc.................................        382,348          814,767
      26,000   Premiere Technologies, Inc. (a)..............        741,946          215,719
      73,000   Romac International, Inc. (a)................        941,325        2,217,375
      35,000   Saville Systems plc ADR (a)..................      1,179,925        1,754,375
      30,600   Snyder Communications, Inc. (a)..............        615,442        1,346,400
      31,500   Sykes Enterprises, Inc. (a)..................        953,487          631,969
                                                               ------------    -------------
                                                                 12,240,744       18,108,392
                                                               ------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-3.09%
      23,000   Ascend Communications, Inc. (a)..............        697,187        1,139,937
      34,600   Cisco Systems, Inc. (a)......................        428,267        3,185,362
                                                               ------------    -------------
                                                                  1,125,454        4,325,299
                                                               ------------    -------------
               COMPUTER-SOFTWARE-15.95%
      28,000   Aspen Technology, Inc. (a)...................        715,546        1,414,000
      28,000   HNC Software, Inc. (a).......................        926,744        1,142,750
      34,000   Industri-Matematik International Corp. (a)...        680,000          371,875
      67,600   Legato Systems, Inc. (a).....................        583,150        2,636,400
      24,700   Mobius Management Systems, Inc. (a)                  430,599          370,500
      16,500   Networks Associates, Inc. (a)(e).............        694,719          789,937
      99,200   Parametric Technology Corp. (a)..............      1,638,711        2,690,800
      30,000   PeopleSoft, Inc. (a).........................        909,375        1,410,000
      36,000   Platinum Technology, Inc. (a)(e).............        505,640        1,028,250
      52,400   Siebel Systems, Inc. (a).....................        661,756        1,689,900
      54,778   Sterling Commerce, Inc. (a)..................      1,372,022        2,656,726
      54,200   Sterling Software, Inc. (a)..................        649,038        1,602,287
      38,800   Synopsys, Inc. (a)...........................      1,249,501        1,775,100
      30,000   Vantive (The) Corp. (a)(e)...................        910,758          615,000
      13,500   Verio, Inc. (a)..............................        348,362          335,812
      43,762   VERITAS Software Corp. (a)...................        890,173        1,810,653
                                                               ------------    -------------
                                                                 13,166,094       22,339,990
                                                               ------------    -------------
               CONSUMER GOODS-1.00%
      42,000   Blyth Industries, Inc. (a)...................      1,016,960        1,396,500
                                                               ------------    -------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               EDUCATIONAL SERVICES-2.30%
      67,500   Apollo Group, Inc. Class A (a)...............   $    872,434    $   2,231,719
      30,000   Sylvan Learning Systems, Inc. (a)............        990,000          982,500
                                                               ------------    -------------
                                                                  1,862,434        3,214,219
                                                               ------------    -------------
               ELECTRONIC COMPONENTS-0.90%
      74,800   DSP Communications, Inc. (a).................      1,200,040        1,028,500
       5,000   Sanmina Corp. (a)(e).........................        167,187          216,875
       1,300   Sawtek, Inc. (a).............................         43,550           19,175
                                                               ------------    -------------
                                                                  1,410,777        1,264,550
                                                               ------------    -------------
               ELECTRICAL EQUIPMENT-1.30%
      69,750   SLI, Inc. (a)................................      1,311,000        1,822,219
                                                               ------------    -------------
               HEALTH CARE SERVICES-4.10%
      58,700   ABR Information Services, Inc. (a)...........      1,384,309        1,394,125
      29,000   American Oncology Resources, Inc. (a)                291,189          354,344
      22,000   Assisted Living Concepts, Inc. (a)...........        396,762          379,500
      52,500   Omnicare, Inc.(e)............................        891,128        2,001,563
      20,000   PAREXEL International Corp. (a)..............        337,500          727,500
      40,000   Pharmaceutical Product Development, Inc.
                 (a)........................................      1,043,045          880,000
                                                               ------------    -------------
                                                                  4,343,933        5,737,032
                                                               ------------    -------------
               MEDICAL SUPPLIES-2.11%
      41,600   Arterial Vascular Engineering, Inc. (a)......      1,167,374        1,487,200
      17,000   Sofamor Danek Group, Inc. (a)................        836,859        1,471,563
                                                               ------------    -------------
                                                                  2,004,233        2,958,763
                                                               ------------    -------------
               MEDICAL TECHNOLOGY-0.38%
      13,800   Stryker Corp.................................        419,175          529,575
                                                               ------------    -------------
               OIL AND GAS FIELD SERVICES-4.51%
      92,000   Input/Output, Inc. (a).......................      1,512,699        1,638,750
      98,000   Petroleum Geo-Services ADR (a)...............      1,442,883        2,989,000
      60,000   Stolt Comex Seaway S.A. (a)..................        629,194        1,162,500
      30,000   Stolt Comex Seaway, S.A. ADR Class A                 156,257          525,000
                                                               ------------    -------------
                                                                  3,741,033        6,315,250
                                                               ------------    -------------
               OIL-OFFSHORE DRILLING-1.26%
      42,000   Marine Drilling Companies, Inc. (a)..........        677,250          672,000
      48,000   R & B Falcon Corp. (a).......................        836,394        1,086,000
                                                               ------------    -------------
                                                                  1,513,644        1,758,000
                                                               ------------    -------------
               PRECISION INSTRUMENTS-TEST, RESEARCH-1.00%
      28,000   Veritas DGC, Inc. (a)........................      1,169,135        1,398,250
                                                               ------------    -------------
               PRINTING-0.52%
      16,000   Applied Graphics Technologies, Inc. (a)              800,458          732,000
                                                               ------------    -------------
               RESTAURANTS AND FRANCHISING-1.87%
      28,000   Applebee's International, Inc................        711,537          626,500
      16,200   Cracker Barrel Old Country Store, Inc.               419,514          514,350
      37,600   Papa John's International, Inc. (a)..........        997,599        1,482,850
                                                               ------------    -------------
                                                                  2,128,650        2,623,700
                                                               ------------    -------------
               RETAIL-HOUSEHOLD FURNITURE-0.82%
      48,000   Pier 1 Imports, Inc..........................      1,285,859        1,146,000
                                                               ------------    -------------
               RETAIL-MISCELLANEOUS-0.41%
      45,050   Corporate Express, Inc. (a)..................        623,919          571,572
                                                               ------------    -------------

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES (CONTINUED)
Schedule of Investments
June 30, 1998 (Unaudited)

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
               RETAIL-SPECIALTY-10.21%
      53,000   Bed Bath & Beyond, Inc. (a)..................   $  1,139,675    $   2,746,063
      45,900   Cendant Corp. (a)............................        985,999          958,163
      65,250   Dollar Tree Stores, Inc. (a).................      1,406,500        2,650,781
      81,100   Gadzooks, Inc. (a)(e)........................      1,681,466        2,235,319
      41,000   General Nutrition Companies, Inc. (a)........        915,357        1,276,125
      36,000   Just for Feet, Inc. (a)......................      1,252,500        1,026,000
      29,700   Michaels Stores, Inc. (a)....................        799,788        1,047,853
       8,700   Restoration Hardware, Inc. (a)...............        220,073          218,588
      58,400   West Marine, Inc. (a)(e).....................      1,038,792        1,051,200
      34,000   Wet Seal (The), Inc. Class A (a).............        709,750        1,088,000
                                                               ------------    -------------
                                                                 10,149,900       14,298,092
                                                               ------------    -------------
               TELECOMMUNICATIONS-2.41%
      19,500   Primus Telecommunications Group, Inc. (a)....        446,325          369,281
      78,361   Qwest Communications International, Inc.
                 (a)........................................      1,126,864        2,732,840
      30,000   Telegroup, Inc. (a)..........................        594,022          277,500
                                                               ------------    -------------
                                                                  2,167,211        3,379,621
                                                               ------------    -------------
               TELECOMMUNICATION EQUIPMENT-4.86%
      45,000   ADC Telecommunications, Inc. (a).............        769,079        1,643,906
      21,300   Andrew Corp. (with rights) (a)...............        498,823          384,731
                                                                                  Market
    Shares                                                       Cost (b)        Value (c)
   ---------                                                   ------------    -------------
      26,000   CIENA Corp. (a)..............................   $  1,273,969    $   1,810,250
      60,000   PairGain Technologies, Inc. (a)..............      1,705,523        1,046,250
      26,800   Tellabs, Inc.(a).............................        311,000        1,919,550
                                                               ------------    -------------
                                                                  4,558,394        6,804,687
                                                               ------------    -------------
               TELEPHONE SERVICES-9.45%
      18,000   ALLTEL Corp..................................        815,580          837,000
      70,400   ICG Communications, Inc. (a).................      1,501,709        2,574,000
      72,000   Intermedia Communications, Inc. (a)(e)               607,500        3,019,500
      50,000   McLeodUSA, Inc. Class A (a)..................      1,190,951        1,943,750
      55,350   STAR Telecommunications, Inc. (a)............        496,500        1,238,456
      74,722   WorldCom, Inc. (a)(e)........................      1,101,785        3,619,347
                                                               ------------    -------------
                                                                  5,714,025       13,232,053
                                                               ------------    -------------
               WASTE DISPOSAL-2.03%
      57,620   USA Waste Services, Inc. (a).................      1,019,925        2,844,988
                                                               ------------    -------------
               TOTAL COMMON STOCKS..........................   $ 78,224,606    $ 121,766,252
                                                               ------------    -------------
                                                               ------------    -------------

SHORT-TERM INVESTMENTS-13.02%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-4.27%
   $5,981,000    U.S. Bank N.A. Money Market Variable Rate
                   Time Deposit, Current rate -- 5.42%........   $   5,981,000
                                                                 -------------
                 DIVERSIFIED FINANCE-3.98%
    5,564,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.42%......................       5,564,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-4.77%
    6,700,000    Federal Home Loan Mortgage Corp., 5.56%,
                   7-20-1998..................................       6,679,714
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      18,224,714
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $96,449,320) (b)...........................   $ 139,990,966
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At June 30, 1998, the cost of securities for federal income tax purposes was $96,467,027 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation..........................................  $47,853,999
Unrealized depreciation..........................................   (4,330,060)
------------------------------------------------------------------------------
Net unrealized appreciation......................................  $43,523,939
------------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.48% of total net assets as of June 30, 1998.
 (e) Security is fully or partially on loan at June 30, 1998. See Note 1 of accompanying Notes to Financial Statements.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

(Unaudited)

June 30, 1998

--------------------------------------------------------------------------------

                                             MONEY        U.S. GOV'T.     DIVERSIFIED       GLOBAL          HIGH
                                             MARKET       SECURITIES        INCOME           BOND          YIELD
                                             SERIES         SERIES          SERIES          SERIES         SERIES
                                          ------------   -------------   -------------   ------------   ------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $60,325,513    $143,244,675    $111,720,242    $19,597,372    $68,552,227
  Cash on deposit with custodian........          968              71             185             --             --
  Foreign currency on deposit with
    custodian...........................           --              --              --        678,162             --
  Collateral for securities lending
    transactions (Note 1)...............           --              --              --             --             --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --              --              --         55,568             --
    Investment securities sold..........           --              --          33,713        808,504        146,487
    Interest and dividends..............       20,570         980,549       1,484,363        414,002      1,467,421
    Subscriptions of capital stock......      248,909          90,796          54,071         71,378        104,800
  Prepaid expenses......................          540             931           1,078            131          1,430
                                          ------------   -------------   -------------   ------------   ------------
TOTAL ASSETS............................   60,596,500     144,317,022     113,293,652     21,625,117     70,272,365
                                          ------------   -------------   -------------   ------------   ------------
LIABILITIES:
  Bank overdraft........................           --              --              --             --         18,788
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           --              --              --             --             --
  Payable upon return of securities
    loaned (Note 1).....................           --              --              --             --             --
  Payable for investment securities
    purchased...........................           --       4,653,426       2,792,055        801,268        375,000
  Redemptions of capital stock..........      168,155              --         148,994             --          1,319
  Payable for investment advisory and
    management fees (Note 2)............       15,253          53,770          42,540         12,756         28,650
  Accounts payable and accrued
    expenses............................       20,408          43,639          31,319         14,847         11,376
                                          ------------   -------------   -------------   ------------   ------------
TOTAL LIABILITIES.......................      203,816       4,750,835       3,014,908        828,871        435,133
                                          ------------   -------------   -------------   ------------   ------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   55,626,839     140,985,936     104,557,026     20,498,617     64,999,006
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....           --       4,360,208       3,212,857        194,850     (3,880,558)
  Undistributed (excess of distributions
    over) net investment income.........    4,847,184      12,859,428      10,945,903       (124,122)     8,510,993
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................      (81,339)    (18,639,385)     (8,437,042)       226,901        207,791
                                          ------------   -------------   -------------   ------------   ------------
TOTAL NET ASSETS........................  $60,392,684    $139,566,187    $110,278,744    $20,796,246    $69,837,232
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
NET ASSET VALUE PER SHARE...............       $11.32          $11.11          $12.48         $10.98         $11.00
                                          ------------   -------------   -------------   ------------   ------------
                                          ------------   -------------   -------------   ------------   ------------
*Cost...................................  $60,325,513    $138,884,467    $108,507,385    $19,453,580    $72,432,785
**Outstanding shares....................    5,335,230      12,561,509       8,839,901      1,893,579      6,350,171

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

(Unaudited)

June 30, 1998

--------------------------------------------------------------------------------

                                          GLOBAL ASSET       ASSET                        GROWTH &          S & P
                                           ALLOCATION     ALLOCATION        VALUE          INCOME         500 INDEX
                                             SERIES         SERIES          SERIES         SERIES          SERIES
                                          ------------   -------------   ------------   -------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $59,876,644    $549,775,232    $83,574,809    $303,155,868    $187,586,564
  Cash on deposit with custodian........           --             656            730             863              91
  Foreign currency on deposit with
    custodian...........................      483,360              --             --              --              --
  Collateral for securities lending
    transactions (Note 1)...............           --              --             --      28,565,224              --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --              --             --              --              --
    Investment securities sold..........           --              --      1,948,059         233,639              --
    Interest and dividends..............      684,998       2,418,794         97,248         834,541         210,804
    Subscriptions of capital stock......      180,254         167,919         44,563         225,088         616,586
  Prepaid expenses......................        1,213          13,555          1,655           9,613           6,393
                                          ------------   -------------   ------------   -------------   -------------
TOTAL ASSETS............................   61,226,469     552,376,156     85,667,064     333,024,836     188,420,438
                                          ------------   -------------   ------------   -------------   -------------
LIABILITIES:
  Bank overdraft........................           --              --             --              --              --
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................       32,463              --             --              --              --
  Payable upon return of securities
    loaned (Note 1).....................           --              --             --      28,565,224              --
  Payable for investment securities
    purchased...........................       86,508       7,646,995      3,574,840       2,431,127       2,128,218
  Redemptions of capital stock..........           --              --         10,630              --         157,652
  Payable for investment advisory and
    management fees (Note 2)............       44,600         205,966         45,784         153,542          57,639
  Accounts payable and accrued
    expenses............................       28,800          84,915          8,496          28,884          62,391
                                          ------------   -------------   ------------   -------------   -------------
TOTAL LIABILITIES.......................      192,371       7,937,876      3,639,750      31,178,777       2,405,900
                                          ------------   -------------   ------------   -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   50,180,729     396,932,505     70,642,668     212,757,973     147,794,209
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    8,287,315     109,269,296      5,596,587      76,456,976      36,433,919
  Undistributed (excess of distributions
    over) net investment income.........      374,029       7,427,897        427,064       3,467,114         909,926
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................    2,192,025      30,808,582      5,360,995       9,163,996         876,484
                                          ------------   -------------   ------------   -------------   -------------
TOTAL NET ASSETS........................  $61,034,098    $544,438,280    $82,027,314    $301,846,059    $186,014,538
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
NET ASSET VALUE PER SHARE...............       $14.44          $19.79         $14.81          $20.69          $17.53
                                          ------------   -------------   ------------   -------------   -------------
                                          ------------   -------------   ------------   -------------   -------------
*Cost...................................  $51,562,192    $440,505,936    $77,978,222    $226,698,892    $151,396,458
**Outstanding shares....................    4,227,105      27,512,557      5,538,786      14,589,142      10,608,937

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            BLUE CHIP     INTERNATIONAL    MID CAP      SMALL CAP       GLOBAL        LARGE CAP
                                              STOCK          STOCK          STOCK         VALUE         GROWTH         GROWTH
                                             SERIES          SERIES        SERIES        SERIES         SERIES         SERIES
                                          -------------   ------------   -----------   -----------   -------------   -----------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $135,059,846    $96,932,905    $6,153,388    $7,038,421    $390,678,604    $6,681,746
  Cash on deposit with custodian........            --             --            21            --           1,761            --
  Foreign currency on deposit with
    custodian...........................            --             --            --            --              --            --
  Collateral for securities lending
    transactions (Note 1)...............            --             --            --            --      93,412,589            --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................            --            506            --            --              --            --
    Investment securities sold..........            --         14,279       378,325        22,087         387,335            --
    Interest and dividends..............        98,795        580,163         4,572        10,637         447,842         7,149
    Subscriptions of capital stock......       429,479         62,780        13,235       158,941          54,705        82,251
  Prepaid expenses......................         4,794          2,592        13,114         8,224           3,898         6,980
                                          -------------   ------------   -----------   -----------   -------------   -----------
TOTAL ASSETS............................   135,592,914     97,593,225     6,562,655     7,238,310     484,986,734     6,778,126
                                          -------------   ------------   -----------   -----------   -------------   -----------
LIABILITIES:
  Bank overdraft........................            --             --            --            --              --            --
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................            --             --            --            --           4,395            --
  Payable upon return of securities
    loaned (Note 1).....................            --             --            --            --      93,412,589            --
  Payable for investment securities
    purchased...........................       355,393        330,133       707,154       204,427       3,359,954         6,651
  Redemptions of capital stock..........            --             --            --            --         348,603            --
  Payable for investment advisory and
    management fees (Note 2)............        93,251         66,413         4,016         4,502         219,041         4,460
  Accounts payable and accrued
    expenses............................         9,470         33,444         1,031         1,190          72,717         2,381
                                          -------------   ------------   -----------   -----------   -------------   -----------
TOTAL LIABILITIES.......................       458,114        429,990       712,201       210,119      97,417,299        13,492
                                          -------------   ------------   -----------   -----------   -------------   -----------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   107,447,451     73,256,321     6,127,070     7,214,612     223,237,744     6,404,106
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....    24,704,749     19,691,935      (247,970)     (189,361)    146,635,913       366,226
  Undistributed (excess of distributions
    over) net investment income.........       283,215      1,760,338        17,409        38,187       1,277,743         4,071
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................     2,699,385      2,454,641       (46,055)      (35,247)     16,418,035        (9,769)
                                          -------------   ------------   -----------   -----------   -------------   -----------
TOTAL NET ASSETS........................  $135,134,800    $97,163,235    $5,850,454    $7,028,191    $387,569,435    $6,764,634
                                          -------------   ------------   -----------   -----------   -------------   -----------
                                          -------------   ------------   -----------   -----------   -------------   -----------
NET ASSET VALUE PER SHARE...............        $17.25         $15.84         $9.43         $9.60          $23.40        $10.60
                                          -------------   ------------   -----------   -----------   -------------   -----------
                                          -------------   ------------   -----------   -----------   -------------   -----------
*Cost...................................  $110,355,099    $77,238,406    $6,404,508    $7,227,782    $244,039,556    $6,315,520
**Outstanding shares....................     7,832,230      6,134,407       620,083       732,311      16,560,566       638,002

                                             GROWTH        AGGRESSIVE
                                              STOCK          GROWTH
                                             SERIES          SERIES
                                          -------------   -------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $777,808,781    $139,990,966
  Cash on deposit with custodian........           683             386
  Foreign currency on deposit with
    custodian...........................            --              --
  Collateral for securities lending
    transactions (Note 1)...............            --      14,099,277
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................            --              --
    Investment securities sold..........       268,984              --
    Interest and dividends..............       287,224          55,905
    Subscriptions of capital stock......       178,659          80,279
  Prepaid expenses......................        10,132           8,528
                                          -------------   -------------
TOTAL ASSETS............................   778,554,463     154,235,341
                                          -------------   -------------
LIABILITIES:
  Bank overdraft........................            --              --
  Unrealized depreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................            --              --
  Payable upon return of securities
    loaned (Note 1).....................            --      14,099,277
  Payable for investment securities
    purchased...........................     1,961,673              --
  Redemptions of capital stock..........       330,732          19,733
  Payable for investment advisory and
    management fees (Note 2)............       376,397          74,775
  Accounts payable and accrued
    expenses............................       136,467          25,682
                                          -------------   -------------
TOTAL LIABILITIES.......................     2,805,269      14,219,467
                                          -------------   -------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share -- authorized
    20,000,000,000 shares;**............   350,925,614     110,667,013
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....   285,834,047      43,541,646
  Undistributed (excess of distributions
    over) net investment income.........     3,448,672         259,743
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................   135,540,861     (14,452,528)
                                          -------------   -------------
TOTAL NET ASSETS........................  $775,749,194    $140,015,874
                                          -------------   -------------
                                          -------------   -------------
NET ASSET VALUE PER SHARE...............        $42.44          $15.70
                                          -------------   -------------
                                          -------------   -------------
*Cost...................................  $491,974,734    $ 96,449,320
**Outstanding shares....................    18,280,784       8,917,139

FORTIS SERIES FUND, INC.

Statements of Operations

(Unaudited)

For the Six-Month Period Ended June 30, 1998

--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.   DIVERSIFIED     GLOBAL         HIGH
                                            MARKET      SECURITIES      INCOME         BOND         YIELD
                                            SERIES        SERIES        SERIES        SERIES        SERIES
                                          -----------   -----------   -----------   ----------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $1,647,692    $4,355,725    $3,895,765    $ 544,760    $ 3,356,246
    Dividend Income.....................          --            --            --           --             --
    Fee income (Note 1).................          --            --            --           --             --
                                          -----------   -----------   -----------   ----------   ------------
  Total Income *........................   1,647,692     4,355,725     3,895,765      544,760      3,356,246
                                          -----------   -----------   -----------   ----------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      88,036       325,570       252,152       77,010        164,290
    Legal and auditing fees (Note 2)....      10,017        16,017        12,844       10,870         10,761
    Custodian fees......................       7,141        13,736        12,001        4,896          7,429
    Shareholders' notices and reports...       7,042        18,348        10,513        2,018          3,769
    Amortization of organization costs
      (Note 1)..........................          --            --            --           --             --
    Registration fees...................          --            --            --           --             --
    Directors' fees and expenses........       1,190         3,025         2,023          391            942
    Other...............................         691         4,364         2,707          745          1,141
                                          -----------   -----------   -----------   ----------   ------------
  Total Expenses........................     114,117       381,060       292,240       95,930        188,332
      Less reimbursable expenses (Note
        2)..............................          --            --            --           --             --
                                          -----------   -----------   -----------   ----------   ------------
      Net Expenses......................     114,117       381,060       292,240       95,930        188,332
                                          -----------   -----------   -----------   ----------   ------------
NET INVESTMENT INCOME...................   1,533,575     3,974,665     3,603,525      448,830      3,167,914
                                          -----------   -----------   -----------   ----------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --     1,137,136     1,041,434      156,043       (197,027)
    Foreign currency transactions.......          --            --            --     (371,671)            --
    Future contracts....................          --            --            --           --             --
                                          -----------   -----------   -----------   ----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....          --     1,137,136     1,041,434     (215,628)      (197,027)
                                          -----------   -----------   -----------   ----------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................          --       413,230      (322,366)      80,061     (1,720,218)
  Translation of assets and liabilities
    denominated in foreign currency.....          --            --            --      330,801             --
                                          -----------   -----------   -----------   ----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........          --       413,230      (322,366)     410,862     (1,720,218)
                                          -----------   -----------   -----------   ----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................          --     1,550,366       719,068      195,234     (1,917,245)
                                          -----------   -----------   -----------   ----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $1,533,575    $5,525,031    $4,322,593    $ 644,064    $ 1,250,669
                                          -----------   -----------   -----------   ----------   ------------
                                          -----------   -----------   -----------   ----------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                         $ 19,556
  Asset Allocation Series                       5,948
  Global Asset Allocation Series               41,970
  S & P 500 Index Series                       11,993
  Blue Chip Stock Series                        2,932
  Global Growth Series                        244,914
  Growth Stock Series                           3,113
  International Stock Series                  112,719

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

** FOR THE PERIOD MARCH 25, 1998 (INCEPTION) TO JUNE 30, 1998.

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET         ASSET                       GROWTH &        S & P        BLUE CHIP
                                          ALLOCATION     ALLOCATION       VALUE         INCOME       500 INDEX        STOCK
                                            SERIES         SERIES        SERIES         SERIES         SERIES         SERIES
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $  617,666    $ 7,496,135    $  198,520    $ 1,177,899    $   171,482    $   221,057
    Dividend Income.....................     368,832      1,075,133       492,485      3,186,628      1,063,813        538,716
    Fee income (Note 1).................          --             --            --         23,664             --             --
                                          -----------   ------------   -----------   ------------   ------------   ------------
  Total Income *........................     986,498      8,571,268       691,005      4,388,191      1,235,295        759,773
                                          -----------   ------------   -----------   ------------   ------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     257,445      1,208,111       244,452        877,537        296,296        476,351
    Legal and auditing fees (Note 2)....      11,197         21,274        10,057         12,546          9,769         10,091
    Custodian fees......................      17,361         33,473         6,546         12,645         12,744         10,934
    Shareholders' notices and reports...       2,826         43,440         1,884         11,654          3,620          2,281
    Amortization of organization costs
      (Note 1)..........................          --             --            --             --             --             --
    Registration fees...................          --             --            --             --             --             --
    Directors' fees and expenses........       2,241          6,744           431          3,124            774            575
    Other...............................      11,894         11,058           571          3,571          6,820            881
                                          -----------   ------------   -----------   ------------   ------------   ------------
  Total Expenses........................     302,964      1,324,100       263,941        921,077        330,023        501,113
      Less reimbursable expenses (Note
        2)..............................          --             --            --             --             --             --
                                          -----------   ------------   -----------   ------------   ------------   ------------
      Net Expenses......................     302,964      1,324,100       263,941        921,077        330,023        501,113
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET INVESTMENT INCOME...................     683,534      7,247,168       427,064      3,467,114        905,272        258,660
                                          -----------   ------------   -----------   ------------   ------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   1,592,004     28,945,471     4,890,562      9,077,285        100,632      3,060,882
    Foreign currency transactions.......    (425,239)            --            --             --             --            (61)
    Future contracts....................          --             --            --             --        651,463             --
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....   1,166,765     28,945,471     4,890,562      9,077,285        752,095      3,060,821
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   2,343,517     23,400,326     1,091,181     13,882,758     21,688,097     12,711,251
  Translation of assets and liabilities
    denominated in foreign currency.....     371,534             --            --             --             --             54
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   2,715,051     23,400,326     1,091,181     13,882,758     21,688,097     12,711,305
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   3,881,816     52,345,797     5,981,743     22,960,043     22,440,192     15,772,126
                                          -----------   ------------   -----------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $4,565,350    $59,592,965    $6,408,807    $26,427,157    $23,345,464    $16,030,786
                                          -----------   ------------   -----------   ------------   ------------   ------------
                                          -----------   ------------   -----------   ------------   ------------   ------------


                                          INTERNATIONAL   MID CAP
                                             STOCK         STOCK
                                             SERIES      SERIES **
                                          ------------   ----------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $   103,047    $  16,787
    Dividend Income.....................    1,254,575        7,771
    Fee income (Note 1).................           --           --
                                          ------------   ----------
  Total Income *........................    1,357,622       24,558
                                          ------------   ----------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................      376,328       11,135
    Legal and auditing fees (Note 2)....       11,505        2,871
    Custodian fees......................       24,935          594
    Shareholders' notices and reports...        5,058           89
    Amortization of organization costs
      (Note 1)..........................           --          349
    Registration fees...................           --           51
    Directors' fees and expenses........        1,141           47
    Other...............................        1,250          185
                                          ------------   ----------
  Total Expenses........................      420,217       15,321
      Less reimbursable expenses (Note
        2)..............................           --       (8,172)
                                          ------------   ----------
      Net Expenses......................      420,217        7,149
                                          ------------   ----------
NET INVESTMENT INCOME...................      937,405       17,409
                                          ------------   ----------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    3,405,231      (48,905)
    Foreign currency transactions.......      (14,656)          --
    Future contracts....................           --        2,850
                                          ------------   ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    3,390,575      (46,055)
                                          ------------   ----------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   10,536,131     (247,970)
  Translation of assets and liabilities
    denominated in foreign currency.....        2,457           --
                                          ------------   ----------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   10,538,588     (247,970)
                                          ------------   ----------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   13,929,163     (294,025)
                                          ------------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $14,866,568    $(276,616)
                                          ------------   ----------
                                          ------------   ----------

FORTIS SERIES FUND, INC.

(Unaudited)

For the Six-Month Period Ended June 30, 1998

--------------------------------------------------------------------------------

                                          SMALL CAP       GLOBAL      LARGE CAP      GROWTH        AGGRESSIVE
                                            VALUE         GROWTH       GROWTH         STOCK          GROWTH
                                          SERIES **       SERIES      SERIES **      SERIES          SERIES
                                          ----------   ------------   ---------   -------------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $  19,408    $   386,591    $  9,271    $  2,757,660    $   435,979
    Dividend Income.....................     32,017      1,844,134       9,073         786,421         14,806
    Fee income (Note 1).................         --         62,169          --              --         31,926
                                          ----------   ------------   ---------   -------------   ------------
  Total Income *........................     51,425      2,292,894      18,344       3,544,081        482,711
                                          ----------   ------------   ---------   -------------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     11,764      1,293,888      11,808       2,250,380        443,202
    Legal and auditing fees (Note 2)....      2,769         19,836       2,664          26,083         11,306
    Custodian fees......................        562         34,603       1,400          41,506          9,174
    Shareholders' notices and reports...         84         27,274         448          70,565          5,764
    Amortization of organization costs
      (Note 1)..........................         --             --         349              --             --
    Registration fees...................          2             --          26              --             --
    Directors' fees and expenses........         44          6,347          47          13,092          2,033
    Other...............................         22          8,649          71          18,125          2,613
                                          ----------   ------------   ---------   -------------   ------------
  Total Expenses........................     15,247      1,390,597      16,813       2,419,751        474,092
      Less reimbursable expenses (Note
        2)..............................     (2,009)            --      (2,540)             --             --
                                          ----------   ------------   ---------   -------------   ------------
      Net Expenses......................     13,238      1,390,597      14,273       2,419,751        474,092
                                          ----------   ------------   ---------   -------------   ------------
NET INVESTMENT INCOME...................     38,187        902,297       4,071       1,124,330          8,619
                                          ----------   ------------   ---------   -------------   ------------
REALIZED & UNREALIZED GAIN (LOSS) ON
  INVESTMENTS & FOREIGN CURRENCY
  TRANSACTIONS: (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................    (35,247)    17,341,248      (9,769)    101,313,741      1,290,693
    Foreign currency transactions.......         --        (14,811)         --              --             --
    Future contracts....................         --             --          --              --             --
                                          ----------   ------------   ---------   -------------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS.....    (35,247)    17,326,437      (9,769)    101,313,741      1,290,693
                                          ----------   ------------   ---------   -------------   ------------
NET CHANGES IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   (189,361)    34,275,712     366,226       6,604,745     15,294,738
  Translation of assets and liabilities
    denominated in foreign currency.....         --          4,076          --              --             --
                                          ----------   ------------   ---------   -------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS.........   (189,361)    34,279,788     366,226       6,604,745     15,294,738
                                          ----------   ------------   ---------   -------------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY......................   (224,608)    51,606,225     356,457     107,918,486     16,585,431
                                          ----------   ------------   ---------   -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.............  $(186,421)   $52,508,522    $360,528    $109,042,816    $16,594,050
                                          ----------   ------------   ---------   -------------   ------------
                                          ----------   ------------   ---------   -------------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                         $ 19,556
  Asset Allocation Series                       5,948
  Global Asset Allocation Series               41,970
  S & P 500 Index Series                       11,993
  Blue Chip Stock Series                        2,932
  Global Growth Series                        244,914
  Growth Stock Series                           3,113
  International Stock Series                  112,719

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

** FOR THE PERIOD MARCH 25, 1998 (INCEPTION) TO JUNE 30, 1998.

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                                 U.S. GOVERNMENT
                                               MONEY MARKET SERIES              SECURITIES SERIES
-------------------------------------------------------------------------------------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,
                                           (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  1,533,575    $  3,313,980    $  3,974,665    $  8,872,753
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................            --              --       1,137,136       1,395,092
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................            --           3,000         413,230       2,349,632
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     1,533,575       3,316,980       5,525,031      12,617,477
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --      (2,705,380)             --     (10,443,459)
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --              --         (12,585)
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --      (2,705,380)             --     (10,456,044)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........    24,835,932      61,306,146       8,887,802       8,542,021
  Proceeds from shares issued as a
    result of reinvested dividends......            --       2,705,380              --      10,456,044
  Less cost of repurchase...............   (22,986,058)    (69,520,242)    (16,916,510)    (40,767,607)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............     1,849,874      (5,508,716)     (8,028,708)    (21,769,542)
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     3,383,449      (4,897,116)     (2,503,677)    (19,608,109)
NET ASSETS:
  Beginning of period...................    57,009,235      61,906,351     142,069,864     161,677,973
                                          -------------   -------------   -------------   -------------
  End of period (Note 4)................  $ 60,392,684    $ 57,009,235    $139,566,187    $142,069,864
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                                            DIVERSIFIED INCOME SERIES         GLOBAL BOND SERIES
-----------------------------------------------------------------------------------------------------
                                                                            FOR THE
                                             FOR THE                       SIX-MONTH
                                            SIX-MONTH        FOR THE      PERIOD ENDED     FOR THE
                                          PERIOD ENDED     YEAR ENDED       JUNE 30,      YEAR ENDED
                                          JUNE 30, 1998   DECEMBER 31,        1998       DECEMBER 31,
                                           (UNAUDITED)        1997        (UNAUDITED)        1997
                                          -------------   -------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $  3,603,525    $  7,325,647    $   448,830    $   879,335
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................     1,041,434         269,397       (215,628)      (482,718)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................      (322,366)      2,635,067        410,862       (360,352)
                                          -------------   -------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................     4,322,593      10,230,111        644,064         36,265
                                          -------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --      (7,363,139)            --       (692,786)
  From net realized gains on
    investments.........................            --              --             --       (189,105)
  Excess distributions of net realized
    gains...............................            --         (16,851)            --             --
                                          -------------   -------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --      (7,379,990)            --       (881,891)
                                          -------------   -------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........     5,831,237       5,081,901      1,350,340      3,704,954
  Proceeds from shares issued as a
    result of reinvested dividends......            --       7,379,990             --        881,891
  Less cost of repurchase...............    (5,075,026)    (15,942,672)    (1,890,127)    (3,276,871)
                                          -------------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............       756,211      (3,480,781)      (539,787)     1,309,974
                                          -------------   -------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     5,078,804        (630,660)       104,277        464,348
NET ASSETS:
  Beginning of period...................   105,199,940     105,830,600     20,691,969     20,227,621
                                          -------------   -------------   ------------   ------------
  End of period (Note 4)................  $110,278,744    $105,199,940    $20,796,246    $20,691,969
                                          -------------   -------------   ------------   ------------
                                          -------------   -------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS SERIES FUND, INC.

                                                                                  GLOBAL ASSET
                                                HIGH YIELD SERIES               ALLOCATION SERIES
-------------------------------------------------------------------------------------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                           PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1998    DECEMBER 31,   JUNE 30, 1998    DECEMBER 31,
                                           (UNAUDITED)         1997        (UNAUDITED)         1997
                                          --------------   ------------   --------------   ------------
OPERATIONS:
  Net investment income.................  $   3,167,914    $ 5,322,072    $     683,534    $ 1,091,307
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................       (197,027)     1,616,252        1,166,765      2,194,474
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................     (1,720,218)    (2,246,434)       2,715,051      2,474,960
                                          --------------   ------------   --------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................      1,250,669      4,691,890        4,565,350      5,760,741
                                          --------------   ------------   --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............             --        (57,517)              --       (958,004)
  From net realized gains on
    investments.........................             --             --               --     (1,725,819)
  Excess distributions of net realized
    gains...............................             --        (21,313)              --             --
                                          --------------   ------------   --------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....             --        (78,830)              --     (2,683,823)
                                          --------------   ------------   --------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........     12,579,713     17,384,708        5,828,555     11,926,186
  Proceeds from shares issued as a
    result of reinvested dividends......             --         78,830               --      2,683,823
  Less cost of repurchase...............     (3,221,590)    (5,426,218)      (1,842,199)    (2,511,567)
                                          --------------   ------------   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............      9,358,123     12,037,320        3,986,356     12,098,442
                                          --------------   ------------   --------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................     10,608,792     16,650,380        8,551,706     15,175,360
NET ASSETS:
  Beginning of period...................     59,228,440     42,578,060       52,482,392     37,307,032
                                          --------------   ------------   --------------   ------------
  End of period (Note 4)................  $  69,837,232    $59,228,440    $  61,034,098    $52,482,392
                                          --------------   ------------   --------------   ------------
                                          --------------   ------------   --------------   ------------

                                             BLUE CHIP STOCK SERIES       INTERNATIONAL STOCK SERIES
------------------------------------------------------------------------------------------------------
                                             FOR THE                        FOR THE
                                            SIX-MONTH       FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1998   DECEMBER 31,   JUNE 30, 1998    DECEMBER 31,
                                           (UNAUDITED)        1997        (UNAUDITED)         1997
                                          -------------   ------------   --------------   ------------
OPERATIONS:
  Net investment income.................  $    258,660    $   340,780    $     937,405    $   739,033
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................     3,060,821       (357,643)       3,390,575      2,268,127
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................    12,711,305     10,236,126       10,538,588      4,144,307
                                          -------------   ------------   --------------   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    16,030,786     10,219,263       14,866,568      7,151,467
                                          -------------   ------------   --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --       (317,040)              --       (862,090)
  From net realized gains on
    investments.........................            --        (14,834)              --     (2,341,614)
  Excess distributions of net realized
    gains...............................            --             --               --             --
                                          -------------   ------------   --------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --       (331,874)              --     (3,203,704)
                                          -------------   ------------   --------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........    41,635,483     51,873,817       11,268,443     23,285,792
  Proceeds from shares issued as a
    result of reinvested dividends......            --        331,874               --      3,203,705
  Less cost of repurchase...............    (1,260,076)      (970,631)      (8,114,204)    (3,626,173)
                                          -------------   ------------   --------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    40,375,407     51,235,060        3,154,239     22,863,324
                                          -------------   ------------   --------------   ------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    56,406,193     61,122,449       18,020,807     26,811,087
NET ASSETS:
  Beginning of period...................    78,728,607     17,606,158       79,142,428     52,331,341
                                          -------------   ------------   --------------   ------------
  End of period (Note 4)................  $135,134,800    $78,728,607    $  97,163,235    $79,142,428
                                          -------------   ------------   --------------   ------------
                                          -------------   ------------   --------------   ------------

                                             ASSET ALLOCATION SERIES              VALUE SERIES
                                          -----------------------------   -----------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,
                                           (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  7,247,168    $ 13,892,259    $    427,064    $    461,950
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    28,945,471      52,435,168       4,890,562       3,157,481
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................    23,400,326      14,177,467       1,091,181       3,509,573
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    59,592,965      80,504,894       6,408,807       7,129,004
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --     (13,867,757)             --        (467,774)
  From net realized gains on
    investments.........................            --     (51,914,842)             --      (2,671,473)
  Excess distributions of net realized
    gains...............................            --         (43,990)             --              --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --     (65,826,589)             --      (3,139,247)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........    15,922,265      33,396,356      23,213,083      35,435,693
  Proceeds from shares issued as a
    result of reinvested dividends......            --      65,826,589              --       3,139,247
  Less cost of repurchase...............   (13,356,979)    (29,333,554)     (2,652,478)     (1,458,270)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............     2,565,286      69,889,391      20,560,605      37,116,670
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    62,158,251      84,567,696      26,969,412      41,106,427
NET ASSETS:
  Beginning of period...................   482,280,029     397,712,333      55,057,902      13,951,475
                                          -------------   -------------   -------------   -------------
  End of period (Note 4)................  $544,438,280    $482,280,029    $ 82,027,314    $ 55,057,902
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                                             GROWTH & INCOME SERIES          S & P 500 INDEX SERIES
                                          -----------------------------   -----------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,
                                           (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  3,467,114    $  4,900,521    $    905,272    $    866,865
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................     9,077,285       3,221,007         752,095         847,118
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................    13,882,758      37,967,041      21,688,097      13,027,357
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................    26,427,157      46,088,569      23,345,464      14,741,340
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --      (4,905,160)             --        (869,171)
  From net realized gains on
    investments.........................            --      (2,662,426)             --        (807,932)
  Excess distributions of net realized
    gains...............................            --              --              --              --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --      (7,567,586)             --      (1,677,103)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........    32,757,350      70,154,490      68,160,512      92,987,716
  Proceeds from shares issued as a
    result of reinvested dividends......            --       7,567,586              --       1,677,102
  Less cost of repurchase...............    (2,308,815)     (6,204,897)    (15,063,205)    (20,135,877)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............    30,448,535      71,517,179      53,097,307      74,528,941
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    56,875,692     110,038,162      76,442,771      87,593,178
NET ASSETS:
  Beginning of period...................   244,970,367     134,932,205     109,571,767      21,978,589
                                          -------------   -------------   -------------   -------------
  End of period (Note 4)................  $301,846,059    $244,970,367    $186,014,538    $109,571,767
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

                                             MID CAP         SMALL CAP                                        LARGE CAP
                                           STOCK SERIES     VALUE SERIES        GLOBAL GROWTH SERIES        GROWTH SERIES
                                          --------------   --------------   -----------------------------   --------------
                                          FOR THE PERIOD   FOR THE PERIOD      FOR THE                      FOR THE PERIOD
                                          MARCH 25, 1998   MARCH 25, 1998     SIX-MONTH        FOR THE      MARCH 25, 1998
                                          (INCEPTION) TO   (INCEPTION) TO   PERIOD ENDED     YEAR ENDED     (INCEPTION) TO
                                          JUNE 30, 1998    JUNE 30, 1998    JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998
                                           (UNAUDITED)      (UNAUDITED)      (UNAUDITED)        1997         (UNAUDITED)
                                          --------------   --------------   -------------   -------------   --------------
OPERATIONS:
  Net investment income.................  $      17,409    $      38,187    $    902,297    $    418,960    $       4,071
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................        (46,055)         (35,247)     17,326,437      15,959,078           (9,769)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................       (247,970)        (189,361)     34,279,788       6,804,752          366,226
                                          --------------   --------------   -------------   -------------   --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................       (276,616)        (186,421)     52,508,522      23,182,790          360,528
                                          --------------   --------------   -------------   -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............             --               --              --              --               --
  From net realized gains on
    investments.........................             --               --              --              --               --
  Excess distributions of net realized
    gains...............................             --               --              --              --               --
                                          --------------   --------------   -------------   -------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....             --               --              --              --               --
                                          --------------   --------------   -------------   -------------   --------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........      6,202,550        7,227,013       7,201,296      32,866,688        6,414,150
  Proceeds from shares issued as a
    result of reinvested dividends......             --               --              --              --               --
  Less cost of repurchase...............        (75,480)         (12,401)    (25,394,953)    (22,625,629)         (10,044)
                                          --------------   --------------   -------------   -------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............      6,127,070        7,214,612     (18,193,657)     10,241,059        6,404,106
                                          --------------   --------------   -------------   -------------   --------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................      5,850,454        7,028,191      34,314,865      33,423,849        6,764,634
NET ASSETS:
  Beginning of period...................             --               --     353,254,570     319,830,721               --
                                          --------------   --------------   -------------   -------------   --------------
  End of period (Note 4)................  $   5,850,454    $   7,028,191    $387,569,435    $353,254,570    $   6,764,634
                                          --------------   --------------   -------------   -------------   --------------
                                          --------------   --------------   -------------   -------------   --------------


                                               GROWTH STOCK SERIES          AGGRESSIVE GROWTH SERIES
                                          -----------------------------   -----------------------------
                                             FOR THE                         FOR THE
                                            SIX-MONTH        FOR THE        SIX-MONTH        FOR THE
                                          PERIOD ENDED     YEAR ENDED     PERIOD ENDED     YEAR ENDED
                                          JUNE 30, 1998   DECEMBER 31,    JUNE 30, 1998   DECEMBER 31,
                                           (UNAUDITED)        1997         (UNAUDITED)        1997
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  1,124,330    $  2,324,447    $      8,619    $    251,481
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................   101,313,741      38,901,237       1,290,693      (9,457,837)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency....................     6,604,745      39,658,806      15,294,738      12,954,426
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................   109,042,816      80,884,490      16,594,050       3,748,070
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............            --         (66,251)             --          (1,710)
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --              --              --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....            --         (66,251)             --          (1,710)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 5)
  Proceeds from sale of shares..........     9,435,085      27,477,854       8,392,187      29,055,088
  Proceeds from shares issued as a
    result of reinvested dividends......            --          66,251              --           1,710
  Less cost of repurchase...............   (49,883,493)    (62,424,600)     (7,425,523)     (7,278,761)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM SHARES TRANSACTIONS..............   (40,448,408)    (34,880,495)        966,664      21,778,037
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
  ASSETS................................    68,594,408      45,937,744      17,560,714      25,524,397
NET ASSETS:
  Beginning of period...................   707,154,786     661,217,042     122,455,160      96,930,763
                                          -------------   -------------   -------------   -------------
  End of period (Note 4)................  $775,749,194    $707,154,786    $140,015,874    $122,455,160
                                          -------------   -------------   -------------   -------------
                                          -------------   -------------   -------------   -------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

(Unaudited)

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The Fund is an open-end management investment company which currently is comprised of eighteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Global Asset Allocation Series, Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income. AN INVESTMENT IN MONEY MARKET SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

   - The objective of the "U.S. Government Securities Series" is to maximize total return (from income and market value change), while providing shareholders with a high level of current income consistent with prudent investment risk through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is to maximize total return (from income and market value change), by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objectives of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return (from income and market value change), by investing primarily in high-yield, high-risk fixed-income securities, which may not be suitable for all investors.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The primary objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the concept of fundamental value.

   - The objectives of the "Growth & Income Series" are capital appreciation and current income, which it seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities.

   - The primary objective of the "Blue Chip Stock Series" is long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Mid Cap Stock Series" is total investment returns (including capital appreciation and income) that consistently outperform the Standard & Poor's 400 MidCap Index. The Series attempts to maintain a diversified holding in common stocks of medium capitalization companies with a market value between $200 million and $5 billion.

   - The objective of the "Small Cap Value Series" is capital appreciation. The Series invests primarily in common stocks of small companies that are out of favor with markets or that have not yet been discovered by the broader investment community and are therefore believed to be undervalued.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The objective of the "Large Cap Growth Series" is long-term growth of capital. The Series invests primarily in the equity securities of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future.

   Shares of the Fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

   The inception of Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series was March 25, 1998, and the commencement of operations was May 1, 1998.

   The significant accounting policies followed by the Portfolios are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily

--------------------------------------------------------------------------------
   available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of June 30, 1998 U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series entered into outstanding when-issued or forward commitments of $4,653,426, $2,792,056 and $3,722,741 respectively.

   Consistent with its ability to purchase securities on a when-issued basis, the U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series have entered into transactions to defer settlement of its purchase commitments. As an inducement to defer settlement, the Portfolio repurchases a similar security for settlement at a later date at a lower purchase price relative to the current market. This transaction is referred to as a Dollar Roll.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

   Certain Portfolios may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. Each Portfolio amortizes bond premium, market discount and original issue discount. For the period ended June 30, 1998, the cost of purchases and proceeds from sales of securities for Money Market Series were $157,548,420 and $154,533,957, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                                    Cost of          Proceeds
                                                   Purchases        from Sales
--------------------------------------------------------------------------------
U.S. Government Securities Series............    $ 118,608,819     $ 121,958,171

                                                    Cost of          Proceeds
                                                   Purchases        from Sales
--------------------------------------------------------------------------------
Diversified Income Series....................       66,338,330        67,633,697
Global Bond Series...........................       15,281,774        15,364,374
High Yield Series............................       67,924,346        56,238,818
Global Asset Allocation Series...............       19,549,344        16,164,945
Asset Allocation Series......................      289,334,263       267,713,333
Value Series.................................       70,386,591        51,911,140
Growth & Income Series.......................       63,521,877        27,880,651
S & P 500 Index Series.......................       53,591,331           523,623
Blue Chip Stock Series.......................       57,037,579        18,017,428
International Stock Series...................       20,605,944        21,126,432
Mid Cap Stock Series.........................        6,430,916           668,921
Small Cap Value Series.......................        6,477,649           488,441
Global Growth Series.........................       60,282,556        66,842,856
Large Cap Growth Series......................        6,002,030           524,348
Growth Stock Series..........................      285,720,169       286,733,123
Aggressive Growth Series.....................       13,003,264        15,924,664

   In the Global Asset Allocation Series for the period ended June 30, 1998, brokerage commissions paid to an affiliated broker amounted to $2,445.

   LENDING OF PORTFOLIO SECURITIES: At June 30, 1998, securities valued at $91,434,048, $27,679,554, and $13,697,709, were on loan to brokers from
   Global Growth Series, Growth & Income Series, and Aggressive Growth Series, respectively. For collateral, the Portfolio's custodian received $93,412,589, $28,565,224, and $14,099,277, in cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. Fee income from securities lending amounted to $62,169, $23,664, and $31,926, for the period ended June 30, 1998, for Global Growth Series, Growth & Income Series, and Aggressive Growth Series. The risks to the Portfolio in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The Portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the Portfolios intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Portfolios. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

                                                                  Global
                                                   Global          Asset        Blue Chip                          Global
                                                    Bond        Allocation        Stock        International       Growth
                                                   Series         Series          Series        Stock Series       Series
---------------------------------------------------------------------------------------------------------------------------
Accumulated Net Realized Gain................    $  371,671     $   425,239     $      61      $      14,656      $  14,811
Undistributed Net Investment Income..........    $ (371,671)    $  (425,239)    $     (61)     $     (14,656)     $ (14,811)

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

   For federal income tax purposes the portfolios had the following capital loss carryovers at December 31, 1997, which, if not offset by subsequent capital gains, will expire in 1998 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

Money Market Series..........................    $     81,339
U.S. Government Securitites Series...........      19,568,683
Diversified Income Series....................       9,476,925
Blue Chip Stock Series.......................         317,348
Global Growth Series.........................         923,213
International Stock Series...................         906,021
Aggressive Growth Series.....................      15,743,221

   ILLIQUID SECURITIES: At June 30, 1998, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Stock Series currently limit investments in illiquid securities to 5% of total net assets; Global Growth Series to 10%; Global Bond Series, High Yield Series, Global Asset Allocation Series, Value Series, Growth and Income Series, S&P 500 Index Series, Blue Chip Stock Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series, Large Cap Growth Series and Aggressive Growth Series to 15%, of total net assets, at market value, at date of purchase. The aggregate values of such securities at June 30, 1998, were $701,132 Diversified Income Series; $6,685,653 High Yield Series; $291,040 Global Asset Allocation Series; $5,248,156 Asset Allocation Series; $3,834,125 Growth & Income Series; $1,743,816 Blue Chip Stock Series; $14,959,820 Global Growth Series, which represents .64%, 9.57%, .48%, .96%, 1.27%, 1.29%, 3.86% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   DEFERRED COSTS: Organization costs were incurred with the commencement of operations of the Mid Cap Stock Series, Small Cap Value Series and the Large Cap Growth Series. These costs will be amortized over sixty months on a straight line basis beginning May 1, 1998.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

   FUTURES TRANSACTIONS: Certain Portfolios may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The S & P 500 Index Series and Mid Cap Stock Series are exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to the Schedule of Investments). Investment in financial futures require the Funds to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the Funds recognize a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of June 30, 1998 and their related unrealized market appreciation are set forth in the Notes to the Schedule of Investments.

2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
Money Market Series                          For the first $500 million                             .30%
                                             For assets over $500 million                           .25%
U.S. Government Securities Series            For the first $50 million                              .50%
                                             For assets over $50 million                            .45%
Diversified Income Series                    For the first $50 million                              .50%
                                             For assets over $50 million                            .45%
Global Bond Series                           For the first $100 million                             .75%
                                             For assets over $100 million                           .65%
High Yield Series                            For the first $250 million                             .50%
                                             For assets over $250 million                           .45%
Global Asset Allocation Series               For the first $100 million                             .90%
                                             For assets over $100 million                           .85%
Asset Allocation Series                      For the first $250 million                             .50%
                                             For assets over $250 million                           .45%
Value Series                                 For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
Growth & Income Series                       For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
S & P 500 Index Series                       For all assets                                         .40%
Blue Chip Stock Series                       For the first $100 million                             .90%
                                             For assets over $100 million                           .85%
International Stock Series                   For the first $100 million                             .85%
                                             For assets over $100 million                           .80%
Mid Cap Stock Series                         For the first $100 million                             .90%
                                             For the next $150 million                              .85%
                                             For assets over $250 million                           .80%
Small Cap Value Series                       For the first $50 million                              .90%
                                             For assets over $50 million                            .85%
Global Growth Series                         For the first $500 million                             .70%
                                             For assets over $500 million                           .60%
Large Cap Growth Series                      For the first $100 million                             .90%
                                             For the next $100 million                              .85%
                                             For assets over $200 million                           .80%
Growth Stock Series                          For the first $100 million                             .70%
                                             For assets over $100 million                           .60%
Aggressive Growth Series                     For the first $100 million                             .70%
                                             For assets over $100 million                           .60%

   The Global Bond Series, Global Asset Allocation Series, S&P 500 Index Series, Blue Chip Series, International Stock Series, Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series have retained sub-advisers under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

--------------------------------------------------------------------------------

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                Annual
                                                                               Advisory
         Series                   Sub-Adviser            Average Net Assets      Fee
---------------------------------------------------------------------------------------
Global Bond Series         Mercury Asset Management   For the first $100         .35%
                           International Ltd.         million                   .225%
                                                      For assets over $100
                                                      million
Global Asset Allocation    Morgan Stanley Asset       For the first $100         .50%
Series                     Management Limited         million                    .40%
                                                      For assets over $100
                                                      million
S & P 500 Index Series     The Dreyfus Corporation    For all levels of assets   .17%
Blue Chip Stock Series     T. Rowe Price Associate,   For the first $100         .50%
                           Inc.                       million                    .45%
                                                      For assets over $100
                                                      million
International Stock        Lazard-Freres Asset        For the first $100         .45%
Series                     Management                 million                   .375%
                                                      For assets over $100
                                                      million
Mid Cap Stock Series       The Dreyfus Corporation    For the first $100         .50%
                                                      million                    .45%
                                                      For the next $150 million   .40%
                                                      For assets over $250
                                                      million
Small Cap Value Series     Berger Associates          For the first $50 million   .50%
                                                      For assets over $50        .45%
                                                      million
Large Cap Growth Series    Alliance Capital           For the first $100         .50%
                           Management L.P.            million                    .45%
                                                      For the next $100 million   .40%
                                                      For assets over $200
                                                      million

   Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series, Small Cap Value Series and Large Cap Growth Series (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) commencing May 1, 1998 to 1.25% of average net assets. During the semi-annual period ended June 30, 1998, Advisers reimbursed the funds $8,172, $2,009, and $2,540, respectively.

   For the period ended June 30, 1998, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

Series                                            Amount
---------------------------------------------------------
Money Market Series..........................    $  1,091
U.S. Government Securitites Series...........       2,380
Diversified Income Series....................       1,686
Global Bond Series...........................         456
High Yield Series............................         893
Global Asset Allocation Series...............         784
Asset Allocation Series......................       6,397
Value Series.................................         536
Growth & Income Series.......................       2,678
S & P 500 Index Series.......................         843
Blue Chip Stock Series.......................         669
International Stock Series...................       1,091
Mid Cap Stock Series.........................       2,687
Small Cap Value Series.......................          98
Global Growth Series.........................       5,207
Large Cap Growth Series......................          50
Growth Stock Series..........................      10,215
Aggressive Growth Series.....................       1,636

3. FORWARD FOREIGN CURRENCY CONTRACTS: At June 30, 1998, the Global Bond Series, Global Asset Allocation Series, Global Growth Series and International Stock Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) of $55,568, ($32,463), ($4,395), $506, respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To           Jun 30,           Currecy To           Jun 30,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998      (Depreciation)
-------------------------------------------------------------------------------------------------------------
July 21, 1998          4,560,000          $2,823,912          2,742,555          $2,742,555      $(81,357)
                   Australian Dollar                         U.S. Dollar
July 21, 1998           891,936              891,936          1,520,000             941,304        49,368
                      U.S. Dollar                         Australian Dollar
July 21, 1998           329,218              329,218           480,000              326,642        (2,576)
                      U.S. Dollar                          Canadian Dollar
July 21, 1998          4,460,000           2,474,717          2,516,930           2,516,930        42,213
                     Deutsche Mark                           U.S. Dollar
July 21, 1998          10,330,000          1,504,284          1,529,917           1,529,917        25,633
                      Danish Krone                           U.S. Dollar
July 21, 1998           765,846              765,846           470,000              783,076        17,230
                      U.S. Dollar                       British Pound Sterling
July 21, 1998          88,478,340            639,673           620,000              620,000       (19,673)
                      Japanese Yen                           U.S. Dollar
July 21, 1998          3,740,691           3,740,691         520,826,000          3,765,421        24,730
                      U.S. Dollar                            Japanese Yen
                                          -----------                            -----------  ---------------
                                          $13,170,277                            $13,225,845     $ 55,568
                                          -----------                            -----------  ---------------

GLOBAL ASSET ALLOCATION SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To           Jun 30,           Currecy To           Jun 30,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998      (Depreciation)
-------------------------------------------------------------------------------------------------------------
Aug. 19, 1998           450,000           $  306,436           307,000           $  307,000      $    564
                    Canadian Dollar                          U.S. Dollar
Sept. 3, 1998          1,000,000             619,454           617,100              617,100        (2,354)
                   Australian Dollar                         U.S. Dollar
Sept. 3, 1998           700,000              433,617           425,705              425,705        (7,912)
                   Australian Dollar                         U.S. Dollar
Dec. 16, 1998           800,000            1,321,262          1,301,040           1,301,040       (20,222)
                 British Pound Sterling                      U.S. Dollar
Dec. 16, 1998           335,000              553,279           550,740              550,740        (2,539)
                 British Pound Sterling                      U.S. Dollar
                                          -----------                            -----------  ---------------
                                          $3,234,048                             $3,201,585      $(32,463)
                                          -----------                            -----------  ---------------

GLOBAL GROWTH SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To           Jun 30,           Currecy To           Jun 30,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998       (Depeciation)
-------------------------------------------------------------------------------------------------------------
July 1, 1998           1,340,610          $  244,347           243,120           $  243,120      $ (1,227)
                     Finnish Markka                          U.S. Dollar
July 2, 1998            595,541              108,547           107,915              107,915          (632)
                     Finnish Markka                          U.S. Dollar
July 1, 1998            612,287              612,287        1,084,360,662           610,031        (2,256)
                      U.S. Dollar                            Italian Lira
July 1, 1998           2,881,330              20,761            20,294               20,294          (467)
                      Japanese Yen                           U.S. Dollar
July 6, 1998           1,714,840              12,356            12,297               12,297           (59)
                      Japanese Yen                           U.S. Dollar
July 2, 1998           1,512,855           1,512,855         279,500,000          1,513,101           246
                      U.S. Dollar                         Portuguese Escudo
                                          -----------                            -----------  ---------------
                                          $2,511,153                             $2,506,758      $ (4,395)
                                          -----------                            -----------  ---------------

--------------------------------------------------------------------------------

INTERNATIONAL STOCK SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To           Jun 30,          Currency To           Jun 30,     Appreciation/
 Settle Date          Be Delivered           1998            Be Received            1998      (Depreciation)
-------------------------------------------------------------------------------------------------------------
July 1, 1998             35,879           $   35,879          5,086,187          $   36,648      $    769
                      U.S. Dollar                            Japanese Yen
July 1, 1998             11,978               11,978          1,693,687              12,203           225
                      U.S. Dollar                            Japanese Yen
July 1, 1998           1,981,775              14,280            13,976               13,976          (304)
                      Japanese Yen                           U.S. Dollar
July 2, 1998             24,684               24,684          3,421,217              24,651           (33)
                      U.S. Dollar                            Japanese Yen
July 6, 1998            256,782              256,782         456,173,595            256,631          (151)
                      U.S. Dollar                            Italian Lira
                                          -----------                            -----------       ------
                                          $  343,603                             $  344,109      $    506
                                          -----------                            -----------       ------

4. NET ASSETS INCLUDE UNDISTRIBUTED (EXCESS OF DISTRIBUTIONS OVER) NET INVESTMENT INCOME OF:

                                                     1998            1997
-----------------------------------------------------------------------------
Money Market Series..........................    $  4,847,184     $ 3,313,609
U.S. Government Securitites Series...........      12,859,428       8,884,763
Diversified Income Series....................      10,945,903       7,342,378
Global Bond Series...........................        (124,122)       (201,281)
High Yield Series............................       8,510,993       5,343,079
Global Asset Allocation Series...............         374,029         115,734
Asset Allocation Series......................       7,427,897         180,729
Value Series.................................         427,064              --
Growth & Income Series.......................       3,467,114              --

                                                     1998            1997
-----------------------------------------------------------------------------
S & P 500 Index Series.......................    $    909,926     $     4,654
Blue Chip Stock Series.......................         283,215          24,616
International Stock Series...................       1,760,338         837,589
Mid Cap Stock Series.........................          17,409              --
Small Cap Value Series.......................          38,187              --
Global Growth Series.........................       1,277,743         390,257
Large Cap Growth Series......................           4,071              --
Growth Stock Series..........................       3,448,672       2,324,342
Aggressive Growth Series.....................         259,743         251,124

5. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                                                 SHARES ISSUED AS A
                                                                                      RESULT OF
                                                                                     REINVESTED
                                                         SHARES SOLD                  DIVIDENDS
                                                 ---------------------------     -------------------
                                                    1998            1997         1998       1997
----------------------------------------------------------------------------------------------------
Money Market Series..........................      2,220,780       5,533,479     --          249,293
U.S. Government Securities Series............        816,554         800,925     --        1,020,261
Diversified Income Series....................        476,590         427,986     --          644,619
Global Bond Series...........................        124,403         342,502     --           82,806
High Yield Series............................      1,142,928       1,683,695     --            7,380
Global Asset Allocation Series...............        407,965         916,423     --          203,873
Asset Allocation Series......................        851,850       1,768,619     --        3,773,001
Value Series.................................      1,614,499       2,752,180     --          235,641
Growth & Income Series.......................      1,644,802       4,127,164     --          406,642
S & P 500 Index Series.......................      4,157,395       6,825,585     --          112,916
Blue Chip Stock Series.......................      2,572,838       3,878,517     --           22,898
International Stock Series...................        746,119       1,745,215     --          241,819
Mid Cap Stock Series.........................        628,247              --     --               --
Small Cap Value Series.......................        733,593              --     --               --
Global Growth Series.........................        329,953       1,712,007     --               --
Large Cap Growth Series......................        639,009              --     --               --
Growth Stock Series..........................        243,704         793,904     --            1,742
Aggressive Growth Series.....................        555,023       2,311,002     --              125


                                                                                      NET INCREASE (DECREASE)
                                                     SHARES REPURCHASED                      OF SHARES
                                               -------------------------------     -----------------------------
                                                    1998              1997             1998             1997
---------------------------------------------
Money Market Series..........................      (2,054,118)      (6,270,961)         166,662         (488,189)
U.S. Government Securities Series............      (1,556,933)      (3,815,885)        (740,379)      (1,994,699)
Diversified Income Series....................        (415,473)      (1,340,634)          61,117         (268,029)
Global Bond Series...........................        (174,154)        (302,578)         (49,751)         122,730
High Yield Series............................        (292,433)        (524,733)         850,495        1,166,342
Global Asset Allocation Series...............        (130,739)        (192,721)         277,226          927,575
Asset Allocation Series......................        (712,268)      (1,572,987)         139,582        3,968,633
Value Series.................................        (178,205)        (111,372)       1,436,294        2,876,449
Growth & Income Series.......................        (116,719)        (371,603)       1,528,083        4,162,203
S & P 500 Index Series.......................        (887,542)      (1,516,202)       3,269,853        5,422,299
Blue Chip Stock Series.......................         (76,241)         (74,415)       2,496,597        3,827,000
International Stock Series...................        (535,338)        (269,473)         210,781        1,717,561
Mid Cap Stock Series.........................          (8,164)              --          620,083               --
Small Cap Value Series.......................          (1,282)              --          732,311               --
Global Growth Series.........................      (1,178,935)      (1,139,381)        (848,982)         572,626
Large Cap Growth Series......................          (1,007)              --          638,002               --
Growth Stock Series..........................      (1,263,392)      (1,781,802)      (1,019,688)        (986,156)
Aggressive Growth Series.....................        (502,630)        (563,264)          52,393        1,747,863

6. At the special shareholders' meeting June 30, 1998, shareholders of the Global Bond Series approved a new investment sub-advisory agreement for the Series on substantially the same terms as the most recent sub-advisory agreement for the Series. Because the ultimate parent of the Sub-Advisor (Mercury Asset Management International Ltd.) was acquired by Merrill Lynch & Co., the prior Investment Sub-Advisory Agreement has terminated.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series was as follows:

                                                                 Year Ended December 31,
                                           --------------------------------------------------------------------
MONEY MARKET SERIES                         1998**       1997        1996        1995        1994        1993
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  11.03    $  10.94    $  10.83    $  10.63    $  10.23    $  10.21
                                           --------    --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .27         .58         .57         .60         .41         .28
  Net realized and unrealized gains
    (losses) on investments.............        .02          --          --          --        (.01)        .02
                                           --------    --------    --------    --------    --------    --------
Total from operations...................        .29         .58         .57         .60         .40         .30
                                           --------    --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.49)       (.46)       (.40)         --        (.28)
                                           --------    --------    --------    --------    --------    --------
Net asset value, end of period..........   $  11.32    $  11.03    $  10.94    $  10.83    $  10.63    $  10.23
                                           --------    --------    --------    --------    --------    --------
Total Return @..........................       2.63%       5.34%       5.17%       5.71%       3.92%       2.77%
Net assets end of period (000s
  omitted)..............................   $ 60,393    $ 57,009    $ 61,906    $ 41,807    $ 44,833    $ 28,682
Ratio of expenses to average daily net
  assets................................        .39%*       .38%        .38%        .40%        .40%        .44%
Ratio of net investment income to
  average daily net assets..............       5.23%*      5.19%       5.14%       5.44%       3.96%       2.74%

*      Annualized.
**     For the six-month period ended June 30, 1998.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES           1998**        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   10.68    $   10.57    $   11.16    $    9.40    $   10.94    $   10.73
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .36          .80          .67          .70          .71          .74
  Net realized and unrealized gains
    (losses) on investments.............         .07          .12         (.51)        1.06        (1.54)         .46
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................         .43          .92          .16         1.76         (.83)        1.20
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.81)        (.75)          --         (.71)        (.74)
  From net realized gains...............          --           --           --           --           --         (.24)
  Excess distributions of net realized
    gains...............................          --           --           --           --           --         (.01)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....          --         (.81)        (.75)          --         (.71)        (.99)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   11.11    $   10.68    $   10.57    $   11.16    $    9.40    $   10.94
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total return @..........................        4.03%        9.08%        2.21%       18.78%       (6.44%)       9.45%
Net assets end of period (000s
  omitted)..............................   $ 139,566    $ 142,070    $ 161,678    $ 182,687    $ 172,656    $ 235,588
Ratio of expenses to average daily net
  assets................................         .55%*        .54%         .53%         .53%         .53%         .52%
Ratio of net investment income to
  average daily net assets..............        5.71%*       6.03%        6.17%        6.78%        6.87%        6.49%
Portfolio turnover rate.................          53%         148%         176%         115%         187%         141%

*      Annualized.
**     For the six-month period ended June 30, 1998.
@ These are the portfolios total returns durning the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                                   Year Ended December 31,
                                           ------------------------------------------------------------------------
DIVERSIFIED INCOME SERIES                   1998**        1997         1996         1995         1994        1993
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   11.98    $   11.70    $   12.20    $   10.40    $  11.93    $  11.34
                                           ---------    ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .40          .91          .82          .88         .87         .87
  Net realized and unrealized gains
    (losses) on investments.............         .10          .26         (.40)         .92       (1.53)       1.03
                                           ---------    ---------    ---------    ---------    --------    --------
Total from operations...................         .50         1.17          .42         1.80        (.66)       1.90
                                           ---------    ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.89)        (.91)          --        (.87)       (.87)
  From net realized gains...............          --           --           --           --          --        (.43)
  Excess distributions of net realized
    gains...............................          --           --         (.01)          --          --        (.01)
                                           ---------    ---------    ---------    ---------    --------    --------
Total distributions to shareholders.....          --         (.89)        (.92)          --        (.87)      (1.31)
                                           ---------    ---------    ---------    ---------    --------    --------
Net asset value, end of period..........   $   12.48    $   11.98    $   11.70    $   12.20    $  10.40    $  11.93
                                           ---------    ---------    ---------    ---------    --------    --------
Total Return @..........................        4.10%       10.44%        4.15%       17.26%      (5.22%)     12.76%
Net assets end of period (000s
  omitted)..............................   $ 110,279    $ 105,200    $ 105,831    $ 109,120    $ 98,314    $ 92,589
Ratio of expenses to average daily net
  assets................................         .55%*        .55%         .55%         .55%        .55%        .57%
Ratio of net investment income to
  average daily net assets..............        6.76%*       7.11%        6.86%        7.78%       7.59%       7.15%
Portfolio turnover rate.................          43%         166%         171%         139%        142%        125%

*      Annualized.
**     For the six-month period ended June 30, 1998.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                     Year Ended December 31,
                                           --------------------------------------------
GLOBAL BOND SERIES                          1998**       1997        1996       1995+
---------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  10.65    $  11.11    $  11.30    $  10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .31         .46         .57         .54
  Net realized and unrealized gains
    (losses) on investments.............        .02        (.45)       (.13)       1.52
                                           --------    --------    --------    --------
Total from operations...................        .33         .01         .44        2.06
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.37)       (.43)       (.54)
  From net realized gains...............         --        (.10)       (.20)       (.22)
                                           --------    --------    --------    --------
Total distributions to shareholders.....         --        (.47)       (.63)       (.76)
                                           --------    --------    --------    --------
Net asset value, end of period..........   $  10.98    $  10.65    $  11.11    $  11.30
                                           --------    --------    --------    --------
Total return @..........................       3.15%        .14%       3.15%      19.02%
Net assets end of period (000s
  omitted)..............................   $ 20,796    $ 20,692    $ 20,228    $ 13,187
Ratio of expenses to average daily net
  assets................................        .93%*      1.10%       1.02%       1.28%*
Ratio of net investment income to
  average daily net assets..............       4.37%*      4.41%       5.07%       5.01%*
Portfolio turnover rate.................         80%        168%        129%        184%

*      Annualized.
**     For the six-month period ended June 30, 1998.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                           Year Ended December 31,
                                           --------------------------------------------------------
HIGH YIELD SERIES                           1998**       1997        1996        1995       1994+
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  10.77    $   9.83    $   9.74    $   9.47    $  10.00
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .46         .96        1.04        1.15         .71
  Net realized and unrealized gains
    (losses) on investments.............       (.23)        .00         .13         .30        (.53)
                                           --------    --------    --------    --------    --------
Total from operations...................        .23         .96        1.17        1.45         .18
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.02)      (1.03)      (1.14)       (.71)
  Excess distributions of net realized
    gains...............................         --          --        (.05)       (.04)         --
                                           --------    --------    --------    --------    --------
Total distributions to shareholders.....         --        (.02)      (1.08)      (1.18)       (.71)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $  11.00    $  10.77    $   9.83    $   9.74    $   9.47
                                           --------    --------    --------    --------    --------
Total Return @..........................       2.12%       9.76%      10.52%      12.73%      (0.75%)
Net assets end of period (000s
  omitted)..............................   $ 69,837    $ 59,228    $ 42,578    $ 28,129    $ 13,706
Ratio of expenses to average daily net
  assets................................        .57%*       .62%        .63%        .63%        .75%*
Ratio of net investment income to
  average daily net assets..............       9.64%*     10.31%      10.22%      11.30%      10.44%*
Portfolio turnover rate.................         90%        353%        235%        130%         20%

*      Annualized.
**     Six-month period ended June 30, 1998.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                     Year Ended December 31,
                                           --------------------------------------------
GLOBAL ASSET ALLOCATION SERIES              1998**       1997        1996       1995+
---------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  13.29    $  12.34    $  11.42    $  10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .14         .28         .36         .35
  Net realized and unrealized gains
    (losses) on investments.............       1.01        1.39        1.19        1.55
                                           --------    --------    --------    --------
Total from operations...................       1.15        1.67        1.55        1.90
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.26)       (.38)       (.34)
  From net realized gains...............         --        (.46)       (.25)       (.14)
                                           --------    --------    --------    --------
Total distributions to shareholders.....         --        (.72)       (.63)       (.48)
                                           --------    --------    --------    --------
Net asset value, end of period..........   $  14.44    $  13.29    $  12.34    $  11.42
                                           --------    --------    --------    --------
Total Return @..........................       8.67%      13.51%      12.72%      17.47%
Net assets end of period (000s
  omitted)..............................   $ 61,034    $ 52,482    $ 37,307    $ 20,080
Ratio of expenses to average daily net
  assets................................       1.06%*      1.16%       1.20%       1.28%*
Ratio of net investment income to
  average daily net assets..............       2.39%*      2.42%       3.01%       3.26%*
Portfolio turnover rate.................         29%         51%         46%         44%
Average commission rate paid{::}........   $  .0292    $  .0360    $  .0412          --

*      Annualized.
**     For the six-month period ended June 30, 1998.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
ASSET ALLOCATION SERIES                     1998**        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   17.62    $   16.99    $   15.90    $   13.56    $   14.14    $   13.28
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .26          .59          .61          .65          .56          .52
  Net realized and unrealized gains
    (losses) on investments.............        1.91         2.82         1.38         2.35         (.58)         .92
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        2.17         3.41         1.99         3.00         (.02)        1.44
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.59)        (.61)        (.64)        (.56)        (.52)
  From net realized gains...............          --        (2.19)        (.28)        (.02)          --         (.06)
  Excess distributions of net realized
    gains...............................          --           --         (.01)          --           --           --
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....          --        (2.78)        (.90)        (.66)        (.56)        (.58)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   19.79    $   17.62    $   16.99    $   15.90    $   13.56    $   14.14
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total Return @..........................       12.32%       20.24%       12.50%       21.97%       (0.31%)       9.79%
Net assets end of period (000s
  omitted)..............................   $ 544,438    $ 482,280    $ 397,712    $ 341,511    $ 260,593    $ 204,603
Ratio of expenses to average daily net
  assets................................         .52%*        .53%         .54%         .55%         .56%         .56%
Ratio of net investment income to
  average daily net assets..............        2.85%*       3.16%        3.66%        4.25%        4.05%        3.72%
Portfolio turnover rate.................          50%         113%         115%          98%          73%          74%
Average commission rate paid{::}........   $   .0594    $   .0677    $   .0748           --           --           --

*      Annualized.
**     For the six-month period ended June 30, 1998.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                               Year Ended December 31,
                                           --------------------------------
VALUE SERIES                                1998**       1997       1996+
---------------------------------------------------------------------------
Net asset value, beginning of period....   $  13.42    $  11.38    $  10.27
                                           --------    --------    --------
Operations:
  Investment income - net...............        .08         .12         .14
  Net realized and unrealized gain
    (loss) on investments...............       1.31        2.75        1.10
                                           --------    --------    --------
Total from operations...................       1.39        2.87        1.24
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.13)       (.13)
  From net realized gains...............         --        (.70)         --
                                           --------    --------    --------
Total distributions to shareholders.....         --        (.83)       (.13)
                                           --------    --------    --------
Net asset value, end of period..........   $  14.81    $  13.42    $  11.38
                                           --------    --------    --------
Total return @..........................      10.35%      25.24%      11.49%
Net assets end of period (000s
  omitted)..............................   $ 82,027    $ 55,058    $ 13,951
Ratio of expenses to average daily net
  assets................................        .76%*       .83%        .87%*
Ratio of net investment income to
  average daily net assets..............       1.22%*      1.41%       1.72%*
Portfolio turnover rate.................         82%        121%         36%
Average commission rate paid{::}........   $  .0570    $  .0606    $  .0556

*      Annualized.
**     For the six-month period ended June 30, 1998.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996 when it was initally capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the portfolio's total returns during the periods, including reinvestment of all dividends and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                             Year Ended December 31,
                                           -----------------------------------------------------------
GROWTH & INCOME SERIES                      1998**        1997         1996         1995       1994+
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   18.76    $   15.16    $   12.83    $  10.07    $  10.00
                                           ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .23          .40          .34         .33         .21
  Net realized and unrealized gains
    (losses) on investments.............        1.70         3.80         2.54        2.76         .07
                                           ---------    ---------    ---------    --------    --------
Total from operations...................        1.93         4.20         2.88        3.09         .28
                                           ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.39)        (.34)       (.33)       (.21)
  From net realized gains...............          --         (.21)        (.21)         --          --
                                           ---------    ---------    ---------    --------    --------
Total distributions to shareholders.....          --         (.60)        (.55)       (.33)       (.21)
                                           ---------    ---------    ---------    --------    --------
Net asset value, end of period..........   $   20.69    $   18.76    $   15.16    $  12.83    $  10.07
                                           ---------    ---------    ---------    --------    --------
Total return @..........................       10.31%       27.69%       21.51%      29.70%       1.74%
Net assets end of period (000s
  omitted)..............................   $ 301,846    $ 244,970    $ 134,932    $ 59,533    $ 16,276
Ratio of expenses to average daily net
  assets................................         .67%*        .70%         .76%        .80%        .86%*
Ratio of net investment income to
  average daily net assets..............        2.51%*       2.63%        2.38%       2.86%       3.12%*
Portfolio turnover rate.................          11%          11%          20%         17%          2%
Average commission rate paid{::}........   $   .0600    $   .0710    $   .0688    $     --    $     --

*      Annualized.
**     Six-month period ended June 30, 1998.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchases and sold.

                                                Year Ended December 31,
                                           ----------------------------------
S&P 500 INDEX SERIES                        1998**        1997        1996+
-----------------------------------------------------------------------------
Net asset value, beginning of period....   $   14.93    $   11.47    $  10.09
                                           ---------    ---------    --------
Operations:
  Investment income - net...............         .09          .12         .10
  Net realized and unrealized gains
    (losses) on investments.............        2.51         3.58        1.37
                                           ---------    ---------    --------
Total from operations...................        2.60         3.70        1.47
                                           ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........          --         (.12)       (.09)
  From net realized gains...............          --         (.12)         --
                                           ---------    ---------    --------
Total distributions to shareholders.....          --         (.24)       (.09)
                                           ---------    ---------    --------
Net asset value, end of period..........       17.53        14.93       11.47
                                           ---------    ---------    --------
Total Return @..........................       17.44%       32.32%      14.29%
Net assets end of period (000s
  omitted)..............................   $ 186,015    $ 109,572    $ 21,979
Ratio of expenses to average daily net
  assets................................         .45%*        .51%        .79%*
Ratio of net investment income to
  average daily net assets..............        1.22%*       1.41%       1.47%*
Portfolio turnover rate.................           0%           5%          6%
Average commission rate paid{::}........   $   .0421    $   .0458    $  .0477

*      Annualized.
**     Six-month period ended June 30, 1998.
+ For the period May 1,1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                 Year Ended December 31,
                                           -----------------------------------
BLUE CHIP STOCK SERIES                      1998**        1997         1996+
------------------------------------------------------------------------------
Net asset value, beginning of period....   $   14.76    $   11.67    $   10.07
                                           ---------    ---------    ---------
Operations:
  Investment income - net...............         .03          .07          .07
  Net realized and unrealized gains
    (losses) on investments.............        2.46         3.08         1.60
                                           ---------    ---------    ---------
Total from operations...................        2.49         3.15         1.67
                                           ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --         (.06)        (.07)
                                           ---------    ---------    ---------
Net asset value, end of period..........   $   17.25    $   14.76    $   11.67
                                           ---------    ---------    ---------
Total Return @..........................       16.93%       27.00%       16.24%
Net assets end of period (000s
  omitted)..............................   $ 135,135    $  78,729    $  17,606
Ratio of expenses to average daily net
  assets................................         .94%*       1.02%        1.13%*
Ratio of net investment income to
  average daily net assets..............         .49%*        .75%         .82%*
Portfolio turnover rate.................          18%          24%          17%
Average commission rate paid{::}........   $   .0330    $   .0346    $   .0329

*      Annualized.
**     For the six-month period ended June 30, 1998.
+ For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not registered during the period.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                                     Year Ended December 31,
                                           --------------------------------------------
INTERNATIONAL STOCK SERIES                  1998**       1997        1996       1995+
---------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  13.36    $  12.44    $  11.27    $  10.00
                                           --------    --------    --------    --------
Operations:
  Investment income - net...............        .15         .13         .20         .14
  Net realized and unrealized gains
    (losses) on investments.............       2.33        1.35        1.48        1.38
                                           --------    --------    --------    --------
Total from operations...................       2.48        1.48        1.68        1.52
                                           --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........         --        (.15)       (.21)       (.09)
  From net realized gains...............         --        (.41)       (.30)       (.16)
                                           --------    --------    --------    --------
Total distributions to shareholders.....         --        (.56)       (.51)       (.25)
                                           --------    --------    --------    --------
Net asset value, end of period..........   $  15.84    $  13.36    $  12.44    $  11.27
                                           --------    --------    --------    --------
Total Return @..........................      18.55%      11.99%      14.02%      14.35%
Net assets end of period (000s
  omitted)..............................   $ 97,163    $ 79,142    $ 52,331    $ 21,327
Ratio of expenses to average daily net
  assets................................        .95%*      1.08%       1.15%       1.14%*
Ratio of net investment income to
  average daily net assets..............       2.12%*      1.10%       1.71%       1.41%*
Portfolio turnover rate.................         24%         30%         27%         39%
Average commission rate paid{::}........   $  .0299    $  .0256    $  .0363          --

*      Annualized.
**     Six-month period ended June 30, 1998.
+ For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
MID CAP STOCK SERIES                        1998+
--------------------------------------------------
Net asset value, beginning of period....   $  9.94
                                           -------
Operations:
  Investment income - net...............       .03
  Net realized and unrealized gain
    (loss) on investments...............      (.54)
                                           -------
Total from operations...................      (.51)
                                           -------
Net asset value, end of period..........   $  9.43
                                           -------
Total return @..........................     (5.08)%
Net assets end of period (000s
  omitted)..............................   $ 5,850
Ratio of expenses to average daily net
  assets(a).............................      1.25%*
Ratio of net investment income to
  average daily net assets(a)...........      2.00%*
Portfolio turnover rate.................        18%
Average commission rate paid{::}........   $ .0404

*      Annualized.
+ For the period May 1, 1998 (commencement of operations) to June 30, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998 through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gain distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
(a) Advisers has voluntarily undertaken to limit annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.76% and 1.05%, respectively.

SMALL CAP VALUE SERIES                      1998+
--------------------------------------------------
Net asset value, beginning of period....   $  9.96
                                           -------
Operations:
  Investment income - net...............       .05
  Net realized and unrealized gain
    (loss) on investments...............      (.41)
                                           -------
Total from operations...................      (.36)
                                           -------
Net asset value, end of period..........   $  9.60
                                           -------
Total return @..........................     (3.60)%
Net assets end of period (000s
  omitted)..............................   $ 7,028
Ratio of expenses to average daily net
  assets(a).............................      1.25%*
Ratio of net investment income to
  average daily net assets(a)...........      4.06%*
Portfolio turnover rate.................        14%
Average commission rate paid{::}........   $ .0601

*      Annualized.
+ For the period May 1, 1998(commencement of operations) to June 30, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Supplementary information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during the period.
@ These are the portfolios total return during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
(a) Advisers has voluntarily undertaken to limit annual expenses for Small Cap Value Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.62% and 3.85%, respectively.

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           -------------------------------------------------------------------------
GLOBAL GROWTH SERIES                        1998**        1997         1996         1995         1994         1993
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   20.29    $   19.00    $   15.97    $   12.31    $   12.77    $  10.86
                                           ---------    ---------    ---------    ---------    ---------    --------
Operations:
  Investment income - net...............         .05          .02          .03          .09          .10         .06
  Net realized and unrealized gains
    (losses) on investments.............        3.06         1.27         3.03         3.66         (.46)       1.91
                                           ---------    ---------    ---------    ---------    ---------    --------
Total from operations...................        3.11         1.29         3.06         3.75         (.36)       1.97
                                           ---------    ---------    ---------    ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........          --           --         (.03)        (.09)        (.10)       (.06)
                                           ---------    ---------    ---------    ---------    ---------    --------
Net asset value, end of period..........   $   23.40    $   20.29    $   19.00    $   15.97    $   12.31    $  12.77
                                           ---------    ---------    ---------    ---------    ---------    --------
Total return @..........................       15.34%        6.82%       19.10%       30.49%       (2.98)%     17.92%
Net assets end of period (000s
  omitted)..............................   $ 387,569    $ 353,255    $ 319,831    $ 207,913    $ 144,647    $ 75,882
Ratio of expenses to average daily net
  assets................................         .75%*        .79%         .79%         .80%         .81%       1.02%
Ratio of net investment income to
  average daily net assets..............         .49%*        .12%         .15%         .64%         .82%        .53%
Portfolio turnover rate.................          17%          35%          14%          29%          20%         19%
Average commission rate paid{::}........   $   .0317    $   .0260    $   .0295    $      --    $      --    $     --

*      Annualized.
**     For the six-month period ended June 30, 1998.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.

LARGE CAP GROWTH SERIES                     1998+
--------------------------------------------------
Net asset value, beginning of period....   $ 10.16
                                           -------
Operations:
  Net realized and unrealized gain
    (loss) on investments...............       .44
                                           -------
Total from operations...................       .44
                                           -------
Net asset value, end of period..........   $ 10.60
                                           -------
Total return @..........................      4.39%
Net assets end of period (000s
  omitted)..............................   $ 6,765
Ratio of expenses to average daily net
  assets(a).............................      1.25%*
Ratio of net investment income to
  average daily net assets(a)...........      (.02)%*
Portfolio turnover rate.................         8%
Average commission rate paid{::}........   $ .0522

*      Annualized.
+ For the Period May 1, 1998 (commencement of operations) to June 30, 1998. The portfolio's inception was March 25, 1998, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
(a) Advisers has voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.43% and (.20%), respectively.

FORTIS SERIES FUND, INC.

(Unaudited)

--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (continued):
                                                                    Year Ended December 31,
                                           --------------------------------------------------------------------------
GROWTH STOCK SERIES                         1998**        1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   36.64    $   32.59    $   28.09    $   22.11    $   22.92    $   21.15
                                           ---------    ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .07          .12          .12          .13          .18          .09
  Net realized and unrealized gains
    (losses) on investments.............        5.73         3.93         4.50         5.98         (.81)        1.77
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total from operations...................        5.80         4.05         4.62         6.11         (.63)        1.86
                                           ---------    ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........          --           --         (.12)        (.13)        (.18)        (.09)
                                           ---------    ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   42.44    $   36.64    $   32.59    $   28.09    $   22.11    $   22.92
                                           ---------    ---------    ---------    ---------    ---------    ---------
Total return @..........................       15.82%       12.42%       16.41%       27.66%       (2.82%)       8.78%
Net assets end of period (000s
  omitted)..............................   $ 775,749    $ 707,155    $ 661,217    $ 530,945    $ 377,483    $ 304,293
Ratio of expenses to average daily net
  assets................................         .66%*        .66%         .67%         .67%         .68%         .69%
Ratio of net investment income to
  average daily net assets..............         .31%*        .33%         .39%         .51%         .81%         .46%
Portfolio turnover rate.................          45%          19%          30%          20%          19%          26%
Average commission rate paid{::}........   $   .0560    $   .0659    $   .0728    $      --    $      --    $      --

*      Annualized.
**     For the six-month period ended June 30, 1998.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                                            Year Ended December 31,
                                           ----------------------------------------------------------
AGGRESSIVE GROWTH SERIES                    1998**        1997         1996        1995       1994+
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   13.81    $   13.62    $  12.68    $   9.80    $  10.03
                                           ---------    ---------    --------    --------    --------
Operations:
  Investment income - net...............         .00          .03         .03         .07         .08
  Net realized and unrealized gains
    (losses) on investments.............        1.89          .16         .94        2.88        (.23)
                                           ---------    ---------    --------    --------    --------
Total from operations...................        1.89          .19         .97        2.95        (.15)
                                           ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........          --           --        (.03)       (.07)       (.08)
                                           ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   15.70    $   13.81    $  13.62    $  12.68    $   9.80
                                           ---------    ---------    --------    --------    --------
Total Return @..........................       13.67%        1.43%       7.64%      29.89%      (1.89%)
Net assets end of period (000s
  omitted)..............................   $ 140,016    $ 122,455    $ 96,931    $ 46,943    $ 13,526
Ratio of expenses to average daily net
  assets................................         .72%*        .76%        .78%        .81%        .88%*
Ratio of net investment income to
  average daily net assets..............         .01%*        .24%        .22%        .58%       1.24%*
Portfolio turnover rate.................          11%          25%         22%         21%          5%
Average commission rate paid{::}........   $   .0577    $   .0616    $  .0692          --          --

*      Annualized.
**     Six-month period ended June 30, 1998.
+ For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
{::} In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT. PRIOR TO JULY 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Peggy L. Ettestad
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
Dickson W. Lewis
  VICE PRESIDENT
Lucinda S. Mezey
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Melinda S. Urion
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       U.S. Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE NATIONAL
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE MINNESOTA
                                                   PORTFOLIO
                                                   STRATEGIC INCOME FUND
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   INTERNATIONAL EQUITY
                                                   PORTFOLIO
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO
FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING              Empower Variable            SECURITIES SUBACCOUNT
                       Annuity                     DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD
LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   MID CAP STOCK SUBACCOUNT
                                                   SMALL CAP VALUE
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   LARGE CAP GROWTH
                                                   SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and FORTIS INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

[LOGO]
FORTIS
SOLID PARTNERS, FLEXIBLE SOLUTIONS-SM-

FORTIS MEANS STEADFAST

Fortis means "steadfast" in Latin. The worldwide Fortis family of companies lives up to the name, and has each day since the 1800s, with flexible solutions tailored to our customers' individual needs. We deliver the stability you require today.. and tomorrow. You can count on it.

Fortis Financial Group offers mutual funds, annuities and life insurance through its broker/dealer Fortis Investors, Inc.

We're part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations throughout the United States.

Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.

Fortis: steadfast for YOU!

FORTIS FINANCIAL GROUP
Fortis Advisers, Inc.
(fund management since 1949)

Fortis Investors, Inc.
(principal underwriter;
member NASD, SIPC)

Fortis Benefits Insurance Company
& Fortis Insurance Company
(issuers of FFG's insurance products)

P.O. Box 64284, St. Paul, MN 55164
Telephone (800) 800-2000
http://www.ffg.us.fortis.com


FORTIS FINANCIAL GROUP                                            Bulk Rate
P.O. Box 64284                                                   U.S. Postage
St. Paul, MN 55164                                                   PAID
                                                                Permit No. 3794
                                                                Minneapolis, MN

Fortis Series Fund, Inc.

[LOGO] Printed on recycled paper with
       40% preconsumer waste and 10%
       post consumer waste. Please recycle.


The Fortis logo and Fortis-SM- are
servicemarks of Fortis AMEV and Fortis AG.


59475 -C-Fortis 7/98